UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS	Christopher P. Harvey, Esq. DECHERT LLP
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	200 Clarendon Street – 27th Floor Boston, MA 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

•	Harbor Domestic Equity Funds’ 2010 Annual Report

•	Harbor International & Global Funds’ 2010 Annual Report

•	Harbor Strategic Markets Funds’ 2010 Annual Report

•	Harbor Fixed Income Funds’ 2010 Annual Report

•	Harbor Target Retirement Funds’ 2010 Annual Report

Annual Report

October 31, 2010

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

Harbor Small Company Value Fund	HASMX	HRSMX	HISMX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2010
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	14.93%	14.65%	14.51%
Harbor Mid Cap Growth Fund	26.13	25.85	25.78
Harbor Small Cap Growth Fund	34.09	33.87	33.64
VALUE FUNDS
Harbor Large Cap Value Fund	10.02%	9.93%	9.65%
Harbor Mid Cap Value Fund	23.08	22.79	22.60
Harbor Small Cap Value Fund	20.50	20.29	20.10
Harbor Small Company Value Fund	29.73	29.45	29.28

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2010
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	16.52
Russell 1000® Growth; large cap, domestic equity	19.65
Russell Midcap® Growth; domestic equity	28.03
Russell 2000® Growth; small cap, domestic equity	28.67
Russell 1000® Value; large cap, domestic equity	15.71
Russell Midcap® Value; domestic equity	27.49
Russell 2000® Value; small cap, domestic equity	24.43

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (unaudited)
	2006	2007	2008	2009	2010
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.66%	0.67%	0.69%	0.68%	0.98%
Administrative Class	0.92	0.92	0.92	0.94	0.93	1.29
Investor Class	1.07	1.04	1.05	1.06	1.05	1.32
Harbor Mid Cap Growth Fund
Institutional Class	0.94%	0.89%	0.87%	0.90%	0.87%	1.26%
Administrative Class	1.18	1.14	1.12	1.15	1.12	1.37
Investor Class	1.32	1.27	1.25	1.26	1.24	1.44
Harbor Small Cap Growth Fund
Institutional Class	0.82%	0.82%	0.84%	0.88%	0.85%	1.25%
Administrative Class	1.07	1.07	1.09	1.13	1.10	1.57
Investor Class	1.22	1.20	1.21	1.25	1.22	1.59
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.71%	0.68%	0.94%
Administrative Class	0.93	0.93	0.93	0.96	0.93	1.26
Investor Class	1.08	1.06	1.05	1.07	1.07	1.32
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.98%	0.95%	1.02%
Administrative Class	1.18	1.19	1.20	1.23	1.20	1.33
Investor Class	1.32	1.33	1.32	1.35	1.32	1.34
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.83%	0.84%	0.87%	0.85%	1.17%
Administrative Class	1.08	1.08	1.09	1.12	1.10	1.49
Investor Class	1.23	1.21	1.22	1.24	1.22	1.51
Harbor Small Company Value Fund
Institutional Class	N/A	0.95%[a]	0.95%	0.95%	0.95%	1.17%
Administrative Class	N/A	1.20 [a]	1.20	1.20	1.20	1.49
Investor Class	N/A	1.33 [a]	1.32	1.32	1.32	1.51

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period May 1, 2007 (inception) through October 31, 2007.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

Domestic equity indices showed double digit returns in fiscal 2010, as the economy showed signs of slow but continuing improvement. The U.S. equities market, as measured by the Russell 3000® Index, returned 18.34%. Small cap and mid cap stocks outperformed the large cap category, and growth stocks did better than value.

Harbor Domestic Equity Funds

The leading performers among the Harbor domestic equity funds for fiscal 2010 were the Harbor Small Cap Growth Fund and the Harbor Small Company Value Fund. The Harbor Small Cap Growth Fund posted a return of 34.09% and outperformed its Russell 2000®

Growth Index benchmark by 542 basis points, or 5.42 percentage points. The Harbor Small Company Value Fund returned 29.73% and outpaced its benchmark, the Russell 2000® Value Index, by 530 basis points.

While all seven of the Harbor domestic equity funds had double-digit returns, fiscal 2010 was a challenging year with five of the seven Harbor domestic equity funds trailing their respective benchmarks.

As always, we encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2010
		Annualized
	1 Year	5 Years	10 Years	30 Years
Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%	2.58%	1.05%	10.55%
S&P 500 Index (large cap stocks)	16.52	1.73	-0.02	10.74
Russell Midcap® Index( mid cap stocks)	27.71	4.01	5.42	12.32
Russell 2000® Index (small cap stocks)	26.58	3.07	4.89	9.77
Russell 3000® Growth Index	20.31	3.28	-2.25	9.18
Russell 3000® Value Index	16.40	0.73	3.04	11.51

International & Global
MSCI EAFE (ND) Index (foreign stocks)	8.36%	3.31%	3.16%	9.08%
MSCI World (ND) Index (global stocks)	12.74	2.54	1.33	9.16
MSCI EM Index (emerging markets)	23.56	14.94	14.62	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	5.96%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Bond Index (high-yield bonds)	19.26%	8.98%	8.35%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	8.01	6.45	6.38	9.07%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.12	2.56	2.49	5.71

International Equity, Strategic Markets, and Fixed Income

International and Global Market indices generally showed solid single to double-digit returns in fiscal 2010. Emerging markets had a very strong performance in fiscal 2010, with the MSCI Emerging Markets Index posting a return of 23.56%. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36%. (All international and global returns are in U.S. dollars.) For U.S. based investors, a weakening U.S. dollar modestly boosted the returns of foreign equities. The MSCI All Country World Index had a return of 14.11%.

Commodity prices rose, helped in part by demand from developing nations as well as a weaker U.S. dollar. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 11.82%.

In fixed income markets, bond prices rose, driving yields lower. The yield of the 10-Year Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to 2.63% as of October 31, 2010; that was down from 3.39% one year earlier. The broad taxable investment-grade bond market returned 8%, while high-yield bonds returned over 19%. The BofA Merrill Lynch 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.12%, as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%.

3

Long-Term Perspective

Financial markets experienced considerable turbulence during the 2010 fiscal year. Although equity markets finished with solid gains, the markets experienced significant volatility during the year. The S&P 500 Index, for example, fell in four different months, including a 13% drop over May and June, before finishing the fiscal year with an overall return of more than 16%. A fragile economic recovery, the BP oil spill, and the sovereign debt crisis in Europe were among the headline issues contributing to sharp fluctuations in the markets.

Short-term volatility in the financial markets is not unusual. Such volatility serves as a reminder of the importance of maintaining a long-term perspective. Experienced investors know it is impossible to predict short-term market movements consistently. They also recognize the value of a broad-based portfolio, diversified among major asset classes and structured to meet each investor’s specific needs.

At Harbor Funds, we offer a range of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to help achieve their long-term objectives.

Thank you for your investment in Harbor Funds.

December 17, 2010

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s discussion of fund performance

MARKET REVIEW

U.S. equity market strength at the beginning and end of the fiscal year—aided by continued, albeit slow, economic growth—more than offset declines during the middle months when expansion appeared to be losing steam.

Late in calendar year 2009 distressed sale prices, low interest rates, increased mortgage credit, and tax credits stimulated housing activity. Manufacturing activity increased and corporate profits improved, largely due to workforce and inventory reductions.

Clouds began to gather on the horizon early in calendar 2010, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators. In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than had been anticipated.

U.S. markets saw additional volatility, linked to shifts in Washington policy debates. In March, an overhaul of the U.S. health care system was enacted. In July, President Obama signed sweeping financial regulatory legislation that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight.

At the end of the fiscal year, housing activity, consumer spending, retail sales, and personal income were rising, as was consumer confidence. However, business production measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investment and hiring.

PERFORMANCE

The Harbor Capital Appreciation Fund advanced 14.93% (Institutional Class), 14.65% (Administrative Class), and 14.51% (Investor Class) for the year ended October 31, 2010. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which rose 19.65%, and the broader market represented by the Standard & Poor’s 500 Index, which climbed 16.52%.

Technology positions contributed most to Fund returns, led by Baidu, the world’s dominant Chinese-language Internet search engine, which rose more than 190%. We believe the Chinese search market is still in its early growth stage and we like Baidu’s improving execution and exploration of long-term monetization opportunities. Salesforce.com climbed more than 100%. Its enterprise cloud-computing customer relationship management service and platform permit customers to avoid many of the expenses and complexities of traditional enterprise software development and implementation. New offerings are helping the company expand to new markets and deepen relationships with existing customers.

VMware and NetApp both climbed almost 100%. Companies use VMware’s software to integrate and manage server, storage, and networking functions, thereby enabling them to lower operating costs. The company appears well-positioned to benefit from growing corporate interest in desktop virtualization, which allows multiple network users to maintain individualized desktops on a single, centrally-located computer or server. NetApp provides data-management solutions that simplify storing, managing, protecting, and archiving enterprise data. We believe NetApp is positioned to benefit from growth in

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	4.8%
Amazon.com Inc.	4.4%
Google Inc.	3.1%
International Business Machines Corporation	3.0%
Schlumberger Ltd.	2.8%
Walt Disney Company	2.7%
Nike Inc.	2.6%
MasterCard Inc.	2.4%
NetApp Inc.	2.4%
Oracle Corp.	2.3%

the storage business stemming from increased digital content. The strong launch of iPad, international opportunities, and secular growth in Mac personal computers made the fiscal year another good one for Apple, which rose 60%. We believe the company’s creativity and innovation in product design and marketing will continue to drive share gains.

In the Consumer Discretionary sector, Amazon.com’s strong earnings reflected market share gains and an ongoing secular shift toward e-commerce. Strong earnings also propelled Coach, the luxury bag and accessories retailer; Nike, the world’s largest sportswear company; and Walt Disney, which has what we consider one of the media sector’s most balanced and best positioned portfolios. Marriott International climbed on improving fundamentals in the lodging sector.

Cummins and Union Pacific were notable contributors in the Industrials sector. Cummins makes diesel and natural gas engines, electric power generation systems, and engine-related component products. Union Pacific is America’s leading rail freight carrier.

Key detractors from performance included Financials holdings Charles Schwab and Morgan Stanley. Low interest rates hurt Schwab by reducing yields on margin loans and cash balances. Uncertainty surrounding financial reform weighed on Morgan Stanley. In Health Care, Baxter International fell on weakness in its blood plasma products business. Gilead Sciences declined following reduced earnings and revenue guidance stemming from the effects of certain elements of health care reform.

Consumer Staples holding CVS Caremark declined on significant pharmacy benefits-management contract losses; CVS is the second-largest prescription benefits manager in the United States. Consumer Discretionary position Staples suffered from exposure to the troubled euro and the sluggish U.S. labor market, which impeded office-supply sales.

We eliminated the Fund’s positions in Cummins, Morgan Stanley, Baxter, Gilead, and CVS.

OUTLOOK AND STRATEGY

With fears of double-dip recession largely in retreat, investors are once again anticipating weak growth. Periodic fits and starts can be expected, but subpar expansion seems likely for an extended time. With harder year-over-year profit comparisons on the horizon, we believe sluggish economic expansion will likely result in a sharp slowing in the rate of corporate-profits growth moving into 2011.

The percentage of revenues and profits a company derives from overseas, specifically in faster-growing, still-developing economies, will likely be a key differentiator in corporate performance, in our view. The Fund currently holds stocks of a number of companies we believe have above-average growth potential in the coming year by virtue of opportunities in rapidly growing markets overseas. We believe that capital spending, another Fund focus and potential earnings driver, should continue to eclipse consumer-based activity. Lending and credit extension will likely remain in abeyance until major elements of financial reform are defined.

In an environment characterized by uncertainty, volatility, and risk, equity valuations can be expected to remain constrained. At current levels, price/earnings multiples make equities look increasingly attractive, in our opinion. As overall profit gains slow, the challenge is to find companies with potential to grow and generate funds to exploit opportunities in the United States and faster-expanding international markets.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.68%

Total Net Assets (000s)	$8,961,461

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.93%

Total Net Assets (000s)	$413,057

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.05%

Total Net Assets (000s)	$862,043

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$63,740	$81,594

Price/Earning Ratio (P/E)	25.6x	19.6x

Price/Book Ratio (P/B)	4.7x	4.3x

Beta vs. Russell 1000® Growth Index	0.94	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	68%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Capital Appreciation Fund
Institutional Class	14.93%	2.61%	-1.35%	12/29/1987	$43,664
Russell 1000® Growth	19.65%	3.21%	-2.52%	—	$38,744
S&P 500	16.52%	1.73%	-0.02%	—	$49,916

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Capital Appreciation Fund
Administrative Class	14.65%	2.35%	6.55%	11/01/2002	$16,607
Investor Class	14.51%	2.22%	6.35%	11/01/2002	$16,368
Russell 1000® Growth	19.65%	3.21%	6.09%	—	$16,052
S&P 500	16.52%	1.73%	5.77%	—	$15,660

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class); 0.95% (Administrative Class); and 1.07% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.8%)

COMMON STOCKS—99.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.7%
2,155,435	Boeing Company	$152,260
1,338,380	Precision Castparts Corp.	182,796
1,931,656	United Technologies Corporation	144,430

		479,486

AIR FREIGHT & LOGISTICS—0.8%
690,050	CH Robinson Worldwide Inc.	48,635
650,265	Expeditors International of Washington Inc.	32,097

		80,732

COMMON STOCKS—Continued

Shares		Value (000s)

BEVERAGES—1.0%
1,671,221	Anheuser-Busch InBev NV ADR (BE)[1]	$105,120

BIOTECHNOLOGY—2.8%
3,431,364	Celgene Corporation*	212,985
2,011,127	Vertex Pharmaceuticals Inc.*	77,086

		290,071

CAPITAL MARKETS—2.6%
7,074,451	Charles Schwab Corporation	108,947
958,429	Goldman Sachs Group Inc.	154,259

		263,206

COMMUNICATIONS EQUIPMENT—5.7%
8,584,869	Cisco Systems Inc.*	195,992
6,855,109	Juniper Networks Inc.*	222,037
3,568,488	Qualcomm Inc.	161,046

		579,075

COMPUTERS & PERIPHERALS—8.2%
1,636,541	Apple Inc.*	492,386
2,367,620	Hewlett-Packard Co.	99,582
4,597,460	NetApp Inc.*	244,815

		836,783

CONSTRUCTION & ENGINEERING—0.4%
2,077,526	Quanta Services Inc.*	40,844

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
4,282,795	Agilent Technologies Inc.*	149,041

ENERGY EQUIPMENT & SERVICES—2.8%
4,060,022	Schlumberger Ltd.	283,755

FOOD & STAPLES RETAILING—2.5%
2,244,590	Costco Wholesale Corporation	140,893
2,979,580	Whole Foods Market Inc.*	118,438

		259,331

FOOD PRODUCTS—3.4%
4,636,213	Kraft Foods Inc.	149,611
1,377,916	Mead Johnson Nutrition Company	81,049
3,902,412	Unilever plc (UK)	112,492

		343,152

HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
760,882	Alcon Inc.	127,615

HEALTH CARE PROVIDERS & SERVICES—2.9%
3,450,870	Express Scripts Inc.*	167,436
2,509,687	Medco Health Solutions Inc.*	131,834

		299,270

HOTELS, RESTAURANTS & LEISURE—4.0%
4,345,868	Marriott International Inc.	161,014
1,388,631	McDonald’s Corporation	107,994
4,955,512	Starbucks Corp.	141,133

		410,141

INTERNET & CATALOG RETAIL—4.4%
2,720,008	Amazon.com Inc.*	449,182

INTERNET SOFTWARE & SERVICES—5.6%
1,531,011	Baidu Inc. ADR (CHN)*[1]	168,427
511,109	Google Inc.*	313,305
4,194,850	Tencent Holdings Ltd. (CHN)	96,168

		577,900

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—7.5%
2,140,164	International Business Machines Corporation	$307,327
1,037,864	MasterCard Inc.	249,150
2,685,082	VISA Inc.	209,893

		766,370

LIFE SCIENCE TOOLS & SERVICES—1.0%
1,967,562	Illuminia Inc.*	106,858

MACHINERY—2.0%
1,023,063	Deere & Co.	78,571
3,252,940	Ingersoll-Rand plc	127,873

		206,444

MEDIA—2.7%
7,572,540	Walt Disney Company	273,444

MULTILINE RETAIL—2.6%
3,995,757	Dollar General Corporation*	112,641
2,987,182	Target Corporation	155,154

		267,795

OIL, GAS & CONSUMABLE FUELS—2.6%
1,091,347	Apache Corporation	110,248
1,966,480	Occidental Petroleum Corporation	154,624

		264,872

PHARMACEUTICALS—7.1%
3,213,681	Abbott Laboratories	164,926
1,548,630	Allergan Inc.	112,136
3,119,186	Mylan Inc.*	63,382
1,749,485	Novartis AG ADR (SWS)[1]	101,383
2,124,147	Shire plc ADR (IE)[1]	148,903
2,602,083	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	135,048

		725,778

ROAD & RAIL—1.0%
1,218,277	Union Pacific Corporation	106,819

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
3,249,586	Altera Corp.	101,420
3,375,296	Broadcom Corporation	137,510
7,088,530	Marvell Technology Group Ltd.*	136,879

		375,809

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—6.4%
313,953	Adobe Systems Inc.*	$8,838
7,961,666	Oracle Corp.	234,073
1,701,202	Red Hat Inc.*	71,893
1,459,941	Salesforce.com Inc.*	169,455
2,197,731	Vmware Inc.*	168,038

		652,297

SPECIALTY RETAIL—1.9%
4,261,194	Staples Inc.	87,227
2,001,356	Tiffany & Co.	106,072

		193,299

TEXTILES, APPAREL & LUXURY GOODS—5.8%
2,969,678	Coach Inc.	148,484
181,151	Lululemon Athletica Inc. (CAN)*	8,029
3,217,648	Nike Inc.	262,045
452,036	Phillips-Van Heusen Corporation	27,728
1,530,322	Polo Ralph Lauren Corporation	148,257

		594,543

WIRELESS TELECOMMUNICATION SERVICES—0.4%
885,397	American Tower Corporation*	45,695

TOTAL COMMON STOCKS (Cost $7,949,785)		10,154,727

SHORT-TERM INVESTMENTS—0.6%
(Cost $64,835)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$64,835	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $66,133)	64,835

TOTAL INVESTMENTS—99.8% (Cost $8,014,620)		10,219,562

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		16,999

TOTAL NET ASSETS—100.0%		$10,236,561

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $64,835 are classified as Level 2. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BE	Belgium.

CAN	Canada.

CHN	China.

IE	Ireland.

IL	Israel.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGERS

Michael T. Carmen, CFA, CPA

Since 2005

Mario E. Abularach,

CFA

Since 2006

Stephen Mortimer

Since 2010

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s discussion of fund performance

MARKET REVIEW

U.S. equities started the fiscal year on a strong note as markets rallied despite concerns about tightening credit conditions in China and burgeoning fiscal deficits across much of Europe. Investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. This reversed in the second quarter of calendar year 2010, however, as U.S. equities tumbled amid rising risk aversion and worries that the global economy could slip back into recession. At the forefront of investors’ concerns were sovereign debt and solvency troubles in the euro zone, slowing economic growth in China and the U.S., and questions about the sustainability of corporate earnings growth. Global equities rebounded in the closing months of the fiscal year as investors shrugged off these concerns. Strong corporate earnings, a rebound in growth in China, and a robust level of merger and acquisition activity helped fuel stocks’ recent rise. Favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk.

The Russell Midcap® Growth Index returned 28.03% for the fiscal year. Within the index, the Telecommunication Services, Consumer Discretionary, and Information Technology sectors performed best, while Utilities was the weakest-performing sector.

PERFORMANCE

For the year ended October 31, 2010, the Harbor Mid Cap Growth Fund modestly underperformed its benchmark. The Fund returned 26.13% (Institutional Class), 25.85% (Administrative Class), and 25.78% (Investor Class), compared with the 28.03% return of the Russell Midcap® Growth Index. The underperformance was the result of weak stock selection, most notably in the Consumer Discretionary and Financials sectors. This more than offset strong stock selection in Industrials and Consumer Staples, along with positive results from a larger-than-index allocation to the Information Technology sector and underweighted positions in Utilities and Energy. A modest cash position also detracted from relative results in the upward-trending market.

Financials holding Great American Group was among the largest detractors from both relative and absolute returns. The company is one of the largest players in the retail and wholesale auction and liquidation market; its shares were hurt as the global economic recovery resulted in a lower-than-expected volume of liquidations and companies going out of business, particularly within retail. Within Consumer Discretionary, Strayer Education was also a significant detractor from relative and absolute performance. The company’s shares suffered due to fears that the government might impose regulations aimed at reducing the high rate of student-loan defaults at for-profit schools as well as curbing the schools’ marketing practices. Within the Information Technology sector, software companies Adobe Systems and VistaPrint were among the largest detractors from relative and absolute performance.

Information Technology holdings Riverbed Technology and SanDisk were the two largest contributors to relative performance. Riverbed Technology provides data services designed to improve performance and data access across wide-area networks (WANs). The company’s results exceeded expectations and management raised guidance on solid revenue gains and strong operating leverage. Flash-memory maker SanDisk reported results that surprised on the upside and management raised guidance. Within Industrials,

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Ingersoll-Rand plc	2.3%
Green Mountain Coffee Roasters Inc.	2.1%
Polycom Inc.	2.1%
Skyworks Solutions Inc.	2.0%
SXC Health Solutions Corporation	1.7%
Tempur Pedic International Inc.	1.7%
Pharmaceutical Product Development Inc.	1.6%
Ross Stores Inc.	1.6%
Corrections Corp. of America	1.5%
Invesco Ltd.	1.5%

US Airways was also among the top contributors to relative and absolute returns. The airline company’s shares rose after it released strong monthly passenger revenue statistics. Industrials name BE Aerospace Inc., a leading provider of aircraft interior products and services, and Information Technology holding Skyworks Solutions, a wireless handset chip supplier, were also among the leading contributors to both relative and absolute performance.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that should achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with bottom-up fundamental analysis and an opportunistic investment approach, in managing the Fund. We consider a very broad universe of stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive stock-by-stock fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increase in exposure to the Information Technology sector during the fiscal year. We also moved from an underweighted exposure to an overweight in the Health Care sector. We decreased our Consumer Discretionary exposure although we remain overweight relative to the benchmark. As of October 31, 2010, Energy and Materials were the Fund’s most significantly underweighted sector exposures relative to the benchmark, while Information Technology and Consumer Discretionary were the largest overweights.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.87%

Total Net Assets (000s)	$298,295

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.12%

Total Net Assets (000s)	$287,256

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.24%

Total Net Assets (000s)	$49,035

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$5,450	$7,359

Price/Earning Ratio (P/E)	29.9x	24.3x

Price/Book Ratio (P/B)	3.7x	4.5x

Beta vs. Russell Midcap® Growth Index	0.95	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	117%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

13

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Mid Cap Growth Fund
Institutional Class	26.13%	4.85%	-0.76%	11/01/2000	$46,318
Russell Midcap® Growth	28.03%	4.28%	0.20%	—	$51,032

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Mid Cap Growth Fund
Administrative Class	25.85%	4.60%	10.43%	11/01/2002	$22,113
Investor Class	25.78%	4.46%	10.28%	11/01/2002	$21,875
Russell Midcap® Growth	28.03%	4.28%	10.14%	—	$21,651

As stated in the Fund’s current prospectus, the expense ratios were 0.91% (Institutional Class); 1.16% (Administrative Class); and 1.27% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

14

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.8%)

COMMON STOCKS—98.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.1%
171,100	BE Aerospace Inc.*	$6,290
229,081	Safran SA (FR)	7,263

		13,553

AIR FREIGHT & LOGISTICS—1.2%
159,400	Expeditors International of Washington Inc.	7,868

AIRLINES—1.1%
958,300	JetBlue Airways Corporation*	6,689

AUTO COMPONENTS—0.9%
283,000	Gentex Corporation	5,654

BIOTECHNOLOGY—0.9%
141,100	Alkermes Inc.*	1,632
123,300	Amylin Pharmaceuticals Inc.*	1,607
86,000	Regeneron Pharmaceuticals Inc.*	2,243

		5,482

BUILDING PRODUCTS—0.6%
98,500	Lennox International Inc.	4,039

CAPITAL MARKETS—3.4%
125,450	Ameriprise Financial Inc.	6,485
418,600	Invesco Ltd.	9,628
242,000	SEI Investments Company	5,360

		21,473

CHEMICALS—1.5%
36,200	CF Industries Holdings Inc.	4,435
188,900	Methanex Corporation (CAN)	5,246

		9,681

COMMERCIAL BANKS—0.8%
72,900	BanColombia SA ADR (COL)[1]	4,917

COMMERCIAL SERVICES & SUPPLIES—2.2%
378,500	Corrections Corp. of America*	9,716
160,500	The GEO Group Inc.*	4,117

		13,833

COMMUNICATIONS EQUIPMENT—8.5%
1,518,000	AAC Acoustic Technologies Holdings Inc. (CHN)	3,674
238,300	Acme Packet Inc. *	9,425
195,200	ADTRAN Inc.	6,299
386,700	Aruba Networks Inc.*	8,472
289,700	Finisar Corporation*	4,928
393,100	Polycom Inc.*	13,279
134,000	Riverbed Technology Inc.*	7,710

		53,787

COMPUTERS & PERIPHERALS—1.4%
169,100	NetApp Inc.*	9,004

CONSTRUCTION & ENGINEERING—1.5%
359,600	AECOM Technology Corporation*	9,526

DISTRIBUTORS—1.3%
375,100	LKQ Corp.*	8,155

DIVERSIFIED CONSUMER SERVICES—0.4%
17,690	Strayer Education Inc.	2,474

DIVERSIFIED FINANCIAL SERVICES—0.0%
724,300	Great American Group Inc.*	290

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.3%
501,850	Jabil Circuit Inc.*	$7,698
532,060	Sanmina-SCI Corporation*	7,013

		14,711

ENERGY EQUIPMENT & SERVICES—1.0%
130,000	Ensco plc (UK)	6,024

FOOD PRODUCTS—2.1%
401,160	Green Mountain Coffee Roasters Inc.*	13,234

HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
108,300	Edwards Lifesciences Corp.*	6,922
432,200	Hologic Inc.*	6,924
178,200	Thoratec Corp.*	5,816

		19,662

HEALTH CARE PROVIDERS & SERVICES—0.9%
222,100	Coventry Health Care Inc.*	5,202
29,520	Lincare Holdings Inc.	774

		5,976

HEALTH CARE TECHNOLOGY—2.8%
355,200	Allscripts-Misys Healthcare Solutions Inc.*	6,780
274,122	SXC Health Solutions Corporation (CAN)*	10,680

		17,460

HOTELS, RESTAURANTS & LEISURE—1.8%
159,904	Accor SA (FR)*	6,558
118,870	Cheesecake Factory Inc.*	3,461
135,932	Domino’s Pizza UK & IRL plc (UK)	1,062

		11,081

HOUSEHOLD DURABLES—5.0%
251,870	Jarden Corporation	8,075
740,300	MRV Engenharia e Participacoes SA (BR)	7,228
486,700	PDG Realty SA Empreendimentos e Participacoes (BR)	6,088
305,664	Tempur Pedic International Inc.*	10,545

		31,936

INSURANCE—0.1%
700	Brasil Insurance Participacoes e Administracao SA (BR)*	556

INTERNET & CATALOG RETAIL—1.9%
18,380	Netflix Inc.*	3,189
23,340	Priceline.com Inc.*	8,795

		11,984

INTERNET SOFTWARE & SERVICES—1.8%
245,540	GSI Commerce Inc.*	5,996
126,693	VistaPrint NV*	5,330

		11,326

IT SERVICES—2.6%
104,700	Congnizant Technology Solutions Corporation*	6,825
376,800	Genpact Ltd.*	5,991
89,700	Teradata Corporation*	3,531

		16,347

LEISURE EQUIPMENT & PRODUCTS—1.0%
396,800	Brunswick Corporation	6,277

LIFE SCIENCES TOOLS & SERVICES—2.5%
130,200	Covance Inc.*	6,118
385,200	Pharmaceutical Product Development Inc.	9,942

		16,060

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—3.6%
370,400	Ingersoll-Rand plc	$14,561
174,000	Navistar International Corporation*	8,383

		22,944

MEDIA—1.0%
183,600	DreamWorks Animation SKG Inc.*	6,481

METALS & MINING—1.5%
702,000	Consolidated Thompson Iron Mines Ltd. (CAN)*	6,801
193,131	Vallar plc (UK)*	2,839

		9,640

MULTILINE RETAIL—2.2%
188,400	Big Lots Inc.*	5,910
177,970	Family Dollar Stores Inc.	8,217

		14,127

OIL, GAS & CONSUMABLE FUELS—1.1%
132,800	Consol Energy Inc.*	4,881
215,389	Karoon Gas Australia Ltd. (AUS)*	1,975

		6,856

PHARMACEUTICALS—4.1%
194,400	Auxilium Pharmaceuticals Inc.*	4,812
319,500	Mylan Inc.*	6,492
99,500	Salix Pharmaceuticals Ltd.*	3,764
134,100	Shionogi & Co. Ltd. (JP)	2,336
179,696	Watson Pharmaceuticals Inc.*	8,383

		25,787

PROFESSIONAL SERVICES—1.1%
132,700	Manpower Inc.	7,263

ROAD & RAIL—2.3%
167,700	JB Hunt Transport Services Inc.	6,031
524,600	Localiza Rent A Car Ltd. (BR)	8,685

		14,716

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.7%
218,600	Broadcom Corporation	8,906
207,600	Cavium Networks Inc.*	6,616
160,700	Cypress Semiconductors Corporation*	2,266
943,000	LSI Corporation*	4,941
130,100	Marvell Technology Group Ltd.*	2,512
285,500	Maxim Integrated Products Inc.*	6,184
265,200	Omnivision Technologies Inc.*	7,195
127,100	Power Integrations Inc.*	4,342
544,900	Skyworks Solutions Inc.*	12,484

		55,446

SOFTWARE—4.2%
781,900	Cadence Design Systems Inc.*	6,623
73,100	Citrix Systems Inc.*	4,684
125,600	Concur Technologies Inc.*	6,483
27,270	QLIK Technologies Inc.*	681
92,900	Rovi Corporation*	4,705
174,300	TICBO Software Inc.*	3,350

		26,526

SPECIALTY RETAIL—4.9%
101,930	Advance Auto Parts Inc.	6,623
145,500	Bed Bath & Beyond Inc.*	6,388
246,600	Dick’s Sporting Goods Inc.*	7,107
166,600	Ross Stores Inc.	9,828
40,130	Williams-Sonoma Inc.	1,299

		31,245

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—5.0%
191,100	Coach Inc.	$9,555
119,000	Columbia Sportswear Company	6,218
330,400	Hanesbrands Inc.*	8,194
161,354	Pandora AS (DEN)*	7,829

		31,796

TRADING COMPANIES & DISTRIBUTORS—0.7%
226,700	United Rentals Inc.*	4,260

WIRELESS TELECOMMUNICATION SERVICES—1.1%
687,100	MetroPCS Communications Inc.*	7,153

TOTAL COMMON STOCKS (Cost $515,645)		623,299

SHORT-TERM INVESTMENTS—1.9%
(Cost $11,672)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$11,672	Repurchase Agreement with Bank of America dated October 29, 2010 due November 01, 2010 at 0.210% collateralized by U.S. Treasury Bill (market value $11,836)	$11,672

TOTAL INVESTMENTS—100.1% (Cost $527,317)		634,971

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(385)

TOTAL NET ASSETS—100.0%		$634,586

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $11,672, holdings in the Diversified Financial Services category valued at $290, and holdings in the Insurance category valued at $556 are classified as Level 2. All others holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

BR	Brazil.

CAN	Canada.

CHN	China.

COL	Columbia.

DEN	Denmark.

FR	France.

JP	Japan.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Matthew Strobeck

Since 2008

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Arthur Bauernfeind

Matthew Strobeck

Ethan Meyers

Scott Emerman

Management’s discussion of fund performance

MARKET REVIEW

Despite ongoing economic and political uncertainty, investor fears of a double-dip recession seemed to wane by the closing months of fiscal 2010. Many of the same issues that had caused concern earlier—European debt woes, economically-damaging protectionist rhetoric, and stubbornly high unemployment—actually set the stage for the market rebound. Mid-August commentary from the Federal Reserve on the possibility of a second round of quantitative easing fueled the stock market advance. The widely anticipated change in the Congressional balance of power in the midterm election also contributed to investor enthusiasm toward equities, as many believe that bipartisanship in Washington could stem the tide of increased government regulation and perhaps lead to some resolution of uncertainties around tax policy. However, the average investor has remained on the sidelines, as equity mutual funds experienced quarterly outflows while inflows into bond funds continued apace.

PERFORMANCE

The Harbor Small Cap Growth Fund outperformed its Russell 2000® Growth Index benchmark for the year ended October 31, 2010. The Fund returned 34.09% (Institutional Class), 33.87% (Administrative Class), and 33.64% (Investor Class), while the index returned 28.67%. From a longer-term perspective, the Fund outpaced the benchmark for the latest five-year and 10-year periods.

Positive stock selection across six economic sectors generated gains relative to the index; contributions from Health Care, Industrials, and Consumer Discretionary names were particularly meaningful. Stock-specific weakness within Financials and Materials led to modest underperformance in those two sectors.

Health Care contributed over 210 basis points, or 2.10 percentage points, to relative results. Merger and acquisition activity picked up in the past 10 months, and several portfolio holdings within the sector traded up following announcements of proposed acquisitions. Covidien announced an all-cash deal to buy medical device firm ev3 at a 19% premium to its share price. In a sense, Covidien’s interest validated our investment thesis, which was based on ev3’s growing cardiovascular and neurological units, as well as the firm’s healthy margins. Shares of OSI Pharmaceuticals also surged after the biotechnology company received an all-cash offer from Astellas Pharma.

Industrials stocks added nearly 200 basis points to relative gains. The portfolio’s exposure to the sector increased significantly during the past 12 months, with seven new positions initiated across five sub-industries. We purchased US Airways in the fall of 2009, given our conviction that the company would benefit from an eventual rebound in air travel. The stock reached our internal price target and was sold in April 2010; we bought it back later in the year based on our positive outlook on pricing and capacity trends in the airline industry in general, as well as the company’s improving fundamentals. Auto supplier Wabco Holdings, which was added to the portfolio in March 2010, outperformed its industry counterparts. The company remained profitable through the downturn and

18

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Tenneco Inc.	3.1%
Nuance Communications Inc.	2.5%
United Therapeutics Corporation	2.4%
Greenhill & Co. Inc.	2.3%
The GEO Group Inc.	2.3%
Solutia Inc.	2.2%
Superior Energy Services Inc.	2.2%
Acorda Therapeutics Inc.	2.1%
Cavium Networks Inc.	2.1%
Masimo Corporation	2.1%

continued to deliver above-consensus quarterly results after the recovery in auto markets began. Gardner Denver, a maker of compressors and fluid-transfer products, also contributed meaningfully to performance. With a focus on lean manufacturing and shorter lead times, the company saw a significant improvement in free cash flow generation.

As has generally been the case since the market bottomed in the first quarter of calendar 2009, the portfolio remains underweight in Consumer Discretionary names. While this reduced exposure somewhat restrained relative results, stock selection more than offset the negative allocation effect, providing 175 basis points of excess gains. The bulk of the performance benefit came from Internet retail holding Netflix. The stock climbed 190% while being held in the portfolio. Also adding to outperformance was Tenneco, a manufacturer of automotive emission and ride control products. We increased our position size in the stock during the market weakness of May, as we believed the company would benefit from the general automotive recovery and that new emission regulations for commercial vehicles should add a compelling secular dynamic to the company’s cyclical growth. One of the new purchases within consumer discretionary was Sotheby’s, which emerged from the downturn with a stronger balance sheet and more efficient cost management. The auction company’s profit model is levered to revenue recovery, and year-to-date auction revenues have been above the high end of estimates.

The Materials sector’s 28 basis points of relative underperformance resulted primarily from Jaguar Mining, the portfolio’s sole investment in the gold industry. The stock tumbled in July, when the company revealed that its quarterly production was below target. The company’s inability to demonstrate production growth and cost containment gave us cause for concern and the position was sold.

The Financials sector detracted approximately 60 basis points from relative returns. We have a limited exposure to Financials stocks, given our expectation that higher capital requirements will likely keep a lid on returns, particularly within the banking industry. Our cautious outlook has led to a repositioning of holdings within the sector. Two regional banks, Signature Bank and Texas Capital Bancshares, were sold, as were holdings within the property and casualty insurance and investment banking areas. We maintained positions in Greenhill & Co., an investment bank focused almost exclusively on mergers and acquisitions, and East West Bancorp, a commercial bank that caters predominantly to Asian-American clientele.

OUTLOOK AND STRATEGY

We remain positive on equities. Corporations have taken advantage of investors’ enthusiasm for bond funds as well as the low-interest-rate environment to issue debt. This has added to the record volume of cash on corporate balance sheets, which could soon be liberated for productive purposes. We believe that stock buybacks are a likely outcome as are dividend increases. Evidence has begun to mount that corporate management teams seem more confident, as there has been an increase in announced merger-and-acquisition volume. We would expect this trend in corporate confidence to continue and to manifest itself in increased capital investment, as well. Investor enthusiasm, however, is likely to remain volatile in response to news flow that, in our view, will be far from uniformly positive. Our focus will remain on seeking to identify real earnings growth at reasonable valuations.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.85%

Total Net Assets (000s)	$391,571

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.10%

Total Net Assets (000s)	$35,048

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.22%

Total Net Assets (000s)	$25,841

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,068	$1,202

Price/Earning Ratio (P/E)	27.3x	26.8x

Price/Book Ratio (P/B)	3.3x	3.6x

Beta vs. Russell 2000® Growth Index	0.94	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	82%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

20

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Cap Growth Fund
Institutional Class	34.09%	5.37%	6.03%	11/01/2000	$89,764
Russell 2000® Growth	28.67%	3.99%	1.15%	—	$56,044

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Cap Growth Fund
Administrative Class	33.87%	5.11%	9.31%	11/01/2002	$20,386
Investor Class	33.64%	4.97%	9.15%	11/01/2002	$20,143
Russell 2000® Growth	28.67%	3.99%	9.63%	—	$20,863

As stated in the Fund’s current prospectus, the expense ratios were 0.89% (Institutional Class); 1.14% (Administrative Class) and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

21

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.6%)

COMMON STOCKS—98.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.1%
374,700	Hexcel Corporation*	$6,658
89,160	Triumph Group Inc.	7,453

		14,111

AIRLINES—1.7%
634,600	US Airways Group Inc.*	7,482

AUTO COMPONENTS—3.1%
433,971	Tenneco Inc.*	14,156

BIOTECHNOLOGY—8.7%
350,771	Acorda Therapeutics Inc.*	9,485
120,880	Alexion Pharmaceuticals Inc.*	8,256
977,758	Allos Therapeutics Inc.*	3,892
542,445	Amylin Pharmaceuticals Inc.*	7,068

COMMON STOCKS—Continued

Shares		Value (000s)

BIOTECHNOLOGY—Continued
179,200	United Therapeutics Corporation*	$10,752

		39,453

CAPITAL MARKETS—2.3%
134,295	Greenhill & Co. Inc.	10,431

CHEMICALS—3.2%
139,062	Kraton Performance Polymers Inc.*	4,514
558,200	Solutia Inc.*	10,109

		14,623

COMMERCIAL BANKS—2.0%
510,100	East West Bancorp Inc.	8,993

COMMERCIAL SERVICES & SUPPLIES—3.5%
316,228	Higher One Holdings Inc.*	5,521
400,500	The GEO Group Inc.*	10,273

		15,794

COMMUNICATIONS EQUIPMENT—2.4%
1,236,800	Broadcade Communications Systems Inc.*	7,817
340,853	Oclaro Inc.*	2,866

		10,683

DIVERSIFIED CONSUMER SERVICES—3.8%
200,530	Sotheby’s	8,791
1,477,100	Stewart Enterprises Inc.	8,213

		17,004

ENERGY EQUIPMENT & SERVICES—7.3%
374,010	Exterran Holdings Inc.*	9,414
92,600	Oil States International Inc.*	4,734
264,450	Rowan Companies Inc.*	8,700
366,620	Superior Energy Services Inc.*	10,126

		32,974

FOOD PRODUCTS—0.5%
51,539	Diamond Foods Inc.	2,278

HEALTH CARE EQUIPMENT & SUPPLIES—6.4%
313,145	Arthrocare Corporation*	8,543
312,157	Immucor Inc.*	5,431
315,200	Masimo Corporation	9,510
189,016	Orthofix International NV (NET)*	5,294

		28,778

HEALTH CARE PROVIDERS & SERVICES—5.5%
1,056,513	Health Management Associates Inc.*	8,463
93,400	Mednax Inc.*	5,530
793,750	Sun Healthcare Group Inc.*	7,549
242,050	Team Health Holding Inc.*	3,231

		24,773

HEALTH CARE TECHNOLOGY—1.3%
316,752	MedAssets Inc.*	5,873

INTERNET SOFTWARE & SERVICES—2.8%
125,445	Digital River Inc.*	4,674
336,287	Savvis Inc.*	8,068

		12,742

IT SERVICES—1.8%
459,220	Acxiom Corporation*	8,059

LIFE SCIENCES TOOLS & SERVICES—2.8%
54,188	Dionex Corporation*	4,835
399,850	ICON plc ADR (IE)[1]*	7,737

		12,572

22

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—8.1%
191,625	CLARCOR Inc.	$7,600
487,869	Colfax Corporation*	7,840
159,237	Gardner Denver Inc.	9,207
297,335	Titan International Inc.	4,510
158,055	WABCO Holdings Inc.*	7,337

		36,494

OIL, GAS & CONSUMABLE FUELS—5.1%
208,942	Alpha Natural Resources Inc.*	9,438
136,155	Holly Corp.	4,456
1,669,738	International Coal Group Inc.*	9,384

		23,278

PHARMACEUTICALS—0.3%
445,250	Santarus Inc.*	1,394

PROFESSIONAL SERVICES—1.0%
226,640	Huron Consulting Group Inc.*	4,512

ROAD & RAIL—2.5%
497,538	Avis Budget Group Inc.*	5,777
379,100	Heartland Express Inc.	5,652

		11,429

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
301,663	ATMI Inc.*	5,330
298,922	Cavium Networks Inc.*	9,527
207,375	EZchip Semiconductor Ltd. (IL)*	5,110
221,960	Skyworks Solutions Inc.*	5,085

		25,052

SOFTWARE—10.4%
1,021,276	Cadence Design Systems Inc.*	8,650
206,590	Informatica Corp.*	8,406
444,495	Net 1 UEPS Technologies Inc. (S.AFR)*	5,481
711,500	Nuance Communications Inc.*	11,178

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—Continued
159,820	Red Hat Inc.*	$6,754
352,017	SolarWinds Inc.*	6,389

		46,858

SPECIALTY RETAIL—0.9%
154,927	Vitamin Shoppe Inc.*	4,309

TRADING COMPANIES & DISTRIBUTORS—1.2%
99,025	Watsco Inc.	5,542

TRANSPORTATION INFRASTRUCTURE—1.2%
334,220	Aegean Marine Petroleum Network Inc. (GRC)	5,350

TOTAL COMMON STOCKS (Cost $374,108)		444,997

SHORT-TERM INVESTMENTS—2.6%
(Cost $11,957)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$11,957	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $12,200)	11,957

TOTAL INVESTMENTS—101.0% (Cost $386,065)		456,954

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.0)%		(4,494)

TOTAL NET ASSETS—100.0%		$452,460

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $11,957 are classified as Level 2. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

GRC	Greece.

IE	Ireland.

IL	Israel.

NET	Netherlands.

S.AFR	South Africa.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Richard E. Helm

Management’s discussion of fund performance

MARKET REVIEW

U.S. equities experienced wide shifts in sentiment and performance during the year ended October 31, 2010. Markets advanced steadily in the first half of the fiscal year as investors began to gain confidence in evidence of an economic recovery. Earnings for the first calendar quarter of 2010 were strong and largely beat estimates. The mood changed in the second quarter, which was marked by concerns about European sovereign bank debt, U.S. financial regulatory reform, weak housing and employment data, and faltering consumer confidence.

Value stocks, as measured by the Russell 1000® Value Index, lagged growth stocks and broader equity markets such as the Standard & Poor’s 500 Index for the fiscal year. Consumer Discretionary stocks, with a total return of 37%, were the best performers in the Russell 1000® Value Index, lifted by an increase in consumer spending. Media stocks did particularly well, as did hotels, on prospects of increased advertising spending and a resumption of business travel, respectively.

Value stocks, which had risen significantly from their March 2009 low through April 2010, retreated in June and had wide swings throughout the summer. Markets responded positively to strong earnings reports in July, then retreated in August on news of disappointing leading economic indicators from China. U.S. equity markets then experienced their strongest September since 1939, responding to Federal Reserve Chairman Bernanke’s remarks about the possibility of additional quantitative easing. Investors also sensed opportunities with reports of progress on the Basel III financial reform, evidence that the U.S. recession had ended, and more-favorable economic data from China. The momentum slowed but remained positive in October.

Government policy had a strong effect on the Financials sector (+6%). After a late-2009 sell-off, the sector rebounded in March 2010 amid confidence that the Federal Reserve would keep interest rates low for some time. Bank stocks slipped in the second calendar quarter of 2010, mirroring concerns about the sovereign debt crisis, before stabilizing late in the fiscal year as earnings improved and loan-loss provisions declined.

Government legislation also had an impact on the Health Care sector (+15%). Insurance companies, generic-drug manufacturers, and hospitals rallied in the first half of the fiscal year when the so-called public option was not included in health care reform legislation. The sector—usually considered defensive—subsequently lost ground when markets rallied, then performed comparatively well when more-cyclical stocks retreated.

Information Technology companies (+19%) rebounded from a steep sell-off early in calendar 2010, triggered by concerns that falling smart-phone prices could hurt microchip suppliers; they rose later in the first calendar quarter as economic news brightened and corporate IT spending forecasts rose. Technology stocks then retreated in the summer amid renewed concerns about weakness in the global economic recovery and the impact it could have on PC purchases. Telecommunication Services (+24%) lagged in the first half of the fiscal year as the industry struggled to keep up with consumer demands for ever-greater connectivity. The sector rebounded on the prospect of more-profitable tiered-pricing systems that would replace the all-inclusive plans currently in use.

Energy companies (+10%) had a difficult year. Several companies were hurt in connection with the BP oil spill in the Gulf of Mexico in April, and oil prices fell in May on worries about European sovereign debt and the construction slowdown in China.

24

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Procter & Gamble Company	3.0%
General Electric Co.	2.6%
Johnson & Johnson	2.6%
JP Morgan Chase & Co.	2.6%
Merck & Co. Inc.	2.5%
Pfizer Inc.	2.5%
Chevron Corporation	2.4%
Wisconsin Energy Corp.	2.2%
Bank of America Corporation	2.1%
Oracle Corp.	2.1%

After a July respite, prices slid again when oil prices declined on worries about the global economy and its impact on demand.

PERFORMANCE

The Harbor Large Cap Value Fund returned 10.02% (Institutional Class), 9.93% (Administrative Class), and 9.65% (Investor Class) for the year ended October 31, 2010. By comparison, its benchmark, the Russell 1000® Value Index, returned 15.71%.

Stock selection in the Industrials sector detracted from total return. Within the Energy sector, our out-of-index allocation to Transocean, owner of the Deepwater Horizon rig involved in the BP oil spill in the Gulf of Mexico, hurt results. The stock had a sizeable decline for the fiscal year, although it rose nearly 30% from early August (when the well was successfully capped) through the end of October. Our overweight and stock selection in Health Care, as well as stock selection in Financials, Consumer Staples, and Consumer Discretionary, also contributed to the Fund’s underperformance.

Our overweight in Information Technology was a positive contributor to performance, particularly larger-than-index positions in Texas Instruments and Corning, as well as our out-of-index investment in Oracle Systems. An overweight in Microsoft detracted, however. Microsoft was a laggard through much of the fiscal year—in fact, it was added to the index in June, as it was displaying some value characteristics—although it rallied in October due to a solid earnings report. In addition, the company increased its dividend late in the fiscal year and continues to have a very strong balance sheet; we maintain a favorable outlook.

OUTLOOK AND STRATEGY

We expect the economy to continue to recover slowly and avoid a double-dip recession. The most recent data indicate mildly better, but still muted, conditions. Second-quarter 2010 GDP growth was reported at 2%, mostly due to inventory rebuilds.

The market seems to have a wait-and-see attitude with respect to the next round of quantitative easing, which was announced at an initial $600 billion but could approach $1 trillion before it runs its course. Any further easing might provide a market bump, although in our view it appears that the market has absorbed this expectation and any economic benefits are questionable.

It appears that one headwind—the potential expiration of tax cuts that were passed in 2001 and 2003—may be resolved rather positively. A measure to extend the current rates is expected to come to a December vote in the lame duck Congress. Expectations are that the measure will pass despite some opposition by the majority party, and should quell concerns over the taxation of dividends for the next two years. We have witnessed significant dividend increases from most sectors this year, with banks the primary exception, and the resolution of the taxation question should support additional increases going forward.

In such a sluggish environment, we believe investors will seek stable, high-quality companies, whose strong balance sheets and large cash positions should enable them to increase their dividends (a key factor in our stock-selection process) over the next few years. We believe equity valuations are moderately attractive and we remain fully invested.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%

Total Net Assets (000s)	$304,723

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%

Total Net Assets (000s)	$18,369

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.07%

Total Net Assets (000s)	$26,370

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$86,228	$66,955

Price/Earning Ratio (P/E)	15.5x	16.3x

Price/Book Ratio (P/B)	2.2x	1.7x

Beta vs. Russell 1000® Value Index	0.87	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	49%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

26

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Large Cap Value Fund
Institutional Class	10.02%	0.36%	2.66%	12/29/1987	$64,986
Russell 1000® Value	15.71%	0.62%	2.64%	—	$64,912

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Large Cap Value Fund
Administrative Class	9.93%	0.12%	5.20%	11/01/2002	$15,000
Investor Class	9.65%	-0.02%	4.99%	11/01/2002	$14,767
Russell 1000® Value	15.71%	0.62%	6.35%	—	$16,370

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Net) and 0.77% (Gross) (Institutional Class); 0.95% (Net) and 1.01% (Gross) (Administrative Class); and 1.09% (Net) and 1.14% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

27

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.9%)

COMMON STOCKS—98.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.1%
24,200	Boeing Company*	$1,709
66,800	General Dynamics Corporation	4,550
45,100	L-3 Communications Holdings Inc.*	3,256
66,500	Lockheed Martin Corporation*	4,741

		14,256

AIR FREIGHT & LOGISTICS—0.7%
38,000	United Parcel Service Inc.	2,559

BEVERAGES—1.9%
99,600	PepsiCo Inc.	6,504

CAPITAL MARKETS—4.4%
129,900	Bank of New York Mellon Corporation	3,255
32,600	Franklin Resources Inc.	3,739
44,000	Goldman Sachs Group Inc.*	7,082
50,200	Morgan Stanley	1,249

		15,325

CHEMICALS—1.4%
64,900	Dow Chemical Co.	2,001
30,600	Ecolab Inc.	1,509
23,700	Sigma Aldrich Inc.	1,503

		5,013

COMMERCIAL BANKS—3.3%
34,300	Toronto - Dominion Bank Group Inc. (CAN)	2,476
115,400	U.S. Bancorp.	2,790
242,200	Wells Fargo & Company*	6,317

		11,583

COMMERCIAL SERVICES & SUPPLIES—0.5%
48,600	Waste Management Inc.	1,736

COMMUNICATIONS EQUIPMENT—1.1%
86,700	Qualcomm Inc.*	3,913

CONSUMER FINANCE—0.7%
56,200	American Express Co.	2,330

DISTRIBUTORS—0.5%
38,500	Genuine Parts Company	1,843

DIVERSIFIED FINANCIAL SERVICES—5.9%
639,600	Bank of America Corporation*	7,317
1,023,700	Citigroup Inc.*	4,269
242,800	JP Morgan Chase & Co.	9,136

		20,722

DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
232,900	AT&T Inc.	6,638
113,100	Verizon Communications Inc.	3,672

		10,310

ELECTRIC UTILITIES—2.0%
124,200	NextEra Energy Inc.*	6,836

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
255,900	Corning Inc.*	4,678

ENERGY EQUIPMENT & SERVICES—1.1%
53,100	Schlumberger Ltd.*	3,711

FOOD & STAPLES RETAILING—4.1%
51,600	Costco Wholesale Corporation	3,239
195,400	CVS/Caremark Corporation	5,885
97,800	Wal-Mart Stores Inc.*	5,298

		14,422

28

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—1.3%
142,100	Kraft Foods Inc.	$4,586

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
124,700	Covidien plc (IE)	4,972
89,000	Medtronic Inc.	3,133

		8,105

HEALTH CARE PROVIDERS & SERVICES—1.0%
95,200	UnitedHealth Group Inc.*	3,432

HOTELS, RESTAURANTS & LEISURE—1.6%
70,100	McDonald’s Corporation*	5,452

HOUSEHOLD PRODUCTS—3.0%
166,600	Procter & Gamble Company	10,591

INDUSTRIAL CONGLOMERATES—2.8%
9,800	3M Co.	825
558,700	General Electric Co.	8,951

		9,776

INSURANCE—5.8%
109,000	Aflac Inc.*	6,092
79,000	Chubb Corporation	4,584
127,600	HCC Insurance Holdings Inc.	3,379
154,900	MetLife Inc.*	6,247

		20,302

IT SERVICES—1.3%
57,100	VISA Inc.*	4,463

MEDIA—1.8%
171,400	Walt Disney Company	6,189

METALS & MINING—0.8%
23,200	BHP Billiton Ltd. (AUS)*	953
20,600	Freeport-McMoRan Copper & Gold Inc.*	1,950

		2,903

MULTI-UTILITIES—5.6%
132,800	PG&E Corporation	6,350
108,500	Sempra Energy	5,803
127,600	Wisconsin Energy Corp.*	7,597

		19,750

MULTILINE RETAIL—0.8%
75,100	Nordstrom Inc.	2,892

OIL, GAS & CONSUMABLE FUELS—10.2%
43,822	Apache Corporation	4,427
102,300	Chevron Corporation*	8,451
1,943,700	CNOOC Ltd. (HK)	4,017
58,600	ConocoPhillips	3,481
80,300	Exxon Mobil Corporation*	5,338
83,200	Occidental Petroleum Corporation*	6,542
64,100	Total SA (FR)*	3,483

		35,739

PHARMACEUTICALS—10.0%
83,400	Abbott Laboratories	4,280
141,500	Johnson & Johnson*	9,009
237,200	Merck & Co. Inc.	8,606
494,600	Pfizer Inc.*	8,606
83,100	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]*	4,313

		34,814

COMMON STOCKS—Continued

Shares		Value (000s)

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.1%
43,200	Corporate Office Properties Trust	$1,533
20,500	Public Storage Inc.	2,034
37,700	Simon Property Group Inc.*	3,620

		7,187

ROAD & RAIL—0.8%
44,100	Norfolk Southern Corporation*	2,712

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
44,800	Intel Corporation*	899
167,900	Texas Instruments Inc.	4,965

		5,864

SOFTWARE—3.5%
191,400	Microsoft Corporation*	5,099
245,400	Oracle Corp.	7,215

		12,314

SPECIALTY RETAIL—1.9%
51,100	Hennes & Mauritz AB (SW)*	1,801
81,300	Ross Stores Inc.	4,796

		6,597

TEXTILES, APPAREL & LUXURY GOODS—1.3%
37,100	Nike Inc.	3,021
16,500	V.F. Corporation*	1,374

		4,395

TOBACCO—0.8%
48,100	Philip Morris International Inc.	2,814

WIRELESS TELECOMMUNICATION SERVICES—1.8%
49,200	China Mobile Ltd. ADR (CHN)[1]	2,527
1,366,100	Vodafone Group plc (UK)*	3,718

		6,245

TOTAL COMMON STOCKS (Cost $321,086)		342,863

SHORT-TERM INVESTMENTS—1.8%
(Cost $6,205)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$6,205	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $6,334)	6,205

TOTAL INVESTMENTS—99.9% (Cost $327,291)		349,068

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		394

TOTAL NET ASSETS—100.0%		$349,462

29

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $6,205 are classified as Level 2. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia

CAN	Canada.

CHN	China.

FR	France.

HK	Hong Kong.

IE	Ireland.

IL	Israel.

SW	Sweden.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s discussion of fund performance

MARKET REVIEW

Equity markets posted very strong returns for the year ended October 31, 2010, with mid cap and small cap stocks leading the way. Mid cap stocks, as measured by the Russell Midcap® Index, advanced 27.71% with small caps not far behind, returning 26.58%, as measured by the Russell 2000® Index. Although mid cap stocks turned in a strong performance, it was not a straight-up advance. The mid cap index plummeted nearly 15% in May and June but rebounded in the following months. There was very little difference among styles, as the Russell Midcap® Growth Index was up 28.03% while the Russell Midcap® Value Index advanced 27.49%.

Even though markets rallied over the last year, the macroeconomic environment would appear to be not very different from a year ago. In last year’s annual report we noted that companies had announced improved profits and that many had exceeded analysts’ expectations; however, unemployment stood at its highest level since 1982. A year later, the story is much the same, with companies exceeding expectations and unemployment remaining stubbornly high. We also noted at this time last year that monetary policy was accommodative, with the federal funds rate ranging between 0% and 0.25%. The stock market rally over the last month or so was due in part to an expectation that the Federal Reserve would pursue additional quantitative easing to keep the fledgling recovery alive. Finally, we pointed out that there were several headwinds, including high unemployment and high consumer and government debt loads, that could impede future economic growth. Those headwinds remain in place.

While all segments of the market rebounded nicely over the past year, Telecommunication Services and Real Estate Investment Trusts (REITs) led the market, while Financials were the weakest sector. Most sector returns were not too different from the overall benchmark, as the market advance was broad-based, with little distinction among sectors or individual stocks. As such, the advance appeared to have been driven more by macroeconomic factors than by individual companies. It was a time in which individual company fundamentals did not have as much impact on returns as has been the case historically. In general, this type of environment tends to be challenging for strategies such as ours, which focuses on adding value through stock selection, as opposed to top-down macro strategies.

PERFORMANCE

The Harbor Mid Cap Value Fund returned 23.08% (Institutional Class), 22.79% (Administrative Class), and 22.60% (Investor Class), compared to the 27.49% return by the Russell Midcap® Value Index for the fiscal year ended October 31, 2010. As noted above, there was little differentiation among styles, with growth and value posting similar returns in the mid cap segment of the market. Given our deep value style, the Fund typically performs well when value stocks lead the market.

With the modest differences in returns across sectors, the Fund’s sector exposures had little impact on returns. The most significant impact resulted from our underweighted exposure to REITs, which advanced over 40%. While stock selection was strong among Financials

31

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Ameriprise Financial Inc.	1.7%
Autoliv Inc.	1.7%
Lubrizol Corporation	1.7%
Archer Daniels Midland Company	1.6%
CMS Energy Corporation	1.5%
Hospitality Properties Trust	1.5%
Xerox Corporation	1.5%
Computer Sciences Corporation	1.4%
Hess Corp.	1.4%
King Pharmaceuticals Inc.	1.3%

and Health Care names, overall stock selection detracted from relative performance, particularly in the Energy and Information Technology sectors. Leading performers in the Fund included Autoliv, Lubrizol, Ruby Tuesday, Murphy Oil, and AmerisourceBergen. Detractors included Diamond Offshore Drilling, Gap, Computer Sciences, R.R. Donnelley, and Overseas Shipholding Group.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio-construction process that seeks to control for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up, with no emphasis placed on macroeconomic analysis.

Sector weightings are a result of our bottom-up stock-selection process, subject to minimum and maximum exposures to sectors and industries. As of October 31, 2010, the Fund had larger-than-benchmark positions in Technology and Health Care and had underweighted allocations to REITs, Utilities, and Industrials. The Fund was roughly equal-weighted to Financials relative to the benchmark, but within the sector the portfolio was overweighted in insurance companies and underweighted in commercial banks. The biggest changes in relative sector weights over the past year were increases to Materials and Technology and a decrease to our weight in Utilities.

Even with the rally in equity markets over the last year, valuations remain at attractive levels. As of October 31, 2010, the Fund was trading at 11x forward earnings, compared to 16x forward earnings for the benchmark, and at 6.4x cash flow compared to 8.6x cash flow for the index. The Fund was trading at just over book value with a dividend yield of 2.0%.

While we do not develop a macroeconomic outlook, we are optimistic about equity returns going forward, given the attractive valuations of both the Fund and the overall market. While markets have done well over the past 12 to 18 months, we were coming out of a very difficult period for equities, and for value stocks in particular, early in calendar 2009. In the recent past, the market has been driven more by macro factors than by individual company fundamentals. Our experience indicates that these environments tend to be temporary and that, over time, investors are rewarded for holding companies that have good fundamentals and are selling at attractive valuations.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.95%

Total Net Assets (000s)	$48,659

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$940

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.32%

Total Net Assets (000s)	$4,493

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$6,317	$7,045

Price/Earning Ratio (P/E)	13.2x	19.1x

Price/Book Ratio (P/B)	1.4x	1.7x

Beta vs. Russell Midcap® Value Index	1.01	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	28%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

33

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Mid Cap Value Fund
Institutional Class	23.08%	2.19%	4.35%	03/01/2002	$72,323
Russell Midcap® Value	27.49%	3.38%	7.77%	—	$95,668

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Mid Cap Value Fund
Administrative Class	22.79%	1.93%	6.97%	11/01/2002	$17,140
Investor Class	22.60%	1.80%	6.84%	11/01/2002	$16,983
Russell Midcap® Value	27.49%	3.38%	10.70%	—	$22,557

As stated in the Fund’s current prospectus, the expense ratios were 0.97% (Net) and 1.14% (Gross) (Institutional Class); 1.22% (Net) and 1.36% (Gross) (Administrative Class); and 1.34% (Net) and 1.51% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

34

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.3%)

COMMON STOCKS—97.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.3%
6,700	ITT Corporation*	$316
7,600	L-3 Communications Holdings Inc.*	549
8,600	Teledyne Technologies Inc.*	357

		1,222

AUTO COMPONENTS—1.7%
12,800	Autoliv Inc.*	913

BIOTECHNOLOGY—1.2%
4,900	Biogen Idec Inc.*	307
5,200	Cephalon Inc.*	346

		653

BUILDING PRODUCTS—0.6%
5,800	A. O. Smith Corporation	325

CAPITAL MARKETS—2.2%
17,700	Ameriprise Financial Inc.*	915
6,300	State Street Corporation	263

		1,178

CHEMICALS—5.5%
12,300	Arch Chemicals Inc.*	437
11,100	Ashland Inc.	573
8,900	Eastman Chemical Company	699
9,000	Lubrizol Corporation*	922
5,300	Stepan Company*	358

		2,989

COMMERCIAL BANKS—3.1%
23,200	Banco Latinoamericano de Comercio Exterior SA (PA)	357
33,900	Fifth Third Bancorp.	426
44,200	Huntington Bancshares Inc.*	250
18,200	KeyCorp.	149
4,800	PNC Financial Services Group Inc.	259
36,000	Regions Financial Corporation*	227

		1,668

COMMERCIAL SERVICES & SUPPLIES—1.0%
29,400	R.R. Donnelley & Sons Company*	542

COMMUNICATIONS EQUIPMENT—1.3%
15,500	Harris Corporation*	700

COMPUTERS & PERIPHERALS—2.8%
16,100	Lexmark International Inc.*	612
32,200	Seagate Technology (IE)*	472
12,900	Western Digital Corporation*	413

		1,497

CONSTRUCTION & ENGINEERING—0.7%
16,500	Tutor Perini Corporation*	383

CONSUMER FINANCE—0.6%
13,700	Nelnet Inc.	308

CONTAINERS & PACKAGING—1.2%
7,100	Owens-Illinois Inc.*	199
7,800	Rock Tenn Company*	443

		642

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
8,500	CenturyTel Inc.	352

ELECTRIC UTILITIES—1.6%
11,700	American Electric Power Company Inc.*	438
10,000	Pinnacle West Capital Corporation	412

		850

35

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT—0.8%
8,800	Thomas & Betts Corporation*	$383
1,664	Vishay Precision Group Inc.*	28

		411

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
17,400	Benchmark Electronics Inc.*	286
22,600	Ingram Micro Inc.*	399
23,300	Vishay Intertechnology Inc.*	263

		948

ENERGY EQUIPMENT & SERVICES—3.5%
14,600	Atwood Oceanics Inc.*	475
4,900	Diamond Offshore Drilling Inc.	324
15,800	Noble Corporation (SWS)*	545
11,700	Tidewater Inc.	540

		1,884

FOOD & STAPLES RETAILING—1.6%
27,500	Safeway Inc.	630
21,600	Supervalu Inc.*	233

		863

FOOD PRODUCTS—5.5%
26,500	Archer Daniels Midland Company	883
4,000	Bunge Ltd. (BM)*	240
20,000	Chiquita Brands International Inc.*	265
29,800	ConAgra Foods Inc.	670
28,700	Dean Foods Company*	299
28,600	Del Monte Foods Company	410
10,200	Fresh Del Monte Produce Inc.*	226

		2,993

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
12,900	Kinetic Concepts Inc.*	491

HEALTH CARE PROVIDERS & SERVICES—2.8%
19,000	AmerisourceBergen Corporation	623
6,900	CIGNA Corporation	243
16,000	Coventry Health Care Inc.*	375
19,300	Kindred Healthcare Inc.*	265

		1,506

HOTELS, RESTAURANTS & LEISURE—1.4%
15,300	Brinker International Inc.	284
38,700	Ruby Tuesday Inc.*	468

		752

HOUSEHOLD DURABLES—3.0%
15,500	American Greetings Corporation	300
5,775	Blyth Inc.	232
24,300	Newell Rubbermaid Inc.	429
9,100	Whirlpool Corporation*	690

		1,651

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.9%
23,700	AES Corporation*	283
19,400	Mirant Corporation*	206

		489

INSURANCE—12.4%
7,400	Aflac Inc.*	414
4,900	Allied World Assurance Company Holdings Ltd. (BM)	280
15,300	Allstate Corporation	466
30,500	American Equity Investment Life Holding Company	331
16,600	American Financial Group Inc.	508
21,800	Aspen Insurance Holdings Ltd. (BM)*	618

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
10,500	Chubb Corporation	$609
7,500	Endurance Specialty Holdings Ltd. (BM)	311
5,700	Everest Re Group Ltd.	480
11,300	Hartford Financial Services Group Inc.*	271
17,300	Horace Mann Educators Corporation	323
12,400	Lincoln National Corporation	304
4,900	PartnerRE Ltd. (BM)*	389
18,100	Protective Life Corporation*	434
5,800	StanCorp Financial Group Inc.	249
17,100	Unum Group	383
12,400	Validus Holdings Ltd. (BM)	352

		6,722

IT SERVICES—2.1%
15,500	Computer Sciences Corporation	760
31,500	Convergys Corporation*	357

		1,117

MACHINERY—1.7%
9,500	Crane Co.*	363
16,500	EnPro Industries Inc.*	580

		943

MEDIA—1.3%
14,400	Dish Network Corporation	286
18,000	Gannett Inc.*	213
48,300	Journal Communications Inc.*	223

		722

MULTI-UTILITIES—6.3%
45,800	CMS Energy Corporation*	842
10,500	DTE Energy Co.	491
23,500	MDU Resources Group Inc.	468
24,300	NiSource Inc.	421
19,700	Public Service Enterprise Group Inc.	637
7,700	Scana Corporation*	314
9,300	Xcel Energy Inc.	222

		3,395

MULTILINE RETAIL—1.0%
17,200	Dillard’s Inc.	439
3,000	J.C. Penney Company Inc.	93

		532

OFFICE ELECTRONICS—1.5%
71,500	Xerox Corporation*	837

OIL, GAS & CONSUMABLE FUELS—6.5%
12,300	Hess Corp.	775
9,400	Murphy Oil Corporation*	613
10,300	Overseas Shipholding Group Inc.*	344
15,000	Southern Union Company	377
10,200	Sunoco Inc.*	382
18,300	Tesoro Petroleum Corporation	237
57,200	USEC Inc.*	307
9,000	Valero Energy plc	162
31,600	W&T Offshore Inc.*	344

		3,541

PHARMACEUTICALS—4.0%
16,300	Endo Pharmaceuticals Holdings Inc.*	599
17,800	Forest Laboratories Inc.*	588
50,000	King Pharmaceuticals Inc.*	707
12,300	Mylan Inc.*	250

		2,144

36

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

REAL ESTATE INVESTMENT TRUSTS (REITs)—5.9%
34,500	Annaly Capital Management Inc.	$611
34,100	CBL & Associates Properties Inc.	535
21,950	CommonWealth REIT	559
36,000	Hospitality Properties Trust	821
62,900	Lexington Realty Trust	489
17,400	Medical Properties Trust Inc.	195

		3,210

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
53,400	Fairchild Semiconductor International Inc.*	602
39,200	Micron Technology Inc.*	324

		926

SPECIALTY RETAIL—3.7%
23,500	Cabelas Inc.*	436
27,700	Gap Inc.	526
20,500	Radioshack Corporation	413
27,100	Stage Stores Inc.	361
5,700	The Children’s Place Retail Stores Inc.*	251

		1,987

TEXTILES, APPAREL & LUXURY GOODS—0.3%
12,900	The Jones Group Inc.*	187

COMMON STOCKS—Continued

Shares		Value (000s)

THRIFTS & MORTGAGE FINANCE—0.3%
12,100	Hudson City Bancorp Inc.*	$141

TOBACCO—0.4%
5,300	Universal Corporation	220

TOTAL COMMON STOCKS (Cost $53,715)		52,834

SHORT-TERM INVESTMENTS—2.2%
(Cost $1,181)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,181	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $1,210)	1,181

TOTAL INVESTMENTS—99.9% (Cost $54,896)		54,015

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		77

TOTAL NET ASSETS—100.0%		$54,092

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $1,181 are classified as Level 2. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s discussion of fund performance

MARKET REVIEW

Small cap stocks continued to rise for the year ended October 31, 2010. Equity investors responded to signs of gradual economic recovery in the U.S. and overseas; however, mixed economic data continued to create uncertainty and heightened volatility. Unemployment declined during the fiscal year from 10.2% to 9.6% but remained a central concern of investors and the government. After rising almost 6% in the final quarter of calendar year 2009, GDP growth in the U.S. decelerated to 2% for the third quarter of calendar 2010. Weakness in consumer spending and the housing market contributed to the decline.

Although inflation continued to be a long-term threat, exemplified by gold prices hitting record highs, deflation appeared to be of equal concern in the short term. Core inflation was up less than 1% over the last 12 months, matching the lowest rate in 44 years. As a result, the Federal Reserve decided against reducing the size of its balance sheet from record levels, choosing instead to reinvest proceeds from maturing securities, along with an additional $600 billion, as announced November 3, 2010, into U.S. government bonds. The purpose of this renewed quantitative easing is to keep interest rates low for both individuals and businesses. During the fiscal year, the yield on the benchmark 10-year Treasury note fell to under 3%. The yield on the 2-year Treasury note dropped to under 0.40%. Mortgage rates responded in lockstep, with standard 30-year mortgage rates reaching a record low of 4.30%.

Companies took advantage of the low-interest-rate environment by issuing debt, and retail investors obliged by continuing to pour money into bond mutual funds. Many corporate borrowers appeared to have no immediate need for funding as U.S. companies overall are sitting on approximately $2 trillion in cash. Profits continued to rebound as well, further bolstering strong corporate balance sheets and leading equity investors to hope that companies would put their cash to work prudently through increased dividends, stock repurchases, capital investment, or mergers and acquisitions. Evidence continued to emerge that businesses have started to loosen the purse strings; merger and acquisition activity increased and the annualized rate of capital spending by businesses rose more than 20% in the first half of calendar 2010.

PERFORMANCE

The Harbor Small Cap Value Fund returned 20.50% (Institutional Class), 20.29% (Administrative Class), and 20.10% (Investor Class) for the year ended October 31, 2010, compared with the 24.43% return by its Russell 2000® Value Index benchmark. The strong performance was broad based, as returns for both the Fund and the index were positive across every economic sector.

Within the index, Materials (+40%), Consumer Discretionary (+32%), and Industrials (+30%) were the best-performing sectors as investors sought exposure to areas that could benefit as the global economy slowly improved. Consumer Staples (+15%) posted the smallest increase as investors migrated away from defensive sectors. The Energy sector (+19%) also posted returns lower than the benchmark as natural-gas prices remained soft even as other commodities rose in price.

Several of the Fund’s best performers were Consumer Discretionary and Industrials companies, which as a group outperformed those in the index. Stock selection within Health Care and Information Technology detracted from relative performance.

38

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Bucyrus International Inc.	4.5%
FLIR Systems Inc.	2.9%
Phillips-Van Heusen Corporation	2.9%
Core Laboratories NV	2.6%
Timken Company	2.6%
Amerigroup Corporation	2.3%
Raymond James Financial Inc.	2.3%
Reinsurance Group of America Inc.	2.3%
Toro Company	2.3%
Scotts Miracle-Gro Company	2.2%

Brinker International, a Consumer Discretionary name, rose 51%. A casual-dining restaurant operator with brands including Chili’s and Maggiano’s, Brinker has been able to attract customers in varying economic environments. In addition, its experienced management team has shown an aptitude for timing price promotions and scaling them back as the economic environment improves. Within the Industrials sector, shares of Hexcel rose 62% as a ramp-up in commercial aircraft programs continued to drive demand for composite materials manufactured by the company for use in both commercial and military aircraft as well as in wind turbines and other industrial products. The newest generation of commercial aircraft, including the Boeing 787 Dreamliner, are built from as much as 50% composite material, making them lighter and more fuel- efficient than their predecessors. Effective cost reduction initiatives and a successful refinancing also have increased overall profitability for Hexcel.

Despite positive performance by the Health Care sector, several Health Care names in the portfolio declined; among them were Amedisys and Healthways. Amedisys was down 36% due to increased regulatory scrutiny of the home health care segment of the industry. Healthways, a leading provider of wellness and disease-management services, was down 35% on concerns over continued high unemployment and a changing industry landscape.

OUTLOOK AND STRATEGY

As of October 31, 2010, the Fund was overweight in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and was underweight in Financials, Materials, Consumer Staples, Consumer Discretionary, and Utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good investment opportunities on a stock-by-stock basis.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

39

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.85%

Total Net Assets (000s)	$611,885

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.10%

Total Net Assets (000s)	$20,185

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.22%

Total Net Assets (000s)	$41,740

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,562	$1,010

Price/Earning Ratio (P/E)	20.6x	19.1x

Price/Book Ratio (P/B)	2.2x	1.3x

Beta vs. Russell 2000® Value Index	0.95	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	12%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

40

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Cap Value Fund
Institutional Class	20.50%	0.46%	8.15%	12/14/2001	$100,262
Russell 2000® Value	24.43%	2.02%	7.18%	—	$92,581

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Cap Value Fund
Administrative Class	20.29%	0.22%	8.91%	11/01/2002	$19,797
Investor Class	20.10%	0.09%	8.73%	11/01/2002	$19,534
Russell 2000® Value	24.43%	2.02%	9.51%	—	$20,680

As stated in the Fund’s current prospectus, the expense ratios were 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

41

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.2%)

COMMON STOCKS—97.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.2%
384,500	AAR Corp.*	$8,474
773,100	Hexcel Corporation*	13,738
288,998	Moog Inc.*	10,866
204,200	Teledyne Technologies Inc.*	8,489

		41,567

CAPITAL MARKETS—6.1%
441,773	Eaton Vance Corporation	12,710
533,000	Jefferies Group Inc.	12,755
565,168	Raymond James Financial Inc.	15,949

		41,414

CHEMICALS—4.2%
278,600	Scotts Miracle-Gro Company	14,877
424,500	Valspar Corporation	13,627

		28,504

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—2.7%
392,109	Trustmark Corporation	$8,662
349,400	United Bankshares Inc.	9,336

		17,998

COMMUNICATIONS EQUIPMENT—1.5%
1,057,819	Arris Group Inc.*	9,848

CONSTRUCTION & ENGINEERING—1.7%
290,800	URS Corporation*	11,321

CONSUMER FINANCE—1.4%
277,594	Cash America International Inc.	9,780

ELECTRICAL EQUIPMENT—0.4%
102,700	EnerSys*	2,707

ELECTRONIC EQUIPMENT & INSTRUMENTS—6.1%
413,402	Checkpoint Systems Inc.*	9,095
710,736	FLIR Systems Inc.*	19,787
199,567	Itron Inc.*	12,127

		41,009

ENERGY EQUIPMENT & SERVICES—5.9%
198,880	Bristow Group Inc.*	7,713
228,000	Core Laboratories NV	17,731
291,124	Lufkin Industries Inc.	14,221

		39,665

GAS UTILITIES—6.2%
256,900	Oneok Inc.	12,798
295,369	South Jersey Industries Inc.	14,875
372,837	WGL Holdings Inc.	14,373

		42,046

HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
238,600	Cantel Medical Corp.	4,419

HEALTH CARE PROVIDERS & SERVICES—6.2%
284,203	Amedisys Inc.*	7,236
372,900	Amerigroup Corporation*	15,561
437,762	Healthways Inc.*	4,587
240,092	Mednax Inc.*	14,216

		41,600

HOTELS, RESTAURANTS & LEISURE—3.5%
343,148	Brinker International Inc.	6,362
374,900	Life Time Fitness Inc.*	13,545
435,066	Sonic Corporation*	3,863

		23,770

HOUSEHOLD DURABLES—0.6%
230,500	Meritage Homes Corporation*	4,220

INSURANCE—7.4%
381,347	Delphi Financial Group Inc.	10,323
559,300	Protective Life Corporation	13,407
305,500	Reinsurance Group of America Inc.*	15,296
306,500	State Auto Financial Corporation	4,800
285,233	United Fire & Casualty Company	5,713

		49,539

INTERNET SOFTWARE & SERVICES—2.0%
369,289	Digital River Inc.*	13,760

IT SERVICES—3.4%
368,900	Global Payments Inc.	14,373
433,200	SRA International Inc.*	8,668

		23,041

42

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—3.5%
216,800	Covance Inc.*	$10,188
530,886	Pharmaceutical Product Development Inc.	13,702

		23,890

MACHINERY—12.3%
446,800	Bucyrus International Inc.	30,454
323,700	Harsco Corporation	7,504
232,300	Snap-on Inc.	11,847
429,100	Timken Company	17,773
272,600	Toro Company	15,473

		83,051

OIL, GAS & CONSUMABLE FUELS—4.0%
509,100	Cabot Oil & Gas Corporation	14,754
378,900	Swift Energy Company*	12,068

		26,822

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.0%
411,386	First Potomac Realty Trust	6,780
1,192,080	Medical Properties Trust Inc.	13,339

		20,119

SPECIALTY RETAIL—1.4%
484,800	Aaron’s Inc.	9,143

TEXTILES, APPAREL & LUXURY GOODS—2.9%
313,600	Phillips-Van Heusen Corporation	19,236

THRIFTS & MORTGAGE FINANCE—1.5%
797,900	Astoria Financial Corporation	9,910

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—1.3%
159,084	Watsco Inc.	$8,904

WIRELESS TELECOMMUNICATION SERVICES—1.7%
286,700	SBA Communications Corporation*	11,256

TOTAL COMMON STOCKS (Cost $496,184)		658,539

SHORT-TERM INVESTMENTS—2.6%
(Cost $17,720)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$17,720	Repurchase Agreements with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal Home Loan Mortgage Corp. and Federal National Mortgage Association (market value $18,080)	17,720

TOTAL INVESTMENTS—100.4% (Cost $513,904)		676,259

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(2,449)

TOTAL NET ASSETS—100.0%		$673,810

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $17,720 are classified as Level 2. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

43

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Andrew Moloff

Greg Sawers

Management’s discussion of

fund performance

MARKET REVIEW

America’s great de-leveraging continues, with economic growth disappointing and the stock market experiencing a stretch of unusually volatile monthly returns. Investors have largely stayed clear of risky assets, with U.S. equity funds experiencing redemptions from both institutions and individuals. In the short run, this doesn’t strike us as completely illogical. In the past decade, investors have been subjected to two severe stock market downturns and a collapse in real estate prices. Many are now in a position where they can’t afford another large setback. This dynamic is particularly acute for individuals nearing retirement.

For the past year, much of the money flowing out of stocks has been going into gold and fixed income securities, with both sets of cash flows representing, we fear, asset-class bubbles in the making. We have some sympathy for the fixed income dynamic. As noted above, after the last 10 years, the desire for a return of capital rather than to seek a return on capital is at least understandable. Gold, to us, is a little more problematic. It has little intrinsic value; instead, its potential as an asset derives from the assertion that it will act as an anchor to windward in tough economic times. The fact that approximately 75% of the demand for gold and gold shares is coming from gold-oriented mutual funds and ETFs is probably quite telling. We worry that retail investors will, once again, be left holding the bag.

PERFORMANCE

The Harbor Small Company Value Fund outperformed its benchmark, the Russell 2000® Value Index, by a healthy margin for the fiscal year ended October 31, 2010. The Fund returned 29.73% (Institutional Class), 29.45% (Administrative Class), and 29.28% (Investor Class), compared to the benchmark return of 24.43%. One reason for the Fund’s positive results is that detractors from performance were minor. The biggest contributors to our returns came from holdings in the Consumer Discretionary and Financials sectors.

We continue to maintain a significant thematic bet with about 40% of the portfolio allocated to companies in the Financials sector. The mix of our holdings within this area remains stable and tilted to regional banks, which make up about 20% of our portfolio. Loan-loss provisions for banks have declined markedly from their peaks in the second quarter of calendar year 2009, and most of our banks have begun releasing reserves in recognition of credit quality that has outperformed managements’ prior expectations. Although there are still some areas that deserve close attention, such as commercial real estate, we remain confident that for each of our regional bank holdings there is a sufficiently large capital base and recurring earnings stream to provide a margin of safety against further losses. As confidence grows in the economic recovery, we believe this is likely to result in resumed dividends and share buybacks.

Insurance holdings were also meaningful contributors, most notably MBIA. While investors remain skeptical about the municipal bond insurers, we continue to find them extremely attractive and, as a group, they represent about 8% of our portfolio. MBIA’s fundamentals have been improving throughout the past 12 months; more recently there have been some early signs to support our position that investors had overestimated the losses that MBIA will eventually incur. Most notable is the fact that many of the banks that originated troubled mortgages have begun to reserve for the cost of having to repay

44

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Assured Guaranty Ltd.	4.5%
Jakks Pacific Inc.	4.1%
Blount International Inc.	3.8%
Cooper Companies Inc.	3.4%
Gulf Island Fabrication Inc.	3.4%
Smithfield Foods Inc.	3.3%
Discover Financial Services	3.1%
Arkansas Best Corporation	3.0%
Jarden Corporation	3.0%
Lear Corporation	2.9%

MBIA for misrepresentations made to MBIA at the time the mortgages were insured. We do not yet know what the ultimate value of these “put-backs” will be. Potentially, however, we believe it could reach several billion dollars.

Leading contributors within Consumer Discretionary were toy maker JAKKS Pacific and automotive suppliers American Axle and Lear Corporation. During the 2009 holiday season, JAKKS earnings were under pressure as some of its most profitable licensed products declined in popularity. The company’s product portfolio improved somewhat in 2010 as JAKKS added new lines; earnings rebounded and this was reflected in the company’s stock price. American Axle was a $22 stock in May of 2008. It collapsed 98% from that level— nearly a complete wipeout for an investor who bought at that time. As this is written, the stock is at about $9; compared with our estimated normal earnings power of approximately $1.10 per share, we think it is worth substantially more than that. While not quite as undervalued as American Axle, Lear remains inexpensive as an $88 stock, in our opinion, with normal earnings power of approximately $7.70 per share. Both companies have benefited from the recovery of the domestic automobile industry as well as cost-cutting measures undertaken during the trough of the business cycle.

OUTLOOK AND STRATEGY

While the rate of economic growth has been disappointing, corporate profits have held up fairly well, to a large extent on the back of restructuring activities initiated during the downturn. Absent the start of a new capital expenditure cycle, we suspect companies will ultimately turn toward financial engineering to boost their share prices, through increased dividends, increased share buybacks, or increased merger and acquisition activity. For an increasing number of companies, the after-tax cost of debt used to buy a share of stock is now less than the savings that accrue from not having to pay the dividend on that share. Put another way, while the macroeconomic headlines may not be creating excitement, everything has its price, and equities, in our view, are looking steadily cheaper.

As bottom-up stock pickers, we do not spend a great deal of time analyzing macro issues. Instead, one could say we are reactive investors. The market decides what it does not like and we then choose among the “rejected,” looking for individual stocks where we think the price has become decoupled from the company’s long-term earnings power. In this setting, we are most interested in seeking out names that can improve the portfolio’s overall diversification. With the possible exception of regional banks, the rewards of a concentrated industry bet are just not that apparent to us at this point.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

45

Harbor Small Company Value Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%

Total Net Assets (000s)	$8,995

ADMINISTRATIVE CLASS

Fund #	2228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%

Total Net Assets (000s)	$1,141

INVESTOR CLASS

Fund #	2428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%

Total Net Assets (000s)	$5,466

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,468	$1,010

Price/Earning Ratio (P/E)	16.9x	19.1x

Price/Book Ratio (P/B)	1.3x	1.3x

Beta vs. Russell 2000® Value Index	1.30	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	124%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

46

Harbor Small Company Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Company Value Fund
Institutional Class	29.73%	N/A	-5.35%	05/01/2007	$41,231
Russell 2000® Value	24.43%	2.02%	-4.67%	—	$42,277

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Small Company Value Fund
Administrative Class	29.45%	N/A	-5.56%	05/01/2007	$8,183
Investor Class	29.28%	N/A	-5.67%	05/01/2007	$8,151
Russell 2000® Value	24.43%	2.02%	-4.67%	—	$8,455

As stated in the Fund’s current prospectus, the expense ratios were 0.97% (Net) and 3.08% (Gross) (Institutional Class); 1.22% (Net) and 3.68% (Gross) (Administrative Class); and 1.34% (Net) and 3.65% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

47

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings (% of net assets)

(Excludes net cash of 3.3%)

COMMON STOCKS—96.7%

Shares		Value (000s)

AUTO COMPONENTS—5.7%
47,625	American Axle & Manufacturing Holdings Inc.*	$439
5,100	Lear Corporation*	451

		890

BIOTECHNOLOGY—1.3%
36,787	QLT Inc. (CAN)*	206

BUILDING PRODUCTS—2.8%
25,075	American Woodmark Corporation	444

COMMERCIAL BANKS—18.8%
27,840	Associated Banc-Corp.*	353
6,505	City National Corporation*	335
9,373	Comerica Inc.	335
38,250	Fulton Financial Corporation	357
47,864	KeyCorp.	392
51,205	Marshall & Ilsley Corporation*	303
498	PNC Financial Services Group Inc.	27
60,250	Popular Inc.*	165
54,570	Regions Financial Corporation*	344
2,360	Suntrust Bank Inc.	59
33,318	Susquehanna Bancshares Inc.	263

		2,933

COMMERCIAL SERVICES & SUPPLIES—2.4%
7,866	Deluxe Corporation*	161
10,592	Viad Corp.	211

		372

COMMON STOCKS—Continued

Shares		Value (000s)

COMPUTERS & PERIPHERALS—2.4%
123,379	ADPT Corporation*	$370

CONSUMER FINANCE—3.1%
27,513	Discover Financial Services	486

ELECTRIC UTILITIES—2.1%
15,600	Portland General Electric Company*	326

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
5,104	MTS Systems Corporation	167

ENERGY EQUIPMENT & SERVICES—5.8%
9,800	Bristow Group Inc.*	380
22,990	Gulf Island Fabrication Inc.*	525

		905

FOOD PRODUCTS—7.7%
28,800	Dean Foods Company*	300
27,042	Del Monte Foods Company	388
30,463	Smithfield Foods Inc.*	510

		1,198

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
10,796	Cooper Companies Inc.	533

HOUSEHOLD DURABLES—8.4%
19,644	CSS Industries Inc.	329
14,461	Jarden Corporation	464
35,770	M/I Homes Inc.*	378
36,624	Standard Pacific Corporation*	133

		1,304

INSURANCE—12.9%
36,915	Assured Guaranty Ltd. (BM)	703
14,529	MBIA Inc.*	163
31,780	Old Republic International Corporation	420
30,415	Stewart Information Services Corporation	329
18,725	XL Group plc*	396

		2,011

LEISURE EQUIPMENT & PRODUCTS—4.1%
34,247	Jakks Pacific Inc.*	646

MACHINERY—3.8%
39,517	Blount International Inc.*	593

MARINE—2.8%
12,614	Alexander & Baldwin Inc.*	434

MEDIA—1.9%
25,100	Harte Hanks Inc.	303

ROAD & RAIL—3.0%
18,284	Arkansas Best Corporation*	463

SPECIALTY RETAIL—0.7%
14,095	MarineMax Inc.*	105

TEXTILES, APPAREL & LUXURY GOODS—0.9%
11,864	K-Swiss Inc.*	144

THRIFTS & MORTGAGE FINANCE—1.6%
16,840	Washington Federal Inc.	253

TOTAL COMMON STOCKS (Cost $15,341)		15,086

TOTAL INVESTMENTS—96.7% (Cost $15,341)		15,086

CASH AND OTHER ASSETS, LESS LIABILITIES—3.3%		516

TOTAL NET ASSETS—100.0%		$15,602

48

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CAN	Canada.

The accompanying notes are an integral part of the Financial Statements.

49

[THIS PAGE INTENTIONALLY LEFT BLANK]

50

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2010

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
ASSETS
Investments, at identified cost*	$8,014,620	$527,317	$386,065	$327,291	$54,896	$513,904	$15,341
Investments, at value	$10,154,727	$623,299	$444,997	$342,863	$52,834	$658,539	$15,086
Repurchase agreements	64,835	11,672	11,957	6,205	1,181	17,720	—
Cash	1	29	1	—	—	1	—
Foreign currency, at value (cost: $0; $28; $0; $0; $0; $0; $0)	—	28	—	—	—	—	—
Receivables for:
Investments sold	72,885	8,632	237	—	—	—	450
Foreign currency spot contracts	—	6	—	—	—	—	—
Capital shares sold	14,166	619	78	217	65	311	71
Dividends	2,624	119	2	494	63	467	3
Withholding tax receivable	2,011	—	—	4	—	—	—
Other assets	—	—	—	16	16	—	28
Prepaid registration fees	47	21	18	10	11	15	2
Total Assets	10,311,296	644,425	457,290	349,809	54,170	677,053	15,640
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	—	—	4
Investments purchased	59,185	8,959	4,206	—	—	375	—
Foreign currency spot contracts	36	13	—	—	—	—	—
Capital shares reacquired	8,670	266	274	102	29	2,254	8
Accrued expenses:
Management fees	5,071	395	284	178	34	432	14
12b-1 fees	252	70	13	9	1	13	1
Trustees’ fees and expenses	161	9	9	7	1	16	—
Transfer agent fees	481	30	21	17	3	32	1
Other	879	97	23	34	10	121	10
Total Liabilities	74,735	9,839	4,830	347	78	3,243	38
NET ASSETS	$10,236,561	$634,586	$452,460	$349,462	$54,092	$673,810	$15,602
Net Assets Consist of:
Paid-in capital	$9,432,940	$664,719	$370,072	$390,625	$66,984	$641,517	$15,445
Undistributed/(accumulated) net investment income/(loss)	17,908	—	—	1,676	472	1,887	—
Accumulated net realized gain/(loss)	(1,419,282)	(137,787)	11,499	(64,616)	(12,483)	(131,949)	412
Unrealized appreciation/(depreciation) of investments	2,204,995	107,654	70,889	21,777	(881)	162,355	(255)
	$10,236,561	$634,586	$452,460	$349,462	$54,092	$673,810	$15,602
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$8,961,461	$298,295	$391,571	$304,723	$48,659	$611,885	$8,995
Shares of beneficial interest[2]	258,062	38,122	32,970	42,373	4,424	34,272	1,154
Net asset value per share[1]	$34.73	$7.82	$11.88	$7.19	$11.00	$17.85	$7.79
Administrative Class
Net assets	$413,057	$287,256	$35,048	$18,369	$940	$20,185	$1,141
Shares of beneficial interest[2]	11,966	37,116	3,017	2,556	85	1,135	147
Net asset value per share[1]	$34.52	$7.74	$11.62	$7.19	$11.10	$17.79	$7.78
Investor Class
Net assets	$862,043	$49,035	$25,841	$26,370	$4,493	$41,740	$5,466
Shares of beneficial interest[2]	25,120	6,401	2,260	3,643	409	2,372	704
Net asset value per share[1]	$34.32	$7.66	$11.44	$7.24	$10.99	$17.60	$7.77

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2010

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
Investment Income
Dividends	$85,490	$3,317	$1,656	$6,327	$1,117	$8,691	$239
Interest	15	30	1	46	1	3	—
Foreign taxes withheld	(1,946)	(39)	—	(84)	—	(32)	—
Total Investment Income	83,559	3,308	1,657	6,289	1,118	8,662	239
Operating Expenses
Management fees	54,529	4,292	3,151	1,626	367	5,232	190
12b-1 fees:
Administrative Class	913	647	77	48	1	67	5
Investor Class	1,590	121	60	65	8	110	17
Shareholder communications	1,093	118	24	18	3	168	12
Custodian fees	270	135	68	59	46	58	40
Transfer agent fees:
Institutional Class	6,725	220	304	187	38	522	14
Administrative Class	303	215	26	16	—	22	2
Investor Class	1,291	99	49	53	7	89	14
Professional fees	178	11	8	6	1	13	—
Trustees’ fees and expenses	150	9	6	5	1	10	—
Registration fees	160	52	48	54	50	63	45
Miscellaneous	122	14	12	10	7	16	6
Total expenses	67,324	5,933	3,833	2,147	529	6,370	345
Transfer agent fees waived	(2,400)	(151)	(111)	(72)	(13)	(184)	(7)
Other expenses reimbursed	—	—	—	(72)	(35)	—	(67)
Custodial expense reductions	(2)	—	—	—	—	—	—
Net expenses	64,922	5,782	3,722	2,003	481	6,186	271
Net Investment Income/(Loss)	18,637	(2,474)	(2,065)	4,286	637	2,476	(32)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	438,408	71,145	69,751	(2,769)	706	1,750	2,146
Foreign currency transactions	(300)	(841)	—	(17)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	791,878	57,856	51,528	22,710	8,458	125,810	47
Translations of assets and liabilities in foreign currencies	19	—	—	—	—	—	—
Net gain/(loss) on investment transactions	1,230,005	128,160	121,279	19,924	9,164	127,560	2,193
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,248,642	$125,686	$119,214	$24,210	$9,801	$130,036	$2,161

The accompanying notes are an integral part of the Financial Statements.

52

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$18,637	$23,525	$(2,474)	$(1,309)	$(2,065)	$(1,634)
Net realized gain/(loss) on investments	438,108	(390,263)	70,304	(130,671)	69,751	(43,657)
Net unrealized appreciation/(depreciation) of investments	791,897	1,768,774	57,856	187,128	51,528	88,074
Net increase/(decrease) in assets resulting from operations	1,248,642	1,402,036	125,686	55,148	119,214	42,783
Distributions to Shareholders
Net investment income:
Institutional Class	(20,823)	(33,789)	—	—	—	—
Administrative Class	(240)	(839)	—	—	—	—
Investor Class	—	(628)	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	(8,755)
Administrative Class	—	—	—	—	—	(729)
Investor Class	—	—	—	—	—	(646)
Total distributions to shareholders	(21,063)	(35,256)	—	—	—	(10,130)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,003,027	453,737	33,532	(46,258)	(30,690)	(22,705)
Net increase/(decrease) in net assets	2,230,606	1,820,517	159,218	8,890	88,524	9,948
Net Assets
Beginning of period	8,005,955	6,185,438	475,368	466,478	363,936	353,988
End of period*	$10,236,561	$8,005,955	$634,586	$475,368	$452,460	$363,936
* Includes undistributed/(accumulated) net investment income/(loss) of :	$17,908	$20,634	$—	$—	$—	$—

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009

$4,286	$3,695	$637	$727	$2,476	$3,093	$(32)	$22
(2,786)	(46,441)	706	(8,862)	1,750	(132,371)	2,146	(956)

22,710	48,005	8,458	17,836	125,810	166,453	47	1,411

24,210	5,259	9,801	9,701	130,036	37,175	2,161	477

(2,764)	(3,149)	(634)	(1,354)	(2,826)	(2,707)	(9)	(28)
(193)	(648)	—	(14)	(63)	(19)	—	(6)
(256)	(239)	(30)	(69)	(47)	—	—	(6)

—	—	—	—	—	(1,780)	—	—
—	—	—	—	—	(79)	—	—
—	—	—	—	—	(121)	—	—
(3,213)	(4,036)	(664)	(1,437)	(2,936)	(4,706)	(9)	(40)

116,051	(4,071)	1,315	(1,666)	(113,294)	(205,392)	1,576	8,666
137,048	(2,848)	10,452	6,598	13,806	(172,923)	3,728	9,103

212,414	215,262	43,640	37,042	660,004	832,927	11,874	2,771
$349,462	$212,414	$54,092	$43,640	$673,810	$660,004	$15,602	$11,874

$1,676	$670	$472	$511	$1,887	$2,347	$—	$—

54

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,349,047	$2,027,028	$88,887	$67,875	$33,093	$37,992
Reinvested distributions	18,226	29,631	—	—	—	8,206
Cost of shares reacquired	(1,655,372)	(1,569,374)	(69,450)	(93,582)	(62,535)	(65,880)
Net increase/(decrease) in net assets	$711,901	$487,285	$19,437	$(25,707)	$(29,442)	$(19,682)
Administrative Class
Net proceeds from sale of shares	$111,321	$127,351	$55,750	$66,479	$8,000	$4,924
Reinvested distributions	227	838	—	—	—	729
Cost of shares reacquired	(58,654)	(105,664)	(36,978)	(34,742)	(7,450)	(6,810)
Net increase/(decrease) in net assets	$52,894	$22,525	$18,772	$31,737	$550	$(1,157)
Investor Class
Net proceeds from sale of shares	$416,606	$183,239	$12,762	$19,668	$4,624	$4,473
Reinvested distributions	—	575	—	—	—	645
Cost of shares reacquired	(178,374)	(239,887)	(17,439)	(71,956)	(6,422)	(6,984)
Net increase/(decrease) in net assets	$238,232	$(56,073)	$(4,677)	$(52,288)	$(1,798)	$(1,866)
SHARES
Institutional Class:
Shares sold	72,549	79,330	12,335	12,884	3,149	5,055
Shares issued due to reinvestment of distributions	565	1,281	—	—	—	1,169
Shares reacquired	(51,367)	(62,955)	(9,772)	(16,806)	(5,990)	(8,934)
Net increase/(decrease) in shares outstanding	21,747	17,656	2,563	(3,922)	(2,841)	(2,710)
Beginning of period	236,315	218,659	35,559	39,481	35,811	38,521
End of period	258,062	236,315	38,122	35,559	32,970	35,811
Administrative Class
Shares sold	3,485	5,226	7,849	12,619	762	692
Shares issued due to reinvestment of distributions	7	36	—	—	—	106
Shares reacquired	(1,827)	(4,457)	(5,227)	(6,640)	(715)	(920)
Net increase/(decrease) in shares outstanding	1,665	805	2,622	5,979	47	(122)
Beginning of period	10,301	9,496	34,494	28,515	2,970	3,092
End of period	11,966	10,301	37,116	34,494	3,017	2,970
Investor Class
Shares sold	12,827	7,164	1,829	4,053	444	631
Shares issued due to reinvestment distributions	—	25	—	—	—	95
Shares reacquired	(5,597)	(9,478)	(2,483)	(12,317)	(634)	(1,019)
Net increase/(decrease) in shares outstanding	7,230	(2,289)	(654)	(8,264)	(190)	(293)
Beginning of period	17,890	20,179	7,055	15,319	2,450	2,743
End of period	25,120	17,890	6,401	7,055	2,260	2,450

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009

$155,951	$82,023	$12,375	$18,473	$189,579	$168,162	$16,460	$8,248
2,493	2,919	634	1,341	2,111	3,449	9	27
(38,589)	(38,728)	(14,020)	(21,224)	(281,213)	(363,207)	(19,779)	(1,022)
$119,855	$46,214	$(1,011)	$(1,410)	$(89,523)	$(191,596)	$(3,310)	$7,253

$4,185	$7,949	$803	$271	$6,405	$8,206	$5,331	$476
193	647	—	14	63	98	—	6
(6,588)	(60,693)	(44)	(587)	(22,705)	(13,144)	(4,679)	(357)
$(2,210)	$(52,097)	$759	$(302)	$(16,237)	$(4,840)	$652	$125

$4,066	$9,969	$3,192	$596	$8,732	$7,585	$15,578	$2,234
254	231	30	69	46	114	—	6
(5,914)	(8,388)	(1,655)	(619)	(16,312)	(16,655)	(11,344)	(952)
$(1,594)	$1,812	$1,567	$46	$(7,534)	$(8,956)	$4,234	$1,288

22,262	14,319	1,212	2,779	11,248	12,874	2,245	1,401
374	483	66	194	132	269	1	6
(5,539)	(6,947)	(1,401)	(3,024)	(16,623)	(27,935)	(2,643)	(239)
17,097	7,855	(123)	(51)	(5,243)	(14,792)	(397)	1,168
25,276	17,421	4,547	4,598	39,515	54,307	1,551	383
42,373	25,276	4,424	4,547	34,272	39,515	1,154	1,551

597	1,384	83	40	377	663	676	111
29	107	—	2	4	8	—	2
(965)	(10,158)	(5)	(81)	(1,309)	(995)	(641)	(105)
(339)	(8,667)	78	(39)	(928)	(324)	35	8
2,895	11,562	7	46	2,063	2,387	112	104
2,556	2,895	85	7	1,135	2,063	147	112

578	1,571	309	77	517	606	1,966	397
38	38	3	10	3	9	—	1
(840)	(1,414)	(159)	(80)	(972)	(1,322)	(1,574)	(200)
(224)	195	153	7	(452)	(707)	392	198
3,867	3,672	256	249	2,824	3,531	312	114
3,643	3,867	409	256	2,372	2,824	704	312

56

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007	2006
Net asset value beginning of period	$30.30	$24.94	$38.95	$32.65	$31.02
Income from Investment Operations
Net investment income/(loss)	0.08 [a]	0.10 [a]	0.16 [a]	0.14 [a]	0.07 [a]
Net realized and unrealized gains/(losses) on investments	4.44	5.42	(14.05)	6.23	1.59
Total from investment operations	4.52	5.52	(13.89)	6.37	1.66
Less Distributions
Dividends from net investment income	(0.09)	(0.16)	(0.12)	(0.07)	(0.03)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.09)	(0.16)	(0.12)	(0.07)	(0.03)
Net asset value end of period	34.73	30.30	24.94	38.95	32.65
Net assets end of period (000s)	$8,961,461	$7,159,390	$5,452,974	$8,723,355	$7,882,712
Ratios and Supplemental Data (%)
Total return	14.93%[b]	22.31%[b]	(35.75)%[b]	19.55%[b]	5.35%[b]
Ratio of total expenses to average net assets[2]	0.70	0.70	0.68	0.67	0.67
Ratio of net expenses to average net assets	0.68 [a]	0.69 [a]	0.67 [a]	0.66 [a]	0.67 [a]
Ratio of net investment income to average net assets	0.24 [a]	0.40 [a]	0.47 [a]	0.38 [a]	0.25 [a]
Portfolio turnover	68	72	82	69	71

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007	2006
Net asset value beginning of period	$6.20	$5.63	$10.16	$7.59	$7.31
Income from Investment Operations
Net investment income/(loss)	(0.02)[a]	(0.01)[a]	— [a]	0.03 [a]	— [a]
Net realized and unrealized gains/(losses) on investments	1.64	0.58	(4.06)	2.59	1.13
Total from investment operations	1.62	0.57	(4.06)	2.62	1.13
Less Distributions
Dividends from net investment income	—	—	(0.01)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	(0.46)	(0.03)	(0.85)
Total distributions	—	—	(0.47)	(0.05)	(0.85)
Net asset value end of period	7.82	6.20	5.63	10.16	7.59
Net assets end of period (000s)	$298,295	$220,402	$222,085	$271,736	$110,633
Ratios and Supplemental Data (%)
Total return	26.13%[b]	10.12%[b]	(41.76)%[b]	34.71%[b]	16.30%[b]
Ratio of total expenses to average net assets[2]	0.89	0.91	0.88	0.91	1.06
Ratio of net expenses to average net assets	0.87 [a]	0.90 [a]	0.87 [a]	0.89 [a]	0.94 [a]
Ratio of net investment income/(loss) to average net assets	(0.29)[a]	(0.12)[a]	0.05 [a]	0.36 [a]	(0.30)[a]
Portfolio turnover	117	177	125	107	131

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class							Investor Class
2010	2009	2008	2007		2006		2010	2009	2008	2007	2006
$30.13	$24.80	$38.73	$32.47		$30.90		$29.97	$24.63	$38.48	$32.31	$30.79

0.01 [a]	0.04 [a]	0.07 [a]	0.06	[a]	0.05	[a]	(0.01)[a]	— [a]	0.03 [a]	0.01 [a]	(0.02)[a]
4.40	5.38	(13.97)	6.20		1.52		4.36	5.37	(13.88)	6.16	1.54
4.41	5.42	(13.90)	6.26		1.57		4.35	5.37	(13.85)	6.17	1.52

(0.02)	(0.09)	(0.03)	—		—		—	(0.03)	—	—	—
—	—	—	—		—		—	—	—	—	—
(0.02)	(0.09)	(0.03)	—		—		—	(0.03)	—	—	—
34.52	30.13	24.80	38.73		32.47		34.32	29.97	24.63	38.48	32.31
$413,057	$310,392	$235,457	$294,586		$207,852		$862,043	$536,173	$497,007	$830,840	$562,859

14.65%[b]	21.97%[b]	(35.92)%[b]	19.28%[b]		5.08%[b]		14.51%[b]	21.85%[b]	(35.99)%[b]	19.10%[b]	4.94%[b]
0.95	0.95	0.93	0.93		0.92		1.07	1.07	1.05	1.05	1.07
0.93 [a]	0.94 [a]	0.92 [a]	0.92	[a]	0.92	[a]	1.05 [a]	1.06 [a]	1.05 [a]	1.04 [a]	1.07 [a]
(0.01)[a]	0.14 [a]	0.21 [a]	0.13	[a]	—	[a]	(0.14)[a]	0.04 [a]	0.10 [a]	(0.01)[a]	(0.15)[a]
68	72	82	69		71		68	72	82	69	71

Administrative Class							Investor Class
2010	2009	2008	2007		2006		2010	2009	2008	2007	2006
$6.15	$5.59	$10.11	$7.57		$7.31		$6.09	$5.54	$10.04	$7.52	$7.28

(0.04)[a]	(0.02)[a]	(0.01)[a]	0.01	[a]	—	[a]	(0.06)[a]	(0.08)[a]	(0.03)[a]	0.02 [a]	(0.01)[a]
1.63	0.58	(4.05)	2.57		1.11		1.63	0.63	(4.01)	2.53	1.10
1.59	0.56	(4.06)	2.58		1.11		1.57	0.55	(4.04)	2.55	1.09

—	—	—	(0.01)		—		—	—	—	—	—
—	—	(0.46)	(0.03)		(0.85)		—	—	(0.46)	(0.03)	(0.85)
—	—	(0.46)	(0.04)		(0.85)		—	—	(0.46)	(0.03)	(0.85)
7.74	6.15	5.59	10.11		7.57		7.66	6.09	5.54	10.04	7.52
$287,256	$211,996	$159,450	$74,885		$46,402		$49,035	$42,970	$84,943	$152,935	$6,782

25.85%[b]	10.02%[b]	(41.94)%[b]	34.31%[b]		15.99%[b]		25.78%[b]	9.93%[b]	(42.04)%[b]	34.08%[b]	15.77%[b]
1.14	1.16	1.13	1.16		1.30		1.26	1.27	1.26	1.29	1.44
1.12 [a]	1.15 [a]	1.12 [a]	1.14	[a]	1.18	[a]	1.24 [a]	1.26 [a]	1.25 [a]	1.27 [a]	1.32 [a]
(0.54)[a]	(0.39)[a]	(0.21)[a]	0.14	[a]	(0.58)[a]		(0.66)[a]	(0.47)[a]	(0.31)[a]	(0.06)[a]	(0.69)[a]
117	177	125	107		131		117	177	125	107	131

58

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007	2006
Net asset value beginning of period	$8.86	$8.00	$14.95	$13.69	$13.00
Income from Investment Operations
Net investment income/(loss)	(0.05)[a]	(0.03)[a]	(0.07)[a]	(0.07)[a]	— [a]
Net realized and unrealized gains/(losses) on investments	3.07	1.13	(4.95)	2.55	1.74
Total from investment operations	3.02	1.10	(5.02)	2.48	1.74
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	—	(0.24)	(1.93)	(1.22)	(1.05)
Total distributions	—	(0.24)	(1.93)	(1.22)	(1.05)
Net asset value end of period	11.88	8.86	8.00	14.95	13.69
Net assets end of period (000s)	$391,571	$317,168	$308,330	$648,885	$633,956
Ratios and Supplemental Data (%)
Total return	34.09%[b]	14.50%[b]	(38.07)%[b]	19.56%[b]	14.17%[b]
Ratio of total expenses to average net assets[2]	0.87	0.89	0.85	0.84	0.82
Ratio of net expenses to average net assets	0.85 [a]	0.88 [a]	0.84 [a]	0.82 [a]	0.82 [a]
Ratio of net investment income/(loss) to average net assets	(0.45)[a]	(0.46)[a]	(0.61)[a]	(0.52)[a]	(0.35)[a]
Portfolio turnover	82	57	56	50	55

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007[e]	2006
Net asset value beginning of period	$6.63	$6.60	$21.20	$18.79	$16.63
Income from Investment Operations
Net investment income/(loss)	0.11 [a]	0.11 [a]	0.19 [a]	0.41 [a]	0.22 [a]
Net realized and unrealized gains/(losses) on investments	0.55	0.07	(3.94)	2.54	2.13
Total from investment operations	0.66	0.18	(3.75)	2.95	2.35
Less Distributions
Dividends from net investment income	(0.10)	(0.15)	(0.19)	(0.26)	(0.19)
Distributions from net realized capital gains[1]	—	—	(10.66)	(0.28)	—
Total distributions	(0.10)	(0.15)	(10.85)	(0.54)	(0.19)
Net asset value end of period	7.19	6.63	6.60	21.20	18.79
Net assets end of period (000s)	$304,723	$167,486	$114,972	$211,985	$596,888
Ratios and Supplemental Data (%)
Total return	10.02%[b]	3.01%[b]	(32.16)%[b]	15.93%[b]	14.23%[b]
Ratio of total expenses to average net assets[2]	0.74	0.77	0.74	0.72	0.68
Ratio of net expenses to average net assets	0.68 [a]	0.71 [a]	0.68 [a]	0.68 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.63 [a]	2.13 [a]	2.05 [a]	1.24 [a]	1.23 [a]
Portfolio turnover	49	54	107	114	31

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class					Investor Class
2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
$8.68	$7.87	$14.77	$13.57	$12.92	$8.56	$7.77	$14.62	$13.47	$12.85

(0.07)[a]	(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.03)[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]
3.01	1.11	(4.89)	2.56	1.73	2.99	1.12	(4.79)	2.53	1.69
2.94	1.05	(4.97)	2.42	1.70	2.88	1.03	(4.92)	2.37	1.67

—	—	—	—	—	—	—	—	—	—
—	(0.24)	(1.93)	(1.22)	(1.05)	—	(0.24)	(1.93)	(1.22)	(1.05)
—	(0.24)	(1.93)	(1.22)	(1.05)	—	(0.24)	(1.93)	(1.22)	(1.05)
11.62	8.68	7.87	14.77	13.57	11.44	8.56	7.77	14.62	13.47
$35,048	$25,794	$24,337	$39,877	$48,525	$25,841	$20,974	$21,321	$42,755	$47,263

33.87%[b]	14.09%[b]	(38.21)%[b]	19.35%[b]	13.93%[b]	33.64%[b]	14.01%[b]	(38.27)%[b]	19.11%[b]	13.77%[b]
1.12	1.14	1.10	1.08	1.07	1.24	1.26	1.22	1.21	1.22
1.10 [a]	1.13 [a]	1.09 [a]	1.07 [a]	1.07 [a]	1.22 [a]	1.25 [a]	1.21 [a]	1.20 [a]	1.22 [a]
(0.70)[a]	(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.60)[a]	(0.82)[a]	(0.83)[a]	(0.98)[a]	(0.90)[a]	(0.74)[a]
82	57	56	50	55	82	57	56	50	55

Administrative Class					Investor Class
2010	2009	2008	2007[e]	2006	2010	2009	2008	2007[e]	2006
$6.61	$6.59	$21.17	$18.77	$16.62	$6.67	$6.58	$21.10	$18.70	$16.58

0.10 [a]	0.12 [a]	0.24 [a]	0.20 [a]	0.16 [a]	0.09 [a]	0.11 [a]	0.17 [a]	0.19 [a]	0.14 [a]
0.55	0.04	(4.01)	2.69	2.14	0.55	0.05	(3.95)	2.67	2.12
0.65	0.16	(3.77)	2.89	2.30	0.64	0.16	(3.78)	2.86	2.26

(0.07)	(0.14)	(0.15)	(0.21)	(0.15)	(0.07)	(0.07)	(0.08)	(0.18)	(0.14)
—	—	(10.66)	(0.28)	—	—	—	(10.66)	(0.28)	—
(0.07)	(0.14)	(10.81)	(0.49)	(0.15)	(0.07)	(0.07)	(10.74)	(0.46)	(0.14)
7.19	6.61	6.59	21.17	18.77	7.24	6.67	6.58	21.10	18.70
$18,369	$19,142	$76,134	$6,706	$8,352	$26,370	$25,786	$24,156	$124,942	$284,948

9.93%[b]	2.57%[b]	(32.26)%[b]	15.62%[b]	13.93%[b]	9.65%[b]	2.60%[b]	(32.39)%[b]	15.49%[b]	13.73%[b]
0.99	1.01	1.00	0.98	0.93	1.11	1.14	1.11	1.09	1.08
0.93 [a]	0.96 [a]	0.93 [a]	0.93 [a]	0.93 [a]	1.07 [a]	1.07 [a]	1.05 [a]	1.06 [a]	1.08 [a]
1.41 [a]	2.37 [a]	1.65 [a]	1.04 [a]	0.95 [a]	1.28 [a]	1.84 [a]	1.88 [a]	0.90 [a]	0.82 [a]
49	54	107	114	31	49	54	107	114	31

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2010		2009	2008	2007	2006
Net asset value beginning of period	$9.07		$7.57	$13.43	$13.26	$11.90
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.19 [a]	0.32 [a]	0.17 [a]	0.13 [a]
Net realized and unrealized gains/(losses) on investments	1.93		1.64	(5.52)	0.49	1.65
Total from investment operations	2.07		1.83	(5.20)	0.66	1.78
Less Distributions
Dividends from net investment income	(0.14)		(0.33)	(0.19)	(0.12)	(0.13)
Distributions from net realized capital gains[1]	—		—	(0.47)	(0.37)	(0.29)
Total distributions	(0.14)		(0.33)	(0.66)	(0.49)	(0.42)
Net asset value end of period	11.00		9.07	7.57	13.43	13.26
Net assets end of period (000s)	$48,659		$41,250	$34,815	$78,346	$26,630
Ratios and Supplemental Data (%)
Total return	23.08%[b]		25.53%[b]	(40.47)%[b]	4.97%[b]	15.43%[b]
Ratio of total expenses to average net assets[2]	1.05		1.14	0.98	1.02	1.46
Ratio of net expenses to average net assets	0.95	[a]	0.98 [a]	0.95 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.33	[a]	2.02 [a]	2.47 [a]	1.52 [a]	1.45 [a]
Portfolio turnover	28		46	34	21	18

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2010		2009	2008	2007	2006
Net asset value beginning of period	$14.88		$13.84	$22.52	$21.24	$19.50
Income from Investment Operations
Net investment income/(loss)	0.07	[a]	0.08 [a]	0.10 [a]	0.11 [a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	2.97		1.05	(7.57)	1.68	2.04
Total from investment operations	3.04		1.13	(7.47)	1.79	2.07
Less Distributions
Dividends from net investment income	(0.07)		(0.05)	(0.10)	(0.02)	(0.02)
Distributions from net realized capital gains[1]	—		(0.04)	(1.11)	(0.49)	(0.31)
Total distributions	(0.07)		(0.09)	(1.21)	(0.51)	(0.33)
Net asset value end of period	17.85		14.88	13.84	22.52	21.24
Net assets end of period (000s)	$611,885		$587,985	$751,873	$1,554,756	$1,928,482
Ratios and Supplemental Data (%)
Total return	20.50%[b]		8.28%[b]	(34.74)%[b]	8.52%[b]	10.72%[b]
Ratio of total expenses to average net assets[2]	0.88		0.88	0.85	0.84	0.83
Ratio of net expenses to average net assets	0.85	[a]	0.87 [a]	0.84 [a]	0.83 [a]	0.83 [a]
Ratio of net investment income to average net assets	0.39	[a]	0.50 [a]	0.40 [a]	0.44 [a]	0.19 [a]
Portfolio turnover	12		18	16	14	27

See page 63 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class						Investor Class
2010		2009	2008	2007	2006	2010	2009	2008	2007	2006
$9.04		$7.54	$13.38	$13.24	$11.90	$9.07	$7.55	$13.37	$13.22	$11.88

0.35	[a]	(0.14)[a,h]	0.24 [a]	0.20 [a]	0.10 [a]	0.07 [a]	0.13 [a]	0.32 [a]	0.18 [a]	0.12 [a]
1.71		1.95	(5.46)	0.42	1.66	1.96	1.67	(5.55)	0.43	1.62
2.06		1.81	(5.22)	0.62	1.76	2.03	1.80	(5.23)	0.61	1.74

—		(0.31)	(0.15)	(0.11)	(0.13)	(0.11)	(0.28)	(0.12)	(0.09)	(0.11)
—		—	(0.47)	(0.37)	(0.29)	—	—	(0.47)	(0.37)	(0.29)
—		(0.31)	(0.62)	(0.48)	(0.42)	(0.11)	(0.28)	(0.59)	(0.46)	(0.40)
11.10		9.04	7.54	13.38	13.24	10.99	9.07	7.55	13.37	13.22
$940		$64	$347	$434	$184	$4,493	$2,326	$1,880	$5,908	$5,832

22.79%[b]		25.26%[b]	(40.66)%[b]	4.68%[b]	15.17%[b]	22.60%[b]	25.02%[b]	(40.69)%[b]	4.60%[b]	15.00%[b]
1.30		1.36	1.25	1.27	1.69	1.42	1.51	1.35	1.41	1.83
1.20	[a]	1.23 [a]	1.20 [a]	1.19 [a]	1.18 [a]	1.32 [a]	1.35 [a]	1.32 [a]	1.33 [a]	1.32 [a]
0.83	[a]	2.01 [a]	2.27 [a]	1.29 [a]	1.22 [a]	0.93 [a]	1.68 [a]	2.10 [a]	1.17 [a]	1.06 [a]
28		46	34	21	18	28	46	34	21	18

Administrative Class						Investor Class
2010		2009	2008	2007	2006	2010	2009	2008	2007	2006
$14.82		$13.77	$22.40	$21.17	$19.46	$14.67	$13.64	$22.18	$20.99	$19.33

(0.03)[a]		0.02 [a]	0.03 [a]	0.04 [a]	(0.02)[a]	(0.06)[a]	(0.05)[a,h]	(0.05)[a]	(0.03)[a]	(0.09)[a]
3.03		1.08	(7.51)	1.68	2.04	3.01	1.12	(7.38)	1.71	2.06
3.00		1.10	(7.48)	1.72	2.02	2.95	1.07	(7.43)	1.68	1.97

(0.03)		(0.01)	(0.04)	—	—	(0.02)	—	—	—	—
—		(0.04)	(1.11)	(0.49)	(0.31)	—	(0.04)	(1.11)	(0.49)	(0.31)
(0.03)		(0.05)	(1.15)	(0.49)	(0.31)	(0.02)	(0.04)	(1.11)	(0.49)	(0.31)
17.79		14.82	13.77	22.40	21.17	17.60	14.67	13.64	22.18	20.99
$20,185		$30,584	$32,878	$59,224	$57,301	$41,740	$41,435	$48,176	$105,377	$138,916

20.29%[b]		8.00%[b]	(34.89)%[b]	8.21%[b]	10.48%[b]	20.10%[b]	7.86%[b]	(34.95)%[b]	8.08%[b]	10.28%[b]
1.13		1.13	1.10	1.09	1.08	1.25	1.25	1.22	1.22	1.23
1.10	[a]	1.12 [a]	1.09 [a]	1.08 [a]	1.08 [a]	1.22 [a]	1.24 [a]	1.22 [a]	1.21 [a]	1.23 [a]
0.12	[a]	0.23 [a]	0.16 [a]	0.18 [a]	(0.06)[a]	0.02 [a]	0.12 [a]	0.03 [a]	0.06 [a]	(0.22)[a]
12		18	16	14	27	12	18	16	14	27

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL COMPANY VALUE FUND
	Institutional Class
Year Ended October 31	2010		2009		2008[g]	2007[f,g]
Net asset value beginning of period	$6.01		$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income/(loss)	—	[a]	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	1.79		1.43		(4.03)	(1.18)
Total from investment operations	1.79		1.47		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	(0.01)		(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	—		—		(0.21)	—
Total distributions	(0.01)		(0.07)		(0.30)	—
Net asset value end of period	7.79		6.01		4.61	8.88
Net assets end of period (000s)	$8,995		$9,326		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	29.73%[b]		32.72%[b]		(46.07)%[b]	(11.20)%[b,d]
Ratio of total expenses to average net assets[2]	1.25		3.08		3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95	[a]	0.95	[a]	0.95 [a]	0.95	[a,c]
Ratio of net investment income/(loss) to average net assets	—	[a]	0.62	[a]	1.13 [a]	1.19	[a,c]
Portfolio turnover	124		47		57	22	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

f	For the period May 1, 2007 (inception) through October 31, 2007.

g	Formerly, Harbor SMID Value Fund.

h	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class						Investor Class
2010	2009		2008[g]	2007[f,g]		2010	2009		2008[g]	2007[f,g]
$6.01	$4.61		$8.87	$10.00		$6.01	$4.60		$8.86	$10.00

(0.04)[a]	0.04	[a]	0.07 [a]	0.05	[a]	(0.04)[a]	0.02	[a]	0.05 [a]	0.04	[a]
1.81	1.42		(4.05)	(1.18)		1.80	1.44		(4.04)	(1.18)
1.77	1.46		(3.98)	(1.13)		1.76	1.46		(3.99)	(1.14)

—	(0.06)		(0.07)	—		—	(0.05)		(0.06)	—
—	—		(0.21)	—		—	—		(0.21)	—
—	(0.06)		(0.28)	—		—	(0.05)		(0.27)	—
7.78	6.01		4.61	8.87		7.77	6.01		4.60	8.86
$1,141	$670		$478	$887		$5,466	$1,878		$525	$915

29.45%[b]	32.25%[b]		(46.11)%[b]	(11.30)%[b,d]		29.28%[b]	32.32%[b,d]		(46.22)%[b]	(11.40)%[b,d]
1.49	3.68		3.92	3.84	[c]	1.61	3.65		4.06	3.97	[c]
1.20 [a]	1.20	[a]	1.20 [a]	1.20	[a,c]	1.32 [a]	1.32	[a]	1.32 [a]	1.33	[a,c]
(0.25)[a]	0.70	[a]	1.01 [a]	0.94	[a]	(0.39)[a]	0.22	[a]	0.89 [a]	0.80	[a,c]
124	47		57	22	[d]	124	47		57	22	[d]

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2010

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Forward Currency Contracts

The Funds may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See the Portfolio of Investments for each Fund for outstanding foreign forward currency contracts as of October 31, 2010, if any.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The Funds have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign currency spot contracts.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2010 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$7,117,690	$6,065,221
Harbor Mid Cap Growth Fund	667,848	637,784
Harbor Small Cap Growth Fund	328,104	362,786
VALUE FUNDS
Harbor Large Cap Value Fund	$246,114	$126,955
Harbor Mid Cap Value Fund	13,996	13,306
Harbor Small Cap Value Fund	78,682	174,248
Harbor Small Company Value Fund	29,910	27,766
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%
Harbor Mid Cap Growth Fund	0.75%
Harbor Small Cap Growth Fund	0.75%
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75%
Harbor Small Cap Value Fund	0.75%
Harbor Small Company Value Fund	0.75%

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Mid Cap Value Fund and Harbor Small Company Value Fund limiting the total expenses for each Fund to 0.97%, 1.22%, and 1.34% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2011. In addition, during the current year Harbor Large Cap Value Fund voluntarily limited its total expenses to 0.68%, 0.93%, and 1.07% for the Institutional Class, Administrative Class, and Investor Class, respectively.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and decreased from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
GROWTH FUNDS
Harbor Capital Appreciation Fund	19,125
Harbor Mid Cap Growth Fund	45,555
Harbor Small Cap Growth Fund	15,491
VALUE FUNDS
Harbor Large Cap Value Fund	53,455
Harbor Mid Cap Value Fund	24,967
Harbor Small Cap Value Fund	8,287
Harbor Small Company Value Fund	327,493

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $162 for the year ended October 31, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Domestic Equity Funds totaled $8 for the year ended October 31, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts

71

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2010 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(300)	$703,407	$(703,107)
Harbor Mid Cap Growth Fund	2,474	862	(3,336)
Harbor Small Cap Growth Fund	2,065	(11)	(2,054)
VALUE FUNDS
Harbor Large Cap Value Fund	$(67)	$67	$—
Harbor Mid Cap Value Fund	(12)	12	—
Harbor Small Cap Value Fund	—	—	—
Harbor Small Company Value Fund	41	(271)	230

The tax composition of distributions is as follows:

	As of October 31, 2009			As of October 31, 2010
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$35,256	$—	$35,256	$21,063	$—	$21,063
Harbor Mid Cap Growth Fund	—	—	—	—	—	—
Harbor Small Cap Growth Fund	—	10,130	10,130	—	—	—
VALUE FUNDS
Harbor Large Cap Value Fund	$4,036	$—	$4,036	$3,213	$—	$3,213
Harbor Mid Cap Value Fund	1,437	—	1,437	664	—	664
Harbor Small Cap Value Fund	2,726	1,980	4,706	2,936	—	2,936
Harbor Small Company Value Fund	40	—	40	9	—	9

As of October 31, 2010, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,907	$—	$2,096,313
Harbor Mid Cap Growth Fund	—	—	106,601
Harbor Small Cap Growth Fund	—	16,056	66,333
VALUE FUNDS
Harbor Large Cap Value Fund	$1,666	$—	$16,908
Harbor Mid Cap Value Fund	472	—	(915)
Harbor Small Cap Value Fund	1,888	—	157,948
Harbor Small Company Value Fund	485	100	(430)

72

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2010, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2011	2016	2017	2018	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$393,182	$546,780	$370,637	$—	$1,310,599
Harbor Mid Cap Growth Fund	—	—	136,733	—	136,733
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$8,712	$46,165	$4,859	$59,736
Harbor Mid Cap Value Fund	—	3,621	8,828	—	12,449
Harbor Small Cap Value Fund	—	—	127,545	—	127,545

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$8,123,301	$2,138,418	$(42,157)	$2,096,261
Harbor Mid Cap Growth Fund*	528,370	123,627	(17,026)	106,601
Harbor Small Cap Growth Fund	390,621	88,115	(21,782)	66,333
VALUE FUNDS
Harbor Large Cap Value Fund*	$332,160	$23,123	$(6,215)	$16,908
Harbor Mid Cap Value Fund*	54,930	7,493	(8,408)	(915)
Harbor Small Cap Value Fund*	518,311	195,016	(37,068)	157,948
Harbor Small Company Value Fund	15,516	1,041	(1,471)	(430)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Derivative Instruments

Realized net gain/(loss) on derivatives for the year ended October 31, 2010, were:

HARBOR MID CAP GROWTH FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$(851)	$—	$—	$(851)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

73

Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (seven of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund of the Harbor Funds at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 17, 2010

74

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Capital Appreciation Fund
Institutional Class	0.68%
Actual		$3.45	$1,000	$1,018.77
Hypothetical (5% return)		3.46	1,000	1,021.70
Administrative Class	0.93%
Actual		$4.73	$1,000	$1,017.39
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.33	$1,000	$1,016.59
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Growth Fund
Institutional Class	0.87%
Actual		$4.42	$1,000	$1,015.56
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.69	$1,000	$1,014.42
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.29	$1,000	$1,013.23
Hypothetical (5% return)		6.31	1,000	1,018.80

75

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Small Cap Growth Fund
Institutional Class	0.85%
Actual		$4.32	$1,000	$1,018.87
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.60	$1,000	$1,018.40
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.20	$1,000	$1,016.89
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.40	$1,000	$981.18
Hypothetical (5% return)		3.47	1,000	1,021.69
Administrative Class	0.93%
Actual		$4.65	$1,000	$981.04
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.07%
Actual		$5.33	$1,000	$979.32
Hypothetical (5% return)		5.45	1,000	1,019.68
Harbor Mid Cap Value Fund
Institutional Class	0.95%
Actual		$4.79	$1,000	$1,000.91
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$6.05	$1,000	$999.10
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$6.65	$1,000	$999.09
Hypothetical (5% return)		6.72	1,000	1,018.38
Harbor Small Cap Value Fund
Institutional Class	0.85%
Actual		$4.19	$1,000	$957.62
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.43	$1,000	$956.97
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.01	$1,000	$956.00
Hypothetical (5% return)		6.21	1,000	1,018.90

76

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Small Company Value Fund
Institutional Class	0.95%
Actual		$4.63	$1,000	$935.17
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$5.85	$1,000	$933.97
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$6.43	$1,000	$933.89
Hypothetical (5% return)		6.72	1,000	1,018.38
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

77

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

% of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100%
Harbor Small Cap Value Fund	100%
Harbor Small Company Value Fund	28%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2010:

Amount (000s)
GROWTH FUNDS
Harbor Small Cap Growth Fund	$11
VALUE FUNDS
Harbor Small Company Value Fund	$39

For the fiscal year ended October 31, 2010, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2010 will receive a Form 1099-DIV in January 2011 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

Results of Proxy Voting at Special Meeting of Harbor Funds Shareholders

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

78

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

79

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer, unless otherwise noted below, is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (75) Trustee	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	27	None

John P. Gould (71) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	27	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	27	None

80

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

81

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

82

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

83

Glossary—Continued

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

84

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

85

Glossary—Continued

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

86

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2010/280,300	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.DE.1010

Annual Report

October 31, 2010

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2010. The performance figures for each of the Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2010
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	15.83%	15.56%	15.41%
Harbor International Growth Fund	14.76	14.56	14.40
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	12.40%	12.10%	12.07%
Harbor Global Growth Fund	25.30	24.96	24.82

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2010
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	8.36%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	12.12
Morgan Stanley Capital International World (MSCI World (ND)); global equity	12.74
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	14.11
Morgan Stanley Capital International Emerging Markets Index (MSCI EM); global equity	23.56

	EXPENSE RATIOS[1]					Morningstar Average [2] (unaudited)
	2006	2007	2008	2009	2010
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.85%	0.81%	0.79%	0.83%	0.79%	1.08%
Administrative Class	1.10	1.06	1.04	1.09	1.04	1.38
Investor Class	1.24	1.19	1.16	1.20	1.16	1.45
Harbor International Growth Fund
Institutional Class	0.98%	0.88%	0.89%	0.91%	0.87%	1.20%
Administrative Class	1.23	1.12	1.14	1.16	1.13	1.46
Investor Class	1.37	1.25	1.26	1.27	1.25	1.48
GLOBAL EQUITY FUNDS
Harbor Global Value Fund
Institutional Class	1.00%[a]	1.00%	1.00%	1.00%	1.00%	1.13%
Administrative Class	1.25 [a]	1.25	1.25	1.25	1.25	1.40
Investor Class	1.38 [a]	1.38	1.37	1.37	1.37	1.45
Harbor Global Growth Fund
Institutional Class	N/A	N/A	N/A	1.00%[b]	1.00%	1.13%
Administrative Class	N/A	N/A	N/A	1.25 [b]	1.25	1.40
Investor Class	N/A	N/A	N/A	1.37 [b]	1.37	1.45

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period August 7, 2006 (inception) through October 31, 2006.
b	Annualized for the period March 1, 2009 (inception) through October 31, 2009.

1

Letter from the Chairman

[PHOTO]

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International and Global Market indices generally showed solid single to double-digit returns in fiscal 2010. Emerging markets had a very strong performance in fiscal 2010, with the MSCI Emerging Markets Index posting a return of 23.56%. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36%. (All international and global returns are in U.S. dollars.) For U.S. based investors, a weakening U.S. dollar modestly boosted the returns of foreign equities. The MSCI All Country World Index had a return of 14.11%.

Harbor International and Global Equity Funds

Three of the four Harbor international and global equity funds outperformed their respective benchmarks during the fiscal year. The Harbor International Fund returned 15.83% (Institutional Class) and exceeded the return of its MSCI EAFE (ND) Index by 747 basis points, or 7.47 percentage points. The Harbor International Growth Fund returned 14.76% (Institutional Class), outperforming its MSCI EAFE Growth (ND) Index benchmark by 264 basis points. The Harbor Global Growth Fund returned 25.30% (Institutional Class), outpacing its MSCI All Country World Index benchmark by 1,119 basis points. The Harbor Global Value Fund returned 12.40% (Institutional Class), lagging its MSCI World (ND) Index benchmark by 34 basis points.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2010
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	8.36%	3.31%	3.16%	9.08%
MSCI World (ND) Index (global stocks)	12.74	2.54	1.33	9.16
MSCI EM Index (emerging markets)	23.56	14.94	14.62	N/A

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%	2.58%	1.05%	10.55%
S&P 500 Index (large cap stocks)	16.52	1.73	-0.02	10.74
Russell Midcap® Index( mid cap stocks)	27.71	4.01	5.42	12.32
Russell 2000® Index (small cap stocks)	26.58	3.07	4.89	9.77
Russell 3000® Growth Index	20.31	3.28	-2.25	9.18
Russell 3000® Value Index	16.40	0.73	3.04	11.51

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	5.96%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Bond Index (high-yield bonds)	19.26%	8.98%	8.35%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	8.01	6.45	6.38	9.07
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.12	2.56	2.49	5.71

Domestic Equity, Strategic Markets, and Fixed Income

U.S. equities generally outpaced international stocks. The broad U.S. stock market, as measured by the Russell 3000® Index, returned 18.34%. Small cap and mid cap stocks outperformed the large cap category, and growth stocks did better than value.

Commodity prices rose, helped in part by demand from developing nations as well as a weaker U.S. dollar. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 11.82%.

In fixed income markets, bond prices rose, driving yields lower. The yield of the 10-Year Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to 2.63% as of October 31, 2010; that was down from 3.39% one year earlier. The broad taxable investment-grade bond market returned 8%, while high-yield bonds returned over 19%. The BofA Merrill Lynch 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.12%, as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%.

2

In Memoriam—Hakan Castegren

Harbor Funds lost an esteemed friend and colleague with the death of Hakan Castegren on October 2, 2010, after a brief illness. He was 75. Mr. Castegren had been the sole portfolio manager of the Harbor International Fund from its inception on December 29, 1987 until February 12, 2009, when the four principals of Northern Cross, LLC—Edward E. Wendell, Jr., James LaTorre, CFA, Howard Appleby, CFA, and Jean-Francois Ducrest—joined him as portfolio managers of the Fund. The five portfolio managers, including Mr. Castegren, managed the Fund using a team approach, with Northern Cross, LLC having final responsibility for all investment and trading decisions for the Harbor International Fund.

Hakan Castegren was a recognized leader in international investing. Shareholders of the Harbor International Fund benefited greatly over the years from his thoughtful, disciplined, low-turnover approach to investing. Consistent with the long-term perspective that was a hallmark of his investment approach, Mr. Castegren worked with the Harbor Funds Board of Trustees in recent years to plan for the eventual succession of the Fund’s management. The four principals of Northern Cross, LLC, supported Mr. Castegren in managing the Harbor International Fund for many years. Although past performance is never a guarantee of future results, his Northern Cross, LLC colleagues will continue as portfolio managers of the Harbor International Fund using the same investment philosophies and processes.

Long-Term Perspective

Financial markets experienced considerable turbulence during the 2010 fiscal year. Although equity markets finished with solid gains, the markets experienced significant volatility during the year. The S&P 500 Index, for example, fell in four different months, including a 13% drop over May and June, before finishing the fiscal year with an overall return of more than 16%. A fragile economic recovery, the BP oil spill, and the sovereign debt crisis in Europe were among the headline issues contributing to sharp fluctuations in the markets.

Short-term volatility in the financial markets is not unusual. Such volatility serves as a reminder of the importance of maintaining a long-term perspective. Experienced investors know it is impossible to predict short-term market movements consistently. They also recognize the value of a broad-based portfolio, diversified among major asset classes and structured to meet each investor’s specific needs.

At Harbor Funds, we offer a range of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to help achieve their long-term objectives.

Thank you for your investment in Harbor Funds.

December 17, 2010

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities advanced to higher ground during the year ended October 31, 2010, as investors responded to emerging evidence of a sustainable, although weak, economic recovery. World markets endured considerable volatility in fiscal 2010, due in large part to uncertainty surrounding the global recovery as well as the health of various industries and countries. The sovereign debt crisis that emerged first in Greece and Ireland, the BP oil leak in the Gulf of Mexico, and China’s growth outlook were some of the major issues creating market volatility.

The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 8.36% (all returns cited are in U.S. dollar terms). For U.S.-based investors, returns of foreign equities benefited moderately from the weakness of the U.S. dollar. Growth stocks outperformed value, with the MSCI EAFE Growth (ND) Index gaining 12.12% while the MSCI EAFE Value Index returned 4.63%. Emerging markets continued to show strength, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Within the MSCI EAFE (ND) Index, 9 of the 10 economic sectors posted positive returns. They were led by Materials, Consumer Discretionary, Industrials, Consumer Staples, and Telecommunication Services, each of which had double-digit gains. Financials declined by about 2%. The best-performing countries in the index were Singapore, Denmark, Sweden, and Hong Kong, all of which had returns of 20% or better. Ireland was the worst-performing index constituent, with a decline of 13%, followed by Spain and Italy, which also had negative returns.

PERFORMANCE

The Harbor International Fund outperformed its MSCI EAFE (ND) Index benchmark for the fiscal year and maintained its long-term outperformance of the benchmark. The Fund returned 15.83% (Institutional Class), 15.56% (Administrative Class), and 15.41% (Investor Class) for the year ended October 31, 2010, compared with the index return of 8.36%. From a longer-term perspective, the Fund continued to outperform the benchmark for the latest five-year and 10-year periods.

Stock selection once again was a key factor in the Fund’s outperformance of the index by more than 7 percentage points. Consumer Discretionary was the best-performing sector in the portfolio, with a return of 43% versus 18% for the MSCI EAFE (ND) Index. The Fund’s best contributors among Consumer Discretionary names were Richemont, the Swiss luxury-goods company, and Genting Bhd, a global leader in resorts, gaming, and entertainment. Health Care stocks comprised the second-best performing group in the portfolio. Led by Novo Nordisk, a global leader in diabetes care, the portfolio’s Health Care names returned 34% versus 7% for the index.

In the Financials sector, portfolio holdings returned 10% versus a decline of approximately -2% for the index. In as much as Financials were the largest sector weight in both the Fund and the index, this performance edge was an important factor in the Fund’s outperformance. Top performers in the sector included Brazilian banks Itau Unibanco and Banco Bradesco.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Novo Nordisk AS	2.9%
Atlas Copco AB	2.6
Banco Bradesco SA	2.4
British American Tobacco plc	2.3
Fanuc Ltd.	2.2
Linde AG	2.2
BNP Paribas	2.1
Itau Unibanco Holding SA ADR	2.1
Nestle SA	2.1
Petroleo Brasileiro SA	2.1

In the Industrials sector, the Fund returned 32% compared with 18% for the benchmark. Top contributors among the Industrials were Atlas Copco, a world leader in mining equipment and compressors; Fanuc, a Japan-based manufacturer specializing in robotics; and Schneider Electric, a global leader in power distribution and automation. Portfolio positions in the Materials sector returned 25% versus 20% for those in the index. Leading performers among the Materials names included Linde, an industrial gas supplier and engineering company, and Xstrata, a diversified global mining group.

Energy names proved to be the biggest detractor from Fund performance relative to the benchmark. Energy holdings posted a negative return of -5% compared with a positive return of less than 1% for the index. Among the biggest detractors in the Energy sector were Petrobras Brasileiro, the Brazilian integrated oil and gas company; Total, the global petroleum company based in France; and BP, which was eliminated from the portfolio.

From the standpoint of sector selection, a larger-than-index weighting in Materials was an important contributor to relative performance, as Materials proved to be the best-performing sector in the index. This was offset in part by the Fund’s overweight in Energy, which was the second-weakest performing sector in the benchmark.

From a country-level perspective, portfolio holdings in Japan, Denmark, and Sweden had the most positive impact on the Fund’s performance relative to the benchmark; the Fund outperformed the index in all three countries. Investments in China, France, and Norway detracted the most from relative performance.

OUTLOOK AND STRATEGY

Compared with the MSCI EAFE (ND) Index, the largest overweighted positions in the portfolio as of October 31, 2010, were in Consumer Staples and Materials. The most significant underweights were in Utilities, Consumer Discretionary, and Health Care. From a country-level perspective, the largest overweights in the portfolio were in Brazil, France, and Sweden. Compared with the index, the most significantly underweighted positions were in Japan, the United Kingdom, and Australia. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

The high level of volatility experienced by world markets over the past year serves to underscore the importance of our core investment philosophy of maintaining a long-term perspective and concentrating on high-quality companies. Our focus has remained on companies that we consider survivors: businesses with strong balance sheets and high market shares in concentrated industries. These have been difficult times, but out of the difficulty can come attractive opportunities.

Recent research trips to China, Brazil, and Europe have confirmed our expectation of a mild global recovery. We think tightening in Europe could cause some slowdown but that mild US growth and powerful momentum in emerging economies will drive a modest global expansion. In this environment, we have positioned the Fund with holdings in leading European companies serving global markets, blue chip companies in Asia and Brazil, and global staple names.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.79%

Total Net Assets (000s)	$25,798,545

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.04%

Total Net Assets (000s)	$1,852,148

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.16%

Total Net Assets (000s)	$3,586,143

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	21	27

Weighted Average Market Cap (MM)	$62,652	$50,899

Price/Earning Ratio (P/E)	17.4x	16.3x

Price/Book Ratio (P/B)	2.3x	1.9x

Beta vs. MSCI EAFE Index	1.09	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	14%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor International Fund
Institutional Class	15.83%	8.50%	8.87%	12/29/1987	$116,961
MSCI EAFE (ND)	8.36%	3.31%	3.16%	—	$68,265

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor International Fund
Administrative Class	15.56%	8.23%	13.91%	11/01/2002	$28,355
Investor Class	15.41%	8.09%	13.74%	11/01/2002	$28,016
MSCI EAFE (ND)	8.36%	3.31%	9.70%	—	$20,976

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.7%)

COMMON STOCKS—89.5%

Shares		Value (000s)

AUTOMOBILES—1.4%
6,479,000	Daimler AG (GER)*	$426,668

BEVERAGES—5.0%
9,384,129	Anheuser-Busch InBev NV (BEL)	589,357
24,712,878	Diageo plc (UK)	455,893
5,969,642	Pernod-Ricard SA (FR)	530,610

		1,575,860

BUILDING PRODUCTS—0.7%
4,403,274	Compagnie de Saint-Gobain (FR)	206,876

CAPITAL MARKETS—1.4%
26,315,745	UBS AG (SWS)*	447,039

CHEMICALS—3.7%
4,871,472	Linde AG (GER)	700,875
1,688,523	Syngenta AG (SWS)	467,529

		1,168,404

COMMERCIAL BANKS—12.5%
28,191,765	Banco Santander SA (SP)	361,856
8,870,916	BNP Paribas (FR)	648,867
48,095,905	DBS Group Holdings Ltd. (SGP)	518,023
11,254,511	Erste Group Bank AG (AUT)	508,495
27,122,852	Itau Unibanco Holding SA ADR (BR)[1]	666,137
5,350,000	Societe Generale (FR)	320,810
17,875,758	Standard Chartered plc (UK)	517,054
25,833,688	United Overseas Bank Ltd. (SGP)	372,881

		3,914,123

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—1.3%
37,929,680	Telefonaktiebolaget LM Ericsson (SW)	$417,135

CONSTRUCTION MATERIALS—1.5%
3,981,906	CRH plc (IE)	68,710
6,267,451	Holcim Ltd. (SWS)	390,439

		459,149

DIVERSIFIED FINANCIAL SERVICES—1.4%
20,901,905	Investor AB (SW)	429,025

DIVERSIFIED TELECOMMUNICATION SERVICES—1.4%
15,628,033	Telefonica SA (SP)	422,308

ELECTRICAL EQUIPMENT—3.4%
23,464,275	ABB Ltd. (SWS)	486,032
4,097,951	Schneider Electric SA (FR)	582,241

		1,068,273

FOOD PRODUCTS—3.9%
9,010,902	Danone (FR)	571,339
11,961,100	Nestle SA (SWS)	655,163

		1,226,502

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
475,000	Cie Generale d’Optique Essilor International SA (FR)	31,745

HOTELS, RESTAURANTS & LEISURE—2.0%
4,227,626	Accor SA (FR)	173,492
132,000,000	Genting Bhd (MAL)	443,756

		617,248

INDUSTRIAL CONGLOMERATES—1.7%
23,378,000	Keppel Corporation Ltd. (SGP)	180,817
127,539,047	Sime Darby Berhad (MAL)	362,571

		543,388

INSURANCE—5.1%
3,706,195	Allianz SE (GER)	464,116
30,219,968	AXA SA (FR)	551,119
95,461,000	China Life Insurance Co. Ltd. (CHN)	419,674
12,108,200	China Pacific Insurance Group Co. Ltd. (CHN)	50,290
407,617	Zurich Financial Services AG (SWS)	99,751

		1,584,950

IT SERVICES—0.4%
10,053,755	Redecard SA (BR)	130,084

MACHINERY—7.1%
38,789,331	Atlas Copco AB (SW)	810,628
4,614,700	Fanuc Ltd. (JP)	668,069
29,402,636	Sandvik AB (SW)	443,278
21,065,000	Volvo AB (SW)*	285,184

		2,207,159

MARINE—1.0%
35,154	A.P. Moller-Maersk AS (DEN)	305,046

MEDIA—0.8%
8,523,802	JC Decaux SA (FR)*	250,364

METALS & MINING—6.1%
6,539,418	Anglo American plc (UK)*	304,691
8,825,108	Anglo American plc ADR (UK)*[1]	205,184
4,361,609	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	205,475
15,938,436	BHP Billiton plc (UK)	564,619
31,550,912	Xstrata plc (UK)	611,245

		1,891,214

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—0.6%
6,090,482	Veolia Environnement (FR)	$179,099

OFFICE ELECTRONICS—1.2%
8,124,900	Canon Inc. (JP)	374,016

OIL, GAS & CONSUMABLE FUELS—8.3%
24,235,460	BG Group plc (UK)	471,771
11,434,183	Cameco Corporation (CAN)	354,002
190,546,000	China Petroleum & Chemical Corporation (CHN)	180,801
14,422,607	ENI SpA (IT)	324,759
282,276,000	PetroChina Company Ltd. (CHN)	346,729
9,574,303	Royal Dutch Shell plc (NET)	310,562
2,377,600	Royal Dutch Shell plc ADR (NET)[1]	154,378
15,884,779	Statoil ASA (NOR)	346,953
1,685,244	Total SA (FR)	91,734

		2,581,689

PAPER & FOREST PRODUCTS—0.4%
7,260,666	Fibria Celulose SA ADR (BR)*[1]	130,402

PERSONAL PRODUCTS—0.8%
2,248,769	L’Oreal SA (FR)	264,148

PHARMACEUTICALS—5.0%
2,733,633	AstraZeneca plc (UK)	137,507
885,101	Novartis AG (SWS)	51,313
8,754,834	Novo Nordisk AS (DEN)	919,274
3,119,593	Roche Holding AG (SWS)	458,125

		1,566,219

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
1,452,119	Unibail-Rodamco SE (FR)	302,979

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
33,768,000	Cheung Kong Holdings Ltd. (HK)	517,090

TEXTILES, APPAREL & LUXURY GOODS—2.0%
12,837,615	Compagnie Financiere Richemont SA (SWS)	640,318
10,835,055	Nova America SA (BR)*	—	[z]

		640,318

TOBACCO—5.0%
19,021,626	British American Tobacco plc (UK)	724,653
14,360,008	Imperial Tobacco Group plc (UK)	459,910
126,437	Japan Tobacco Inc. (JP)	392,800

		1,577,363

WIRELESS TELECOMMUNICATION SERVICES—1.6%
48,415,000	China Mobile Ltd. (CHN)	494,429

TOTAL COMMON STOCKS (Cost $19,798,740)		27,950,312

PREFERRED STOCKS—6.4%
COMMERCIAL BANKS—2.4%
37,085,059	Banco Bradesco SA (BR)	764,472

METALS & MINING—1.6%
17,383,000	Vale SA (BR)	488,172

OIL, GAS & CONSUMABLE FUELS—2.1%
42,345,000	Petroleo Brasileiro SA (BR)	643,779

PAPER & FOREST PRODUCTS—0.3%
9,545,875	Suzano Papel e Celulose SA (BR)	91,512

PREFERRED STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	$—	[z]

TOTAL PREFERRED STOCKS (Cost $367,708)		1,987,935

RIGHTS/WARRANTS—0.4%
CAPITAL MARKETS—0.3%
27,765,400	UBS AG (SWS)*	115,163

COMMERCIAL BANKS—0.1%
28,191,765	Banco Santander SA (SP)*	4,669
2,234,469	Standard Chartered plc (UK)*	18,815

		23,484

TOTAL RIGHTS/WARRANTS (Cost $105,696)		138,647

SHORT-TERM INVESTMENTS—3.7%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corporation
$155,895	0.190%–11/01/2010-11/09/2010	155,895
98,960	0.200%–11/12/2010-11/15/2010	98,960

		254,855

	Chevron Corporation
75,000	0.160%–11/05/2010	75,000
100,000	0.180%–11/08/2010-11/12/2010	100,000

		175,000

	Exxon Mobil Corporation
41,892	0.150%–11/02/2010	41,892
67,667	0.160%–11/09/2010-11/10/2010	67,667

		109,559

	General Electric Company
79,674	0.180%–11/08/2010-11/09/2010	79,674
79,591	0.190%–11/01/2010-11/08/2010	79,591
43,963	0.200%–11/15/2010	43,963

		203,228

	HSBC Finance Corporation
168,489	0.190%–11/01/2010-11/04/2010	168,489
43,964	0.200%–11/16/2010	43,964

		212,453

	Toyota Motor Credit Corporation
218,643	0.070%–11/03/2010-11/10/2010	218,643

TOTAL SHORT-TERM INVESTMENTS (Cost $1,173,738)		1,173,738

TOTAL INVESTMENTS—100.0% (Cost $21,445,882)		31,250,632

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(13,796)

TOTAL NET ASSETS—100.0%		$31,236,836

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$205,475	$—	$—	$205,475
Europe	359,562	20,782,705	—	21,142,267
Latin America	796,539	130,084	—	926,623
North America	354,002	—	—	354,002
Pacific Basin	—	5,321,945	—	5,321,945
Preferred Stocks
Latin America	1,987,935	—	—	1,987,935
Rights/Warrants
Europe	—	138,647	—	138,647
Short-Term Investments
Commercial Paper	—	1,173,738	—	1,173,738

Total	$3,703,513	$27,547,119	$—	$31,250,632

There were no material Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

z	Fair valued in accordance with Harbor Funds Valuation Procedures.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Developed-market international growth equities, as measured by the MSCI EAFE Growth (ND) Index, posted a return of 12.12% for the fiscal year ended October 31, 2010 (all returns cited are in U.S. dollar terms). Although a global economic recovery seemed on balance to be gaining further traction, there were signs that it was becoming increasingly asynchronous in contrast with the highly-correlated market downturn in calendar year 2008 and the first part of the recovery in early-to-mid calendar 2009. Emerging markets achieved stronger equity returns than many of their developed-market counterparts. Several countries (e.g., China, India, and Australia) took steps to temper inflationary pressures by reining in strong economic growth. Other countries, however, particularly in the European Union, grappled with massive government deficits and deteriorating growth prospects.

International equities were revitalized during the latter portion of the fiscal year as various global economic data points indicated stabilization or improvement and worries about the euro-zone financial system faded.

Within the MSCI EAFE Growth (ND) Index, 9 of the 10 economic sectors posted positive returns. Materials and Consumer Discretionary were the strongest-performing sectors with gains of more than 20%. Information Technology, Utilities, Energy, Industrials, and Consumer Staples posted returns ranging from 10% to 16%. Telecommunication Services and Health Care were up 4% and 5%, respectively. Financials, down -1%, was the sole sector to experience a negative return.

In terms of investment style, international growth equities significantly outperformed their value counterparts. The MSCI EAFE Growth (ND) Index outpaced the MSCI EAFE Value (ND) Index by 749 basis points, or 7.49 percentage points, due largely to the greater exposure to Financials names in the value index. Currency translation also played a role, with U.S. dollar weakness creating a tailwind for U.S.-based international equity investors.

PERFORMANCE

The Harbor International Growth Fund outperformed its benchmark index for the fiscal year. The Fund posted returns of 14.76% (Institutional Class), 14.56% (Administrative Class), and 14.40% (Investor Class), compared with the 12.12% return of the MSCI EAFE Growth (ND) Index.

Several factors contributed to the Fund’s outperformance, including stock selection and an emphasis on the Consumer Discretionary sector. In aggregate, the portfolio’s Consumer Discretionary positions rose 25% versus the benchmark’s Consumer Discretionary sector return of 21%. The Fund’s leading consumer-related holdings included Brazilian homebuilder PDG Realty S/A Empreendimentos e Participacoes, Spain-based fashion clothing manufacturer Industria de Diseno Textil SA, China-based online travel company Ctrip.com International (prior to being sold from the portfolio) and Swiss watch manufacturer Swatch Group. Consumer Discretionary was among the strongest-performing areas of the benchmark and the Fund benefitted from having a significant portion of its net assets invested in the sector.

Stock selection in the Information Technology sector also proved advantageous. Taiwan-based wireless handheld device company HTC Corp., Chinese Internet search engine

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
OGX Petroleo e Gas Participacoes SA	3.9%
BASF SE	3.0%
ICICI Bank Ltd. ADR	3.0%
Industria de Diseno Textil SA	3.0%
Li & Fung Ltd.	3.0%
Teva Pharmaceutical Industries Ltd. ADR	2.9%
Schneider Electric SA	2.6%
Nestle SA	2.5%
Swatch Group AG	2.5%
PDG Realty SA Empreendimentos e Participacoes	2.4%

Baidu, and Japan-headquartered semiconductor maker Infineon Technologies each garnered strong returns. One of the Fund’s holdings in the Energy sector had a material, positive impact on performance: shares of Brazil-headquartered oil and natural gas company OGX Petroleo e Gas Participacoes soared more than 60%.

Results in the Financials sector were mixed. Several emerging-markets-related investments posted strong returns, most notably India-based ICICI Bank and Brazilian real estate company BR Malls Participacoes. There were a few Financials holdings that struggled, however. Japanese bank Mizuho Financial Group and Spain-based Banco Bilbao Vizcaya Argentaria posted double-digit negative returns. In addition, the Fund was penalized by having an overweight to the

Financials sector, as it was the weakest-performing area of the index.

For the 2010 fiscal year, currency fluctuations had a negative effect on results relative to the benchmark. Among other factors, the portfolio had few investments in securities of companies traded in the Japanese yen or Australian dollar, both of which appreciated substantially versus the U.S. dollar and many other major world currencies.

Several other factors detracted from Fund performance. On average, the portfolio was significantly underweighted in the Materials sector as compared to the index. This positioning was a negative, as Materials was the strongest-performing sector of the index.

Certain individual holdings were material detractors from performance. In the Industrials sector, wind-energy turbine manufacturer Vestas Wind Systems declined 20% prior to being sold. In the Health Care sector, drug manufacturer Lonza Group and health care products manufacturer Novartis each posted declines prior to being eliminated from the portfolio. In addition, Spain-based Telefonica, in the Telecommunication Services sector, and Canada-headquartered wireless device company Research In Motion, an Information Technology name, posted negative returns prior to being sold from the portfolio.

OUTLOOK AND STRATEGY

Relative to the benchmark, the Fund’s primary economic sector overweight during the fiscal year was the Consumer Discretionary sector. The portfolio was also modestly overweighted in Information Technology, Financials, and Energy names. The most significant underweights relative to the index were in the Consumer Staples, Materials, Health Care, and Industrials sectors.

In terms of country allocations, the biggest overweights in the portfolio were in Brazil, Germany, Spain, Canada, and China. Compared with the index, the Fund had significantly underweighted positions in the United Kingdom, Japan, Australia, and Switzerland. As of October 31, 2010, the Fund held several positions based in emerging markets, including Brazil, China, South Africa, India, Argentina, Taiwan, and Indonesia. Country-level weightings generally should be considered a by-product of the Fund’s stock-selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.87%

Total Net Assets (000s)	$1,774,192

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.13%

Total Net Assets (000s)	$1,684

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.25%

Total Net Assets (000s)	$69,935

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	23	26

Weighted Average Market Cap (MM)	$41,901	$46,699

Price/Earning Ratio (P/E)	24.8x	19.4x

Price/Book Ratio (P/B)	3.2x	2.6x

Beta vs. MSCI EAFE Growth Index	1.13	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	123%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor International Growth Fund
Institutional Class	14.76%	5.01%	-1.94%	11/01/1993	$41,122
MSCI EAFE Growth (ND)	12.12%	4.02%	1.95%	—	$60,623

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor International Growth Fund
Administrative Class	14.56%	4.76%	8.08%	11/01/2002	$18,615
Investor Class	14.40%	4.65%	7.95%	11/01/2002	$18,438
MSCI EAFE Growth (ND)	12.12%	4.02%	8.93%	—	$19,823

As stated in the Fund’s current prospectus, the expense ratio were 0.92% (Institutional Class); 1.17% (Administrative Class); and 1.29% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.4%)

COMMON STOCKS—96.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.1%
1,975,714	Rolls-Royce Group plc (UK)	$20,498

AUTOMOBILES—4.3%
1,472,000	Astra International Tbk PT (ID)	9,425
421,197	Daimler AG (GER)*	27,737
1,149,100	Honda Motor Co. Ltd. (JP)	41,424

		78,586

BEVERAGES—2.7%
482,098	Anheuser-Busch InBev NV (BEL)	30,277
229,112	Pernod-Ricard SA (FR)	20,365

		50,642

BUILDING PRODUCTS—1.8%
622,526	Assa Abloy AB (SW)	15,963
509,077	Daikin Industries Ltd. (JP)	17,711

		33,674

CAPITAL MARKETS—0.9%
379,310	Julius Baer Group Ltd. (SWS)*	16,007

CHEMICALS—3.9%
753,527	BASF SE (GER)	54,790
125,510	Novozymes AS (DEN)	16,722

		71,512

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—9.9%
1,407,963	Banco Bilbao Vizcaya Argentaria SA (SP)	$18,549
4,231,585	Barclays plc (UK)	18,596
262,600	BNP Paribas (FR)	19,208
2,670,287	HSBC Holdings plc (UK)	27,791
1,056,749	ICICI Bank Ltd. ADR (IND)[1]	55,564
13,586,900	Mizuho Financial Group Inc. (JP)	19,705
824,235	Standard Chartered plc (UK)	23,841

		183,254

COMMUNICATIONS EQUIPMENT—1.1%
856,200	HTC Corporation (TW)	19,416

DISTRIBUTORS—3.0%
10,609,000	Li & Fung Ltd. (HK)	56,036

DIVERSIFIED CONSUMER SERVICES—0.6%
543,500	Anhanguera Educacional Participacoes SA (BR)*	10,772

ELECTRICAL EQUIPMENT—2.6%
341,326	Schneider Electric SA (FR)	48,496

ENERGY EQUIPMENT & SERVICES—1.7%
93,120	Core Laboratories NV (US)	7,242
771,829	Seadrill Ltd. (BM)	23,430

		30,672

FOOD & STAPLES RETAILING—3.9%
660,200	FamilyMart Company Ltd. (JP)	23,410
279,167	METRO AG (GER)	19,563
4,175,469	Tesco plc (UK)	28,575

		71,548

FOOD PRODUCTS—2.5%
839,444	Nestle SA (SWS)	45,980

HOTELS, RESTAURANTS & LEISURE—3.0%
893,214	Accor SA (FR)	36,655
2,205,956	Compass Group plc (UK)	18,078

		54,733

HOUSEHOLD DURABLES—3.5%
1,397,000	Panasonic Corporation (JP)	20,365
3,472,015	PDG Realty SA Empreendimentos e Participacoes (BR)	43,433

		63,798

HOUSEHOLD PRODUCTS—1.5%
499,572	Reckitt Benckiser Group plc (UK)	27,910

INDUSTRIAL CONGLOMERATES—2.1%
346,802	Siemens AG (GER)	39,575

INSURANCE—1.9%
3,304,000	Ping An Insurance Group Company of China Ltd. (CHN)	35,572

INTERNET & CATALOG RETAIL—0.5%
374,600	Dena Co Ltd. (JP)	9,725

INTERNET SOFTWARE & SERVICES—3.2%
175,528	Baidu Inc. ADR (CHN)*[1]	19,310
296,722	MercadoLibre Inc. (AR)*	19,622
839,700	Tencent Holdings Ltd. (CHN)	19,324

		58,256

MACHINERY—1.8%
1,340,600	Komatsu Ltd. (JP)	32,766

MEDIA—2.6%
383,481	Naspers Ltd. (S. AFR)	20,114
568,179	Publicis Groupe SA (FR)	28,304

		48,418

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

METALS & MINING—3.5%
442,561	Teck Resources Ltd. (CAN)	$19,787
715,069	ThyssenKrupp AG (GER)	26,308
912,667	Xstrata plc (UK)	17,682

		63,777

OFFICE ELECTRONICS—2.2%
879,300	Canon Inc. (JP)	40,477

OIL, GAS & CONSUMABLE FUELS—7.1%
8,858,300	CNOOC Ltd. (HK)	18,448
5,454,700	OGX Petroleo e Gas Participacoes SA (BR)*	71,604
2,163,732	Tullow Oil plc (UK)	41,096

		131,148

PHARMACEUTICALS—4.8%
324,744	Novo Nordisk AS (DEN)	34,099
1,042,531	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	54,107

		88,206

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.9%
3,257,500	BR Malls Participacoes SA (BR)*	31,132
7,693,000	CapitaLand Ltd. (SGP)	23,206
3,801,000	Hang Lung Properties Ltd. (HK)	18,572

		72,910

ROAD & RAIL—2.0%
575,225	Canadian National Railway Co. (CAN)	37,263

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
1,479,468	Infineon Technologies Ltd. (GER)*	11,639

SOFTWARE—0.5%
414,626	Autonomy Corporation plc (UK)*	9,708

SPECIALTY RETAIL—3.0%
658,504	Industria de Diseno Textil SA (SP)	54,999

TEXTILES, APPAREL & LUXURY GOODS—4.3%
289,466	Adidas AG (GER)	18,854
315,763	Pandora AS (DEN)	15,322
120,268	Swatch Group AG (SWS)	45,970

		80,146

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—1.2%
3,589,000	Marubeni Corporation (JP)	$22,546

WIRELESS TELECOMMUNICATION SERVICES—3.4%
268,750	Millicom International Cellular SA (LUX)	25,424
2,098,318	MTN Group Ltd. (S. AFR)	37,748

		63,172

TOTAL COMMON STOCKS (Cost $1,486,669)		1,783,837

PREFERRED STOCKS—0.0%
(Cost $195)
AEROSPACE & DEFENSE—0.0%
123,469,888	Rolls-Royce Group plc—C Shares (UK)*	198	[z]

RIGHTS/WARRANTS—0.0%
(Cost $0)
COMMERCIAL BANKS—0.0%
100,219	Standard Chartered plc (UK)*	844

SHORT-TERM INVESTMENTS—5.5%
(Cost $100,615)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$100,615	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $102,633)	100,615

TOTAL INVESTMENTS—102.1% (Cost $1,587,479)		1,885,494

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.1)%		(39,683)

TOTAL NET ASSETS—100.0%		$1,845,811

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$57,862	$—	$57,862
Europe	—	928,011	—	928,011
Latin America	—	176,563	—	176,563
Middle East/Central Asia	54,107	55,564	—	109,671
North America	37,263	27,029	—	64,292
Pacific Basin	19,310	428,128	—	447,438
Preferred Stocks
Europe	—	—	198	198
Rights/Warrants
Europe	—	844	—	844
Short-Term Investments Repurchase Agreements	—	100,615	—	100,615

Total	$110,680	$1,774,616	$198	$1,885,494

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2010.

Valuation Description	Beginning Balance at 11/01/2009 (000s)	Net Purchases/ (Sales) (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Net Transfers In/ (Out) of Level 3 (000s)	Ending Balance as of 10/31/2010[w] (000s)
Preferred Stocks	$—	$195	$—	$—	$3	$—	$198

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) on investments still held as of 10/31/2010 is $3.

z	Fair valued in accordance with Harbor Funds Valuation Procedures.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

Investors’ obsession with macro factors continued to drive equity markets during the fiscal year ended October 31, 2010. For the first six months, investors drove markets higher on improving GDP growth expectations in most developed markets, with the MSCI World (ND) Index advancing 12.74% (all returns cited are in U.S. dollar terms). The exception was the euro zone, where growth expectations were more tempered due to the ongoing Greek debt crisis and concerns over its impact on confidence, government spending, and financial-system stability. After peaking in the third week of April, as many companies continued to announce positive earnings surprises, markets corrected sharply, falling by 10% during May alone and another 4% in June. Optimism faltered as the sovereign debt crisis continued to rock Europe. European authorities were forced to come to the rescue of Greece and support the European banking system, with its weighty peripheral sovereign exposures, with a 950 billion euro package. In the UK, the new coalition government announced a tough budget, rejecting those who called for continued fiscal stimulus to tide the economies over the post-financial-crisis era. Confidence in the U.S. economy’s recovery also faltered on the back of softer data, particularly on employment and consumer confidence. At the same time, activity in China and other emerging economies continued to advance, with only scant evidence of moderation. Cautious optimism returned to developed markets in September and October on the back of better-than-expected earnings and continued, yet modest, GDP growth. Virtually all markets posted solid gains, with the MSCI World (ND) Index up over 17% for the final two months of the fiscal year.

PERFORMANCE

For the year ended October 31, 2010, the Harbor Global Value Fund returned 12.40% (Institutional Class), 12.10% (Administrative Class), and 12.07% (Investor Class), slightly below the MSCI World (ND) Index benchmark, which gained 12.74%. A key driver of performance was stock selection in the Industrials, Consumer Discretionary, and Telecommunications Services sectors, all of which outperformed those of the index. The Industrials and Consumer Discretionary sectors had the added benefit of overweighted positions versus the benchmark. Magna International, the Canadian-based auto parts manufacturer, was the largest positive contributor to performance as it produced successively strong quarterly results and announced plans to improve corporate governance by eliminating its two-class share structure. Both Boeing and European Aeronautic Defense and Space Company (EADS) posted solid gains as the outlook for commercial aircraft improved. Other notable contributors included Tyco Electronics and Philips Electronics.

The Financials sector detracted from performance for both the benchmark and portfolio. Fears surrounding European sovereign debt and economic growth, the uncertain impact of a new regulatory regime in the U.S., and potentially higher capital requirements from the Basel III agreement all weighed on the sector. Our portfolio holdings, concentrated mainly in the U.S. and U.K., avoided most of the European sovereign-debt issues but were negatively impacted by the environment of regulatory uncertainty. Technology holdings

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Exxon Mobil Corporation	4.2%
BAE Systems plc	3.4%
Northrop Grumman Corporation	3.2%
Tyco Electronics Ltd.	3.0%
Travis Perkins plc	2.9%
Volkswagen AG	2.9%
European Aeronautic Defense and Space Co. NV	2.8%
Omnicom Group Inc.	2.7%
Akzo Nobel NV	2.6%
CA Inc.	2.6%

Alcatel Lucent and Nokia were also notable detractors from performance. Currency movements negatively impacted performance during the year.

OUTLOOK AND STRATEGY

We continue to find high-quality business franchises at attractive valuations. As markets weakened, we took advantage of the sell-off by adding holdings where uncertainty had created significant buying opportunities. We added housing-related names to the portfolio, such as Masco and Fortune Brands in the U.S. and Travis Perkins in the U.K., as well as Akzo Nobel, a global leader in paints and coatings, headquartered in the Netherlands. We also added to our aerospace and defense holdings through purchases of BAE Systems, Boeing, and EADS. We financed these purchases by reducing exposure to the Utilities sector as well as by selling a number of Japanese technology holdings that had posted sharp recoveries during the first half of the fiscal year.

Overall, we believe the portfolio’s valuation remains attractive. As of October 31, 2010, the Fund’s average price-to-normal-earnings ratio was 6.9x versus a median price-to-normal-earnings of 11.7x for our global stock universe. As of the end of the fiscal year, the portfolio’s largest sector weights were in the Financials, Industrials, Consumer Discretionary, and Information Technology sectors, with an overweight position to Europe (mainly the UK), a slight underweight to the U.S., and a significant underweight to Japan. We continue to find many high-quality names trading well below what we believe to be their normal earnings potential; many of them are late-stage cyclicals where our research leads us to conclude that they should not require a strong economic tailwind to produce long-term gains. As a result, we believe our portfolio continues to be among the cheapest in our history (as measured by a portfolio company’s stock price relative to our view of the company’s normal earning power), yet contains a wide variety of high-quality businesses with leading global franchises.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%

Total Net Assets (000s)	$54,853

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%

Total Net Assets (000s)	$467

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%

Total Net Assets (000s)	$991

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	11	29

Weighted Average Market Cap (MM)	$56,216	$63,884

Price/Earning Ratio (P/E)	14.3x	17.0x

Price/Book Ratio (P/B)	1.5x	2.3x

Beta vs. MSCI WORLD Index	1.31	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	51%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Global Value Fund
Institutional Class	12.40%	N/A	-6.31%	08/07/2006	$37,935
MSCI World (ND)	12.74%	2.54%	-0.02%	—	$49,958
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Global Value Fund
Administrative Class	12.10%	N/A	-6.54%	08/07/2006	$7,509
Investor Class	12.07%	N/A	-6.69%	08/07/2006	$7,458
MSCI World (ND)	12.74%	2.54%	-0.02%	—	$9,992

As stated in the Fund’s current prospectus, the expense ratios were 1.02% (Net) and 1.21% (Gross) (Institutional Class); 1.27% (Net) and 1.44% (Gross) (Administrative Class); and 1.39% (Net) and 1.58% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 0.6%)

COMMON STOCKS—99.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—12.9%
343,800	BAE Systems plc (UK)	$1,898
11,825	Boeing Company (US)	835
60,725	European Aeronautic Defense and Space Co. NV (FR)*	1,598
82,734	Finmeccanica SpA (IT)	1,156
28,150	Northrop Grumman Corporation (US)	1,779

		7,266

AUTOMOBILES—2.9%
12,474	Volkswagen AG (GER)	1,635

BUILDING PRODUCTS—1.4%
75,150	Masco Corporation (US)	801

CAPITAL MARKETS—5.3%
19,375	Credit Suisse Group AG (SWS)*	802
19,550	State Street Corporation (US)	816
80,040	UBS AG (SWS)*	1,360

		2,978

CHEMICALS—2.6%
24,400	Akzo Nobel NV (NET)	1,449

COMMERCIAL BANKS—8.9%
179,000	Barclays plc (UK)	787
62,649	Credit Agricole SA (FR)	1,027
106,607	HSBC Holdings plc (UK)	1,109
8,455	PNC Financial Services Group Inc. (US)	456
1,148,227	Royal Bank of Scotland Group plc (UK)*	822
27,500	Sumitomo Mitsui Financial Group Inc. (JP)	821

		5,022

COMPUTERS & PERIPHERALS—2.4%
32,450	Hewlett-Packard Co. (US)	1,365

DIVERSIFIED FINANCIAL SERVICES—5.5%
90,400	Bank of America Corporation (US)	1,034
281,323	Citigroup Inc. (US)*	1,173
85,514	ING Groep NV (NET)*	915

		3,122

ELECTRONIC EQUIPMENT & INSTRUMENTS—4.0%
71,522	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	547
54,575	Tyco Electronics Ltd. (US)	1,729

		2,276

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—1.5%
26,075	Kraft Foods Inc. (US)	$842

HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
17,275	Zimmer Holdings Inc. (US)*	820

HEALTH CARE PROVIDERS & SERVICES—2.1%
39,125	Aetna Inc. (US)	1,168

HOUSEHOLD DURABLES—1.6%
16,375	Fortune Brands Inc. (US)	885

INDUSTRIAL CONGLOMERATES—1.9%
34,500	Koninklijke Philips Electronics NV (NET)	1,052

INSURANCE—9.7%
13,775	ACE Ltd. (US)	819
133,824	Aegon NV (NET)*	848
38,750	Allstate Corporation (US)	1,181
120,875	Aviva plc (UK)	771
41,100	MS&AD Insurance Group Holdings Inc. (JP)	985
14,125	Renaissance Holdings Ltd. (BM)	851

		5,455

IT SERVICES—1.6%
17,200	Cap Gemini SA (FR)	878

MEDIA—8.9%
583,050	Aegis Group plc (UK)	1,175
21,600	LaGardere SCA (FR)	923
34,275	Omnicom Group Inc. (US)	1,507
48,674	Vivendi SA (FR)	1,391

		4,996

MULTI-UTILITIES—1.4%
14,925	Sempra Energy (US)	798

MULTILINE RETAIL—2.0%
35,475	J.C. Penney Company Inc. (US)	1,106

OIL, GAS & CONSUMABLE FUELS—8.6%
167,025	BP plc (UK)*	1,135
35,400	Exxon Mobil Corporation (US)	2,353
61,800	Gazprom OAO ADR (RUS)[2]	1,355

		4,843

PERSONAL PRODUCTS—1.8%
33,313	Avon Products Inc. (US)	1,014

PHARMACEUTICALS—1.5%
13,225	Johnson & Johnson (US)	842

SOFTWARE—3.4%
62,900	CA Inc. (US)	1,460
18,175	Microsoft Corporation (US)	484

		1,944

TRADING COMPANIES & DISTRIBUTORS—4.0%
54,600	Bunzl plc (UK)	647
122,450	Travis Perkins plc (UK)*	1,623

		2,270

WIRELESS TELECOMMUNICATION SERVICES—2.1%
427,600	Vodafone Group plc (UK)	1,169

TOTAL COMMON STOCKS (Cost $52,450)		55,996

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—0.4%
Principal Amount (000s)		Value (000s)

(Cost $203)
REPURCHASE AGREEMENTS
$203	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $211)	$203

TOTAL INVESTMENTS—99.8% (Cost $52,653)		56,199

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		112

TOTAL NET ASSETS—100.0%		$56,311

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,206	$26,170	$—	$28,376
North America	25,267	—	—	25,267
Pacific Basin	547	1,806	—	2,353
Short-Term Investments
Repurchase Agreements	—	203	—	203

Total	$28,020	$28,179	$—	$56,199

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Corydon J. Gilchrist

Since 2009

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Corydon J. Gilchrist

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equities, as measured by the MSCI All Country World Index, posted double-digit gains for the year ended October 31, 2010. The index had a return of 14.11% (all returns cited are in U.S. dollar terms). Much of the return was achieved in the first half of the fiscal year as gains were muted in the second half.

Emerging markets achieved stronger equity returns than many of their developed-market counterparts. Several countries (e.g., China, India, and Australia) took steps to temper inflationary pressures by reining in strong economic growth. Other countries, however, particularly in the European Union, grappled with massive government deficits and deteriorating growth prospects. U.S. equities struggled in the latter half of the fiscal year as the ever-shifting sands of the economic outlook suggested that a U.S. slowdown was potentially underway, employment and housing data remained disappointing, consumer and business confidence ebbed, and concerns about policy-making in Washington rattled investors. In the latter weeks of the fiscal year, however, various U.S. economic data points either improved or stabilized to some extent and the Federal Reserve signaled it was open to the possibility of implementing an additional phase of quantitative easing.

All 10 economic sectors of the MSCI All Country World Index registered solid returns. Consumer Discretionary, Materials, and Industrials were the best-performing sectors, with gains of more than 20%. Financials and Energy were the weakest-performing areas, with returns of 5%. Other sectors posted returns ranging from 10% to 19%.

PERFORMANCE

The Harbor Global Growth Fund outpaced its benchmark index for the fiscal year. The Fund posted returns of 25.30% (Institutional Class), 24.96% (Administrative Class), and 24.82% (Investor Class), compared with the 14.11% total return of the MSCI All Country World Index.

The leading contributors to the Fund’s outperformance were stock selection and an emphasis on the Consumer Discretionary sector. In aggregate, the Fund’s Consumer Discretionary positions soared 43%. Apparel and retailing positions performed well, including Swiss luxury goods provider Compagnie Financiere Richemont SA, Spain-based fashion clothing manufacturer Industria de Diseno Textil SA, Canada-headquartered athletic apparel company Lululemon Athletica, Amazon.com, and Brazilian department store company Lojas Renner (prior to being sold from the Fund). Casino operator Wynn Macau and restaurant operator Chipotle Mexican Grill were other leading holdings in the sector.

Stock selection in Financials was also a material contributor to Fund returns. Many of the portfolio’s Financials positions that were economically tied to emerging markets performed well. Real estate holdings BR Malls Participacoes, a Brazilian shopping mall management company, and Hong Kong-headquartered property management company Hang Lung Properties generated strong returns. The share price of Chinese company Ping An Insurance Group rose following its initial public offering. Other strong-performing positions included India’s largest bank, ICICI Bank, and Brazil-based bank Itau Unibanco (prior to being sold from the Fund).

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Industria de Diseno Textil SA	4.6%
Julius Baer Group Ltd.	4.3%
Wells Fargo & Company	3.7%
Apple Inc.	3.6%
Compagnie Financiere Richemont SA	3.6%
BR Malls Participacoes SA	3.4%
Intuitive Surgical Inc.	3.4%
Monsanto Company	3.1%
OGX Petroleo e Gas Participacoes SA	3.1%
Li & Fung Ltd.	3.0%

Shares of a number of Information Technology positions posted sizable gains. China-headquartered Internet search services company Baidu, Apple, restaurant reservations software company OpenTable, and technology services provider HiSoft Technology International were leading holdings.

A below-benchmark exposure to Energy names benefited the Fund, as Energy was among the weakest-performing areas of the index. OGX Petroleo e Gas Participacoes, a Brazil-based oil and natural gas company, posted a strong stock price gain and was a material positive contributor to Fund performance.

Among the Fund’s areas of weakness was its positioning in the Industrials sector. The portfolio’s relatively modest exposure to the sector represented an opportunity cost, as Industrials fared better than many other areas of the index. In addition, stock selection within the sector was disappointing. In Health Care, surgical equipment company Intuitive Surgical lagged the performance of the benchmark index and biotechnology position Gilead Sciences posted a negative return prior to being eliminated from the portfolio.

While stock selection in Financials was generally strong, several holdings posted negative returns. Financial-reform initiatives in the U.S. and Europe were headwinds for many Financials names, and the Fund lightened its exposure to such companies. During the fiscal year, the Fund sold its positions in JPMorgan Chase, Goldman Sachs, United Kingdom-based HSBC Holdings, and Spain-headquartered Banco Bilbao Vizcaya Argentaria.

For the 2010 fiscal year, the Fund was negatively impacted by having little exposure to companies whose securities are tied to the stronger Japanese yen, Australian dollar, and Canadian dollar. A portion of the negative impact was offset by the portfolio’s larger-than-index position in securities denominated in the strong-performing Swiss franc and an underweighted exposure to the generally weaker euro.

OUTLOOK AND STRATEGY

During the fiscal year, the Fund’s primary sector overweight relative to the benchmark was the Consumer Discretionary sector. The portfolio was also modestly overweight in Financials and Information Technology names. The most significant underweights relative to the index were in the Utilities sector, where it had no exposure, as well as in Energy, Consumer Staples, Health Care, Industrials, and Telecommunication Services.

In terms of country allocations, the biggest overweights in the portfolio were in Switzerland, Brazil, and Hong Kong. Compared with the index, the Fund had significantly underweighted positions in Japan, the United Kingdom, France, Canada, and Australia. As of October 31, 2010, the Fund held several positions based in emerging markets, including Brazil, China, India, and Argentina. As mentioned in previous shareholder reports, country-level weightings generally should be considered primarily a by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%

Total Net Assets (000s)	$9,578

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%

Total Net Assets (000s)	$292

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%

Total Net Assets (000s)	$592

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	14	48

Weighted Average Market Cap (MM)	$44,392	$63,225

Price/Earning Ratio (P/E)	28.7x	17.1x

Price/Book Ratio (P/B)	3.9x	2.3x

Beta vs. MSCI AC World Index	1.11	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	118%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Global Growth Fund
Institutional Class	25.30%	N/A	49.39%	03/01/2009	$97,794
MSCI AC World	14.11%	3.69%	39.87%	—	$87,601

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Global Growth Fund
Administrative Class	24.96%	N/A	49.04%	03/01/2009	$19,481
Investor Class	24.82%	N/A	48.82%	03/01/2009	$19,434
MSCI AC World	14.11%	3.69%	39.87%	—	$17,520

As stated in the Fund’s current prospectus, the expense ratio were 1.02% (Net) and 5.48% (Gross) (Institutional Class); 1.27% (Net) and 5.89% (Gross) (Administrative Class); and 1.39% (Net) and 5.93% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 6.9%)

COMMON STOCKS—93.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.5%
1,917	Precision Castparts Corp. (US)	$262

AUTOMOBILES—1.2%
1,816	Bayerische Motoren Werke AG (GER)	130

BEVERAGES—0.9%
1,557	Anheuser-Busch InBev NV (BEL)	98

CAPITAL MARKETS—7.0%
10,554	Julius Baer Group Ltd. (SWS)*	445
6,869	State Street Corporation (US)	287

		732

CHEMICALS—5.3%
5,393	Monsanto Company (US)	321
1,772	Novozymes AS (DEN)	236

		557

COMMERCIAL BANKS—8.8%
5,053	First Midwest Bancorp Inc. (US)	54
4,065	ICICI Bank Ltd. ADR (IND)[1]	214
3,781	PNC Financial Services Group Inc. (US)	204
2,300	Standard Chartered plc (UK)	67
14,626	Wells Fargo & Company (US)	381

		920

COMMERCIAL SERVICES & SUPPLIES—0.6%
3,062	Ritchie Bros Auctioneers Inc. (CAN)	65

COMPUTERS & PERIPHERALS—3.6%
1,267	Apple Inc. (US)*	381

DISTRIBUTORS—3.0%
60,000	Li & Fung Ltd. (HK)	317

DIVERSIFIED CONSUMER SERVICES—1.0%
5,300	Anhanguera Educacional Participacoes SA (BR)*	105

DIVERSIFIED FINANCIAL SERVICES—1.5%
543	CME Group Inc. (US)	157

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT—2.0%
8,949	Sensata Technologies Holding NV (NET)*	$207

FOOD PRODUCTS—2.2%
4,114	Nestle SA (SWS)	225

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
1,338	Intuitive Surgical Inc. (US)*	352

HOTELS, RESTAURANTS & LEISURE—6.7%
2,959	Betfair Group plc (UK)*	68
243	Chipotle Mexican Grill Inc. (US)*	51
5,499	Starwood Hotels & Resorts Worldwide Inc. (US)	298
126,717	Wynn Macau Ltd. (HK)*	280

		697

HOUSEHOLD DURABLES—1.1%
9,200	PDG Realty SA Empreendimentos e Participacoes (BR)	115

INSURANCE—2.2%
21,000	Ping An Insurance Group Company of China Ltd. (CHN)	226

INTERNET & CATALOG RETAIL—3.2%
1,838	Amazon.com Inc. (US)*	304
887	MakeMyTrip Ltd. (IND)*	32

		336

INTERNET SOFTWARE & SERVICES—3.1%
600	Baidu Inc. ADR (CHN)*[1]	66
3,000	MercadoLibre Inc. (AR)*	198
1,034	Opentable Inc. (US)*	64

		328

IT SERVICES—0.7%
2,586	HiSoft Technology International Ltd. ADR (CHN)*[1]	69

MARINE—2.2%
1,822	Kuehne & Nagel International AG (SWS)	225

MEDIA—1.9%
5,584	Walt Disney Company (US)	202

METALS & MINING—2.7%
8,100	BHP Billiton plc (UK)	287

OIL, GAS & CONSUMABLE FUELS—4.4%
1,672	Amyris Inc. (US)	29
1,703	Anadarko Petroleum Corporation (US)	105
25,000	OGX Petroleo e Gas Participacoes SA (BR)*	328

		462

REAL ESTATE MANAGEMENT & DEVELOPMENT—5.4%
37,400	BR Malls Participacoes SA (BR)*	357
33,000	Hang Lung Properties Ltd. (HK)	161
7,500	IFM Investment Ltd. ADR (CHN)*[1]	41

		559

SOFTWARE—5.5%
3,028	ANSYS Inc. (US)*	137
1,500	AutoNavi Holdings Ltd. ADR (CHN)*[1]	31
1,265	Informatica Corp. (US)*	52
8,673	Nuance Communications Inc. (US)*	136
1,895	Salesforce.com Inc. (US)*	220

		576

SPECIALTY RETAIL—5.2%
5,795	Industria de Diseno Textil SA (SP)	484
2,442	RUE21 Inc. (US)*	65

		549

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—4.1%
7,597	Compagnie Financiere Richemont SA (SWS)	$379
1,058	Lululemon Athletica Inc. (CAN)*	47

		426

WIRELESS TELECOMMUNICATION SERVICES—1.7%
4,208	Crown Castle International Corp. (US)*	181

TOTAL COMMON STOCKS (Cost $7,717)		9,746

RIGHTS/WARRANTS—0.0%
(Cost $0)
COMMERCIAL BANKS—0.0%
287	Standard Chartered plc (UK)*	3

SHORT-TERM INVESTMENTS—7.4%
Principal Amount (000s)		Value (000s)

(Cost $770)
REPURCHASE AGREEMENTS
$770	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $787)	$770

TOTAL INVESTMENTS—100.5%
(Cost $8,487)		10,519

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(57)

TOTAL NET ASSETS—100.0%		$10,462

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$207	$2,644	$—	$2,851
Latin America	198	905	—	1,103
Middle East/Central Asia	32	214	—	246
North America	4,355	—	—	4,355
Pacific Basin	207	984	—	1,191
Rights/Warrants
Europe	—	3	—	3
Short-Term Investments
Repurchase Agreements	—	770	—	770

Total	$4,999	$5,520	$—	$10,519

There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2010

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$21,445,882	$1,587,479	$52,653	$8,487
Investments, at value	$31,250,632	$1,784,879	$55,996	$9,749
Repurchase agreements	—	100,615	203	770
Cash	—	—	—	1
Foreign currency, at value (cost: $4,902; $4,374; $0; $25)	4,920	4,413	—	25
Receivables for:
Investments sold	39,795	8,563	—	35
Foreign currency spot contracts	620	93	—	—
Capital shares sold	34,651	1,436	3	3
Dividends	9,812	2,409	143	4
Interest	38	—	—	—
Withholding tax receivable	30,434	2,711	5	7
Other assets	—	—	23	32
Prepaid registration fees	2	—	2	—
Total Assets	31,370,904	1,905,119	56,375	10,626
LIABILITIES
Payables for:
Due to custodian	3	—	—	—
Investments purchased	51,342	56,312	—	144
Foreign currency spot contracts	12	76	—	—
Capital shares reacquired	57,305	1,179	3	7
Accrued expenses:
Management fees	18,066	1,169	41	7
12b-1 fees	1,143	15	—	—
Trustees’ fees and expenses	461	25	1	—
Transfer agent fees	1,616	81	2	—
Other	4,120	451	17	6
Total Liabilities	134,068	59,308	64	164
NET ASSETS	$31,236,836	$1,845,811	$56,311	$10,462
Net Assets Consist of:
Paid-in capital	$25,320,049	$1,904,583	$98,130	$7,349
Undistributed/(accumulated) net investment income/(loss)	310,903	11,971	529	(32)
Accumulated net realized gain/(loss)	(4,202,380)	(369,089)	(45,896)	1,113
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,808,264	298,346	3,548	2,032
	$31,236,836	$1,845,811	$56,311	$10,462
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$25,798,545	$1,774,192	$54,853	$9,578
Shares of beneficial interest[2]	436,283	148,056	8,142	530
Net asset value per share[1]	$59.13	$11.98	$6.74	$18.07
Administrative Class
Net assets	$1,852,148	$1,684	$467	$292
Shares of beneficial interest[2]	31,571	141	69	16
Net asset value per share[1]	$58.67	$11.94	$6.75	$18.03
Investor Class
Net assets	$3,586,143	$69,935	$991	$592
Shares of beneficial interest[2]	61,365	5,858	147	33
Net asset value per share[1]	$58.44	$11.94	$6.73	$17.99

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2010

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$711,436	$31,741	$1,177	$84
Interest	1,917	9	—	—
Foreign taxes withheld	(69,244)	(3,528)	(64)	(6)
Total Investment Income	644,109	28,222	1,113	78
Operating Expenses
Management fees	189,740	11,501	464	71
12b-1 fees:
Administrative Class	3,891	4	1	1
Investor Class	8,339	157	2	1
Shareholder communications	3,389	301	2	1
Custodian fees	6,915	537	73	60
Transfer agent fees:
Institutional Class	18,673	1,219	44	6
Administrative Class	1,294	1	—	—
Investor Class	6,776	128	2	1
Professional fees	561	33	1	—
Trustees’ fees and expenses	444	25	1	—
Registration fees	616	122	50	46
Miscellaneous	370	26	8	6
Total expenses	241,008	14,054	648	193
Management fees waived	(669)	—	—	—
Transfer agent fees waived	(7,242)	(405)	(14)	(2)
Other expenses reimbursed	—	—	(84)	(106)
Custodial expense reductions	(5)	(1)	—	—
Net expenses	233,092	13,648	550	85
Net Investment Income/(Loss)	411,017	14,574	563	(7)
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(465,330)	117,955	(5,283)	1,128
Foreign currency transactions	(18,978)	(896)	(29)	(3)
Change in net unrealized appreciation/(depreciation) of:
Investments	4,199,570	104,112	10,867	779
Translations of assets and liabilities in foreign currencies	2,088	161	2	—
Net gain/(loss) on investment transactions	3,717,350	221,332	5,557	1,904
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,128,367	$235,906	$6,120	$1,897

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$411,017	$345,451	$14,574	$12,485
Net realized gain/(loss) on investments	(484,308)	(3,523,918)	117,059	(215,336)
Net unrealized appreciation/(depreciation) of investments	4,201,658	8,174,072	104,273	523,202
Net increase/(decrease) in assets resulting from operations	4,128,367	4,995,605	235,906	320,351
Distributions to Shareholders
Net investment income:
Institutional Class	(278,525)	(295,462)	(12,657)	(11,000)
Administrative Class	(16,513)	(9,103)	(12)	(11)
Investor Class	(31,946)	(29,577)	(452)	(183)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(326,984)	(334,142)	(13,121)	(11,194)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,947,479	1,398,455	345,100	118,759
Net increase/(decrease) in net assets	6,748,862	6,059,918	567,885	427,916
Net Assets
Beginning of period	24,487,974	18,428,056	1,277,926	850,010
End of period*	$31,236,836	$24,487,974	$1,845,811	$1,277,926
* Includes undistributed/(accumulated) net investment income/(loss) of:	$310,903	$245,848	$11,971	$10,628

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	March 1, 2009[a] through October 31, 2009

$563	$410	$(7)	$14
(5,312)	(29,916)	1,125	524
10,869	40,981	779	1,253
6,120	11,475	1,897	1,791

(492)	(2,915)	(35)	—
(3)	(40)	(1)	—
(5)	(50)	(1)	—

—	—	(476)	—
—	—	(18)	—
—	—	(35)	—
(500)	(3,005)	(566)	—
(4,690)	(950)	2,285	5,055
930	7,520	3,616	6,846

55,381	47,861	6,846	—
$56,311	$55,381	$10,462	$6,846
$529	$495	$(32)	$13

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$6,448,405	$5,315,876	$679,488	$640,620
Net proceeds from redemption fees	1,342	2,182	35	134
Reinvested distributions	228,958	232,391	11,217	10,336
Cost of shares reacquired	(4,200,279)	(5,137,852)	(347,988)	(545,560)
Net increase/(decrease) in net assets	$2,478,426	$412,597	$342,752	$105,530
Administrative Class
Net proceeds from sale of shares	$1,170,848	$842,077	$408	$931
Net proceeds from redemption fees	93	102	—	—
Reinvested distributions	16,227	8,804	9	8
Cost of shares reacquired	(965,197)	(212,660)	(660)	(734)
Net increase/(decrease) in net assets	$221,971	$638,323	$(243)	$205
Investor Class
Net proceeds from sale of shares	$1,612,886	$1,192,630	$43,192	$32,787
Net proceeds from redemption fees	198	299	2	5
Reinvested distributions	28,020	21,977	440	176
Cost of shares reacquired	(1,394,022)	(867,371)	(41,043)	(19,944)
Net increase/(decrease) in net assets	$247,082	$347,535	$2,591	$13,024
SHARES
Institutional Class:
Shares sold	120,587	128,323	63,798	75,547
Shares issued due to reinvestment of distributions	4,281	5,951	1,038	1,312
Shares reacquired	(78,430)	(132,801)	(32,297)	(60,527)
Net increase/(decrease) in shares outstanding	46,438	1,473	32,539	16,332
Beginning of period	389,845	388,372	115,517	99,185
End of period	436,283	389,845	148,056	115,517
Administrative Class
Shares sold	21,970	19,143	38	105
Shares issued due to reinvestment of distributions	305	226	1	1
Shares reacquired	(18,118)	(5,225)	(60)	(81)
Net increase/(decrease) in shares outstanding	4,157	14,144	(21)	25
Beginning of period	27,414	13,270	162	137
End of period	31,571	27,414	141	162
Investor Class
Shares sold	30,377	28,829	3,991	3,726
Shares issued due to reinvestment distributions	528	567	41	22
Shares reacquired	(26,535)	(21,515)	(3,739)	(2,390)
Net increase/(decrease) in shares outstanding	4,370	7,881	293	1,358
Beginning of period	56,995	49,114	5,565	4,207
End of period	61,365	56,995	5,858	5,565

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	March 1, 2009[a] through October 31, 2009

$987	$12,844	$2,058	$4,577
—	2	1	—
488	2,657	511	—
(6,075)	(16,556)	(361)	(38)
$(4,600)	$(1,053)	$2,209	$4,539

$6	$315	$—	$155
—	—	—	—
3	38	19	—
(42)	(400)	(7)	—
$(33)	$(47)	$12	$155

$115	$420	$204	$386
—	—	—	—
5	47	36	—
(177)	(317)	(176)	(25)
$(57)	$150	$64	$361

154	2,615	126	396
79	607	34	—
(1,019)	(3,354)	(23)	(3)
(786)	(132)	137	393
8,928	9,060	393	—
8,142	8,928	530	393

1	67	—	15
1	9	1	—
(8)	(106)	—	—
(6)	(30)	1	15
75	105	15	—
69	75	16	15

18	89	12	32
1	10	2	—
(28)	(81)	(11)	(2)
(9)	18	3	30
156	138	30	—
147	156	33	30

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31	2010		2009		2008	2007		2006
Net asset value beginning of period	$51.72		$40.94		$79.46	$60.14		$47.50
Income from Investment Operations
Net investment income/(loss)	0.81	[a]	0.79	[a]	1.65 [a]	1.22	[a]	0.86	[a]
Net realized and unrealized gains/(losses) on investments	7.30		10.76		(36.09)	21.44		14.03
Total from investment operations	8.11		11.55		(34.44)	22.66		14.89
Less Distributions
Dividends from net investment income	(0.70)		(0.78)		(1.06)	(1.46)		(1.03)
Distributions from net realized capital gains[1]	—		—		(3.02)	(1.88)		(1.22)
Total distributions	(0.70)		(0.78)		(4.08)	(3.34)		(2.25)
Proceeds from redemption fees	—	[f]	0.01		— [f]	—	[f]	—	[f]
Net asset value end of period	59.13		51.72		40.94	79.46		60.14
Net assets end of period (000s)	$25,798,545		$20,163,806		$15,901,353	$25,126,599		$15,767,303
Ratios and Supplemental Data (%)
Total return	15.83%[b]		28.85%[b]		(45.43)%[b]	39.37%[b]		32.46%[b]
Ratio of total expenses to average net assets[2]	0.82		0.85		0.79	0.82		0.85
Ratio of net expenses to average net assets	0.79	[a]	0.83	[a]	0.79 [a]	0.81	[a]	0.85	[a]
Ratio of net investment income to average net assets	1.56	[a]	1.88	[a]	2.39 [a]	1.63	[a]	1.60	[a]
Portfolio turnover	14		22		17	13		12

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31	2010		2009		2008	2007		2006
Net asset value beginning of period	$10.54		$8.21		$17.50	$12.62		$9.76
Income from Investment Operations
Net investment income/(loss)	0.09	[a]	0.09	[a]	0.14 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	1.45		2.33		(9.24)	4.74		2.86
Total from investment operations	1.54		2.42		(9.10)	4.92		2.89
Less Distributions
Dividends from net investment income	(0.10)		(0.09)		(0.19)	(0.04)		(0.03)
Distributions from net realized capital gains[1]	—		—		—	—		—
Total distributions	(0.10)		(0.09)		(0.19)	(0.04)		(0.03)
Proceeds from redemption fees	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	11.98		10.54		8.21	17.50		12.62
Net assets end of period (000s)	$1,774,192		$1,217,725		$814,515	$958,090		$520,470
Ratios and Supplemental Data (%)
Total return	14.76%[b]		29.90%[b]		(52.51)%[b]	39.05%[b]		29.71%[b]
Ratio of total expenses to average net assets[2]	0.90		0.92		0.90	0.89		0.98
Ratio of net expenses to average net assets	0.87	[a]	0.91	[a]	0.89 [a]	0.88	[a]	0.98	[a]
Ratio of net investment income to average net assets	0.97	[a]	1.15	[a]	1.39 [a]	1.38	[a]	0.79	[a]
Portfolio turnover	123		125		118	113		100

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class									Investor Class
2010		2009		2008	2007		2006		2010		2009		2008	2007		2006
$51.36		$40.66		$78.99	$59.85		$47.31		$51.16		$40.46		$78.63	$59.60		$47.13

0.70	[a]	0.47	[a]	1.52 [a]	1.24	[a]	0.79	[a]	0.66	[a]	0.59	[a]	1.47 [a]	1.23	[a]	0.83	[a]
7.23		10.89		(35.90)	21.13		13.92		7.17		10.69		(35.77)	20.97		13.74
7.93		11.36		(34.38)	22.37		14.71		7.83		11.28		(34.30)	22.20		14.57

(0.62)		(0.67)		(0.93)	(1.35)		(0.95)		(0.55)		(0.59)		(0.85)	(1.29)		(0.88)
—		—		(3.02)	(1.88)		(1.22)		—		—		(3.02)	(1.88)		(1.22)
(0.62)		(0.67)		(3.95)	(3.23)		(2.17)		(0.55)		(0.59)		(3.87)	(3.17)		(2.10)
—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]
58.67		51.36		40.66	78.99		59.85		58.44		51.16		40.46	78.63		59.60
$1,852,148		$1,408,061		$539,533	$392,772		$169,594		$3,586,143		$2,916,107		$1,987,170	$2,455,093		$879,695

15.56%[b]		28.51%[b]		(45.56)%[b]	39.00%[b]		32.16%[b]		15.41%[b]		28.36%[b]		(45.63)%[b]	38.84%[b]		31.94%[b]
1.07		1.10		1.05	1.07		1.10		1.19		1.22		1.17	1.20		1.24
1.04	[a]	1.09	[a]	1.04 [a]	1.06	[a]	1.10	[a]	1.16	[a]	1.20	[a]	1.16 [a]	1.19	[a]	1.24	[a]
1.30	[a]	1.42	[a]	2.31 [a]	1.40	[a]	1.35	[a]	1.23	[a]	1.53	[a]	2.10 [a]	1.25	[a]	1.23	[a]
14		22		17	13		12		14		22		17	13		12

Administrative Class									Investor Class
2010		2009		2008	2007		2006		2010		2009		2008	2007		2006
$10.50		$8.18		$17.46	$12.60		$9.75		$10.51		$8.17		$17.43	$12.58		$9.74

0.09	[a]	0.08	[a]	0.10 [a]	0.14	[a]	0.08	[a]	0.06	[a]	0.05	[a]	0.13 [a]	0.11	[a]	0.04	[a]
1.43		2.32		(9.21)	4.73		2.78		1.45		2.34		(9.24)	4.74		2.81
1.52		2.40		(9.11)	4.87		2.86		1.51		2.39		(9.11)	4.85		2.85

(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.08)		(0.05)		(0.15)	—		(0.01)
—		—		—	—		—		—		—		—	—		—
(0.08)		(0.08)		(0.17)	(0.01)		(0.01)		(0.08)		(0.05)		(0.15)	—		(0.01)
—		—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
11.94		10.50		8.18	17.46		12.60		11.94		10.51		8.17	17.43		12.58
$1,684		$1,702		$1,122	$257		$128		$69,935		$58,499		$34,373	$47,690		$23,726

14.56%[b]		29.59%[b]		(52.65)%[b]	38.69%[b]		29.40%[b]		14.40%[b]		29.38%[b]		(52.67)%[b]	38.55%[b]		29.29%[b]
1.15		1.17		1.14	1.14		1.23		1.27		1.29		1.27	1.26		1.37
1.13	[a]	1.16	[a]	1.14 [a]	1.12	[a]	1.23	[a]	1.25	[a]	1.27	[a]	1.26 [a]	1.25	[a]	1.37	[a]
0.72	[a]	0.91	[a]	1.02 [a]	1.19	[a]	0.67	[a]	0.59	[a]	0.75	[a]	1.10 [a]	1.03	[a]	0.56	[a]
123		125		118	113		100		123		125		118	113		100

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2010		2009		2008	2007		2006[e]
Net asset value beginning of period	$6.05		$5.15		$11.08	$10.83		$10.00
Income from Investment Operations
Net investment income/(loss)	0.07	[a]	0.12	[a]	0.22 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	0.68		1.18		(5.99)	0.13		0.80
Total from investment operations	0.75		1.30		(5.77)	0.31		0.83
Less Distributions
Dividends from net investment income	(0.06)		(0.40)		(0.14)	(0.04)		—
Distributions from net realized capital gains[1]	—		—		(0.02)	(0.02)		—
Total distributions	(0.06)		(0.40)		(0.16)	(0.06)		—
Proceeds from redemption fees	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	6.74		6.05		5.15	11.08		10.83
Net assets end of period (000s)	$54,853		$53,982		$46,616	$109,071		$13,011
Ratios and Supplemental Data (%)
Total return	12.40%[b]		28.24%[b]		(52.76)%[b]	2.89	% [b]	8.30%[b,d]
Ratio of total expenses to average net assets[2]	1.18		1.21		1.08	1.05		3.41	[c]
Ratio of net expenses to average net assets	1.00	[a]	1.00	[a]	1.00 [a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets	1.04	[a]	0.94	[a]	2.45 [a]	1.71	[a]	1.53	[a,c]
Portfolio turnover	51		72		33	38		5	[d]

HARBOR GLOBAL GROWTH FUND
	Institutional Class			Administrative Class			Investor Class
Year Ended October 31	2010	2009[g]		2010	2009[g]		2010	2009[g]
Net asset value beginning of period	$15.61	$10.00		$15.59	$10.00		$15.57	$10.00
Income from Investment Operations
Net investment income/(loss)	0.01 [a]	0.03	[a]	(0.05)[a]	0.03	[a]	(0.06)[a]	—	[a]
Net realized and unrealized gains/(losses) on investments	3.71	5.58		3.72	5.56		3.70	5.57
Total from investment operations	3.72	5.61		3.67	5.59		3.64	5.57
Less Distributions
Dividends from net investment income	(0.09)	—		(0.06)	—		(0.05)	—
Distributions from net realized capital gains[1]	(1.17)	—		(1.17)	—		(1.17)	—
Total distributions	(1.26)	—		(1.23)	—		(1.22)	—
Proceeds from redemption fees	— [f]	—		—	—		—	—
Net asset value end of period	18.07	15.61		18.03	15.59		17.99	15.57
Net assets end of period (000s)	$9,578	$6,142		$292	$240		$592	$464
Ratios and Supplemental Data (%)
Total return	25.30%[b]	56.10%[b,d]		24.96%[b]	55.90%[b,d]		24.82%[b]	55.70%[b,d]
Ratio of total expenses to average net assets[2]	2.28	5.48	[c]	2.54	5.89	[c]	2.66	5.93	[c]
Ratio of net expenses to average net assets	1.00 [a]	1.00	[a,c]	1.25 [a]	1.25	[a,c]	1.37 [a]	1.37	[a,c]
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.06)[a]	0.48	[a,c]	(0.31)[a]	0.29	[a,c]	(0.39)[a]	0.04	[a,c]
Portfolio turnover	118	81	[d]	118	81	[d]	118	81	[d]

See page 39 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class									Investor Class
2010		2009		2008	2007		2006[e]		2010		2009		2008	2007		2006[e]
$6.06		$5.14		$11.05	$10.83		$10.00		$6.04		$5.13		$11.04	$10.82		$10.00

0.06	[a]	0.05	[a]	0.24 [a]	0.18	[a]	0.06	[a]	0.05	[a]	0.03	[a]	0.23 [a]	0.18	[a]	0.04	[a]
0.67		1.25		(6.03)	0.09		0.77		0.68		1.25		(6.02)	0.09		0.78
0.73		1.30		(5.79)	0.27		0.83		0.73		1.28		(5.79)	0.27		0.82

(0.04)		(0.38)		(0.10)	(0.03)		—		(0.04)		(0.37)		(0.10)	(0.03)		—
—		—		(0.02)	(0.02)		—		—		—		(0.02)	(0.02)		—
(0.04)		(0.38)		(0.12)	(0.05)		—		(0.04)		(0.37)		(0.12)	(0.05)		—
—		—	[f]	— [f]	—	[f]	—	[f]	—		—	[f]	— [f]	—	[f]	—	[f]
6.75		6.06		5.14	11.05		10.83		6.73		6.04		5.13	11.04		10.82
$467		$452		$537	$1,553		$1,118		$991		$947		$708	$2,108		$1,764

12.10%[b]		28.04%[b]		(52.90)%[b]	2.56%[b]		8.30%[b,d]		12.07%[b]		27.57%[b]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.43		1.44		1.33	1.36		3.66	[c]	1.55		1.58		1.45	1.48		3.79	[c]
1.25	[a]	1.25	[a]	1.25 [a]	1.25	[a]	1.25	[a,c]	1.37	[a]	1.37	[a]	1.37 [a]	1.38	[a]	1.38	[a,c]
0.81	[a]	0.62	[a]	2.28 [a]	1.34	[a]	1.81	[a,c]	0.70	[a]	0.52	[a]	2.11 [a]	1.24	[a]	1.48	[a,c]
51		72		33	38		5	[d]	51		72		33	38		5	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period August 7, 2006 (inception) through October 31, 2006.

f	Less than $0.01.

g	For the period March 1, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2010

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

See the Portfolio of Investments for each Fund for outstanding options as of October 31, 2010, if any.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The Funds have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign currency spot contracts.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any,

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2010 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$6,484,993	$3,584,720
Harbor International Growth Fund	2,152,298	1,787,303
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$27,474	$32,535
Harbor Global Growth Fund	11,025	9,143

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

each Fund were in effect during the year ended October 31, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Voluntary Waiver	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.02%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		—	0.85%
Harbor Global Growth Fund	0.85		—	0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	For periods where assets exceeded $24 billion, a 0.02% voluntary waiver was applied on those assets that were in excess of $24 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 1.02%, 1.27%, and 1.39% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2011.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and decreased from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	10,649
Harbor International Growth Fund	21,922
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	160,413
Harbor Global Growth Fund	330,847

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International and Global Funds totaled $419 for the year ended October 31, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all International and Global Funds totaled $18 for the year ended October 31, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2010 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$1,633
Harbor International Growth Fund	37
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—
Harbor Global Growth Fund	1

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2010 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$(18,978)	$24,697	$(5,719)
Harbor International Growth Fund	(110)	133,119	(133,009)
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$(29)	$29	$—
Harbor Global Growth Fund	(1)	(8)	9

The tax composition of distributions is as follows:

	As of October 31, 2009			As of October 31, 2010
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$334,142	$—	$334,142	$326,984	$—	$326,984
Harbor International Growth Fund	11,194	—	11,194	13,121	—	13,121
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$3,005	$—	$3,005	$500	$—	$500
Harbor Global Growth Fund	—	—	—	566	—	566

As of October 31, 2010, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$448,150	$—	$9,481,550
Harbor International Growth Fund	34,563	—	247,978
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$537	$—	$(1,179)
Harbor Global Growth Fund	486	746	1,880

At October 31, 2010, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2016	2017	2018	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$192,848	$3,357,702	$461,740	$4,012,290
Harbor International Growth Fund	168,306	172,909	—	341,215
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$10,473	$27,254	$3,444	$41,171

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2010 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$21,772,594	$9,867,476	$(389,438)	$9,478,038
Harbor International Growth Fund	1,637,848	260,376	(12,730)	247,646
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$57,380	$2,771	$(3,952)	$(1,181)
Harbor Global Growth Fund	8,639	1,914	(34)	1,880

Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

For the fiscal year ended October 31, 2010, there was no derivative activity in the Funds.

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

48

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund of the Harbor Funds at October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 17, 2010

49

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor International Fund
Institutional Class	0.79%
Actual		$4.15	$1,000	$1,086.95
Hypothetical (5% return)		4.02	1,000	1,021.12
Administrative Class	1.04%
Actual		$5.47	$1,000	$1,085.88
Hypothetical (5% return)		5.29	1,000	1,019.83
Investor Class	1.16%
Actual		$6.10	$1,000	$1,085.04
Hypothetical (5% return)		$5.90	1,000	1,019.21
Harbor International Growth Fund
Institutional Class	0.87%
Actual		$4.61	$1,000	$1,100.09
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.13%
Actual		$5.98	$1,000	$1,098.44
Hypothetical (5% return)		5.75	1,000	1,019.37
Investor Class	1.25%
Actual		$6.61	$1,000	$1,098.44
Hypothetical (5% return)		6.36	1,000	1,018.75

50

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$5.08	$1,000	$1,016.59
Hypothetical (5% return)		5.09	1,000	1,020.04
Administrative Class	1.25%
Actual		$6.35	$1,000	$1,015.04
Hypothetical (5% return)		6.36	1,000	1,018.75
Investor Class	1.37%
Actual		$6.96	$1,000	$1,013.55
Hypothetical (5% return)		6.97	1,000	1,018.13
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$5.32	$1,000	$1,109.27
Hypothetical (5% return)		5.09	1,000	1,020.04
Administrative Class	1.25%
Actual		$6.64	$1,000	$1,108.17
Hypothetical (5% return)		6.36	1,000	1,018.75
Investor Class	1.37%
Actual		$7.28	$1,000	$1,107.08
Hypothetical (5% return)		6.97	1,000	1,018.13
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

51

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

% of Distribution
INTERNATIONAL FUNDS
Harbor International Fund	2%
GLOBAL FUNDS
Harbor Global Value Fund	80%
Harbor Global Growth Fund	3%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2010:

Amount (000s)
GLOBAL FUNDS
Harbor Global Growth Fund	$5

For the fiscal year ended October 31, 2010, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid ($000s)	Foreign Source Income Earned ($000s)
INTERNATIONAL FUNDS
Harbor International Fund	$70,701	$711,436
Harbor International Growth Fund	3,475	31,741
GLOBAL FUNDS
Harbor Global Value Fund	$60	$748
Harbor Global Growth Fund	6	66

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2010 will receive a Form 1099-DIV in January 2011 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

Results of Proxy Voting at Special Meeting of Harbor Funds Shareholders

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

52

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)—Continued

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer, unless otherwise noted below, is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (75) Trustee	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	27	None

John P. Gould (71) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	27	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	27	None

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

55

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

56

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

57

Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

58

Glossary—Continued

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

59

Glossary—Continued

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

60

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2010/598,400	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.IG.1010

Annual Report

October 31, 2010

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2010
	Institutional Class		Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	21.29%		21.13%
Harbor Unconstrained Bond Fund	4.32	[b]	4.09	[b]

Total Return Year Ended October 31, 2010
COMMONLY USED MARKET INDICES
Dow Jones-UBS Commodity Index Total ReturnSM; commodities	11.82%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index	0.34
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	8.01

	EXPENSE RATIOS[1]
	2008		2009	2010
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[a]		0.94%	0.94%
Administrative Class	1.19	[a]	1.19	1.19
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[b]
Administrative Class	N/A		N/A	1.30 [b]

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

a	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

b	Unannualized figures for the period April 1, 2010 (inception) through October 31, 2010.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Equity markets around the world finished the fiscal year ended October 31, 2010 with solid returns. Fixed income markets also performed well during the year. Commodity prices rose, helped in part by demand from developing nations as well as a weaker U.S. dollar. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 11.82%.

Harbor Strategic Markets Funds

The Harbor Commodity Real Return Strategy Fund posted a return of 21.29% for the fiscal year, outperforming its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 947 basis points, or 9.47 percentage points. The Harbor Unconstrained Bond Fund, which was introduced on April 1, 2010, returned 4.32% for its first seven months of operation.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of the strategic markets funds can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2010
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	5.96%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Bond Index (high-yield bonds)	19.26%	8.98%	8.35%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	8.01	6.45	6.38	9.07%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.12	2.56	2.49	5.71

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%	2.58%	1.05%	10.55%
S&P 500 Index (large cap stocks)	16.52	1.73	-0.02	10.74
Russell Midcap® Index( mid cap stocks)	27.71	4.01	5.42	12.32
Russell 2000® Index (small cap stocks)	26.58	3.07	4.89	9.77
Russell 3000® Growth Index	20.31	3.28	-2.25	9.18
Russell 3000® Value Index	16.40	0.73	3.04	11.51

International & Global
MSCI EAFE (ND) Index (foreign stocks)	8.36%	3.31%	3.16%	9.08%
MSCI World (ND) Index (global stocks)	12.74	2.54	1.33	9.16
MSCI EM Index (emerging markets)	23.56	14.94	14.62	N/A

Domestic Equity, International Equity, and Fixed Income

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 18.34%. Small cap and mid cap stocks outperformed large cap stocks, and growth stocks did better than value.

International and Global Market indices generally showed solid single to double-digit returns in fiscal 2010. Emerging markets had a very strong performance in fiscal 2010, with the MSCI Emerging Markets Index posting a return of 23.56%. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36%. (All international and global returns are in U.S. dollars.) For U.S. based investors, a weakening U.S. dollar modestly boosted the returns of foreign equities. The MSCI All Country World Index had a return of 14.11%.

In fixed income markets, bond prices rose, driving yields lower. The yield of the 10-Year Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to 2.63% as of October 31, 2010; that was down from 3.39% one year earlier. The broad taxable investment-grade bond market returned 8%, while high-yield bonds returned over 19%. The BofA Merrill Lynch 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.12%, as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%.

2

Long-Term Perspective

Financial markets experienced considerable turbulence during the 2010 fiscal year. Although equity markets finished with solid gains, the markets experienced significant volatility during the year. The S&P 500 Index, for example, fell in four different months, including a 13% drop over May and June, before finishing the fiscal year with an overall return of more than 16%. A fragile economic recovery, the BP oil spill, and the sovereign debt crisis in Europe were among the headline issues contributing to sharp fluctuations in the markets.

Short-term volatility in the financial markets is not unusual. Such volatility serves as a reminder of the importance of maintaining a long-term perspective. Experienced investors know it is impossible to predict short-term market movements consistently. They also recognize the value of a broad-based portfolio, diversified among major asset classes and structured to meet each investor’s specific needs.

At Harbor Funds, we offer a range of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to help achieve their long-term objectives.

Thank you for your investment in Harbor Funds.

December 20, 2010

/s/

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy was a major influence during the fiscal year on fixed income markets around the world. Policy makers wrestled with how long to sustain stimulus programs, which were designed to mitigate the global recession but which also carried the threat of increasing government deficits and stoking long-term inflation. The Federal Reserve kept its main policy rate unchanged, although during the first quarter of calendar year 2010 it did raise the discount rate at which member banks can borrow. Yields were held down by comments from the Fed that an increase in the federal funds rate was not imminent, given continued weakness in the economy. Policy makers in other developed economies where growth was slow, including the U.K. and the euro zone, were similarly hesitant to begin tightening and left their main policy rates unchanged to provide additional support to their economies. The Bank of Japan further cut rates at the end of the fiscal year amid stagnating exports and weakened global demand. Central banks in faster-growing economies, where inflation is more of a concern, tightened monetary policy.

The Dow Jones-UBS Commodity Index Total ReturnSM posted a total return of 11.82% for the fiscal year, as most risk assets rallied in anticipation of additional quantitative easing by the Federal Reserve. U.S. interest rates, both real and nominal, continued to fall during the fiscal year as the tepid economic recovery showed few signs of gathering steam and inflation remained muted. Treasury Inflation-Protected Securities (TIPS) gained 10.42%, as represented by the Barclays Capital U.S. TIPS Index. Real yields declined across the maturity spectrum, boosting returns. TIPS continued to gain despite disinflationary pressures, as expectations of slower growth and the possibility of additional quantitative easing by the Fed helped drive real yields lower. Changes in breakeven inflation levels (i.e. the difference between nominal and real yields) were mixed, with breakevens for 10-year notes widening 14 basis points over the fiscal year to 2.15 percentage points, while 5-year breakevens narrowed marginally, down 7 basis points to 1.49. (A basis point represents one-hundredth of a percentage point.)

PERFORMANCE

Harbor Commodity Real Return Strategy Fund outperformed the Dow Jones-UBS Commodity Index Total ReturnSM for the fiscal year. The Fund returned 21.29% (Institutional Class) and 21.13% (Administrative Class) for the year ended October 31, 2010, compared with the benchmark return of 11.82%.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark for the 2010 fiscal year.

•	Implementation of commodity structural strategies, which added incremental value through active management.

•	TIPS collateral, which outperformed the Treasury-bill collateral assumed within a commodity index, was positive for returns, as real yields rallied.

•	A steepening position on the nominal yield curve, implemented via money market futures, helped performance, as the yield curve steepened by 31 basis points.

•	An allocation to high-grade financial sector bonds was positive for performance, as the sector outperformed like-duration Treasury securities.

•	Holdings of non government-agency mortgages contributed to performance, amid strong demand for high-quality bonds offering extra yield over Treasury securities.

•

Modest emerging-market positions, including exposure to Brazilian local interest rates and Asian currencies, benefited performance, as interest rates fell worldwide and emerging-market currencies gained against the U.S. dollar.

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	90.5%
Dexia Credit Local	1.9%
Goldman Sachs Group Inc.	1.8%
Morgan Stanley	1.5%
Commonwealth Bank of Australia	1.3%
International Lease Finance Corporation	1.3%
Australia Government Bond	1.2%
Federal National Mortgage Association	1.2%
Svenska Handelsbanken AB	1.0%
Wachovia Corp.	1.0%

OUTLOOK AND STRATEGY

We believe the most likely outcome for the world economy will be slow growth, well below the pace of previous recoveries in developed economies, alongside faster growth in developing countries. In our view, it is a world fraught with an unusual degree of uncertainty, a wider range of potential outcomes, and higher probabilities of extreme events. While developed economies could snap back at faster rates than we anticipate, we believe that the probability of a more-robust recovery is relatively low. In fact, we believe the risks to our base-case forecast are tilted toward the downside, meaning a deflationary scenario and contraction in growth in the developed world that affects emerging economies as well.

With respect to portfolio strategy, we plan to:

•	Maintain 100% exposure to the Dow Jones-UBS Commodity Index Total ReturnSM and continue to seek commodity structural strategies that add value.

•	Focus on strategies that offer high real yields and high-quality income, given the prospect of continued low interest rates over the cyclical horizon.

•

Target above-index duration via U.S. nominal bonds for incremental yield. Within TIPS, we likely will emphasize the relatively steep intermediate part of the real yield curve; this offers the potential to enhance returns as bonds approach maturity along the steeper part of the curve.

•	Underweight shorter-maturity TIPS, given negative real yields and the potential for continued disinflation.

•	Look to diversify real interest rate exposure to fiscally sound countries such as Canada and Australia, which offer relatively higher real yields.

•	Plan to hold non government-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure, as additional sources of attractive yields.

•

Seek to add value in corporate bonds with compelling risk-adjusted yields and with credit profiles that are consistent with our expectation of slow economic growth. These could include: senior bonds of banks, non-cyclical and asset-rich companies in the pipeline and cable sectors, and secured bonds of airlines.

•	Favor taxable, longer-maturity municipal bonds, such as Build America Bonds, which diversify credit risk.

•

Plan to hold corporate and quasi-sovereign bonds in relatively faster-growing countries such as Brazil, Mexico, and Russia, especially in infrastructure sectors; also seek exposure to local interest rates in Brazil, where yields remain relatively high.

•

Focus modest currency exposure on Asian and Australian currencies, including the Chinese renminbi, which could gain versus the U.S. dollar due to productivity differentials versus the developed world. We believe the Australian dollar could continue to appreciate, benefiting from linkages to continued Asian growth.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%

Total Net Assets (000s)	$150,555

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%

Total Net Assets (000s)	$385

PORTFOLIO STATISTICS

Average Market Coupon	1.83%

Yield to Maturity	2.12%

Current 30-Day Yield (Institutional Class)	1.37%

Weighted Average Maturity	5.83 years

Weighted Average Duration	2.90 years

Portfolio Turnover Rate (Year ended 10/31/2010)	390%

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	55.09%

>5 to 10	43.33%

>10 to 15	-2.05%

>15 to 20	3.63%

>20 to 25	0.00%

>25 yrs.	0.00%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2010

Total Returns For the periods ended 10/31/2010
Harbor Commodity Real Return Strategy Fund
Institutional Class	21.29%	N/A	-5.09%	09/02/2008	$8,931
Administrative Class	21.13%	N/A	-5.35%	09/02/2008	$8,878
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	-10.87%	—	$7,795

As stated in the Fund’s current prospectus, the expense ratios were 0.96% (Net) and 1.30% (Gross) (Institutional Class); and 1.21% (Net) and 2.03% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Annualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -21.7%)

ASSET-BACKED SECURITIES—2.7%
Principal Amount (000s)		Value (000s)

$200	American Money Management Corporation Series 2005-5A Cl. A1A 0.526%—08/08/2017[1,2]	$192	Z
495	Ares Clo Funds Series 2006-6RA Cl. A1B 0.520%—03/12/2018[1,2]	469	Z
679	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.456%—10/25/2035[1]	618
1,100	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[3]	1,088
40	First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF15 Cl. A3 0.306%—11/25/2036[1]	40
135	Gulf Stream Compass CLO Ltd. Series 2004-1A Cl. A 0.649%—07/15/2016[1,2]	129
208	HSBC Home Equity Loan Trust Series 2004-1 Cl. A 0.606%—09/20/2033[1]	194
70	Premium Loan Trust Ltd. Series 2004-1A Cl. A 0.668%—10/25/2014[1,2]	67	Z
728	Small Business Administration Participation Certificates Series 2007-20K Cl.1 5.510%—11/01/2027	819
600	Venture CDO Ltd. Series 2006-7A Cl. A1A 0.519%—01/20/2022[1,2]	527	Z
10	Wells Fargo Home Equity Trust Series 2005-4 Cl. AI2 0.506%—12/25/2035[1,2]	10

TOTAL ASSET-BACKED SECURITIES (Cost $4,071)		4,153

BANK LOAN OBLIGATIONS—1.0%
(Cost $1,473)
1,500	International Lease Finance Corporation Term Loan 6.750%—03/17/2015[1]	1,539

COLLATERALIZED MORTGAGE OBLIGATIONS—1.5%
300	Arkle Master Issuer plc Series 2010-1A Cl. 2A 1.519%—05/17/2060[1,2]	299
66	Bank of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	68

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$200	GS Mortgage Securities Corp. II Series 2010-C1 Cl. A2 4.592%—08/10/2043[2]	$213
239	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A 0.476%—05/19/2035[1]	148
460	Merrill Lynch Mortgage Investors Inc. Series 2006-1 Cl. 1A 2.268%—02/25/2036[1]	388
800	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 3.075%—10/20/2035[1]	670
631	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.423%—01/25/2046[1]	507

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,187)		2,293

CONVERTIBLE BONDS—1.1%
600	Amgen Inc. 0.125%—02/01/2011	600
700	Medtronic Inc. 1.500%—04/15/2011	705
200	National City Corporation 4.000%—02/01/2011	202
200	US Bancorp. 0.000%—09/20/2036[1]	196

TOTAL CONVERTIBLE BONDS (Cost $1,693)		1,703

CORPORATE BONDS & NOTES—20.9%
800	Ally Financial Inc. 7.250%—03/02/2011	815
200	American Express Bank FSB 0.385%—05/29/2012[1]	198
500	Banco Santander Chile 1.539%—04/20/2012[1,2]	500
800	Bank of America Corp. 0.793%—09/11/2012[1]	785
£300	Bank of America Corp. MTN[4] 0.826%—06/11/2012[1]	468
$400	Bank of Nova Scotia 3.400%—01/22/2015	430
800	Barclays Bank plc 1.392%—12/16/2011[1]	800
600	BNP Paribas MTN[4] 2.125%—12/21/2012	615
900	Centex Corporation 5.700%—05/15/2014	931
187	Citigroup Inc. 0.566%—11/05/2014[1]	177
500	2.384%—08/13/2013[1]	504
400	6.000%—12/13/2013	443

		1,124

500	CMS Energy Corp. 4.250%—09/30/2015	512
2,000	Commonwealth Bank of Australia 0.572%—09/17/2014[1,2]	1,995
500	CSC Holdings LLC 7.625%—04/01/2011	511
2,900	Dexia Credit Local 0.693%—03/05/2013[1,2]	2,892

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	$700	DISH DBS Corp. 6.375%—10/01/2011	$726
	800	Ford Motor Credit Co. LLC 7.500%—08/01/2012	859
	300	Georgia Pacific LLC 8.125%—05/15/2011	311
	€2,000	Goldman Sachs Group Inc. 1.347%—02/04/2013[1]	2,702
	$500	HCA Inc. 7.250%—09/15/2020	549
	1,000	ING Bank NV MTN[4] 1.089%—03/30/2012[1,2]	997
	100	International Lxease Finance Corporation 6.500%—09/01/2014[2]	109
	100	6.750%—09/01/2016[2]	110
	100	7.125%—09/01/2018[2]	111

			330

	800	International Lease Finance Corporation MTN[4] 5.400%—02/15/2012	818
	500	5.625%—09/20/2013	506

			1,324

	€900	Merrill Lynch & Co. Inc. MTN[4] 1.188%—05/30/2014[1]	1,173
	$200	Metropolitan Life Global Funding I 1.417%—09/17/2012[1,2]	204
	€500	Morgan Stanley MTN[4] 1.188%—11/29/2013[1]	662
	1,200	1.218%—03/01/2013[1]	1,593

			2,255

	700	New York Life Global Funding MTN[4] 0.999%—12/20/2013[1]	949
	$200	Pride International Inc. 0.869%—10/11/2011[1]	200
	650	6.875%—08/15/2020	739

			939

	300	Royal Bank of Scotland plc 2.759%—08/23/2013[1]	307
	100	3.000%—12/09/2011[2]	103
	300	4.875%—03/16/2015	323

			733

	300	SLM Corporation 1.722%—11/01/2016[5,6]	225
	700	SLM Corporation MTN[4] 3.235%—03/17/2014[5,6]	607
	1,415	Svenska Handelsbanken AB 1.292%—09/14/2012[1,2]	1,421
	600	UBS AG MTN[4] 1.439%—02/23/2012[1]	605
	500	Volkswagen International Finance NV 1.625%—08/12/2013[2]	505
	1,500	Wachovia Corp. MTN[4] 2.057%—05/01/2013[1]	1,544

	TOTAL CORPORATE BONDS & NOTES (Cost $30,878)		31,534

FOREIGN GOVERNMENT OBLIGATIONS—2.5%
AUD$	500	Australia Government Bond 3.000%—09/20/2025[6]	535
	800	4.000%—08/20/2020[6]	1,287

			1,822

CAD$	1,200	Canada Housing Trust No 1 2.450%—12/15/2015[2]	1,199

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$600	Export-Import Bank of Korea MTN[4] 1.343%—03/13/2012[1,2]	$601
100	Petroleos Mexicanos 5.500%—01/21/2021	109

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,495)		3,731

MORTGAGE PASS-THROUGH—1.5%
592	Federal National Mortgage Association REMIC[8] 0.606%—07/25/2037[1]	593
585	0.636%—07/25/2037[1]	586
398	0.696%—05/25/2036[1]	400
159	0.701%—02/25/2037[1]	159

		1,738

478	Government National Mortgage Association 0.556%—03/20/2037[1]	476

TOTAL MORTGAGE PASS-THROUGH (Cost $2,179)		2,214

PURCHASED OPTIONS—0.0%
No. of Contracts
8	Commodity Options—Crude Oil 12/31/2011	29
2,100,000	Interest Rate Swap Option 2.000%—11/19/2012	5

Total PURCHASED OPTIONS (Cost $45)		34

U.S. GOVERNMENT OBLIGATIONS—90.5%
Principal Amount (000s)
$2,066	U.S. Treasury Inflation Indexed Bonds 0.625%—04/15/2013[6]	2,136
1,960	1.250%—04/15/2014[6]	2,083
10,813	1.250%—07/15/2020[6,8]	11,626
5,768	1.375%—07/15/2018[6,8]	6,296
2,625	1.375%—01/15/2020[6]	2,854
1,910	1.625%—01/15/2015-01/15/2018[6]	2,091
1,042	1.750%—01/15/2028[6]	1,155
11,760	1.875%—07/15/2013[6]	12,588
11,145	1.875%—07/15/2019[6,8]	12,616
19,183	2.000%—04/15/2012-01/15/2026[6]	20,941
10,372	2.000%—01/15/2014[6,8]	11,232
4,372	2.125%—01/15/2019[6,8]	5,020
2,090	2.375%—04/15/2011[6,8]	2,114
2,589	2.375%—01/15/2017-01/15/2025[6]	3,003
12,217	2.500%—07/15/2016[6,8]	14,080
1,830	2.500%—01/15/2029[6]	2,257
3,792	2.625%—07/15/2017[6]	4,453
3,946	3.000%—07/15/2012[6]	4,199
3,688	3.375%—01/15/2012[6,8]	3,864
251	3.500%—01/15/2011[6]	253
405	3.625%—04/15/2028[6]	564

		125,425

10,000	U.S. Treasury Notes 0.500%—10/15/2013[8]	10,001
1,100	1.125%—06/30/2011	1,107

		11,108

Total U.S. GOVERNMENT OBLIGATIONS (Cost $133,079)		136,533

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—20.0%
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—5.4%
$8,214	Repurchase Agreement with State Street Corp. dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $8,382)	$8,214

U.S. TREASURY BILLS—14.6%
5,300	U.S. Treasury Bills 0.110%—01/13/2011	5,299
2,400	0.118%—01/06/2011	2,399
1,300	0.127%—01/27/2011	1,300
5,900	0.133%—01/13/2011	5,898
700	0.138%—01/13/2011	700

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—Continued
$2,400	0.145%—12/02/2010	$2,400
3,600	0.150%—12/09/2010	3,599
400	0.152%—12/23/2010	400

		21,995

TOTAL SHORT-TERM INVESTMENTS (Cost $30,209)		30,209

TOTAL INVESTMENTS—141.7% (Cost $209,309)		213,943

CASH AND OTHER ASSETS, LESS LIABILITIES—(41.7)%		(63,003)

TOTAL NET ASSETS—100.0%		$150,940

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 Month (Buy)	4	€1,000	12/2010	$2
Mill Wheat Futures (Buy)	49	2	11/2011	9
Eurodollar Futures-CME 90-day (Buy)	43	$10,750	03/2011	34
Eurodollar Futures-CME 90-day (Buy)	15	3,750	06/2011	2
Eurodollar Futures-CME 90-day (Buy)	28	7,000	03/2012	16
Wheat Futures (Buy)	23	115	12/2010	95
Wheat Futures (Sell)	23	115	12/2010	(60)
Wheat Futures (Sell)	18	90	12/2011	(15)

				$83

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2010

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Deutsche Bank AG	$384	$386	12/2010	$2
Brazilian Real (Buy)	Bank of America N.A.	205	200	12/2010	5
Brazilian Real (Buy)	HSBC Bank USA, N.A.	477	455	12/2010	22
Brazilian Real (Buy)	JP Morgan Chase Bank, N.A.	669	683	03/2011	(14)
Brazilian Real (Sell)	JP Morgan Chase Bank, N.A.	681	696	12/2010	15
British Pound Sterling (Sell)	UBS AG	748	727	12/2010	(21)
Canadian Dollar (Sell)	Royal Bank of Scotland plc	1,199	1,195	11/2010	(4)
Chinese Yaun (Buy)	Bank of America N.A.	80	80	01/2011	—
Chinese Yaun (Buy)	Deutsche Bank AG	128	127	01/2011	1
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	186	186	01/2011	—
Chinese Yaun (Buy)	Morgan Stanley & Co. Inc.	130	130	01/2011	—
Euro Currency (Buy)	Barclays Bank plc	711	704	11/2010	7
Euro Currency (Buy)	Citibank N.A.	653	653	01/2011	—
Euro Currency (Buy)	Deutsche Bank AG	257	257	01/2011	—
Euro Currency (Sell)	Citibank N.A.	654	654	11/2010	—
Euro Currency (Sell)	Credit Suisse AG, London	6	6	01/2011	—
Euro Currency (Sell)	Deutsche Bank AG	6,248	5,750	11/2010	(498)
Euro Currency (Sell)	Royal Bank of Scotland plc	1,161	1,157	01/2011	(4)
Indian Rupee (Buy)	Bank of America N.A.	13	13	03/2011	—
Indian Rupee (Buy)	Barclays Bank plc	99	100	03/2011	(1)
Indian Rupee (Buy)	Deutsche Bank AG	491	495	03/2011	(4)
Indian Rupee (Buy)	Deutsche Bank AG	206	200	03/2011	6
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	109	110	03/2011	(1)
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	90	87	03/2011	3
Indian Rupee (Buy)	Morgan Stanley & Co. Inc.	104	100	11/2010	4
Indian Rupee (Buy)	Royal Bank of Scotland plc	102	103	03/2011	(1)
Indian Rupee (Buy)	UBS AG	55	55	03/2011	—

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indian Rupee (Sell)	Royal Bank of Scotland plc	$105	$105	11/2010	$—
Indonesian Rupiah (Buy)	Deutsche Bank AG	157	160	10/2011	(3)
Japanese Yen (Buy)	Barclays Bank plc	303	299	12/2010	4
Japanese Yen (Buy)	BNP Paribas SA	202	200	11/2010	2
Japanese Yen (Buy)	Deutsche Bank AG	212	210	12/2010	2
Japanese Yen (Buy)	Royal Bank of Scotland plc	510	503	12/2010	7
Japanese Yen (Sell)	Morgan Stanley & Co. Inc.	712	681	11/2010	(31)
Japanese Yen (Sell)	Royal Bank of Scotland plc	510	503	11/2010	(7)
Philippine Peso (Buy)	Barclays Bank plc	153	150	11/2010	3
Philippine Peso (Buy)	Deutsche Bank AG	102	100	11/2010	2
Philippine Peso (Buy)	Deutsche Bank AG	503	500	02/2011	3
Philippine Peso (Buy)	Deutsche Bank AG	410	408	06/2011	2
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	43	43	06/2011	—
Philippine Peso (Sell)	Deutsche Bank AG	212	211	11/2010	(1)
Philippine Peso (Sell)	JP Morgan Chase Bank, N.A.	43	43	11/2010	—
South Korean Won (Buy)	Bank of America N.A.	229	218	11/2010	11
South Korean Won (Buy)	Barclays Bank plc	173	162	11/2010	11
South Korean Won (Buy)	Barclays Bank plc	397	399	05/2011	(2)
South Korean Won (Buy)	Deutsche Bank AG	83	80	11/2010	3
South Korean Won (Buy)	Deutsche Bank AG	198	200	01/2011	(2)
South Korean Won (Buy)	Deutsche Bank AG	202	200	01/2011	2
South Korean Won (Buy)	Deutsche Bank AG	101	100	05/2011	1
South Korean Won (Buy)	Deutsche Bank AG	199	200	05/2011	(1)
South Korean Won (Buy)	Goldman Sachs International	21	20	11/2010	1
South Korean Won (Buy)	Goldman Sachs International	101	100	01/2011	1
South Korean Won (Buy)	Goldman Sachs International	75	75	05/2011	—
South Korean Won (Buy)	HSBC Bank USA, N.A.	44	44	05/2011	—
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	113	110	11/2010	3
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	175	175	05/2011	—
South Korean Won (Buy)	Morgan Stanley & Co. Inc.	193	185	11/2010	8
South Korean Won (Buy)	Royal Bank of Scotland plc	90	83	11/2010	7
South Korean Won (Buy)	Royal Bank of Scotland plc	104	104	05/2011	—
South Korean Won (Buy)	UBS AG	202	200	01/2011	2
South Korean Won (Sell)	Barclays Bank plc	399	401	11/2010	2
South Korean Won (Sell)	Goldman Sachs International	76	75	11/2010	(1)
South Korean Won (Sell)	HSBC Bank USA, N.A.	44	44	11/2010	—
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	176	175	11/2010	(1)
South Korean Won (Sell)	Royal Bank of Scotland plc	206	205	11/2010	(1)

					$(456)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2010

TOTAL RETURN SWAPS ON INDICIES
Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	$6,490	$53
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	9,970	74
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	13,750	118
Credit Suisse International	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	8,070	69
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	14,690	121
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	18,410	158
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	1,500	4
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	4,870	36
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	2,510	23
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	14,870	127
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	21,700	175
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	25,180	215
UBS AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/29/2010	5,390	46

Total Return Swaps on Indicies						$1,219

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	Chicago Board of Trade Wheat	Pay	$25.347	11/29/2010	214,159	$(4)
Credit Suisse International	COMEX Copper Futures	Pay	407.553	11/29/2010	526,246	6
Morgan Stanley Capital Services Inc.	Kansas City Board of Trade Wheat	Receive	60.355	11/29/2010	230,252	5
Credit Suisse International	LME Copper Futures	Receive	738.163	11/29/2010	528,556	(7)

Total Return Swaps on Commodities						$—

VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Variance[f]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	London Gold Market Fix Ltd.	Pay	$0.066	12/07/2010	$100	$4
Deutsche Bank AG	London Gold Market Fix Ltd.	Pay	0.050	02/11/2011	600	8
Goldman Sachs International	London Gold Market Fix Ltd.	Pay	0.074	04/12/2011	1,100	(6)
Deutsche Bank AG	S&P GSCI Crude Oil Index	Pay	0.111	05/17/2011	400	14
Deutsche Bank AG	S&P GSCI Crude Oil Index	Pay	0.114	05/17/2011	100	4
Deutsche Bank AG	West Texas Intermediate Cushing Crude Oil	Pay	0.109	11/16/2010	150	1

Variance Swaps on Commodities						$25

CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Index	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	ING Verzekeringen NV 4.000% due 09/18/2013	Sell	1.400%	06/20/2011	1.369%	$—	$(1)	€200	$1
BNP Paribas S.A.	Centex Corporation Senior Bond 5.250% due 06/15/2015	Buy	1.000	06/20/2014	2.576	48	(11)	$900	59
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	15	15	100	—
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	29	29	200	—
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	29	28	200	1
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	4	3	1,000	1
JP Morgan Chase Bank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	1	1	400	—
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.950	3	(19)	1,000	22
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.950	3	(9)	900	12
Bank of America, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.657	(4)	(4)	200	—
Bank of America, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.699	(2)	(2)	100	—
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.699	(2)	(2)	100	—
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.657	(10)	(17)	500	7
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.699	(7)	(6)	300	(1)
Bank of America, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2011	0.818	1	(3)	500	4
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2011	0.818	2	(7)	900	9
Goldman Sachs International	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.555	17	16	700	1

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity/Index	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000%	12/20/2015	0.555%	$2	$2	$100	$—
Bank of America, N.A.	International Lease Finance Corporation Senior Bond 5.550% due 09/05/2012	Buy	5.000	09/20/2013	2.598	(36)	(17)	500	(19)
Goldman Sachs International	International Lease Finance Corporation Senior Bond 5.550% due 09/05/2012	Buy	5.000	03/20/2012	1.503	(44)	51	800	(95)
JP Morgan Chase Bank, N.A.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.445	(6)	(9)	300	3
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2015	1.672	(14)	(12)	500	(2)
Bank of America, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.497	12	6	500	6
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.540	2	2	100	—

Credit Default Swaps									$9

INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	11.880%	01/02/2013	R$	600	$9
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,000	33
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		3,000	31
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		600	7
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		300	3
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		800	14
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		700	7
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		300	4
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		1,300	10
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.290	01/02/2012		2,500	2
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		1,700	30
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		500	6
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		200	4
Goldman Sachs Bank USA	British Bankers’ Association LIBOR USD 3-Month	Receive	3.250	11/02/2020		$1,300	—	[z]
Morgan Stanley Capital Services Inc.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.250	11/02/2020		3,200	—	[z]
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Pay	3.450	09/15/2012		£100	—
Royal Bank of Scotland plc	UK Retail Prices Index All Items NSA	Pay	3.440	09/14/2012		200	—

Interest Rate Swaps							$160

Total Swaps							$1,413

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2010

Description	Number of Shares/Contracts	Strike Index/ Price/Rate		Expiration Date	Value (000s)
Commodity—Heating Oil Future (Call)	(6)	300.00	Y	12/31/2011	$(13)
Inflation-Linked Swap Option (Call)	(800,000)	215.97	Y	12/07/2010	—
Inflation-Linked Swap Option (Put)	(800,000)	215.97	Y	12/14/2010	—
Credit Default Option 5 year (Call)	(100,000)	1.00%		11/17/2010	—
Credit Default Option 5 year (Call)	(800,000)	0.90		12/15/2010	(4)
Credit Default Option 5 year (Call)	(600,000)	0.90		03/16/2011	(2)
Credit Default Option 5 year (Put)	(100,000)	1.40		11/17/2010	—
Credit Default Option 5 year (Put)	(800,000)	1.50		12/15/2010	—
Credit Default Option 5 year (Put)	(600,000)	1.60		03/16/2011	(2)
Credit Default Option 5 year (Put)	(100,000)	1.70		03/16/2011	—
Credit Default Option 5 year (Put)	(100,000)	1.80		03/16/2011	—
Interest Rate Swap Option 5 year (Call)	(1,700,000)	1.35		12/13/2010	(4)

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Index/ Price/Rate	Expiration Date	Value (000s)
Interest Rate Swap Option 5 year (Call)	(2,000,000)	1.50%	12/13/2010	$(11)
Interest Rate Swap Option 5 year (Call)	(1,600,000)	1.50	12/13/2010	(9)
Interest Rate Swap Option 5 year (Call)	(1,400,000)	1.95	12/13/2010	(1)
Interest Rate Swap Option 1 year (Put)	(2,100,000)	1.00	11/19/2012	(11)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25	09/24/2012	(2)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25	09/24/2012	(2)
Interest Rate Swap Option 2 year (Put)	(8,600,000)	2.25	09/24/2012	(37)
Interest Rate Swap Option 3 year (Put)	(1,400,000)	3.00	06/18/2012	(5)
Interest Rate Swap Option 3 year (Put)	(300,000)	3.00	06/18/2012	(1)
Interest Rate Swap Option 3 year (Put)	(1,000,000)	3.00	06/18/2012	(3)
Interest Rate Swap Option 3 year (Put)	(900,000)	3.00	06/18/2012	(3)
Interest Rate Swap Option 3 year (Put)	(2,600,000)	3.00	06/18/2012	(9)
Interest Rate Swap Option 5 year (Put)	(1,400,000)	1.35	12/13/2010	(4)
Interest Rate Swap Option 5 year (Put)	(1,700,000)	1.95	12/13/2010	(1)
Interest Rate Swap Option 5 year (Put)	(2,000,000)	2.10	12/13/2010	(1)
Interest Rate Swap Option 5 year (Put)	(1,600,000)	2.10	12/13/2010	(1)
Commodity—Jet Fuel Future (Call)	(2)	$250.00	12/31/2011	(17)
Currency Option—Euro Futures (Call)	(3)	99.50	12/13/2010	(1)
Currency Option—Euro Futures (Put)	(3)	99.50	12/13/2010	—
Forward Volatility Swaption 1 year (Call)	(900,000)	0.01	10/11/2011	(5)
Forward Volatility Swaption 1 year (Call)	(1,000,000)	0.53	10/11/2011	(6)
Forward Volatility Swaption 1 year (Call)	(2,000,000)	1.11	10/11/2011	(21)
Forward Volatility Swaption 1 year (Call)	(2,200,000)	1.09	11/14/2011	(23)
U.S. Treasury Notes—10 year Future (Call)	(6)	128.00	11/26/2010	(2)
U.S. Treasury Notes—10 year Future (Call)	(43)	129.00	11/26/2010	(7)
U.S. Treasury Notes—10 year Future (Put)	(24)	124.00	11/26/2010	(7)
U.S. Treasury Notes—10 year Future (Put)	(25)	125.00	11/26/2010	(13)

Written options outstanding, at value (premiums received of $351)				$(228)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$2,898	$1,255	$4,153
Bank Loan Obligations	—	1,539	—	1,539
Collateralized Mortgage Obligations	—	2,293	—	2,293
Convertible Bonds	—	1,703	—	1,703
Corporate Bond & Notes	—	31,534	—	31,534
Foreign Government Obligations	—	3,731	—	3,731
Mortgage Pass-Through	—	2,214	—	2,214
Purchased Options	—	34	—	34
U.S. Government Obligations	—	136,533	—	136,533
Short-Term Investments
Repurchase Agreements	—	8,214	—	8,214
U.S. Treasury Bills	—	21,995	—	21,995

Total Investments in Securities	$—	$212,688	$1,255	$213,943

Investments in Other Financial Instruments
Forward Currency Contracts	—	(456)	—	(456)
Futures Contracts	72	11	—	83
Options-Written	(30)	(198)	—	(228)
Swap Agreements	—	1,413	—	1,413

Total Investments in Other Financial Instruments	$42	$770	$—	$812

Total Investments	$42	$213,458	$1,255	$214,755

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2010.

Valuation Description	Beginning Balance at 11/01/2009 (000s)	Net Purchases/(Sales) (000s)	Accrued Discount/(Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Net Transfers In/ (Out) of Level 3 (000s)	Ending Balance as of 10/31/2010 (000s)[w]
Corporate Bonds & Notes	$—	$1,257	$4	$—	$(6)	$—	$1,255

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2010, these securities were valued at $12,653 or 8% of net assets.

3	Step coupon security.

4	MTN after the name of a security stands for Medium Term Note.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2010.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	At October 31, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $76,849 or 51% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) on investments held as of October 31, 2010 is $(6).

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception on

April 1, 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Harbor Unconstrained Bond Fund commenced operations on April 1, 2010. The Fund’s inception occurred in an environment in which economic policy was a major influence on fixed income markets around the world. Policy makers wrestled with how long to sustain stimulus programs, which were designed to mitigate the global recession but which also carried the threat of expanding government deficits and stoking long-term inflation. The Federal Reserve kept its main policy rate unchanged, although during the first quarter of calendar year 2010 it did raise the discount rate at which member banks can borrow. Yields were held down by comments from the Fed that an increase in the federal funds rate was not imminent, given continued weakness in the economy. Policy makers in other developed economies where growth was slow, including the U.K. and the euro zone, were similarly hesitant to begin tightening and left their main policy rates unchanged to provide additional support to their economies. The Bank of Japan further cut rates in October amid stagnating exports and weakened global demand. Central banks in faster-growing economies, where inflation is more of a concern, tightened monetary policy.

In the months following the Fund’s inception, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and continuation of the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to anxiety. Growing budget shortfalls in peripheral Europe stoked fears that the region might derail the global economy’s recovery. Near the end of the seven-month stretch, expectations rose that the Federal Reserve would expand its balance sheet further with additional quantitative easing.

PERFORMANCE

Harbor Unconstrained Bond Fund posted positive performance from its inception on April 1, 2010, through October 31, 2010. The Fund returned 4.32% (Institutional Class) and 4.09% (Administrative Class). For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.23% and the Barclays Capital U.S. Aggregate Bond Index returned 6.43%.

The following is a summary of the portfolio’s main contributors and detractors since inception.

•	Positive U.S. duration was a significant contributor to performance, as U.S. rates fell across the yield curve.

•	Exposure to core Europe duration, especially over the first few months of the Fund’s existence, also contributed to performance, as rates in core Europe fell.

•	Short positioning in government agency mortgages was negative for performance; this was mitigated by trades aimed at taking advantage of relative-value opportunities among mortgage coupons.

•	Holdings of non government-agency mortgages benefited performance, as these securities gained amid strong demand and lack of new supply.

•

Exposure to bonds of financial companies was negative for performance, as they underperformed comparable-duration Treasury securities amid concern about sovereign bond risk within the global banking system.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	45.5%
Federal National Mortgage Association	18.1%
American General Finance Corporation	8.7%
Royal Bank of Scotland plc	4.3%
Federal Home Loan Mortgage Corp.	1.9%
International Lease Finance Corporation	1.9%
Lyondell Chemical Co.	1.9%
Wachovia Bank Commercial Mortgage Trust	1.8%
Australia Government Bond	1.7%
Compagnie de Financement Foncier	1.7%

•	Modest exposure to local interest rates in Brazil was beneficial for performance, as interest rates declined worldwide.

•	Currency strategies proved to be a net positive for returns, including a short exposure to the euro and long exposures to Chinese and Brazilian currencies.

OUTLOOK AND STRATEGY

We believe the most likely outcome for the world economy will be slow growth, well below the pace of previous recoveries in developed economies, alongside faster growth in developing countries. In our view, it is a world fraught with an unusual degree of uncertainty, a wider range of potential outcomes, and higher probabilities of extreme events. While developed economies could snap back at faster rates than we anticipate, we believe that the probability of a more-robust recovery is relatively low. In fact, we believe the risks to our base-case forecast are tilted toward the downside, meaning a deflationary scenario and contraction in growth in the developed world that affects emerging economies as well.

With respect to portfolio strategy, we plan to:

•	Target duration concentrated on the relatively steep intermediate portion of the yield curve.

•	Diversify interest-rate exposure to fiscally sound countries such as Canada, where rates have moved higher but in our view are unlikely to see further upward pressure.

•	Reduce our short position in government agency mortgages and continue to take advantage of relative-value opportunities across mortgage coupons.

•	Take modest exposure to TIPS, as their valuations compared to nominal bonds are relatively attractive after adjusting for the lower expected volatility of inflation-indexed securities.

•

Add value in corporate sectors that offer compelling risk-adjusted yields. These may include: senior bonds of banks; bonds of noncyclical, defensive, and asset-rich companies in the pipeline and cable sectors; and secured bonds of airlines.

•	Hold non government-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are additional sources of attractive yields.

•	Take exposure to local interest rates in Brazil, where yields remain relatively high.

•

Emphasize corporate and quasi-sovereign bonds in high-quality developing countries such as Brazil, Mexico, and Russia, which should benefit from relatively strong growth in these economies and from their sound credit fundamentals.

•	Take modest currency exposure, focused mainly on the Chinese renminbi and a basket of other Asian currencies.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

16

Harbor Unconstrained Bond Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a]

Total Net Assets (000s)	$5,676

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a]

Total Net Assets (000s)	$163

PORTFOLIO STATISTICS

Average Market Coupon	4.08%

Yield to Maturity	2.07%

Current 30-Day Yield (Institutional Class)	2.21%

Weighted Average Maturity	2.97 years

Weighted Average Duration	2.69 years

Portfolio Turnover Rate (7-Month Period Ended 10/31/2010)	954%	[b]

MATURITY PROFILE (% of investments)

0 to 1 yr.	60.47%

>1 to 5	16.32%

>5 to 10	43.78%

>10 to 15	-21.98%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	1.41%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 10/31/2010

Total Returns For the periods ended 10/31/2010
Harbor Unconstrained Bond Fund
Institutional Class	N/A	N/A	4.32%	04/01/2010	$10,432
Administrative Class	N/A	N/A	4.09%	04/01/2010	$10,409
Comparative Indices
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity	0.34%	3.29%	0.23%	—	$10,023
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	6.43%	—	$10,643

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 3.48% (Gross) (Institutional Class); and 1.30% (Net) and 3.73% (Gross) (Administrative Class). The net expense ratios are contractually capped until 03/31/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

17

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 5.2%)

ASSET-BACKED SECURITIES—0.2%
(Cost $12)
Principal Amount (000s)		Value (000s)

$13	Truman Capital Mortgage Loan Trust Series 2004-1 Cl. A1 0.596%—01/25/2034[1,2]	$13

BANK LOAN OBLIGATIONS—8.7%
(Cost $493)
500	American General Finance Corporation Term Loan 7.250%—04/21/2015[1]	506

COLLATERALIZED MORTGAGE OBLIGATIONS—4.5%
46	Bank of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	48
26	Bank of America Funding Corporation Series 2004-A Cl. 4A1 3.081%—06/20/2032[3]	25
48	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A1 2.340%—08/25/2035[1]	46
36	Impac CMB Trust Series 2004-4 Cl. 1 A1 0.896%—09/25/2034[1]	28
17	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.462%—05/25/2034[3]	16
100	Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Cl. A2 5.275%—11/15/2048	102

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $258)		265

CONVERTIBLE BONDS—0.5%
(Cost $30)
30	Amgen Inc. 0.125%—02/01/2011	30

CONVERTIBLE PREFERRED STOCKS—0.1%
(Cost $5)
Shares
ELECTRIC UTILITIES—0.1%
100	PPL Corporation 9.500%—07/01/2013	6

CORPORATE BONDS & NOTES—11.6%
Principal Amount (000s)			Value (000s)

	$100	Compagnie de Financement Foncier 1.625%—07/23/2012[2]	$101
	50	Countrywide Financial Corporation MTN[4] 5.800%—06/07/2012	53
	100	International Lease Finance Corporation 6.500%—09/01/2014[2]	109
	100	Lyondell Chemical Co. 11.000%—05/01/2018	112
	100	Royal Bank of Scotland plc 5.625%—08/24/2020	105
	€100	Royal Bank of Scotland plc MTN[4] 5.500%—03/23/2020	144
	$50	Wynn Las Vegas LLC 7.750%—08/15/2020[2]	55

	TOTAL CORPORATE BONDS & NOTES (Cost $650)		679

FOREIGN GOVERNMENT OBLIGATIONS—1.6%
	(Cost $90)
AUD$	100	Australia Government Bond 4.750%—06/15/2016	96

MORTGAGE PASS-THROUGH—20.8%
	$43	Federal Home Loan Mortgage Corp. REMIC[5] 0.606%—12/15/2030[1]	43
	68	5.500%—03/15/2017	69

			112

	30	Federal National Mortgage Association 2.582%—07/01/2032[1]	32
	991	4.000%—03/01/2040-08/01/2040	1,023

			1,055

	45	Federal National Mortgage Association REMIC[5] 0.376%—03/25/2034[1]	45

	TOTAL MORTGAGE PASS-THROUGH (Cost $1,206)		1,212

MUNICIPAL BONDS—1.3%
	(Cost $71)
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	76

PURCHASED OPTIONS—0.0%
	(Cost $0)
No. of Contracts (000s)
	1,000	Interest Rate Option Federal National Mortgage Association TBA 4.000%—12/06/2010	—

U.S. GOVERNMENT OBLIGATIONS—45.5%
Principal Amount (000s)
	$90	U.S. Treasury Bonds 3.500%—02/15/2039	82
	50	4.625%—02/15/2040	56
	100	7.250%—08/15/2022	144
	100	7.875%—02/15/2021	147

			429

	300	U.S. Treasury Inflation Indexed Bonds 1.250%—07/15/2020[6]	323

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$100	U.S. Treasury Notes 1.875%—09/30/2017	$100
100	2.500%—06/30/2017	104

200	3.125%—05/15/2019	212
200	3.375%—11/15/2019	215
550	3.625%—08/15/2019	603
600	3.750%—11/15/2018	669

		1,903

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,530)		2,655

SHORT-TERM INVESTMENTS—4.5%
(Cost $260)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$260	Repurchase Agreement with State Street Corp. dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by U.S. Treasury Notes (market value $269)	$260

TOTAL INVESTMENTS—99.3% (Cost $5,605)		5,798

CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		41

TOTAL NET ASSETS—100.0%		$5,839

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	2	€500	06/2011	$(1)
Euro-Bobl Futures (Sell)	1	100	12/2010	2
Euro-Bund Futures (Buy)	1	100	12/2010	(4)
U.S. Treasury Bond Futures-30 year (Sell)	1	$100	12/2010	2
U.S. Treasury Note Futures-10 year (Sell)	10	1,000	12/2010	(7)
U.S. Treasury Note Futures-5 year (Sell)	3	300	12/2010	(6)

				$(14)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2010

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Deutsche Bank AG	$99	$100	12/2010	$1
Brazilian Real (Buy)	Bank of America N.A.	30	31	12/2010	(1)
Brazilian Real (Buy)	JP Morgan Chase Bank, N.A.	31	30	03/2011	1
Brazilian Real (Sell)	JP Morgan Chase Bank, N.A.	30	31	12/2010	1
British Pound Sterling (Sell)	UBS AG	72	70	12/2010	(2)
Canadian Dollar (Buy)	Credit Suisse AG, London	40	40	11/2010	—
Chinese Yaun (Buy)	Bank of America N.A.	28	28	09/2011	—
Chinese Yaun (Buy)	Barclays Bank plc	10	10	04/2011	—
Chinese Yaun (Buy)	Deutsche Bank AG	25	25	11/2011	—
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	101	100	01/2011	1
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	77	77	04/2011	—
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	13	13	06/2011	—
Chinese Yaun (Buy)	UBS AG	18	18	09/2011	—
Chinese Yaun (Sell)	Barclays Bank plc	49	48	01/2011	(1)
Euro Currency (Sell)	Deutsche Bank AG	235	216	11/2010	(19)
Euro Currency (Sell)	JP Morgan Chase Bank, N.A.	7	7	11/2010	—
Hong Kong Dollar (Buy)	Deutsche Bank AG	28	28	01/2011	—
Indian Rupee (Buy)	Barclays Bank plc	11	11	01/2011	—
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	57	57	01/2011	—
Japanese Yen (Sell)	BNP Paribas SA	39	38	12/2010	(1)
Malaysian Ringgit (Buy)	Barclays Bank plc	56	57	02/2011	(1)
Singapore Dollar (Buy)	Credit Suisse AG, London	58	57	11/2010	1
Singapore Dollar (Buy)	Deutsche Bank AG	58	58	06/2011	—
Singapore Dollar (Sell)	Deutsche Bank AG	58	58	11/2010	—
South Korean Won (Buy)	Bank of America N.A.	21	20	11/2010	1
South Korean Won (Buy)	Barclays Bank plc	51	46	11/2010	5
South Korean Won (Buy)	BNP Paribas SA	10	10	11/2010	—
South Korean Won (Buy)	Deutsche Bank AG	18	17	11/2010	1
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	12	12	11/2010	—
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	108	109	05/2011	(1)
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	109	109	11/2010	—

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Taiwan Dollar (Buy)	Bank of America N.A.	$8	$8	04/2011	$—
Taiwan Dollar (Buy)	Deutsche Bank AG	7	7	04/2011	—
Taiwan Dollar (Buy)	JP Morgan Chase Bank, N.A.	8	8	04/2011	—

					(14)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2010

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910%	01/02/2013	R$	100	$1
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		700	11
Deutsche Bank AG	British Bankers’ Association LIBOR USD 3-Month	Receive	2.750	12/15/2020		$300	2
Goldman Sachs Bank USA	British Bankers’ Association LIBOR USD 3-Month	Receive	2.750	12/15/2020		200	1

Interest Rate Swaps							$15

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Markit CMBX North America Series AAA.3-0.035%	Buy	0.080%	12/13/2049	1.20%	$6	$14	$100	$(8)
Goldman Sachs International	Markit CMBX North America Series AAA.4-0.035%	Buy	0.350	02/17/2051	1.50	7	15	100	(8)

Credit Default Swaps									$(16)

Total Swaps									$(1)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2010

Description	Number of Shares/Contracts	Strike Index/ Price/Rate	Expiration Date	Value (000s)
Forward Volatility Swaption 1 year (Call)	(200,000)	$1.09	10/11/2011	$(1)
U.S. Treasury Notes-10 year Future (Call)	(3)	129.00	11/26/2010	(1)
U.S. Treasury Notes-10 year Future (Put)	(1)	124.00	11/26/2010	—
U.S. Treasury Notes-10 year Future (Put)	(2)	125.00	11/26/2010	(1)

Written options outstanding, at value (premiums received of $3)				$(3)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2010

Par Value (000s)	Security	Value (000s)
$(1,000)	Federal National Mortgage Association TBA (proceeds $1,050)	$(1,063)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $(11), and holdings in Written Options valued at $(2) are classified as Level 1. All other holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2010. There were no significant transfers between levels during the period April 1, 2010 (inception) through October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2010, these securities were valued at $278 or 5% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2010.

4	MTN after the name of a security stands for Medium Term Note.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

AUD$	Australian Dollar.

R$	Brazilian Real.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

21

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2010

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$209,309	$5,605
Investments, at value	$205,729	$5,538
Repurchase agreements	8,214	260
Cash-restricted	—	41
Cash	271	1
Foreign currency, at value (cost: $73; $10)	74	10
Receivables for:
Investments sold	13,092	1,050
Capital shares sold	1,140	6
Interest	895	48
Unrealized appreciation on swap agreements	1,413	—
Swap premiums paid	91	29
Variation margin on futures contracts	16	—
Withholding tax receivable	1	1
Other assets	49	52
Total Assets	230,985	7,036
LIABILITIES
Payables for:
Due to broker	6,660	—
Investments purchased	72,506	—
Capital shares reacquired	41	—
Investments sold short, at value (proceeds: $0; $1,050)	—	1,063
Written options, at value (premium received: $351; $3)	228	3
Unrealized depreciation on swap agreements	—	1
Open forward currency contracts	456	14
Variation margin on futures contracts	—	5
Accrued expenses:
Management fees	104	4
Trustees’ fees and expenses	1	—
Transfer agent fees	6	—
Other	43	107
Total Liabilities	80,045	1,197
NET ASSETS	$150,940	$5,839
Net Assets Consist of:
Paid-in capital	$127,848	$5,678
Undistributed/(accumulated) net investment income/(loss)	13,493	17
Accumulated net realized gain/(loss)	3,805	(9)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	4,631	182
Unrealized appreciation/(depreciation) of other financial instruments	1,163	(29)
	$150,940	$5,839
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$150,555	$5,676
Shares of beneficial interest[2]	18,656	549
Net asset value per share[1]	$8.07	$10.35
Administrative Class
Net assets	$385	$163
Shares of beneficial interest[2]	48	16
Net asset value per share[1]	$8.06	$10.34

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

22

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2010

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund[a]
Investment Income
Interest	$2,142	$85
Total Investment Income	2,142	85
Operating Expenses
Management fees	900	24
12b-1 fees:
Administrative Class	1	—
Shareholder communications	50	33
Custodian fees	112	23
Transfer agent fees:
Institutional Class	86	4
Administrative Class	—	—
Professional fees	5	16
Trustees’ fees and expenses	2	—
Registration fees	48	56
Miscellaneous	6	3
Total expenses	1,210	159
Transfer agent fees waived	(28)	(3)
Other expenses reimbursed	(199)	(126)
Net expenses	983	30
Net Investment Income/(Loss)	1,159	55
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	3,382	38
Investments sold short	—	(13)
Foreign currency transactions	515	6
Swap agreements	12,663	—
Futures contracts	515	(41)
Written Options	384	4
Change in net unrealized appreciation/(depreciation) on:
Investments	3,359	182
Forwards	(462)	(14)
Swap agreements	1,324	(1)
Futures contracts	(117)	(14)
Written Options	43	—
Translations of assets and liabilities in foreign currencies	2	—
Net gain/(loss) on investment transactions	21,608	147
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,767	$202

a	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	April 1, 2010[a] through October 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$1,159	$723	$55
Net realized gain/(loss) on investments	17,459	6,922	(6)
Net unrealized appreciation/(depreciation) of investments	4,149	1,810	153
Net increase/(decrease) in assets resulting from operations	22,767	9,455	202
Distributions to Shareholders
Net investment income:
Institutional Class	(7,582)	(217)	(40)
Administrative Class	(28)	(1)	(1)
Net realized gain on investments:
Institutional Class	(103)	—	—
Admin Class	(1)	—	—
Total distributions to shareholders	(7,714)	(218)	(41)
Net Increase/(Decrease) Derived from Capital Share Transactions	65,154	59,354	5,678
Net increase/(decrease) in net assets	80,207	68,591	5,839
Net Assets
Beginning of period	70,733	2,142	—
End of period*	$150,940	$70,733	$5,839
* Includes undistributed/(accumulated) net investment income/(loss) of :	$13,493	$6,498	$17

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	April 1, 2010[a] through October 31, 2010
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$76,741	$63,855	$5,754
Net proceeds from redemption fees	5	9	—
Reinvested distributions	6,567	177	39
Cost of shares reacquired	(18,271)	(4,802)	(273)
Net increase/(decrease) in net assets	$65,042	$59,239	$5,520
Administrative Class
Net proceeds from sale of shares	$88	$114	$157
Net proceeds from redemption fees	—	—	—
Reinvested distributions	28	1	1
Cost of shares reacquired	(4)	—	—
Net increase/(decrease) in net assets	$112	$115	$158
SHARES
Institutional Class:
Shares sold	10,591	10,077	571
Shares issued due to reinvestment of distributions	942	27	4
Shares reacquired	(2,566)	(740)	(26)
Net increase/(decrease) in shares outstanding	8,967	9,364	549
Beginning of period	9,689	325	—
End of period	18,656	9,689	549
Administrative Class
Shares sold	13	17	16
Shares issued due to reinvestment of distributions	4	—	—
Shares reacquired	(1)	—	—
Net increase/(decrease) in shares outstanding	16	17	16
Beginning of period	32	15	—
End of period	48	32	16

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class					Administrative Class
Year Ended October 31	2010	2009		2008[e]		2010	2009		2008[e]
Net asset value beginning of period	$7.28	$6.30		$10.00		$7.26	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	(0.02)[a]	0.06	[a]	0.02	[a]	(0.21)[a]	0.03	[a]	0.01	[a]
Net realized and unrealized gains/(losses) on investments	1.46	0.97		(3.69)		1.64	0.97		(3.69)
Total from investment operations	1.44	1.03		(3.67)		1.43	1.00		(3.68)
Less Distributions
Dividends from net investment income	(0.64)	(0.05)		(0.04)		(0.62)	(0.04)		(0.02)
Distributions from net realized capital gains[1]	(0.01)	—		—		(0.01)	—		—
Total distributions	(0.65)	(0.05)		(0.03)		(0.63)	(0.04)		(0.02)
Proceeds from redemption fees	— [f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	8.07	7.28		6.30		8.06	7.26		6.30
Net assets end of period (000s)	$150,555	$70,498		$2,047		$385	$235		$95
Ratios and Supplemental Data (%)
Total return	21.29%[b]	16.55%[b]		(36.82)%[b,d]		21.13%[b]	16.02%[b]		(36.83)%[b,d]
Ratio of total expenses to average net assets[2]	1.15	1.30		29.89	[c]	1.40	2.03		30.36	[c]
Ratio of net expenses to average net assets	0.94 [a]	0.94	[a]	0.94	[a,c]	1.19 [a]	1.19	[a]	1.19	[a,c]
Ratio of net investment income to average net assets	1.11 [a]	2.72	[a]	1.56	[a,c]	0.87 [a]	1.10	[a]	1.02	[a,c]
Portfolio turnover	390	515		295	[d]	390	515		295	[d]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class		Administrative Class
Year Ended October 31	2010[g]		2010[g]
Net asset value beginning of period	$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.10	[a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.33		0.31
Total from investment operations	0.43		0.41
Less Distributions
Dividends from net investment income	(0.08)		(0.07)
Distributions from net realized capital gains[1]	—		—
Total distributions	(0.08)		(0.07)
Net asset value end of period	10.35		10.34
Net assets end of period (000s)	$5,676		$163
Ratios and Supplemental Data (%)
Total return	4.32%[b,d]		4.09%[b,d]
Ratio of total expenses to average net assets[2]	5.62	[c]	5.86	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.30	[a,c]
Ratio of net investment income to average net assets	1.95	[a,c]	1.64	[a,c]
Portfolio turnover	954	[d]	954	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008

f	Less than $0.01.

g	For the period April 1, 2010 (inception) through October 31, 2010.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2010

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

Each Fund may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as futures contracts and options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities, including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible preferred securities (other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in

27

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including

28

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures contracts, as they are exchange traded, and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2010, if any.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure if written.

If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

29

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See the Portfolio of Investments for each Fund for outstanding options as of October 31, 2010, if any.

Swap Agreements

Each Fund may invest in swap agreements to help manage interest rate risk or credit risk a Fund is subject to in the normal course of pursuing its investment objectives. A Fund may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available, swaps would be valued using prices supplied by a Fund’s subadviser. The subadviser would normally determine a price using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, such Fund will lose its investment and recover nothing. However, if an event of default occurs, a Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2010 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $8,878 and $0, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike

30

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike.

Each Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to a Fund generally and meet any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

See the Portfolio of Investments for each Fund for swap agreements outstanding at October 31, 2010, if any.

Commodities Index-Linked/Structured Notes

Each Fund may invest in structured notes, the value of which will rise and fall in response to changes in the underlying commodity index. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying financial index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest rate risks. A Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these

31

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the

32

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on a Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of October 31, 2010, if any.

Short Sales

Each Fund may engage in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

See the Portfolio of Investments for each Fund for outstanding short sales as of October 31, 2010, if any.

Foreign Forward Currency Contracts

Each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Board of Trustees. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. The Funds have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

See the Portfolio of Investments for each Fund for outstanding foreign forward currency contracts as of October 31, 2010, if any.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Board of Trustees. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The Funds have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign currency spot contracts.

33

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and third party broker-dealers. A Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Commodity Real Return Strategy Fund for the year ended October 31, 2010 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Year	Average Daily Amount Outstanding During the Year	Average Interest Rate During the Year
Reverse repurchase agreements	$0	N/A	$3,236	$266	0.20%

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest

34

Harbor Strategic Markets Funds

NOTES TO PORTFOLIOS OF INVESTMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

income is accrued daily as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all

35

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

open tax years (tax years ended October 31, 2008-2009 for Harbor Commodity Real Return Strategy Fund), including positions expected to be taken upon filing the 2010 tax return for each Fund and has concluded that no provision for income tax is required in any Fund’s financial statements.

Basis for Consolidation for the Harbor Commodity Real Return Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2010, the Subsidiary represented approximately $35,480 or approximately 24% of the net assets of Harbor Commodity Real Return Strategy Fund.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2010 are as follows:

	Purchases		Sales
	U.S. Government (000s)	Other (000s)	U.S. Government (000s)	Other (000s)
Harbor Commodity Real Return Strategy Fund	$551,855	$56,015	$478,464	$19,227
Harbor Unconstrained Bond Fund	22,851	1,911	19,145	268

Written Options

Transactions in written options for the period ended October 31, 2010 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written		Options Written
	Swap Options–U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	11,300,000	$102	—	$—	—	$—
Options opened	80,200,035	683	201	80	6	2
Options closed	(49,200,027)	(461)	(103)	(37)	—	—
Options exercised	—	—	—	—	—	—
Options expired	(2,300,000)	(18)	—	—	—	—

Open at 10/31/2010	40,000,008	$306	98	$43	6	$2

36

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

HARBOR UNCONSTRAINED BOND FUND
	Options Written		Options Written		Options Written
	Swap Options–U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of period 04/01/2010 (inception).	—	$—	—	$—	—	$—
Options opened	400,000	2	17	6	—	—
Options closed	(200,000)	(1)	(11)	(4)
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—

Open at 10/31/2010	200,000	$1	6	$2	—	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2010. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85%

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.96% and 1.21% for the Institutional Class and Administrative Class, respectively. Harbor Commodity Real Return Strategy Fund’s contractual expense limitation is effective through February 28, 2011. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class respectively. Harbor Unconstrained Bond Fund’s contractual expense limitation is effective through March 31, 2011.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative Class shares of the Funds or for servicing of shareholder accounts in the Administrative Class shares of the

37

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08%. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
Harbor Commodity Real Return Strategy Fund	347,615
Harbor Unconstrained Bond Fund	313,091

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $1 for the year ended October 31, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all

38

Harbor Strategic Markets Funds

NOTES TO PORTFOLIOS OF INVESTMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Strategic Markets Funds totaled $- for the year ended October 31, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by Harbor Commodity Real Return Strategy Fund as paid-in capital. For the year ended October 31, 2010 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$5

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2010 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund	$13,446	$(13,446)	$—
Harbor Unconstrained Bond Fund	3	(3)	—

The tax composition of distributions is as follows:

	As of October 31, 2009			As of October 31, 2010
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund	$218	$—	$218	$7,610	$104	$7,714
Harbor Unconstrained Bond Fund	N/A	N/A	N/A	41	—	41

As of October 31, 2010, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund	$16,505	$538	$6,050
Harbor Unconstrained Bond Fund	2	—	195

At October 31, 2010, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code,

39

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2018	Total
Harbor Unconstrained Bond Fund	$36	$36

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$209,421	$4,686	$(164)	$4,522
Harbor Unconstrained Bond Fund*	5,605	200	(7)	193

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2–Significant Accounting Policies.

The derivative instruments outstanding as of year end as disclosed in the Portfolios of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these funds.

At October 31, 2010, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts[a]	$—	$142	$—	$—	$142
Investments, at value	5	—	—	29	34
Unrealized appreciation on swap agreements[a]	160	—	126	1,261	1,547
Variation margin on futures contracts[b]	54	—	—	104	158

Liabilities
Open forward currency contracts[a]	$—	$(598)	$—	$—	$(598)
Unrealized depreciation on swap agreements[c]	—	—	(117)	(17)	(134)
Variation margin on futures contracts[b]	—	—	—	(75)	(75)
Written Options, at value	(135)	(55)	(8)	(30)	(228)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts[a]	$—	$12	$—	$—	$12
Investments, at value	— [d]	—	—	—	— [d]
Unrealized appreciation on swap agreements[c]	15				15
Variation margin on futures contracts[b]	4	—	—	—	4

Liabilities
Open forward currency contracts[a]	$—	$(26)	$—	$—	$(26)
Unrealized depreciation on swap agreements[c]	—	—	(16)	—	(16)
Variation margin on futures contracts[b]	(18)	—	—	—	(18)
Written options, at value	(2)	(1)	—	—	(3)

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $91 and $29 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

d	Rounds to less than $1,000.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2010, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$560	$—	$—	$560
Futures Contracts	457	—	—	58	515
Option Contracts-Purchased	(23)	—	—	30	7
Option Contracts-Written	361	18	—	5	384
Swap Agreements	(120)	—	(26)	12,809	12,663

Realized Net Gain/(Loss) on Derivatives	$675	$578	$(26)	$12,902	$14,129

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$(462)	$—	$—	$(462)
Futures Contracts	(147)	—	—	30	(117)
Option Contracts-Purchased	(11)	—	—	—	(11)
Option Contracts-Written	43	—	—	—	43
Swap Agreements	162	—	5	1,157	1,324

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$47	$(462)	$5	$1,187	$777

HARBOR UNCONSTRAINED BOND FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$9	$—	$—	$9
Futures Contracts	(41)	—	—	—	(41)
Option Contracts-Purchased	—	—	—	—	—
Option Contracts-Written	4	—	—	—	4
Swap Agreements	—	—	—	—	—

Realized Net Gain/(Loss) on Derivatives	$(37)	$9	$—	$—	$(28)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$(14)	$—	$—	$(14)
Futures Contracts	(14)	—	—	—	(14)
Option Contracts-Purchased	—	—	—	—	—
Option Contracts-Written	—	—	—	—	—
Swap Agreements	15	(16)	—	—	(1)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$1	$(30)	$—	$—	$(29)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

41

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund (two of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund of the Harbor Funds at October 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 21, 2010

42

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$5.06	$1,000.00	$1,140.88
Hypothetical (5% return)		4.78	1,000.00	1,020.35
Administrative Class	1.19%
Actual		$6.40	$1,000.00	$1,139.68
Hypothetical (5% return)		6.04	1,000.00	1,019.08
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.38	$1,000.00	$1,032.84
Hypothetical (5% return)		5.35	1,000.00	1,019.78
Administrative Class	1.30%
Actual		$6.65	$1,000.00	$1,031.62
Hypothetical (5% return)		6.61	1,000.00	1,018.49
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

43

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2010:

Amount (000s)
Harbor Commodity Real Return Strategy Fund	$104

For the fiscal year ended October 31, 2010, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from the Fund during calendar year 2010 will receive a Form 1099-DIV in January 2011 that will show the tax character of those distributions.

PROXY VOTING

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Fund’s website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

Results of Proxy Voting at Special Meeting of Harbor Funds Shareholders

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Fund’s website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

44

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer, unless otherwise noted below, is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (75) Trustee	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	27	None

John P. Gould (71) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	27	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	27	None

45

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

46

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

47

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

48

Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

49

Glossary—Continued

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

50

Glossary—Continued

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

51

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2010/5,700	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.SMF.1010

Annual Report

October 31, 2010

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	N/A

Harbor Real Return Fund	HARRX	HRRRX	N/A

Harbor Money Market Fund	HARXX	HRMXX	N/A

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2010
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	15.67%	15.32%	15.25%
Harbor Bond Fund	10.62	10.32	N/A
Harbor Real Return Fund	12.11	11.77	N/A
Harbor Money Market Fund	0.18	0.18	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2010
BofA Merrill Lynch US High Yield Index; domestic high-yield bonds	19.26%
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	8.01
Barclays Capital U.S. TIPS Index; domestic bonds	10.42
BofA Merrill Lynch US 3-Month Treasury Bill Index; domestic short-term	0.12

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2006	2007	2008	2009	2010
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.81%	0.82%	0.77%	0.75%	0.67%	0.82%
Administrative Class	1.05	1.07	1.02	1.00	0.92	1.16
Investor Class	1.21	1.20	1.14	1.12	1.04	1.17
Harbor Bond Fund
Institutional Class	0.58%	0.56%	0.55%	0.57%	0.55%	0.64%
Administrative Class	0.83	0.81	0.80	0.82	0.80	1.04
Harbor Real Return Fund
Institutional Class	0.57%[a]	0.56%	0.57%	0.60%	0.60%	0.56%
Administrative Class	0.82 [a]	0.82	0.82	0.86	0.85	0.94
Harbor Money Market Fund
Institutional Class	0.32%	0.28%	0.28%	0.21%	0.01%	0.37%
Administrative Class	0.57	0.53	0.53	0.25	0.01	0.43

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds that charge 12b-1 fees less than or equal to 0.25% in the October 31, 2010 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the October 31, 2010 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period December 1, 2005 (inception) through October 31, 2006.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

In fixed income markets, strong demand caused bond prices to rise during fiscal 2010, driving yields lower. The yield of the 10-Year Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to 2.63% as of October 31, 2010; that was down from 3.39% one year earlier. The broad taxable investment-grade bond market returned 8%, while high-yield bonds returned over 19%. The BofA Merrill Lynch 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.12%, as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%.

Harbor Fixed Income Funds

Three of the four funds in Harbor’s lineup of fixed income funds outperformed their benchmarks for the fiscal year.

The Harbor Bond Fund returned 10.62% (Institutional Class) and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 261 basis points, or 2.61 percentage points. The Fund also continued its long-term outperformance of the index for the latest 5 years and 10 years.

The Harbor Real Return Fund had a return of 12.11% (Institutional Class), exceeding the return of its benchmark, the Barclays Capital U.S. TIPS Index, by 169 basis points.

The Harbor Money Market Fund returned only 0.18% for the fiscal year, as accommodative Federal Reserve policy kept short-term yields at near-zero levels. The Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month Treasury Bill Index, by 6 basis points.

The Harbor High-Yield Bond Fund returned 15.67% (Institutional Class), compared with the BofA Merrill Lynch US High Yield Index return of 19.26%. As described in previous semi-annual and annual reports, we believe that the Fund’s disciplined credit approach should benefit shareholders over the long term although it may cause the Fund to lag the benchmark during times when lower-quality credits are the best performers within the high-yield market.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2010
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High-Yield Bond Index (high-yield bonds)	19.26%	8.98%	8.35%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	8.01	6.45	6.38	9.07%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.12	2.56	2.49	5.71

Domestic Equities
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%	2.58%	1.05%	10.55%
S&P 500 Index (large cap stocks)	16.52	1.73	-0.02	10.74
Russell Midcap® Index( mid cap stocks)	27.71	4.01	5.42	12.32
Russell 2000® Index (small cap stocks)	26.58	3.07	4.89	9.77
Russell 3000® Growth Index	20.31	3.28	-2.25	9.18
Russell 3000® Value Index	16.40	0.73	3.04	11.51

International & Global
MSCI EAFE (ND) Index (foreign stocks)	8.36%	3.31%	3.16%	9.08%
MSCI World (ND) Index (global stocks)	12.74	2.54	1.33	9.16
MSCI EM Index (emerging markets)	23.56	14.94	14.62	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	5.96%	N/A

Domestic Equity, International Equity, and Strategic Markets

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 18.34%. Small cap and mid cap stocks outperformed large cap stocks, and growth stocks did better than value.

International and Global Market indices generally showed solid single to double-digit returns in fiscal 2010. Emerging markets had a very strong performance in fiscal 2010, with the MSCI Emerging Markets Index posting a return of 23.56%. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36%. (All international and global returns are in U.S. dollars.) For U.S. based investors, a weakening U.S. dollar modestly boosted the returns of foreign equities. The MSCI All Country World Index had a return of 14.11%.

Commodity prices rose, helped in part by demand from developing nations as well as a weaker U.S. dollar. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 11.82%.

Long-Term Perspective

Financial markets experienced considerable turbulence during the 2010 fiscal year. Although equity markets finished with solid gains, the markets experienced significant volatility during the year. The S&P 500 Index, for example, fell in four different months, including a 13% drop over May and June, before finishing the fiscal year with an overall return of more than 16%. A fragile economic recovery, the BP oil spill, and the sovereign debt crisis in Europe were among the headline issues contributing to sharp fluctuations in the markets.

Short-term volatility in the financial markets is not unusual. Such volatility serves as a reminder of the importance of maintaining a long-term perspective. Experienced investors know it is impossible to predict short-term market movements consistently. They also recognize the value of a broad-based portfolio, diversified among major asset classes and structured to meet each investor’s specific needs.

At Harbor Funds, we offer a range of domestic and international equity, strategic markets, and fixed income funds to help investors build a diversified portfolio to help achieve their long-term objectives.

Thank you for your investment in Harbor Funds.

December 20, 2010

/s/

David G. Van Hooser

Chairman

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The high-yield market generated solid returns for the year ended October 31, 2010, as the BofA Merrill Lynch US High Yield Index gained 19.26%. The combination of lower default rates, significant refinancing activity, and investor focus on yield-enhancing strategies were key ingredients in the high-yield market’s rally. Over the past 12 months the U.S. economy has slowly begun to heal as GDP growth turned positive. However, the robust GDP growth of 5% in the fourth quarter of calendar year 2009 and 3% in the first quarter of 2010 sequenced to more mixed economic activity. In the second and third quarters of 2010, GDP growth was an anemic 1.7% and 2%, respectively. The key factors contributing to this lackluster growth for the U.S. economy were the weak labor and housing markets. Despite some recent stabilization in those two areas, the U.S. unemployment rate has remained above 9.5% for the past 12 months, and the U.S. housing market continues to be negatively impacted by low new-unit volumes, excessive inventories, and record foreclosure activity.

The technical underpinnings of the high-yield market remained solid for most of the past year as record new issuance continued to be readily absorbed by investors’ nearly insatiable demand for income-producing assets. During the fiscal year, new-issue supply in the high-yield market set an all-time record as 616 new issues totaling $284 billion flooded the market. The vast majority of the new issuance has been used to refinance existing debt. For the 10-month stretch ended October 31, 2010, approximately 71% of all new issues were used to refinance existing debt, rather than for financing big dividends to leveraged buyout (LBO) sponsors or for financing mega-LBOs. This capacious access to capital for high-yield issuers was a key contributor to lower default expectations. In fact, default rates continued to grind lower, with Moody’s calculating a 12-month trailing default rate of 3.7% as of October 31, 2010.

Perhaps the only thing more surprising than the record new issuance was the amount of demand that readily absorbed the massive supply. The most prominent measure of high-yield demand is typically taxable-bond mutual fund inflows, and such inflows were substantial at $15.3 billion. However, mutual funds are only one component of overall demand. It is clear that over the past 12 months many additional sources of demand have materialized to absorb the record supply, such as non-U.S. investors, insurance accounts, and pension reallocations. In the current low-interest-rate environment, it appears that many new classes of investors have suddenly discovered the yield advantage of high-yield securities. The one common denominator for all of these new investors is their strong desire to increase portfolio yield.

PERFORMANCE

Harbor High-Yield Bond Fund returned 15.67% (Institutional Class) 15.32% (Administrative Class), and 15.25% (Investor Class) for the year ended October 31, 2010. By comparison, the BofA Merrill Lynch US High Yield Index returned 19.26%.

Key contributors to the Fund’s strong absolute performance were its bond holdings in the energy, telecommunications, retail, gaming, and automotive industries, as all of these

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
United Rentals North America Inc.	1.4%
Windstream Corporation	1.4%
Reynolds Group Issuer Inc.	1.3%
HCA Inc.	1.2%
CCO Holdings Capital Corp.	1.1%
Exco Resources Inc.	1.1%
Hertz Corporation	1.1%
Michaels Stores Inc.	1.1%
Graham Packaging Co.	1.0%
NRG Energy Inc.	0.9%

areas gained over 17%. The Fund’s convertible holdings also generated strong returns, in excess of 22%. Detracting from the Fund’s relative performance versus the benchmark was the portfolio’s significant underweight in the financial services industry and its investments in the bank-loan asset class, as this less-risky asset sector generated a return of only approximately 12%. The Fund was an active participant in the new-issue market, as 128 new issues were added to the portfolio. Despite this new-issue activity, it should be noted that the Fund continues to be highly selective, as its new-issue participation rate was only 21%.

OUTLOOK AND STRATEGY

As mentioned above, the vast majority of new issuance over the past 12 months has been for lower-risk endeavors such as refinancing. However, some of the more recent transactions have been for more aggressive purposes. We have seen no definitive signs that the market has shifted into an overheated mode, although there have been some red flags that bear monitoring. So long as these more-aggressive types of financings remain the exception, we believe the high-yield market should remain an attractive sector based on its yield advantage and expected low-default environment.

Looking forward, we expect the interest rate environment to remain benign for the next several quarters as the Federal Reserve redoubles its efforts to revive the U.S. economy. We also expect default rates for high-yield issuers to decline further as high-yield companies reap the benefits of the tremendous cost rationalization and balance sheet improvement that has been accomplished over the past six quarters. Furthermore, we believe balance sheet improvement (i.e., refinancing activity) will continue to be a focus for many high-yield issuers, given the low level of economic activity expected over the intermediate term. In our view, this combination of factors should allow for a continuation of the positive environment for high-yield investors.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.67%

Total Net Assets (000s)	$1,354,531

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.92%

Total Net Assets (000s)	$7,559

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.04%

Total Net Assets (000s)	$135,068

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.92%	8.44%

Yield to Maturity	6.97%	7.76%

Current 30-Day Yield (Institutional Class)	4.43%	N/A

Weighted Average Maturity	6.76 years	5.69 years

Weighted Average Duration	3.39 years	3.91 years

Beta vs. BofA Merrill Lynch US High Yield Index	0.86	1.00

Portfolio Turnover Rate (Year Ended 10/31/2010)	39%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.32%

>1 to 5	29.53%

>5 to 10	65.04%

>10 to 15	2.54%

>15 to 20	1.03%

>20 to 25	0.00%

>25 yrs.	0.54%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor High-Yield Bond Fund
Institutional Class	15.67%	7.60%	8.57%	12/01/2002	$19,182
Comparative Index
BofA Merrill Lynch US High Yield	19.26%	8.98%	10.75%	—	$22,451

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor High-Yield Bond Fund
Administrative Class	15.32%	7.33%	8.32%	12/01/2002	$18,829
Investor Class	15.25%	7.19%	8.15%	12/01/2002	$18,601
Comparative Index
BofA Merrill Lynch US High Yield	19.26%	8.98%	10.75%	—	$22,451

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class); 1.02% (Administrative Class); and 1.13% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 6.7%)

BANK LOAN OBLIGATIONS—10.0%
Principal Amount (000s)		Value (000s)

AUTO COMPONENTS—0.5%
	Federal-Mogul Corporation Tranche Term Loan B
$5,233	2.198%—12/27/2014[1]	$4,652
	United Components Inc. Term Loan
3,000	6.250%—03/23/2017[1]	3,024

		7,676

CAPITAL MARKETS—0.7%
	Nuveen Investments Inc. Term Loan
8,447	3.289%—07/31/2015[1]	7,931
2,000	Second-Lien Term Loan 12.500%—11/13/2014[1]	2,176

		10,107

CHEMICALS—0.4%
	PQ Corporation Second Lien Loan
3,000	6.760%—07/30/2015[1]	2,840
	Univar Inc. Term Loan B
2,671	3.255%—10/11/2014[1]	2,666

		5,506

COMMERCIAL SERVICES & SUPPLIES—0.7%
	Adesa Inc. Initial Term Loan
814	3.010%—10/19/2013[1]	800
	Hertz Corporation Letter of Credit
624	0.339%—12/21/2012[1]	620
3,365	Term Loan B 2.010%—12/21/2012[1]	3,343

		3,963

	Rental Services Inc. Initial Term Loan
4,524	3.800%—11/30/2013[1]	4,445
	ServiceMaster Company Delayed Term Loan
1,122	2.760%—07/24/2014[1]	1,069
112	Closing Date Loan 2.773%—07/24/2014[1]	106

		1,175

		10,383

COMMUNICATIONS EQUIPMENT—0.3%
	Avaya Inc. Term Loan
4,224	3.058%—10/26/2014[1]	3,843

CONTAINERS & PACKAGING—0.3%
	Reynolds Group Issuer Inc. Incremental Term Loan D
994	2.375%—05/05/2016[1]	1,002
	Smurfit-Stone Container Corporation Term Loan
3,990	3.625%—02/22/2016[1]	4,034

		5,036

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—0.1%
	Dresser Inc. Term Loan B
$1,000	2.612%—05/04/2014[1]	$998

FOOD & STAPLES RETAILING—0.4%
	NBTY Inc. Term Loan
2,000	6.250%—10/02/2017[1]	2,029
	US FoodService Term Loan
4,073	2.760%—07/03/2014[1]	3,696

		5,725

FOOD PRODUCTS—0.2%
	Michael Foods Inc. Term Loan B
998	6.250%—06/29/2016[1]	1,018
	Pinnacle Foods Finance LLC Term Loan D
2,494	6.000%—04/02/2014[1]	2,525

		3,543

HEALTH CARE PROVIDERS & SERVICES—1.8%
	Health Management Associates Term Loan B
2,344	2.039%—02/28/2014[1]	2,299
	inVentiv Health Inc. Term Loan B
6,484	6.500%—08/04/2016[1]	6,534
	MultiPlan Inc. Term Loan B
7,926	6.500%—08/26/2017[1]	7,965
	Universal Health Services Inc. Term Loan B
10,000	0.000%—08/05/2016[2]	10,075

		26,873

HOTELS, RESTAURANTS & LEISURE—1.3%
	Isle of Capri Casino Inc. Term Loan
1,942	5.000%—11/25/2013[1]	1,903
	Las Vegas Sands LLC Term Loan
6,673	2.030%—05/23/2014[1]	6,344
	MGM Mirage Inc. Loan Class D
6,001	6.000%—10/03/2011[1]	5,997
	OSI Restaurants LLC Pre-Funded RC Loan
3,439	1.966%—06/14/2014[1]	3,246
313	Loan 2.625%—06/14/2013[1]	295

		3,541

	VML US Finance LLC Term Loan
2,125	4.780%—05/25/2012-05/25/2013[1]	2,131

		19,916

HOUSEHOLD PRODUCTS—0.3%
	Spectrum Brands Holdings Inc. Term Loan B
4,850	8.150%—06/16/2016[1]	4,956

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.4%
	Calpine Corporation First Priority Term Loan
$640	3.165%—03/29/2014[1]	$638
	GenOn Energy Inc. Term Loan B
5,000	0.000%—09/20/2017[2]	4,975

		5,613

INDUSTRIAL CONGLOMERATES—0.2%
	Tomkins plc Term Loan B
3,000	6.750%—09/21/2016[1]	3,037

INTERNET SOFTWARE & SERVICES—0.4%
	Savvis Inc. Term Loan B
4,500	6.750%—07/30/2016[1]	4,561
	US TelePacific Inc. Term Loan
2,239	9.250%—08/17/2015[1]	2,262

		6,823

IT SERVICES—0.1%
	SunGard Data Systems Inc. Term Loan B
1,237	3.971%—02/28/2016[1]	1,230

MACHINERY—0.1%
	Manitowoc Company Inc. Term Loan B
1,267	8.000%—04/14/2014[1]	1,277

MEDIA—0.8%
	Affinion Group Inc. Term Loan B
6,234	5.000%—10/09/2016[1]	6,188
	Cengage Learning Acquisitions Inc. Term Loan
1,485	2.540%—07/03/2014[1]	1,363
	Cumulus Media Inc. Replacement Term Loan
1,698	4.006%—06/11/2014[1]	1,561
	Intelsat Jackson Holding SA Loan
1,800	3.290%—02/01/2014[1]	1,716
	UPC Financing Partnership Loan
1,000	4.251%—12/30/2017[1]	976

		11,804

MULTILINE RETAIL—0.2%
	Neiman Marcus Group Inc. Term Loan
2,991	2.294%—04/06/2013[1]	2,925

OIL, GAS & CONSUMABLE FUELS—0.1%
	Venoco Inc. Second Lien Term Loan
2,403	4.313%—05/08/2014[1]	2,281

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Sensata Technologies Finance Co. Term Loan
5,709	2.030%—04/27/2013[1]	5,557

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

SPECIALTY RETAIL—0.3%
	Toys R Us Inc. Term Loan B
$5,000	6.000%—09/01/2016[1]	$5,031

TOTAL BANK LOAN OBLIGATIONS (Cost $143,565)		150,140

CONVERTIBLE BONDS—5.1%
COMMERCIAL SERVICES & SUPPLIES—0.1%
	Covanta Holding Corporation
2,000	1.000%—02/01/2027	1,955

COMMUNICATIONS EQUIPMENT—0.7%
	ADC Telecommunications Inc.
2,500	1.121%—06/15/2013[3]	2,491
2,500	3.500%—07/15/2015	2,481

		4,972

	Alcatel-Lucent USA Inc.
6,000	2.875%—06/15/2025	5,625

		10,597

COMPUTERS & PERIPHERALS—0.3%
	SanDisk Corp.
5,000	1.000%—05/15/2013	4,719

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Level 3 Communications Inc.
6,100	3.500%—06/15/2012	5,711
	Time Warner Telecom Inc.
325	2.375%—04/01/2026	380

		6,091

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
	L-1 Identity Solutions Inc.
3,025	3.750%—05/15/2027	3,040

ENERGY EQUIPMENT & SERVICES—0.4%
	Helix Energy Solutions Group Inc.
3,550	3.250%—12/15/2025	3,399
	Hornbeck Offshore Services Inc.
2,750	1.625%—11/15/2026[4]	2,447

		5,846

FOOD & STAPLES RETAILING—0.1%
	Pantry Inc.
1,750	3.000%—11/15/2012	1,676

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Hologic Inc.
4,000	2.000%—12/15/2037[4]	3,790
	Integra LifeSciences Holdings Corporation
750	2.375%—06/01/2012[5]	745
	Kinetic Concepts Inc.
650	3.250%—04/15/2015[5]	671

		5,206

HEALTH CARE PROVIDERS & SERVICES—0.2%
	LifePoint Hospitals Inc.
2,250	3.500%—05/15/2014	2,247

MACHINERY—0.4%
	ArvinMeritor Inc.
1,300	4.625%—03/01/2026[4]	1,466

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

MACHINERY—Continued
	Trinity Industries Inc.
$4,000	3.875%—06/01/2036	$3,745

		5,211

MEDIA—0.7%
	Liberty Media Corporation
1,500	3.125%—03/30/2023	1,691
	Sirius XM Radio Inc.
1,365	3.250%—10/15/2011	1,355
	The Interpublic Group of Companies Inc.
2,250	4.250%—03/15/2023	2,492
	XM Satellite Radio Inc.
4,485	7.000%—12/01/2014[5]	5,326

		10,864

OIL, GAS & CONSUMABLE FUELS—0.3%
	Patriot Coal Corporation
2,000	3.250%—05/31/2013	1,865
	Penn VA Corporation
2,000	4.500%—11/15/2012	1,970

		3,835

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Host Hotels & Resorts LP
1,000	2.625%—04/15/2027[5]	995

ROAD & RAIL—0.2%
	Avis Budget Group Inc.
2,250	3.500%—10/01/2014	2,382

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Advanced Micro Devices Inc.
3,098	6.000%—05/01/2015	3,094

SPECIALTY RETAIL—0.0%
	Penske Automotive Group Inc.
650	3.500%—04/01/2026	660

TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Iconix Brand Group Inc.
4,000	1.875%—06/30/2012	3,905

WIRELESS TELECOMMUNICATION SERVICES—0.2%
	SBA Communications Corporation
3,015	1.875%—05/01/2013	3,350

TOTAL CONVERTIBLE BONDS (Cost $66,283)		75,673

CORPORATE BONDS & NOTES—78.2%
AEROSPACE & DEFENSE—0.6%
	Alliant Techsystems Inc.
350	6.750%—04/01/2016	365
	Esterline Technologies Corporation
5,000	7.000%—08/01/2020[5]	5,337
	Moog Inc.
500	7.250%—06/15/2018	526
	RBS Global Inc.
1,500	8.500%—05/01/2018	1,583
	TransDigm Inc.
1,050	7.750%—07/15/2014	1,084

		8,895

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

AUTO COMPONENTS—2.1%
	American Axle & Manufacturing Inc.
$1,100	7.875%—03/01/2017	$1,118
2,250	9.250%—01/15/2017[5]	2,562

		3,680

	Cooper-Standard Automotive Inc
2,575	8.500%—05/01/2018[5]	2,771
	Goodyear Tire & Rubber Company
6,320	8.750%—08/15/2020	6,952
2,000	10.500%—05/15/2016	2,300

		9,252

	Lear Corporation
2,000	7.875%—03/15/2018	2,185
4,200	8.125%—03/15/2020	4,694

		6,879

	Tenneco Automotive Inc.
2,750	8.125%—11/15/2015	2,929
	TRW Automotive Inc.
1,000	7.000%—03/15/2014[5]	1,075
4,650	7.250%—03/15/2017[5]	4,975

		6,050

		31,561

BEVERAGES—0.3%
	Constellation Brands Inc.
1,000	7.250%—09/01/2016	1,105
3,750	7.250%—05/15/2017	4,130

		5,235

BIOTECHNOLOGY—0.3%
	Talecris Biotherapeutics Holdings Corporation
3,500	7.750%—11/15/2016	3,938

BUILDING PRODUCTS—0.4%
	Masco Corporation
1,500	6.125%—10/03/2016	1,538
	USG Corporation
4,000	9.500%—01/15/2018	3,960

		5,498

CAPITAL MARKETS—0.2%
	Nuveen Investments Inc.
3,150	10.500%—11/15/2015	3,308

CHEMICALS—1.7%
	Ferro Corporation
1,400	7.875%—08/15/2018	1,496
	Hexion U.S. Finance Corp.
2,500	8.875%—02/01/2018	2,697
3,050	9.000%—11/15/2020[5]	3,180

		5,877

	Huntsman International LLC
3,000	5.500%—06/30/2016	2,996
	Ineos Finance plc
1,500	9.000%—05/15/2015[5]	1,598
	Lyondell Chemical Co.
3,500	8.000%—11/01/2017[5]	3,841
	PolyOne Corporation
8,600	7.375%—09/15/2020	9,148
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	103

		25,059

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL BANKS—0.8%
	CIT Group Inc.
$11,250	7.000%—05/01/2016	$11,264
COMMERCIAL SERVICES & SUPPLIES—5.2%
	ACCO Brands Corporation
6,400	7.625%—08/15/2015	6,368
1,400	10.625%—03/15/2015	1,587

		7,955

	Ashtead Capital Inc.
2,530	9.000%—08/15/2016[5]	2,675
	Casella Waste Systems Inc.
650	9.750%—02/01/2013	657
	Cenveo Corporation
2,175	7.875%—12/01/2013	2,137
1,900	8.875%—02/01/2018	1,919

		4,056

	Corrections Corporation of America
500	7.750%—06/01/2017	546
	Geo Group Inc.
200	7.750%—10/15/2017	219
	Hertz Corporation
6,250	7.500%—10/15/2018[5]	6,469
3,500	8.875%—01/01/2014	3,614
4,475	10.500%—01/01/2016	4,783

		14,866

	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,979
1,260	7.750%—01/15/2015	1,276
1,660	8.000%—06/15/2020	1,818

		6,073

	KAR Auction Services Inc.
2,300	8.750%—05/01/2014	2,401
	RSC Equipment Rental Inc.
4,250	9.500%—12/01/2014	4,457
850	10.250%—11/15/2019	929

		5,386

	ServiceMaster Company
5,000	10.750%—07/15/2015[5]	5,387
	United Rentals North America Inc.
4,150	7.750%—11/15/2013	4,197
9,250	8.375%—09/15/2020	9,435
3,450	9.250%—12/15/2019	3,847
2,250	10.875%—06/15/2016	2,576

		20,055

	West Corporation
6,500	9.500%—10/15/2014	6,841
1,000	11.000%—10/15/2016	1,085

		7,926

		78,202

COMMUNICATIONS EQUIPMENT—0.3%
	Syniverse Technologies Inc.
500	7.750%—08/15/2013	511
	Viasat Inc.
3,150	8.875%—09/15/2016	3,442

		3,953

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CONSTRUCTION MATERIALS—0.4%
	Texas Industries Inc.
$6,000	9.250%—08/15/2020[5]	$6,345

CONSUMER FINANCE—1.4%
	Ally Financial Inc.
5,000	6.875%—08/28/2012	5,275
6,250	7.500%—09/15/2020[5]	6,781

		12,056

	Ford Motor Credit Co. LLC
5,250	8.125%—01/15/2020	6,431
	TransUnion LLC
1,600	11.375%—06/15/2018[5]	1,852

		20,339

CONTAINERS & PACKAGING—3.5%
	Ardagh Packaging Finance plc
2,500	7.375%—10/15/2017[5]	2,663
8,500	9.125%—10/15/2020[5]	9,052

		11,715

	Cascades Inc.
3,750	7.750%—12/15/2017	4,027
500	7.875%—01/15/2020	539

		4,566

	Crown Americas LLC
2,000	7.625%—05/15/2017	2,180
	Graham Packaging Co.
5,000	8.250%—01/01/2017[5]	5,213
6,900	8.250%—10/01/2018[5]	7,176
2,500	9.875%—10/15/2014	2,606

		14,995

	Greif Inc.
1,000	7.750%—08/01/2019	1,095
	Reynolds Group Issuer Inc.
8,000	7.750%—10/15/2016[5]	8,520
3,500	8.500%—05/15/2018[5]	3,596
5,500	9.000%—04/15/2019[5]	5,741

		17,857

		52,408

DIVERSIFIED CONSUMER SERVICES—1.2%
	ARAMARK Corporation
900	5.000%—06/01/2012	910
10,500	8.500%—02/01/2015	11,078

		11,988

	Education Management LLC
2,800	8.750%—06/01/2014	2,828
	Mac-Gray Corp.
450	7.625%—08/15/2015	446
	Service Corporation International
1,350	6.750%—04/01/2016	1,429
1,500	7.375%—10/01/2014	1,646
250	7.625%—10/01/2018	273

		3,348

		18,610

DIVERSIFIED FINANCIAL SERVICES—0.1%
	CIT Group Funding Company of Delaware LLC
1,500	10.250%—05/01/2016	1,556

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—5.3%
	Cincinnati Bell Inc.
$1,750	7.000%—02/15/2015	$1,772
1,750	8.250%—10/15/2017	1,785
8,500	8.750%—03/15/2018	8,266

		11,823

	Frontier Communications Corporation
2,500	8.250%—04/15/2017	2,863
3,500	8.500%—04/15/2020	4,060

		6,923

	Intelsat Jackson Holdings SA
5,175	7.250%—10/15/2020[5]	5,317
250	11.250%—06/15/2016	273

		5,590

	PAETEC Holding Corp.
3,850	8.875%—06/30/2017	4,168
5,000	9.500%—07/15/2015	5,312

		9,480

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,696
	Qwest Communications International Inc.
2,350	7.125%—04/01/2018[5]	2,509
4,000	7.500%—02/15/2014	4,100
2,650	7.500%—02/15/2014	2,716

		9,325

	TW Telecom Holdings Inc.
3,050	8.000%—03/01/2018	3,309
	Wind Acquisition Finance SA
6,800	11.750%—07/15/2017[5]	7,786
	Windstream Corporation
600	7.000%—03/15/2019	610
6,500	7.750%—10/15/2020[5]	6,922
8,300	7.875%—11/01/2017	9,109
3,000	8.125%—09/01/2018[5]	3,248
1,400	8.625%—08/01/2016	1,495

		21,384

		79,316

ELECTRIC UTILITIES—0.0%
	Ipalco Enterprises Inc.
500	7.250%—04/01/2016[5]	548

ELECTRICAL EQUIPMENT—0.3%
	Baldor Electric Company
4,365	8.625%—02/15/2017	4,681

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.8%
	Sanmina-SCI Corporation
3,500	6.750%—03/01/2013	3,548
7,600	8.125%—03/01/2016	7,847

		11,395

ENERGY EQUIPMENT & SERVICES—1.5%
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,564
	Compagnie Générale de Géophysique-Veritas
2,000	7.750%—05/15/2017	2,105
1,000	9.500%—05/15/2016	1,110

		3,215

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—Continued
	Complete Production Services Inc.
$5,000	8.000%—12/15/2016	$5,287
	Helix Energy Solutions Group Inc.
1,600	9.500%—01/15/2016[5]	1,664
	Hornbeck Offshore Services Inc.
6,750	8.000%—09/01/2017	6,877
	Key Energy Services Inc.
3,000	8.375%—12/01/2014	3,229

		21,836

FOOD & STAPLES RETAILING—1.2%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,775
	NBTY Inc.
3,000	9.000%—10/01/2018[5]	3,202
	Pantry Inc.
3,000	7.750%—02/15/2014	3,049
	Stater Brothers Holdings
1,850	7.750%—04/15/2015	1,929
500	8.125%—06/15/2012	503

		2,432

	Susser Holdings LLC
2,150	8.500%—05/15/2016	2,303
	Tops Market
4,000	10.125%—10/15/2015[5]	4,345

		18,106

FOOD PRODUCTS—1.1%
	Dole Foods Company Inc.
1,250	8.000%—10/01/2016[5]	1,334
	Michael Foods Inc.
1,500	9.750%—07/15/2018[5]	1,643
	Pinnacle Foods Finance LLC
5,000	8.250%—09/01/2017[5]	5,237
1,750	9.250%—04/01/2015	1,853
2,250	9.250%—04/01/2015[5]	2,382

		9,472

	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,846

		16,295

GAS UTILITIES—0.1%
	Amerigas Partners LP
150	7.125%—05/20/2016	157
1,000	7.250%—05/20/2015	1,038

		1,195

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
	Biomet Inc.
1,500	10.000%—10/15/2017	1,673
3,000	11.625%—10/15/2017	3,394

		5,067

	DJO Finance LLC
6,000	9.750%—10/15/2017[5]	6,270
2,000	10.875%—11/15/2014	2,202

		8,472

		13,539

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—6.1%
	Accellent Inc.
$3,000	8.375%—02/01/2017	$3,180
4,500	10.000%—11/01/2017[5]	4,478

		7,658

	AMGH Merger Sub Inc.
7,500	9.250%—11/01/2018[5]	7,800
	Capella Healthcare Inc.
4,500	9.250%—07/01/2017[5]	4,916
	Community Health Systems Inc.
3,500	8.875%—07/15/2015	3,754
	DaVita Inc.
3,000	6.375%—11/01/2018	3,075
3,250	6.625%—11/01/2020	3,352

		6,427

	HCA Inc.
2,500	5.750%—03/15/2014	2,556
2,250	6.300%—10/01/2012	2,334
7,300	6.375%—01/15/2015	7,537
1,200	6.500%—02/15/2016	1,239
2,650	7.875%—02/15/2020	2,948

		16,614

	IASIS Healthcare LLC
8,990	8.750%—06/15/2014	9,248
	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020[5]	4,230
	MultiPlan Inc.
4,250	9.875%—09/01/2018[5]	4,558
	Psychiatric Solutions Inc.
3,500	7.750%—07/15/2015	3,658
	Tenet Healthcare Corporation
10,000	8.000%—08/01/2020[5]	10,188
	UHS Escrow Corp.
2,900	7.000%—10/01/2018[5]	3,064
	Vanguard Health Holding Co. II LLC
8,500	8.000%—02/01/2018	8,999

		91,114

HOTELS, RESTAURANTS & LEISURE—4.0%
	Ameristar Casinos Inc.
1,325	9.250%—06/01/2014	1,441
	Boyd Gaming Corporation
2,590	6.750%—04/15/2014	2,519
	Isle of Capri Casino Inc.
3,250	7.000%—03/01/2014	3,095
	MCE Finance Ltd.
3,800	10.250%—05/15/2018[5]	4,308
	MGM Resorts International
4,350	6.750%—09/01/2012	4,312
325	6.750%—04/01/2013	318
4,050	8.375%—02/01/2011	4,111
2,250	9.000%—03/15/2020[5]	2,472
2,100	10.375%—05/15/2014	2,373

		13,586

	Penn National Gaming Inc.
500	6.750%—03/01/2015	512
4,500	8.750%—08/15/2019	5,006

		5,518

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Pinnacle Entertainment Inc.
$2,250	7.500%—06/15/2015	$2,250
3,700	8.625%—08/01/2017	4,005
5,000	8.750%—05/15/2020	5,019

		11,274

	Scientific Games Corporation
200	7.875%—06/15/2016[5]	207
7,400	8.125%—09/15/2018[5]	7,770

		7,977

	Speedway Motorsports Inc.
9,585	6.750%—06/01/2013	9,753
850	8.750%—06/01/2016	931

		10,684

		60,402

HOUSEHOLD DURABLES—0.4%
	Jarden Corporation
4,500	7.500%—01/15/2020	4,792
750	8.000%—05/01/2016	832

		5,624

HOUSEHOLD PRODUCTS—1.0%
	Central Garden Co.
5,500	8.250%—03/01/2018	5,802
	Sealy Mattress Co.
3,750	8.250%—06/15/2014	3,816
1,710	10.875%—04/15/2016[5]	1,964

		5,780

	Spectrum Brands Holdings Inc.
3,250	9.500%—06/15/2018[5]	3,614

		15,196

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—3.1%
	AES Corporation
2,850	8.000%—10/15/2017	3,149
	Calpine Corporation
3,655	7.250%—10/15/2017[5]	3,820
207	7.250%—10/15/2017	216
8,150	7.875%—07/31/2020[5]	8,578

		12,614

	Mirant Americas Generation LLC
10,375	8.500%—10/01/2021	10,219
	Mirant North America LLC
2,000	7.375%—12/31/2013	2,063
	NRG Energy Inc.
2,000	7.375%—01/15/2017	2,090
11,750	8.250%—09/01/2020[5]	12,514

		14,604

	RRI Energy Inc.
4,250	7.625%—06/15/2014	4,303

		46,952

INDUSTRIAL CONGLOMERATES—0.5%
	Pinafore LLC
7,650	9.000%—10/01/2018[5]	8,224

INSURANCE—0.1%
	HUB International Group Holdings Inc.
2,000	9.000%—12/15/2014[5]	2,028

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INTERNET & CATALOG RETAIL—0.3%
	QVC Inc.
$1,000	7.375%—10/15/2020[5]	$1,075
2,600	7.500%—10/01/2019[5]	2,808

		3,883

INTERNET SOFTWARE & SERVICES—0.3%
	Equinix Inc.
2,850	8.125%—03/01/2018	3,035
	GXS Worldwide Inc.
1,850	9.750%—06/15/2015	1,920

		4,955

IT SERVICES—1.1%
	Fidelity National Information Services Inc.
1,400	7.625%—07/15/2017[5]	1,522
2,600	7.875%—07/15/2020[5]	2,853

		4,375

	SunGard Data Systems Inc.
7,475	9.125%—08/15/2013	7,690
2,250	10.250%—08/15/2015	2,377
2,000	10.625%—05/15/2015	2,245

		12,312

		16,687

LEISURE EQUIPMENT & PRODUCTS—0.2%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,300

MACHINERY—1.7%
	Actuant Corporation
2,450	6.875%—06/15/2017	2,514
	Arvinmeritor Inc.
5,000	8.125%—09/15/2015	5,237
2,750	10.625%—03/15/2018	3,135

		8,372

	Manitowoc Company Inc.
3,300	9.500%—02/15/2018	3,556
	Oshkosh Corporation
2,750	8.250%—03/01/2017	3,018
	SPX Corporation
1,500	6.875%—09/01/2017[5]	1,643
	Terex Corporation
750	7.375%—01/15/2014	767
3,400	8.000%—11/15/2017	3,408
1,750	10.875%—06/01/2016	2,004

		6,179

		25,282

MEDIA—13.0%
	Affinion Group Inc.
3,600	10.125%—10/15/2013	3,721
2,500	11.500%—10/15/2015	2,663

		6,384

	Allbritton Communications Company
5,000	8.000%—05/15/2018	5,187
	Belo Corp.
2,900	8.000%—11/15/2016	3,212
	Cablevision Systems Corporation
1,000	7.750%—04/15/2018	1,096
4,050	8.000%—04/15/2020	4,501
1,000	8.625%—09/15/2017	1,134

		6,731

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	CCO Holdings Capital Corp.
$10,000	7.250%—10/30/2017[5]	$10,375
3,100	7.875%—04/30/2018[5]	3,309
2,350	8.125%—04/30/2020[5]	2,550

		16,234

	Cengage Learning Acquisitions Inc.
5,850	10.500%—01/15/2015[5]	6,084
	Clear Channel Communications Inc.
7,000	6.250%—03/15/2011	7,017
	Clear Channel Worldwide Holdings Inc.
5,550	9.250%—12/15/2017	6,072
	CSC Holdings LLC
250	7.625%—07/15/2018	278
650	8.500%—04/15/2014	728

		1,006

	Dish DBS Corp.
3,000	6.625%—10/01/2014	3,184
3,250	7.125%—02/01/2016	3,461
1,350	7.875%—09/01/2019	1,487

		8,132

	Gray Television Inc.
8,500	10.500%—06/29/2015	8,914
	Hughes Network Systems LLC
1,350	9.500%—04/15/2014	1,414
	Inmarsat Finance plc
3,000	7.375%—12/01/2017[5]	3,225
	Intelsat Corporation
250	9.250%—06/15/2016	269
	Intelsat Luxembourg SA
5,250	11.250%—02/04/2017	5,650
	Intelsat SA
3,550	6.500%—11/01/2013	3,594
	Interactive Data Corporation
7,250	10.250%—08/01/2018[5]	7,966
	Interpublic Group
1,000	10.000%—07/15/2017	1,190
	Lamar Media Corporation
1,250	6.625%—08/15/2015	1,286
4,200	6.625%—08/15/2015	4,331
3,750	7.875%—04/15/2018	4,022

		9,639

	LIN Television Corporation
6,000	6.500%—05/15/2013	6,090
	Mediacom Broadband LLC
4,135	8.500%—10/15/2015	4,342
	Mediacom Capital Corp.
10,950	9.125%—08/15/2019	11,634
	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017[5]	3,408
	Nielsen Finance LLC
4,000	0.000%/12.500%—08/01/2016[4]	4,095
4,050	7.750%—10/15/2018[5]	4,217
3,000	10.000%—08/01/2014	3,161
1,000	11.625%—02/01/2014	1,155

		12,628

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Quebecor Media Inc.
$1,476	7.750%—03/15/2016	$1,548
6,650	7.750%—03/15/2016	6,974

		8,522

	Sirius XM Radio Inc
7,750	8.750%—04/01/2015[5]	8,399
	Telesat Inc.
2,200	11.000%—11/01/2015	2,481
	Unitymedia Hessen GmbH & Co. KG
5,650	8.125%—12/01/2017[5]	5,947
	Valassis Communication Inc.
1,409	8.250%—03/01/2015	1,488
	Videotron Ltee
2,000	6.875%—01/15/2014	2,038
	Virgin Media Finance plc
3,550	9.125%—08/15/2016	3,812
3,000	9.500%—08/15/2016	3,424

		7,236

	WMG Acquisition Corp.
4,250	7.375%—04/15/2014	3,968
	WMG Holdings Corp.
1,635	9.500%—12/15/2014[4]	1,561
	XM Satellite Radio Inc.
7,000	7.625%—11/01/2018[5]	7,175

		194,837

METALS & MINING—1.3%
	AK Steel Holding Corporation
1,550	7.625%—05/15/2020	1,622
	FMG Resources (August 2006) Pty Ltd.
9,500	7.000%—11/01/2015[5]	9,785
	Foundation Coal Co.
300	7.250%—08/01/2014	304
	Steel Dynamics Inc.
1,750	6.750%—04/01/2015	1,822
250	7.375%—11/01/2012	268
3,250	7.750%—04/15/2016	3,486

		5,576

	United States Steel Corporation
2,000	7.375%—04/01/2020	2,097

		19,384

MULTILINE RETAIL—1.1%
	Bon Ton Department Stores Inc.
2,150	10.250%—03/15/2014	2,204
	Neiman Marcus Group Inc.
7,733	9.000%—10/15/2015	8,119
	Sears Holdings Corporation
5,900	6.625%—10/15/2018[5]	5,915

		16,238

OIL, GAS & CONSUMABLE FUELS—6.7%
	Arch Coal Inc.
2,000	7.250%—10/01/2020	2,200
2,000	8.750%—08/01/2016	2,255

		4,455

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Bill Barrett Corporation
$3,000	9.875%—07/15/2016	$3,315
	Chesapeake Energy Corporation
250	6.500%—08/15/2017	262
7,000	6.875%—08/15/2018	7,437

		7,699

	Consol Energy Inc.
3,500	8.000%—04/01/2017[5]	3,850
4,500	8.250%—04/01/2020[5]	5,040

		8,890

	Continential Resources Inc.
1,400	8.250%—10/01/2019	1,564
	Denbury Resources Inc.
1,250	7.500%—04/01/2013	1,273
1,000	7.500%—12/15/2015	1,043
3,088	8.250%—02/15/2020	3,459
2,000	9.750%—03/01/2016	2,275

		8,050

	El Paso Corporation
850	7.000%—06/15/2017	931
1,500	7.250%—06/01/2018	1,672

		2,603

	Exco Resources Inc.
16,000	7.500%—09/15/2018	15,840
	Ferrell Gas LP
600	6.750%—05/01/2014	611
1,400	6.750%—05/01/2014	1,424
2,550	9.125%—10/01/2017	2,830

		4,865

	Ferrellgas Partners LP
1,750	8.625%—06/15/2020	1,942
	Harvest Operations Corp.
1,000	6.875%—10/01/2017[5]	1,055
	Inergy Finance Corp.
1,200	6.875%—12/15/2014	1,233
5,000	7.000%—10/01/2018[5]	5,250
2,250	8.250%—03/01/2016	2,374

		8,857

	Mariner Energy Inc.
1,250	7.500%—04/15/2013	1,294
	Markwest Energy Partners LP
3,900	6.750%—11/01/2020	4,007
1,000	8.750%—04/15/2018	1,103

		5,110

	Patriot Coal Corporation
900	8.250%—04/30/2018	920
	Petroplus Finance Ltd.
1,400	6.750%—05/01/2014[5]	1,344
1,350	9.375%—09/15/2019[5]	1,303

		2,647

	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	1,085
250	6.875%—05/01/2018	274

		1,359

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Plains Exploration & Production Company
$2,000	7.625%—06/01/2018	$2,145
4,100	7.625%—04/01/2020	4,438
1,100	10.000%—03/01/2016	1,261

		7,844

	Range Resources Corp.
1,300	7.250%—05/01/2018	1,404
	Regency Energy Partners LP
10,000	6.875%—12/01/2018	10,525

		100,238

PAPER & FOREST PRODUCTS—0.6%
	Boise Paper Holdings LLC
1,500	8.000%—04/01/2020	1,627
1,000	9.000%—11/01/2017	1,095

		2,722

	Clearwater Paper Corporation
2,000	7.125%—11/01/2018[5]	2,100
	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,187
1,000	9.500%—06/15/2017	1,108

		4,295

		9,117

PHARMACEUTICALS—0.5%
	Valeant Pharmaceuticals International
3,000	6.750%—10/01/2017[5]	3,139
1,000	7.000%—10/01/2020[5]	1,052

		4,191

	Warner Chilcott Company LLC
3,000	7.750%—09/15/2018[5]	3,135

		7,326

PROFESSIONAL SERVICES—0.4%
	FTI Consulting Inc.
5,000	6.750%—10/01/2020[5]	5,244
500	7.750%—10/01/2016	532

		5,776

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
	Host Hotels & Resorts Inc.
5,000	6.000%—11/01/2020[5]	5,025
	Omega Healthcare Investors Inc.
500	7.000%—04/01/2014	513

		5,538

ROAD & RAIL—1.0%
	AVIS Budget Car Rental LLC
3,500	7.625%—05/15/2014	3,614
3,500	7.750%—05/15/2016	3,561
5,250	8.250%—01/15/2019[5]	5,329
1,750	9.625%—03/15/2018	1,890

		14,394

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	Advanced Micro Devices Inc.
7,250	7.750%—08/01/2020[5]	7,721
1,500	8.125%—12/15/2017	1,628

		9,349

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

SPECIALTY RETAIL—2.7%
	AutoNation Inc.
$2,500	6.750%—04/15/2018	$2,600
	Limited Brands Inc.
1,500	6.900%—07/15/2017	1,635
1,800	8.500%—06/15/2019	2,133

		3,768

	Michaels Stores Inc.
2,100	0.000%-13.000%—1/01/2016[4]	2,066
5,950	7.750%—11/01/2018[5]	5,920
7,600	11.375%—11/01/2016	8,417

		16,403

	Penske Automotive Group Inc.
7,150	7.750%—12/15/2016	7,257
	Sally Holdings LLC
200	9.250%—11/15/2014	211
	Toys R Us Inc.
4,360	7.375%—10/15/2018	4,251
	Toys R Us Property Co. LLC
1,500	8.500%—12/01/2017[5]	1,631
1,000	10.750%—07/15/2017	1,148

		2,779

	Yankee Acquisition Corp.
3,350	8.500%—02/15/2015	3,497

		40,766

TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Hanesbrands Inc.
2,150	8.000%—12/15/2016	2,338
	Levi Strauss & Co.
3,150	7.625%—05/15/2020	3,331
630	8.875%—04/01/2016	671

		4,002

		6,340

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—1.0%
	Crown Castle International Corp.
$4,700	7.125%—11/01/2019	$5,194
	Nextel Communications Inc.
3,250	7.375%—08/01/2015	3,278
	Sprint Nextel Corporation
6,200	8.375%—08/15/2017	6,866

		15,338

TOTAL CORPORATE BONDS & NOTES (Cost $1,088,287)		1,171,370

SHORT-TERM INVESTMENTS—7.0%
(Cost $104,624)
REPURCHASE AGREEMENTS
$104,624	Repurchase Agreement with State Street Corporation dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $106,718)	104,624

TOTAL INVESTMENTS—100.3% (Cost $1,402,759)		1,501,807

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(4,649)

TOTAL NET ASSETS—100.0%		$1,497,158

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security. The stated rate represents the rate in effect at October 31, 2010.

2	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $15,050 or 1% of net assets. The coupon rate will be determined at the time of settlement.

3	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

4	Step coupon security.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2010, these securities were valued at $398,080 or 27% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

Market Review

Economic policy was a major influence on fixed income markets around the world during the fiscal year. Policy makers wrestled with how long to sustain stimulus programs, which were designed to mitigate the global recession but which also carried the threat of expanding government deficits and stoking long-term inflation. The Federal Reserve kept its main policy rate unchanged, although during the first quarter of calendar year 2010 it did raise the discount rate at which member banks can borrow. Yields were held down by comments from the Fed that an increase in the federal funds rate was not imminent, given continued weakness in the economy. Policy makers in other developed economies where growth was slow, including the U.K. and the euro zone, were similarly hesitant to begin tightening and left their main policy rates unchanged to provide additional support to their economies. The Bank of Japan further cut rates at the end of the fiscal year amid stagnating exports and weakened global demand. Central banks in faster-growing economies, where inflation is more of a concern, tightened monetary policy.

Initiatives such as the Federal Reserve’s purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero, and government support for consumer-finance markets were major factors behind enhanced stability through the first half of the fiscal year. In the latter half, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and continuation of the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to anxiety. Growing budget shortfalls in peripheral Europe stoked fears that the region might derail the global economy’s recovery. As the fiscal year ended, expectations rose that the Fed would expand its balance sheet further with additional quantitative easing, which would involve the injection of cash into the economy through the purchase of Treasury bonds.

Performance

Harbor Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index for the fiscal year and continued its longer-term outperformance of the benchmark. The Fund returned 10.62% (Institutional Class) and 10.32% (Administrative Class), compared with the benchmark’s return of 8.01%. The Fund also outperformed the index for the 5 and 10 years ended October 31, 2010.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark for the 2010 fiscal year.

•

U.S. duration strategy—including an underweight to duration relative to the benchmark during the first half of the fiscal year and an overweight in the last six months—added to returns, as U.S. interest rates rose during the first half of the fiscal year and fell sharply during the second half.

•	Exposure to core Europe duration also benefited performance, as interest rates in those markets declined.

•

An underweight to the broader corporate sector relative to the benchmark detracted from performance. This was mitigated, however, by an overweight to bonds of financial companies, which outperformed as credit premiums continued to tighten.

•	Holdings of non government-agency mortgages contributed to performance amid strong demand for high-quality bonds offering extra yield over Treasury securities.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association	51.3%
U.S. Treasury Notes	37.4%
Wells Fargo & Co.	1.8%
Arkle Master Issuer plc	1.2%
Citigroup Capital	1.0%
Citigroup Inc.	1.0%
Dexia Credit Local	0.9%
International Lease Finance Corporation	0.8%
General Electric Capital Corporation	0.7%
ING Bank NV	0.7%

•

Modest emerging-market positions, including exposure to Brazilian local interest rates and Asian currencies, benefited performance, as interest rates fell worldwide and emerging-market currencies gained against the U.S. dollar.

•

A smaller-than-benchmark allocation to government agency mortgage-backed securities was negative for performance, as the sector outpaced Treasury securities of comparable duration. This negative effect was partially offset by mortgage security selection.

Outlook and Strategy

We believe the most likely outcome for the world economy will be slow growth, well below the pace of previous recoveries in developed economies, alongside faster growth in developing countries. In our view, it is a world fraught with an unusual degree of uncertainty, a wider range of potential outcomes, and higher probabilities of extreme events. While developed economies could snap back at faster rates than we anticipate, we believe that the probability of a more-robust recovery is relatively low. In fact, we believe the risks to our base-case forecast are tilted toward the downside, meaning a deflationary scenario and contraction in growth in the developed world that affects emerging economies as well.

With respect to portfolio strategy, we plan to:

•	Target longer-than-index duration, with the overweight concentrated on the relatively steep intermediate portion of the yield curve.

•	Diversify interest rate exposure to fiscally sound countries such as Canada, where rates have moved higher but in our view are unlikely to see further upward pressure.

•

Take modest exposure to Treasury Inflation-Protected Securities (TIPS), as their valuations compared to nominal bonds are relatively attractive after adjusting for the lower expected volatility of inflation-indexed bonds.

•

Add value in corporate sectors that we believe offer compelling risk-adjusted yields. These may include: senior bonds of banks; bonds of noncyclical, defensive, and asset-rich companies in the pipeline and cable sectors; and secured bonds of airlines.

•	Take advantage of relative-value opportunities across mortgage coupons.

•	Hold non government-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure and are additional sources of attractive yields.

•	Take exposure to local interest rates in Brazil, where yields remain relatively high.

•

Emphasize corporate and quasi-sovereign bonds in high-quality developing countries such as Brazil, Mexico, and Russia, which should benefit from relatively strong growth in those economies and from their sound credit fundamentals.

•	Take modest non-U.S. currency exposure, focused mainly on the Chinese renminbi and a basket of other Asian currencies.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.55%

Total Net Assets (000s)	$7,996,353

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.80%

Total Net Assets (000s)	$200,320

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.13%	4.30%

Yield to Maturity	3.39%	2.46%

Current 30-Day Yield (Institutional Class)	2.05%	N/A

Weighted Average Maturity	6.63 years	6.57 years

Weighted Average Duration	4.96 years	4.59 years

Portfolio Turnover Rate (Year Ended 10/31/2010)	675%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	67.20%

>5 to 10	25.40%

>10 to 15	1.22%

>15 to 20	1.67%

>20 to 25	0.55%

>25 yrs.	3.96%

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Bond Fund
Institutional Class	10.62%	8.24%	7.66%	12/29/1987	$20,918
Comparative Index
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	6.38%	—	$18,560

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Bond Fund
Administrative Class	10.32%	7.96%	6.69%	11/01/2002	$16,788
Comparative Index
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	5.46%	—	$15,301

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class) and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -25.6%)

ASSET-BACKED SECURITIES—1.2%
Principal Amount (000s)		Value (000s)

	Access Group Inc.
	Series 2008-1 Cl. A
$19,841	1.588%—10/27/2025[1]	$20,351
	Ally Auto Receivables Trust
	Series 2009-A Cl. A2
3,444	1.320%—03/15/2012[2]	3,453
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
273	0.316%—01/25/2037[1]	269
	Series 2005-HE2 Cl. M1
4,080	0.736%—06/25/2035[1]	4,022

		4,291

	Bank of America Credit Card Trust
	Series 2008-A1 Cl. A1
4,200	0.836%—04/15/2013[1]	4,201
9,500	Series 2008-A5 Cl. A5 1.456%—12/16/2013[1]	9,570

		13,771

	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
285	0.736%—12/25/2031[1]	144
	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
530	0.316%—11/25/2036[1]	424
	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A3B
1,994	1.737%—09/10/2012[1]	2,002
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
299	0.326%—12/25/2036[1]	200
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A1
214	0.306%—12/25/2036[1]	210
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.536%—10/25/2034[1]	95
	Magnolia Funding Ltd.
	Series 2010-1A Cl. A1
€4,685	3.000%—04/20/2017[2]	6,541

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch Mortgage Investors Inc.
	Series 2005-FM1 Cl. A1B
$2,217	0.576%—05/25/2036[1]	$2,159
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
1,219	0.569%—10/25/2034[1]	1,197
	SBI Heloc Trust
	Series 2006-1A Cl. 1A2A
45	0.426%—08/25/2036[1,2]	45
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
1,021	0.316%—12/25/2036[1]	400
	SLM Student Loan Trust
	Series 2008-2 Cl. A1
705	0.588%—01/25/2015[1]	705
1,900	Series 2010-C Cl. A2 2.906%—12/16/2019[1,2]	1,902

		2,607

	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
491	5.130%—09/01/2023	535
9,551	Series 2009-20A Cl.1 5.720%—01/01/2029	10,896
26,373	Series 2008-20H Cl.1 6.020%—08/01/2028	30,420
1,134	Series 2001-20A Cl.1 6.290%—01/01/2021	1,242

		43,093

TOTAL ASSET-BACKED SECURITIES (Cost $95,364)		100,983

BANK LOAN OBLIGATIONS—0.1%
(Cost $7,299)
	American General Finance Corporation Term Loan
7,400	7.250%—04/21/2015[1]	7,482

COLLATERALIZED MORTGAGE OBLIGATIONS—3.9%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,293	2.503%—02/25/2045[1]	1,133
	Arkle Master Issuer plc
	Series 2006-1A Cl. 4A2
96,759	0.459%—02/17/2052[1,2]	95,690
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A1B
€4,200	2.203%—05/16/2047[1,2]	5,847
11,400	Series 2010-1A Cl. A2B 2.403%—05/16/2047[1,2]	15,869

		21,716

	Bank of America Commercial Mortgage Inc.
	Series 2007-4 Cl. A4
$2,500	5.741%—02/10/2051[3]	2,686
	Bank of America Funding Corporation
	Series 2005-D Cl. A1
1,976	2.886%—05/25/2035[1]	1,934
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
577	2.962%—04/25/2033[3]	571

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$86	Series 2000-2 Cl. A1 3.591%—11/25/2030[1]	$86

		657

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,444	0.416%—02/25/2034[1]	1,905
2,871	Series 2005-4 Cl. 23A1 2.879%—05/25/2035[3]	2,240
1,450	Series 2005-7 Cl. 22A1 2.990%—09/25/2035[3]	1,111

		5,256

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[3]	2,937
700	Series 2007-PW15 Cl. A4 5.331%—02/11/2044	730
1,810	Series 2006-PW11 Cl. A4 5.456%—03/11/2039[3]	1,997
2,100	Series 2007-T26 Cl. A4 5.471%—01/12/2045[3]	2,303
6,400	Series 2007-PW18 Cl. A4 5.700%—06/13/2050	6,876
7,700	Series 2007-PW17 Cl. AAB 5.703%—06/11/2050	8,438
2,410	Series 2006-PW12 Cl. A4 5.723%—09/11/2038[3]	2,700

		25,981

	Bear Stearns Mortgage Funding Trust
	Series 2007-AR1 Cl. 2A1
196	0.326%—02/25/2037[1]	196
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	2,717
	Commercial Mortgage Pass Through Certificates
	Series 2006-C8 Cl. A4
7,700	5.306%—12/10/2046	8,094
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
20,763	0.586%—11/20/2035[1]	11,927
7,846	Series 2005-20CB Cl. 2A5 5.500%—07/25/2035	6,992

		18,919

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
938	2.608%—02/20/2036[1]	742
5,081	Series 2004-HYB9 Cl. 1A1 3.157%—02/20/2035[3]	4,471
2,978	Series 2004-22 Cl. A3 3.169%—11/25/2034[3]	2,587
46	Series 2003-10 Cl. A2 5.750%—05/25/2033	47

		7,847

	Credit Suisse Mortgage Capital Certificates
	Series 2006-C2 Cl. A3
700	5.658%—03/15/2039[3]	759
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
11,402	5.719%—02/25/2036[1]	10,868

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
$6	6.750%—08/21/2031	$6
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[3]	321
2,500	Series 2007-GG9 Cl. A4 5.444%—03/10/2039	2,677

		2,998

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
8,723	2.895%—09/25/2035[1]	8,412
3,398	Series 2005-AR7 Cl. 6A1 5.196%—11/25/2035[3]	3,336

		11,748

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
651	0.476%—05/19/2035[1]	405
	Indymac ARM Trust
	Series 2001-H2 Cl. A2
13	1.986%—01/25/2032[1]	10
	IndyMac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
3,434	2.687%—01/25/2036[3]	2,149
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[2]	11,823
5,300	Series 2006-LDP9 Cl. A3 5.336%—05/15/2047	5,586
15,100	Series 2007-LDPX Cl. A3 5.420%—01/15/2049	15,838
1,600	Series 2007-LD12 Cl. A4 5.882%—02/15/2051[3]	1,713

		34,960

	LB-UBS Commercial Mortgage Trust
	Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039	2,396
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
2,042	0.466%—02/25/2036[1]	1,552
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[3]	2,751
1,800	Series 2007-6 Cl. A4 5.485%—03/12/2051[3]	1,855

		4,606

	MLCC Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
516	0.506%—11/25/2035[1]	436
	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
1,164	0.317%—10/15/2020[1,2]	1,076
1,200	Series 2006-HQ8 Cl. A4 5.388%—03/12/2044[3]	1,320
400	Series 2007-IQ16 Cl. A4 5.809%—12/12/2049	421
12,400	Series 2007-IQ15 Cl. A4 5.880%—06/11/2049[3]	13,218

		16,035

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Morgan Stanley Re-REMIC Trust[4]
$2,100	Series 2009-GG10 Cl. A4A	$2,295
	5.808%—08/12/2045[2,3]
	Residential Funding Mortgage Securities I
	Series 2006-SA1 Cl. 2A1
892	5.590%—02/25/2036[3]	629
	Sovereign Commercial Mortgage Securities Trust
	Series 2007-C1 Cl. A2
1,063	5.790%—07/22/2030[2,3]	1,106
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
2,198	0.506%—07/19/2035[1]	1,898
	Structured Asset Securities Corporation
	Series 2001-21A Cl. 1A1
35	2.336%—01/25/2032[1]	31
34	Series 2002-1A Cl. 4A 2.756%—02/25/2032[1]	33

		64

	Thornburg Mortgage Securities Trust
	Series 2006-6 Cl. A1
1,991	0.366%—11/25/2046[1]	1,940
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
8,945	0.346%—09/15/2021[1,2]	8,295
2,600	Series 2007-C32 Cl. A4FL 0.431%—06/15/2049[1,2]	1,519
2,000	Series 2006-C29 Cl. A4 5.308%—11/15/2048	2,171
11,800	Series 2006-C23 Cl. A5 5.416%—01/15/2045[3]	12,818

		24,803

	Washington Mutual Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
699	0.546%—10/25/2045[1]	570
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR2 Cl. A1
3,537	4.339%—03/25/2036[3]	3,148

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $303,514)		318,207

CONVERTIBLE BONDS—0.5%
	Chesapeake Energy Corporation
2,100	2.250%—12/15/2038	1,609
	Transocean Inc.
37,600	1.500%—12/15/2037	37,036

TOTAL CONVERTIBLE BONDS (Cost $36,542)		38,645

CONVERTIBLE PREFERRED STOCKS—0.0%
Shares
AUTOMOBILES—0.0%
36,000	Motors Liquidation Company	311

INSURANCE—0.0%
363,200	American International Group Inc.	2,670

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,900)		2,981

CORPORATE BONDS & NOTES—23.7%
Principal Amount (000s)		Value (000s)

	AK Transneft OJSC Via TransCapitalInvest Ltd.
$2,200	8.700%—08/07/2018[2]	$2,770
	Allstate Life Global Funding Trusts MTN[5]
4,600	5.375%—04/30/2013	5,093
	Ally Financial Inc.
3,800	2.200%—12/19/2012	3,939
4,800	6.000%—12/15/2011	4,956
2,000	6.625%—05/15/2012	2,058
6,400	6.875%—09/15/2011-08/28/2012	6,652
2,200	7.000%—02/01/2012	2,305
7,100	7.500%—09/15/2020[2]	7,703
8,000	8.000%—11/01/2031	8,780
8,500	8.300%—02/12/2015[2]	9,286

		45,679

	Ally Financial Inc. MTN[5]
€4,500	5.375%—06/06/2011	6,373
	Altria Group Inc.
6,500	4.125%—09/11/2015	7,027
	American Airlines Pass Through Trust
21	6.978%—04/01/2011	21
	American Express Bank FSB
400	0.406%—06/12/2012[1]	397
6,500	5.500%—04/16/2013	7,093
9,500	6.000%—09/13/2017	10,890

		18,380

	American Express Centurion Bank MTN[5]
9,500	6.000%—09/13/2017	10,890
	American Express Company
6,400	7.000%—03/19/2018	7,699
	American Express Credit Corporation MTN[5]
100	0.436%—12/02/2010[1]	100
4,400	5.875%—05/02/2013	4,846

		4,946

	American General Finance Corporation MTN[5]
3,100	0.542%—12/15/2011[1]	2,875
900	4.000%—03/15/2011	896
10,000	5.375%—10/01/2012	9,550
1,600	5.400%—12/01/2015	1,308

		14,629

	American International Group Inc.
€5,300	4.875%—03/15/2067[3]	5,957
$5,600	5.050%—10/01/2015	5,888
€8,300	8.000%—05/22/2038[3]	11,696
$1,100	8.250%—08/15/2018	1,319
£1,400	8.625%—05/22/2038[3]	2,322

		27,182

	American International Group Inc. MTN[5]
$7,000	0.391%—03/20/2012[1]	6,808
4,900	4.000%—09/20/2011	6,871
2,000	4.900%—06/02/2014	1,951
1,800	4.950%—03/20/2012	1,883
4,000	5.000%—06/26/2017	5,511
100	5.375%—10/18/2011	104
2,100	5.850%—01/16/2018	2,231

		25,359

	Amgen Inc.
24,000	6.900%—06/01/2038	29,837

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Anheuser-Busch Cos Inc.
$200	5.500%—01/15/2018	$227
	ANZ National International Ltd. MTN[5]
6,200	6.200%—07/19/2013[2]	6,936
	AstraZeneca plc
1,700	5.900%—09/15/2017	2,038
1,600	6.450%—09/15/2037	1,959

		3,997

	AT&T Inc.
4,200	4.950%—01/15/2013	4,564
5,000	5.500%—02/01/2018	5,830
2,900	6.300%—01/15/2038	3,202

		13,596

	BAC Capital Trust VII
£2,400	5.250%—08/10/2035	2,859
	Banco Santander Chile
$12,300	1.539%—04/20/2012[1,2]	12,301
	Bank of America Corp.
33,200	6.500%—08/01/2016	37,066
5,000	8.000%—12/29/2049[3]	5,053

		42,119

	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[2]	2,331
	Bank of India/London MTN[5]
3,800	4.750%—09/30/2015	3,915
	Bank of Montreal
4,700	2.850%—06/09/2015[2]	4,973
	Bank of Nova Scotia
5,200	1.650%—10/29/2015[2]	5,207
	Bank of Scotland plc MTN[5]
6,300	0.352%—12/08/2010[1,2]	6,298
	Barclays Bank plc
26,700	5.450%—09/12/2012	28,948
	Bear Stearns Companies LLC
4,971	6.400%—10/02/2017	5,805
	Bear Stearns Companies LLC MTN[5]
14,831	6.950%—08/10/2012	16,369
	BM&FBovespa SA
2,000	5.500%—07/16/2020[2]	2,150
	BNP Paribas
9,600	5.186%—06/29/2049[2,3]	9,264
	BPCE SA
2,100	2.375%—10/04/2013[2]	2,120
	C10 Capital SPV Ltd.
3,100	6.722%—12/31/2049[2,3]	2,167
	Cellco Partnership/Verizon Wireless Capital LLC
1,600	2.946%—05/20/2011[1]	1,623
	CIT Group Inc.
9,400	7.000%—05/01/2013-05/01/2014	9,522
	Citibank N.A.
7,700	1.750%—12/28/2012	7,909
	Citigroup Capital XXI
77,799	8.300%—12/21/2057[3]	81,786
	Citigroup Inc.
6,000	2.384%—08/13/2013[1]	6,054
1,700	5.300%—10/17/2012	1,813
32,600	5.500%—08/27/2012-04/11/2013	35,257

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

$3,000	5.625%—08/27/2012	$3,175
1,100	5.850%—07/02/2013	1,196
12,200	6.000%—02/21/2012-08/15/2017	13,198
5,600	6.125%—08/25/2036	5,430
8,200	8.500%—05/22/2019	10,313

		76,436

	Citigroup Inc. MTN[5]
€2,000	4.750%—05/31/2017[3]	2,709
	Comcast Corporation
$1,200	5.875%—02/15/2018	1,389
1,200	6.450%—03/15/2037	1,323

		2,712

	Countrywide Financial Corporation MTN[5]
2,000	0.858%—05/07/2012[1]	1,974
	CSN Islands XI Corp.
2,500	6.875%—09/21/2019	2,784
4,200	6.875%—09/21/2019[2]	4,678

		7,462

	Dell Inc.
8,800	5.650%—04/15/2018	10,001
	Deutsche Bank AG
8,400	6.000%—09/01/2017	9,811
	Dexia Credit Local
49,500	0.693%—03/05/2013[1,2]	49,360
23,000	0.768%—04/29/2014[1,2]	22,931

		72,291

	El Paso Corporation MTN[5]
200	8.050%—10/15/2030	216
	Electricite de France NT
5,100	5.500%—01/26/2014[2]	5,762
5,100	6.500%—01/26/2019[2]	6,322
5,100	6.950%—01/26/2039[2]	6,501

		18,585

	Enel Finance International SA
11,400	6.250%—09/15/2017[2]	13,246
	Fifth Third Bancorp
21,900	8.250%—03/01/2038	25,739
	Ford Motor Credit Co. LLC
10,500	3.039%—01/13/2012[1]	10,606
5,530	7.250%—10/25/2011	5,806
4,700	7.375%—02/01/2011	4,766
9,700	7.500%—08/01/2012	10,420
1,800	7.800%—06/01/2012	1,941
2,200	8.000%—12/15/2016	2,578

		36,117

	Fortis Bank Nederland Holding NV MTN[5]
€3,000	3.000%—04/17/2012	4,276
	Gazprom OAO Via Morgan Stanley Bank AG
$200	9.625%—03/01/2013	229
	Gazprom Via Gaz Capital SA
900	6.212%—11/22/2016[2]	960
1,400	8.125%—07/31/2014	1,590

		2,550

	Gazprom Via Gazprom International SA
116	7.201%—02/01/2020	125
	Gazprom Via White Nights Finance BV MTN[5]
1,900	10.500%—03/08/2014-03/25/2014	2,287

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	General Electric Capital Corporation
€14,500	5.500%—09/15/2067[2,3]	$18,163
	General Electric Capital Corporation MTN[5]
$23,519	0.381%—03/20/2013[1]	22,990
1,500	0.490%—01/08/2016[1]	1,410
7,700	2.000%—09/28/2012	7,930
7,700	2.125%—12/21/2012	7,971
6,400	5.875%—01/14/2038	6,531
6,300	6.875%—01/10/2039	7,268

		54,100

	Gerdau Holdings Inc.
8,700	7.000%—01/20/2020[2]	9,907
	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[2]	2,189
	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[2,3]	4,802
	Goldman Sachs Group Inc.
22,200	5.950%—01/18/2018	24,707
5,200	6.150%—04/01/2018	5,831
9,100	6.250%—09/01/2017	10,298

		40,836

	Goldman Sachs Group Inc. MTN[5]
€400	6.375%—05/02/2018	616
	HSBC Holdings plc
$1,700	6.500%—05/02/2036	1,822
	ING Bank NV MTN[5]
55,800	1.089%—03/30/2012[1,2]	55,638
	International Lease Finance Corporation
4,331	4.750%—01/13/2012	4,401
3,000	6.375%—03/25/2013	3,105
4,600	6.750%—09/01/2016[2]	5,037

		12,543

	International Lease Finance Corporation MTN[5]
2,240	0.639%—07/13/2012[1]	2,100
€23,400	1.274%—08/15/2011[1]	31,828
$900	4.950%—02/01/2011	909
26,711	5.300%—05/01/2012	27,245
10,000	5.450%—03/24/2011	10,100

		72,182

	Intesa Sanpaolo
40,000	2.375%—12/21/2012	40,105
	JP Morgan Chase & Co.
24,227	6.625%—03/15/2012	26,032
6,200	7.900%—04/29/2049[3]	6,632

		32,664

	JP Morgan Chase Bank N.A.
7,000	6.000%—10/01/2017	7,978
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036	778
	KeyCorp. MTN[5]
2,300	6.500%—05/14/2013	2,532
	LBG Capital No. 1 plc. MTN[5]
800	8.500%—12/29/2049[2,3]	748	[z]
	Leaseplan Corporation NV MTN[5]
€1,500	3.125%—02/10/2012	2,134
	Lehman Brothers Holdings, Inc.
$11,900	0.000%—08/21/2009[6]*	2,588

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Lehman Brothers Holdings Inc. MTN[5]
$11,800	0.000%—12/23/2008-05/25/2010[6]*	$2,574
€8	0.000%—04/05/2011[6]*	2
$3,400	0.000%—07/18/2011[6]*	740
13,270	0.000%—01/26/2017[6]*	2,886
€1,100	5.125%—06/27/2014*	337
$5,000	5.625%—01/24/2013*	1,144
2,200	6.875%—05/02/2018*	514

		8,197

	Lloyds TSB Bank plc MTN[5]
47,100	5.800%—01/13/2020[2]	50,496
	Merrill Lynch & Co. Inc.
12,700	1.016%—05/02/2017[1]	11,403
	Merrill Lynch & Co. Inc. MTN[5]
5,100	6.400%—08/28/2017	5,564
17,700	6.875%—04/25/2018	19,895

		25,459

	MetLife Inc.
1,600	6.400%—12/15/2036	1,576
	Metropolitan Life Global Funding I
35,500	0.689%—07/13/2011[1,2]	35,559
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[2]	3,696
	Morgan Stanley MTN[5]
€4,300	1.218%—03/01/2013[1]	5,708
3,000	1.222%—04/13/2016[1]	3,743
3,000	1.300%—07/20/2012[1]	4,023

		13,474

	MUFG Capital Finance 5 Ltd.
£1,261	6.299%—06/29/2049[3]	1,933
	National Australia Bank Ltd.
$5,100	5.350%—06/12/2013[2]	5,603
	Nationwide Building Society
9,500	6.250%—02/25/2020[2]	10,457
	Nationwide Life Global Funding I MTN[5]
43,200	5.450%—10/02/2012[2]	44,911
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2]	4,318
	Noble Group Ltd.
4,800	6.750%—01/29/2020[2]	5,355
	Noble Group Ltd. MTN[5]
2,100	4.875%—08/05/2015[2]	2,224
	Nomura Europe Finance NV MTN[5]
20,100	0.441%—07/05/2011[1]	19,926
	Oracle Corporation
10,200	4.950%—04/15/2013	11,247
10,000	5.750%—04/15/2018	11,884

		23,131

	Pacific LifeCorp
2,300	6.000%—02/10/2020[2]	2,470
	Peabody Energy Corp.
1,500	7.875%—11/01/2026	1,703
	Petroleos Mexicanos
20,100	8.000%—05/03/2019	25,931
	Petroleum Export Ltd.
189	5.265%—06/15/2011[2]	188

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Philip Morris International Inc.
$3,000	5.650%—05/16/2018	$3,549
	President and Fellows of Harvard College
40,500	6.500%—01/15/2039[2]	50,380
	Pricoa Global Funding I
5,200	0.489%—09/27/2013[1,2]	5,121
	Pricoa Global Funding I MTN[5]
6,200	0.388%—01/30/2012[1,2]	6,160
	Principal Life Income Funding Trusts MTN[5]
4,100	5.300%—04/24/2013	4,504
6,400	5.550%—04/27/2015	7,093

		11,597

	Qtel International Finance Ltd.
400	3.375%—10/14/2016[2]	401
700	4.750%—02/16/2021[2]	702

		1,103

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	44
	Qwest Corporation
300	7.500%—06/15/2023	303
2,400	7.625%—06/15/2015	2,778

		3,081

	Ras Laffan Liquefied Natural Gas Co. Ltd. III
2,600	5.500%—09/30/2014	2,875
1,800	5.838%—09/30/2027[2]	1,978

		4,853

	Resona Bank Ltd.
800	5.850%—09/29/2049[2,3]	796
	Rohm and Haas Co.
2,500	6.000%—09/15/2017	2,800
	Royal Bank of Scotland Group plc
5,700	7.640%—03/29/2049	4,453
	Royal Bank of Scotland plc
22,900	0.784%—04/08/2011[1,2]	22,914
2,300	2.625%—05/11/2012[2]	2,349
9,800	3.000%—12/09/2011[2]	10,055
11,200	3.950%—09/21/2015	11,553

		46,871

	Royal Bank of Scotland plc MTN[5]
1,300	4.875%—08/25/2014[2]	1,393
	Santander US Debt SA Unipersonal
44,600	1.089%—03/30/2012[1,2]	44,031
	Shell International Finance BV
3,700	5.500%—03/25/2040	4,092
	Siemens Financieringsmaatschappij NV
18,000	5.500%—02/16/2012[2]	19,046
	SLM Corporation MTN[5]
10,900	0.588%—01/27/2014[1]	9,689
€8,800	1.079%—12/15/2010[1]	12,217
5,300	3.125%—09/17/2012	7,122

		29,028

	State Bank of India
$8,100	4.500%—07/27/2015[2]	8,476
	State Street Capital Trust III
4,500	8.250%—01/29/2049[3]	4,585

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	State Street Capital Trust IV
$700	1.292%—06/15/2037[1]	$520
	Sun Life Financial Global Funding LP
24,500	0.447%—07/06/2011[1,2]	24,350
	Suntrust Bank MTN[5]
€7,200	0.989%—12/20/2011[1]	9,638
	Swedbank AB MTN[5]
200	3.625%—12/02/2011	285
	Sydney Airport Finance Co. Pty Ltd.
$1,200	5.125%—02/22/2021[2]	1,215
	Target Corporation
7,900	5.125%—01/15/2013	8,625
	TNK-BP Finance SA
900	6.125%—03/20/2012[2]	943
	TNK-BP Finance SA MTN[5]
3,100	7.500%—07/18/2016	3,449
	Total Capital SA
2,700	4.450%—06/24/2020	2,957
	TransCanada Pipelines Ltd.
2,400	7.625%—01/15/2039	3,151
	UAL 2009-1 Pass Through Trust
2,241	10.400%—11/01/2016	2,533
	UBS AG MTN[5]
6,400	1.439%—02/23/2012[1]	6,453
3,600	5.750%—04/25/2018	4,090
3,200	5.875%—12/20/2017	3,673

		14,216

	UFJ Finance Aruba AEC
200	6.750%—07/15/2013	228
	Union Pacific Corp.
9,400	5.700%—08/15/2018	10,947
	UnitedHealth Group Inc.
3,700	4.875%—02/15/2013	3,980
	US Bank Capital IX
8,900	6.189%—10/29/2049[3]	7,075
	Vale Overseas Ltd.
900	6.250%—01/23/2017	1,043
4,000	6.875%—11/21/2036-11/10/2039	4,600

		5,643

	Verizon Communications Inc.
400	5.250%—04/15/2013	442
	Virginia Electric and Power Company
600	6.350%—11/30/2037	707
	Wachovia Corporation
1,600	5.625%—10/15/2016	1,786
	Wachovia Corporation MTN[5]
10,200	5.750%—02/01/2018	11,592
	Waha Aerospace BV
2,500	3.925%—07/28/2020[2]	2,557
	Wells Fargo & Co.
135,800	7.980%—03/29/2049[3]	143,269
	Westpac Banking Corporation
1,000	0.769%—07/16/2014[1,2]	1,006
5,100	3.585%—08/14/2014[2]	5,494

		6,500

TOTAL CORPORATE BONDS & NOTES (Cost $1,798,391)		1,943,475

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—2.5%
Principal Amount (000s)			Value (000s)

		Banco Nacional de Desenvolvimento Economico e Social MTM
	€2,300	4.125%—09/15/2017[2]	$3,160
		Brazil Notas do Tesouro Nacional Série F
R$	12	10.000%—01/01/2012	71
	240	10.000%—01/01/2017	1,340

			1,411

		Canada Housing Trust No 1
CAD$	14,200	3.350%—12/15/2020[2]	14,151
		Canadian Government Bond
	18,600	2.000%—12/01/2014	18,392
	18,800	2.500%—09/01/2013	18,919
	2,500	4.500%—06/01/2015	2,734

			40,045

		China Development Bank Corporation
	$100	5.000%—10/15/2015	113
		Corp Nacional del Cobre de Chile
	500	6.150%—10/24/2036[2]	572
	4,000	7.500%—01/15/2019[2]	5,062

			5,634

		Export-Import Bank of China Ltd.
	600	4.875%—07/21/2015[2]	670
		Export-Import Bank of Korea
	2,300	4.000%—01/29/2021	2,268
	12,300	4.125%—09/09/2015	12,964
	3,700	5.125%—06/29/2020	4,017

			19,249

		IndianOil Corporation Ltd.
	7,400	4.750%—01/22/2015	7,823
		Korea Development Bank
	18,600	4.375%—08/10/2015	20,048
		Korea Housing Finance Corporation
	2,200	4.125%—12/15/2015[2]	2,325
		Mexico Government International Bond MTN[5]
	€5,500	4.250%—07/14/2017	7,891
	$4,400	6.050%—01/11/2040	5,082

			12,973

		Panama Government International Bond
	1,400	7.250%—03/15/2015	1,701
		Petroleos Mexicanos
	17,700	5.500%—01/21/2021	19,332
	9,400	6.000%—03/05/2020	10,659

			29,991

		Province of Ontario Canada
CAD$	3,700	1.875%—09/15/2015	3,741
	7,100	4.200%—06/02/2020	7,348
	4,000	4.600%—06/02/2039	4,201
	6,100	4.700%—06/02/2037	6,418

			21,708

		Province of Quebec Canada
	$400	4.500%—12/01/2020	420
		Societe Financement de l’Economie Francaise
	3,000	0.489%—07/16/2012[1,2]	3,009
	€5,500	2.125%—05/20/2012	7,771

			10,780

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Swedish Housing Finance Corporation
$14,900	3.125%—03/23/2012[2]	$15,427

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $195,999)		207,629

MORTGAGE PASS-THROUGH—44.0%
	Federal Home Loan Mortgage Corp.
48	2.643%—06/01/2024[1]	51
44,656	4.500%—05/01/2039-09/01/2040	46,823
757	4.991%—08/01/2035[1]	803
11,833	5.500%—02/01/2038-07/01/2038	12,821
59,515	6.000%—07/01/2016-08/01/2038	64,664

		125,162

	Federal Home Loan Mortgage Corp. REMIC[4]
10,260	0.406%—07/15/2019-08/15/2019[1]	10,245
2,453	0.556%—05/15/2036[1]	2,459
158	0.706%—11/15/2030[1]	158
	Series 2003-25 Cl. KP
3,054	5.000%—04/25/2033	3,381
276	8.000%—08/15/2022	329
49	9.000%—12/15/2020	54

		16,626

	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
324	1.570%—02/25/2045[1]	329
	Series E3 Cl. A
1,076	3.639%—08/15/2032[3]	1,102

		1,431

	Federal Home Loan Mortgage Corp. TBA[7]
30,000	4.500%—10/13/2040-11/10/2040	31,431
	Federal Housing Authority Project
60	7.400%—02/01/2021	60	[z]
2,422	7.450%—05/01/2021	2,422	[z]

		2,482

	Federal National Mortgage Association
965	1.753%—10/01/2040[1]	982
6,807	2.684%—06/01/2035[1]	7,130
3,419	2.701%—08/01/2035[1]	3,585
413,186	4.500%—07/01/2033-11/01/2040	434,280
15,388	5.000%—03/01/2035	16,454
714	5.008%—05/01/2035[1]	762
159,697	5.500%—02/01/2023-12/01/2039	172,765
848,846	6.000%—07/01/2016-03/01/2040	923,991
	Series 2003-W1 Cl. 1A1
467	6.500%—12/25/2042	535

		1,560,484

	Federal National Mortgage Association REMIC[4]
	Series 2007-30 Cl. AF
5,959	0.566%—04/25/2037[1]	5,957
	Series 2005-75 Cl. FL
11,024	0.706%—09/25/2035[1]	11,028
	Series 2006-5 Cl. 3A2
392	2.698%—05/25/2035[1]	421

		17,406

	Federal National Mortgage Association TBA[7]
329,700	4.000%—11/10/2040-12/13/2040	339,319
1,030,900	4.500%—11/10/2040	1,082,445
225,400	5.000%—08/12/2040-11/10/2040	239,594
164,700	5.500%—11/16/2025-11/10/2040	176,934

		1,838,292

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Government National Mortgage Association I
$8	6.000%—09/15/2040	$8
	Government National Mortgage Association II
505	2.625%—08/20/2022-07/20/2027[1]	524
796	2.750%—02/20/2032[1]	818
359	3.125%—12/20/2024-11/20/2029[1]	373
215	3.375%—03/20/2017-01/20/2025[1]	223
3	4.750%—07/20/2024[1]	3

		1,941

	Government National Mortgage Association TBA[7]
6,000	6.000%—11/18/2040	6,585

TOTAL MORTGAGE PASS-THROUGH (Cost $3,561,626)		3,601,848

MUNICIPAL BONDS—2.3%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030	2,352
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,324
	California State
2,200	5.650%—04/01/2039	2,371
7,800	7.500%—04/01/2034	8,144
5,300	7.550%—04/01/2039	5,543
5,000	7.950%—03/01/2036	5,247

		21,305

	California State University
3,900	6.434%—11/01/2030	4,153
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,409
800	6.300%—12/01/2021	893
11,200	6.899%—12/01/2040	11,675

		14,977

	Clark County Nevada
19,000	6.350%—07/01/2029	19,728
4,200	6.820%—07/01/2045	4,487

		24,215

	Illinois State
6,400	4.071%—01/01/2014	6,607
2,500	6.725%—04/01/2035	2,434
1,000	6.900%—03/01/2035	984

		10,025

	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	14,001
	Los Angeles Unified School District
2,000	5.713%—06/01/2039	1,963
	New York City Municipal Water Finance Authority
1,000	6.011%—06/15/2042	1,068
	New York City, NY
49,100	6.246%—06/01/2035	50,835
	North Las Vegas City, NV
24,000	6.572%—06/01/2040	24,387
	Public Power Generation Agency of Nebraska
600	7.242%—01/01/2041	623
	San Antonio City, TX
3,400	4.750%—05/15/2037	3,458

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)

	University of California
$15,700	6.270%—05/15/2031	$15,927

TOTAL MUNICIPAL BONDS (Cost $184,805)		191,613

PREFERRED STOCKS—0.0%
(Cost $1,414)

Shares
COMMERCIAL BANKS—0.0%
28,000	CoBank ACB[2]	1,287

U.S. GOVERNMENT AGENCIES—9.6%
Principal Amount (000s)
	Federal Home Loan Banks
$29,600	0.875%—08/22/2012	29,873
	Federal Home Loan Mortgage Corp.
4,800	0.515%—11/26/2012	4,810
7,400	0.875%—10/28/2013	7,455
14,200	2.500%—01/07/2014-04/23/2014	15,029
38,900	3.500%—05/29/2013	41,863
15,700	4.375%—07/17/2015	17,926
4,000	4.500%—01/15/2013-01/15/2014	4,417
4,000	4.875%—11/15/2013	4,516
27,900	5.000%—02/16/2017-04/18/2017	31,944
3,200	5.250%—04/18/2016	3,815
4,700	5.500%—07/18/2016	5,693

		137,468

	Federal Home Loan Mortgage Corp. MTN[5]
43,200	1.000%—08/28/2012	43,694
	Federal National Mortgage Association
50,700	0.500%—10/30/2012	50,800
120,200	0.750%—12/18/2013	120,481
159,000	1.000%—12/27/2012-09/23/2013	160,859
47,700	1.125%—09/30/2013	48,407
48,600	1.625%—10/26/2015	49,122
4,000	1.750%—02/22/2013	4,118
5,000	2.500%—05/15/2014	5,289
9,700	2.750%—02/05/2014-03/13/2014	10,343
8,300	3.000%—09/16/2014	8,946
24,600	4.125%—04/15/2014	27,408
23,800	4.375%—03/15/2013-10/15/2015	26,084
19,100	4.625%—10/15/2013	21,344
100	4.875%—12/15/2016	118
17,500	5.000%—03/15/2016-05/11/2017	20,632
19,200	5.375%—06/12/2017-04/11/2022	21,423

		575,374

TOTAL U.S. GOVERNMENT AGENCIES (Cost $783,595)		786,409

U.S. GOVERNMENT OBLIGATIONS—37.8%
	U.S. Treasury Bonds
21,200	9.875%—11/15/2015	30,241

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	U.S. Treasury Inflation Indexed Bonds
$3,503	1.250%—07/15/2020[8]	$3,767
6,148	1.750%—01/15/2028[8]	6,817
13,529	2.000%—01/15/2026[8]	15,498
13,635	2.125%—02/15/2040[8]	16,021
22,164	2.375%—01/15/2025-01/15/2027[8]	26,600
29,792	2.500%—01/15/2029[8]	36,744
2,160	3.625%—04/15/2028[8]	3,009
10,623	3.875%—04/15/2029[8]	15,415

		123,871

	U.S. Treasury Notes
3,800	0.010%—10/31/2015	3,814
821,100	0.500%—10/15/2013[9]	821,228
225,600	0.750%—08/15/2013[9]	227,468
337,900	0.750%—09/15/2013	340,619
72,700	1.000%—07/15/2013	73,790
24,000	1.125%—06/15/2013	24,433
10,800	1.375%—01/15/2013-03/15/2013	11,040
19,400	1.750%—07/31/2015	19,981
253,300	1.875%—06/30/2015-09/30/2017	260,284
183,400	2.125%—11/30/2014-05/31/2015	192,267
106,500	2.375%—07/31/2017	110,178
123,200	2.500%—04/30/2015	131,275
255,300	2.500%—06/30/2017[9]	266,509
209,800	2.750%—11/30/2016-05/31/2017	223,361
44,400	3.000%—02/28/2017	47,896
123,700	3.125%—10/31/2016-04/30/2017	134,235
48,500	3.250%—12/31/2016	53,104

		2,941,482

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $3,045,831)		3,095,594

SHORT-TERM INVESTMENTS—8.9%
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—8.9%
$484,000	Repurchase Agreement with Barclay’s Capital dated October 29, 2010 due November 01, 2010 at 0.230% collateralized by U.S. Treasury Notes (market value $493,035)	$484,000
245,000	Repurchase Agreement with Toronto-Dominion Bank October 29, 2010 due November 01, 2010 at 0.230% collateralized by U.S. Treasury Notes (market value $245,889)	245,000

		729,000

U.S. TREASURY BILLS—0.0%
	U.S. Treasury Bills
350	0.126%—01/27/2011[9]	350
1,291	0.135%—01/13/2011[9]	1,290
40	0.137%—01/13/2011[9]	40
230	0.150%—12/09/2010[9]	230

		1,910

TOTAL SHORT-TERM INVESTMENTS (Cost $730,910)		730,910

TOTAL INVESTMENTS—134.5% (Cost $10,764,190)		11,027,063
CASH AND OTHER ASSETS, LESS LIABILITIES—(34.5)%		(2,830,390)

TOTAL NET ASSETS—100.0%		$8,196,673

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	39	€9,750	12/2011	$(8)
Euribor Interest Rate-3 month (Buy)	40	10,000	03/2012	(9)
Euribor Interest Rate-3 month (Buy)	39	9,750	06/2012	(9)
Euribor Interest Rate-3 month (Buy)	40	10,000	09/2012	(9)
Eurodollar Futures-CME 90-day (Buy)	6,781	$1,695,250	03/2011	5,588
Eurodollar Futures-CME 90-day (Buy)	2,941	735,250	06/2011	1,382
Eurodollar Futures-CME 90-day (Buy)	547	136,750	09/2011	473
Eurodollar Futures-CME 90-day (Buy)	696	174,000	12/2011	389
Eurodollar Futures-CME 90-day (Buy)	828	207,000	03/2012	457
Eurodollar Futures-CME 90-day (Buy)	580	145,000	06/2012	534
Eurodollar Futures-CME 90-day (Buy)	427	106,750	09/2012	109
Eurodollar Futures-CME 90-day (Buy)	115	28,750	12/2012	13
Eurodollar Futures-CME 90-day (Buy)	103	25,750	03/2013	1
Eurodollar Futures-CME 90-day (Buy)	115	28,750	06/2013	(7)
Eurodollar Futures-CME 90-day (Buy)	95	23,750	09/2013	(7)
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	127	£15,875	12/2011	(17)
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	127	15,875	03/2012	(22)
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	127	15,875	06/2012	(19)
United Kingdom Pound Sterling Interest Rate-3 month (Buy)	126	15,750	09/2012	(17)

				$8,822

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2010

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Citibank N.A.	$18,261	$18,388	12/2010	$(127)
Brazilian Real (Buy)	HSBC Bank USA, N.A.	106,889	102,043	12/2010	4,846
Brazilian Real (Buy)	HSBC Bank USA, N.A.	133,796	136,670	03/2011	(2,874)
Brazilian Real (Buy)	Morgan Stanley & Co. Inc.	25,339	24,094	12/2010	1,245
Brazilian Real (Buy)	Morgan Stanley & Co. Inc.	717	700	09/2011	17
Brazilian Real (Buy)	Royal Bank of Scotland plc	3,930	3,800	12/2010	130
Brazilian Real (Sell)	HSBC Bank USA, N.A.	136,157	139,226	12/2010	3,069
British Pound Sterling (Buy)	Citibank N.A.	13,134	12,845	12/2010	289
British Pound Sterling (Buy)	Royal Bank of Scotland plc	6,668	6,567	12/2010	101
British Pound Sterling (Sell)	Credit Suisse AG, London	509	500	12/2010	(9)
British Pound Sterling (Sell)	Morgan Stanley & Co. Inc.	4,296	4,225	12/2010	(71)
British Pound Sterling (Sell)	Royal Bank of Scotland plc	1,121	1,102	12/2010	(19)
British Pound Sterling (Sell)	UBS AG	28,232	27,458	12/2010	(774)
Canadian Dollar (Buy)	Bank of America N.A.	1,922	1,900	11/2010	22
Canadian Dollar (Buy)	Barclays Bank plc	6,434	6,413	11/2010	21
Canadian Dollar (Buy)	BNP Paribas SA	1,897	1,900	11/2010	(3)
Canadian Dollar (Buy)	BNP Paribas SA	4,125	4,100	11/2010	25
Canadian Dollar (Buy)	Citibank N.A.	7,020	6,979	11/2010	41
Canadian Dollar (Buy)	Citibank N.A.	4,857	4,860	11/2010	(3)
Canadian Dollar (Buy)	Credit Suisse AG, London	3,018	2,997	11/2010	21
Canadian Dollar (Buy)	Deutsche Bank AG	401	400	11/2010	1
Canadian Dollar (Buy)	Deutsche Bank AG	999	1,000	11/2010	(1)
Canadian Dollar (Buy)	Deutsche Bank AG	27,966	27,734	11/2010	232
Canadian Dollar (Buy)	Morgan Stanley & Co. Inc.	5,849	5,800	11/2010	49
Canadian Dollar (Buy)	Morgan Stanley & Co. Inc.	2,203	2,200	11/2010	3
Canadian Dollar (Buy)	Morgan Stanley & Co. Inc.	2,897	2,900	11/2010	(3)
Canadian Dollar (Buy)	Royal Bank of Scotland plc	6,958	7,031	11/2010	(73)
Canadian Dollar (Buy)	Royal Bank of Scotland plc	2,899	2,868	11/2010	31
Canadian Dollar (Buy)	UBS AG	3,299	3,287	11/2010	12
Canadian Dollar (Sell)	Barclays Bank plc	10,029	9,760	11/2010	(269)
Canadian Dollar (Sell)	Citibank N.A.	4,858	4,861	11/2010	3
Canadian Dollar (Sell)	Credit Suisse AG, London	20,762	20,257	11/2010	(505)
Canadian Dollar (Sell)	Morgan Stanley & Co. Inc.	4,124	3,999	11/2010	(125)
Canadian Dollar (Sell)	Royal Bank of Scotland plc	8,755	8,712	11/2010	(43)
Chinese Yuan (Buy)	Barclays Bank plc	950	955	11/2010	(5)
Chinese Yuan (Buy)	Barclays Bank plc	12,920	12,905	04/2011	15
Chinese Yuan (Buy)	Barclays Bank plc	3,191	3,214	11/2011	(23)
Chinese Yuan (Buy)	Citibank N.A.	1,540	1,548	11/2010	(8)
Chinese Yuan (Buy)	Deutsche Bank AG	3,971	3,997	11/2010	(26)
Chinese Yuan (Buy)	Deutsche Bank AG	24,785	24,421	04/2011	364
Chinese Yuan (Buy)	HSBC Bank USA, N.A.	5,664	5,660	04/2011	4
Chinese Yuan (Buy)	JP Morgan Chase Bank, N.A.	1,875	1,906	11/2011	(31)
Chinese Yuan (Buy)	Morgan Stanley & Co. Inc.	1,566	1,578	11/2010	(12)
Chinese Yuan (Buy)	Morgan Stanley & Co. Inc.	2,882	2,878	04/2011	4
Chinese Yuan (Buy)	Royal Bank of Scotland plc	2,165	2,184	11/2011	(19)
Chinese Yuan (Sell)	Barclays Capital	747	750	11/2010	3
Chinese Yuan (Sell)	Barclays Capital	2,375	2,371	11/2010	(4)
Chinese Yuan (Sell)	JP Morgan Chase Bank, N.A.	1,836	1,844	11/2010	8
Chinese Yuan (Sell)	Royal Bank of Scotland plc	2,119	2,118	11/2010	(1)
Euro Currency (Buy)	Citibank N.A.	132,546	121,027	11/2010	11,519
Euro Currency (Sell)	Barclays Bank plc	6,957	6,487	11/2010	(470)
Euro Currency (Sell)	Citibank N.A.	138,765	138,659	01/2011	(106)
Euro Currency (Sell)	Deutsche Bank AG	138,767	138,761	01/2011	(6)
Euro Currency (Sell)	Morgan Stanley & Co. Inc.	7,988	8,028	01/2011	40
Euro Currency (Sell)	Royal Bank of Scotland plc	819	816	01/2011	(3)
Euro Currency (Sell)	UBS AG	21,203	20,530	11/2010	(673)
Indian Rupee (Buy)	Barclays Bank plc	2,614	2,500	11/2010	114
Indian Rupee (Buy)	Barclays Bank plc	1,013	1,000	01/2011	13
Indian Rupee (Buy)	Barclays Bank plc	1,637	1,647	03/2011	(10)
Indian Rupee (Buy)	Citibank N.A.	4,239	4,200	01/2011	39
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	1,014	1,000	01/2011	14
Indian Rupee (Buy)	Morgan Stanley & Co. Inc.	2,028	2,000	01/2011	28
Indian Rupee (Buy)	Royal Bank of Scotland plc	924	933	03/2011	(9)
Indian Rupee (Sell)	Barclays Capital	1,671	1,670	11/2010	(1)
Indian Rupee (Sell)	Royal Bank of Scotland plc	943	947	11/2010	4
Indonesian Rupiah (Buy)	Barclays Bank plc	4,904	4,840	11/2010	64

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indonesian Rupiah (Buy)	Barclays Bank plc	$2,398	$2,400	11/2010	$(2)
Indonesian Rupiah (Buy)	Barclays Bank plc	1,066	1,060	07/2011	6
Indonesian Rupiah (Buy)	Barclays Bank plc	2,217	2,230	07/2011	(13)
Indonesian Rupiah (Buy)	BNP Paribas SA	437	430	07/2011	7
Indonesian Rupiah (Buy)	Citibank N.A.	542	500	11/2010	42
Indonesian Rupiah (Buy)	Citibank N.A.	1,172	1,170	04/2011	2
Indonesian Rupiah (Buy)	Citibank N.A.	3,474	3,441	07/2011	33
Indonesian Rupiah (Buy)	Citibank N.A.	3,289	3,347	07/2011	(58)
Indonesian Rupiah (Buy)	Deutsche Bank AG	966	960	11/2010	6
Indonesian Rupiah (Buy)	Deutsche Bank AG	3,262	3,333	10/2011	(71)
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	4,669	4,568	07/2011	101
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	2,889	2,894	07/2011	(5)
Indonesian Rupiah (Buy)	JP Morgan Chase Bank, N.A.	4,123	4,100	11/2010	23
Indonesian Rupiah (Buy)	JP Morgan Chase Bank, N.A.	905	900	04/2011	5
Indonesian Rupiah (Buy)	JP Morgan Chase Bank, N.A.	1,716	1,737	07/2011	(21)
Indonesian Rupiah (Buy)	Morgan Stanley & Co. Inc.	1,612	1,600	11/2010	12
Indonesian Rupiah (Buy)	Morgan Stanley & Co. Inc.	502	500	04/2011	2
Indonesian Rupiah (Buy)	Royal Bank of Scotland plc	397	390	07/2011	7
Indonesian Rupiah (Buy)	Royal Bank of Scotland plc	6,887	7,032	10/2011	(145)
Indonesian Rupiah (Sell)	Citibank N.A.	3,406	3,426	11/2010	20
Indonesian Rupiah (Sell)	Deutsche Bank AG	3,446	3,456	11/2010	10
Indonesian Rupiah (Sell)	JP Morgan Chase Bank, N.A.	1,777	1,783	11/2010	6
Indonesian Rupiah (Sell)	Royal Bank of Scotland plc	7,275	7,299	11/2010	24
Japanese Yen (Buy)	Barclays Bank plc	2,218	2,191	12/2010	27
Japanese Yen (Buy)	Citibank N.A.	1,917	1,903	12/2010	14
Japanese Yen (Buy)	JP Morgan Chase Bank, N.A.	1,923	1,903	12/2010	20
Japanese Yen (Buy)	Morgan Stanley & Co. Inc.	10,151	10,116	12/2010	35
Japanese Yen (Buy)	Royal Bank of Scotland plc	94,483	93,220	11/2010	1,263
Japanese Yen (Buy)	Royal Bank of Scotland plc	11,063	10,888	12/2010	175
Japanese Yen (Sell)	Morgan Stanley & Co. Inc.	94,484	90,340	11/2010	(4,144)
Japanese Yen (Sell)	Royal Bank of Scotland plc	94,512	93,246	12/2010	(1,266)
Malaysian Ringgit (Buy)	Barclays Bank plc	3,611	3,643	02/2011	(32)
Malaysian Ringgit (Buy)	Citibank N.A.	1,268	1,281	02/2011	(13)
Malaysian Ringgit (Buy)	Deutsche Bank AG	2,229	2,249	02/2011	(20)
Malaysian Ringgit (Buy)	HSBC Bank USA, N.A.	1,188	1,200	02/2011	(12)
Malaysian Ringgit (Buy)	JP Morgan Chase Bank, N.A.	3,514	3,555	02/2011	(41)
Malaysian Ringgit (Buy)	Royal Bank of Scotland plc	1,181	1,195	02/2011	(14)
Mexican Peso (Buy)	Barclays Bank plc	9,215	9,000	02/2011	215
Mexican Peso (Buy)	Barclays Capital	1,653	1,556	02/2011	97
Mexican Peso (Buy)	Citibank N.A.	11,529	11,202	02/2011	327
Mexican Peso (Buy)	Deutsche Bank AG	1,345	1,307	02/2011	38
Mexican Peso (Buy)	JP Morgan Chase Bank, N.A.	1,019	1,000	02/2011	19
Mexican Peso (Buy)	Morgan Stanley & Co. Inc.	14,981	14,700	02/2011	281
Mexican Peso (Buy)	UBS AG	2,032	2,000	02/2011	32
Philippine Peso (Buy)	Barclays Bank plc	96	89	11/2010	7
Philippine Peso (Buy)	Barclays Bank plc	10,087	9,900	06/2011	187
Philippine Peso (Buy)	Citibank N.A.	7,980	7,789	11/2010	191
Philippine Peso (Buy)	Citibank N.A.	2,040	2,030	06/2011	10
Philippine Peso (Buy)	Citibank N.A.	1,784	1,791	06/2011	(7)
Philippine Peso (Buy)	Deutsche Bank AG	92	85	11/2010	7
Philippine Peso (Buy)	Deutsche Bank AG	995	992	06/2011	3
Philippine Peso (Buy)	HSBC Bank USA, N.A.	747	746	06/2011	1
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	3,485	3,419	06/2011	66
Philippine Peso (Sell)	Citibank N.A.	1,005	995	11/2010	(10)
Philippine Peso (Sell)	Citibank N.A.	2,878	2,866	11/2010	(12)
Philippine Peso (Sell)	Deutsche Bank AG	1,010	1,004	11/2010	(6)
Philippine Peso (Sell)	HSBC Bank USA, N.A.	759	756	11/2010	(3)
Philippine Peso (Sell)	JP Morgan Chase Bank, N.A.	1,037	1,030	11/2010	(7)
Singapore Dollar (Buy)	Barclays Bank plc	1,236	1,200	11/2010	36
Singapore Dollar (Buy)	Barclays Bank plc	1,317	1,300	11/2010	17
Singapore Dollar (Buy)	Citibank N.A.	2,047	2,000	11/2010	47
Singapore Dollar (Buy)	Citibank N.A.	1,021	1,000	03/2011	21
Singapore Dollar (Buy)	Deutsche Bank AG	4,600	4,568	06/2011	32
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	1,115	1,100	02/2011	15
Singapore Dollar (Buy)	HSBC Bank USA, N.A.	2,448	2,400	03/2011	48
Singapore Dollar (Buy)	Morgan Stanley & Co. Inc.	1,727	1,700	03/2011	27
Singapore Dollar (Sell)	Deutsche Bank AG	4,600	4,567	11/2010	(33)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
South African Rand (Buy)	Barclays Bank plc	$1,129	$1,100	01/2011	$29
South African Rand (Buy)	Barclays Bank plc	1,244	1,200	09/2011	44
South African Rand (Buy)	HSBC Bank USA, N.A.	18,855	19,112	01/2011	(257)
South African Rand (Buy)	JP Morgan Chase Bank, N.A.	1,026	1,000	01/2011	26
South African Rand (Buy)	Morgan Stanley & Co. Inc.	2,552	2,600	01/2011	(48)
South African Rand (Buy)	Morgan Stanley & Co. Inc.	622	600	09/2011	22
South African Rand (Buy)	UBS AG	518	500	09/2011	18
South Korean Won (Buy)	Barclays Bank plc	1,307	1,254	11/2010	53
South Korean Won (Buy)	Barclays Bank plc	440	443	05/2011	(3)
South Korean Won (Buy)	Citibank N.A.	3,463	3,348	11/2010	115
South Korean Won (Buy)	Citibank N.A.	4,288	4,313	05/2011	(25)
South Korean Won (Buy)	Deutsche Bank AG	951	915	11/2010	36
South Korean Won (Buy)	Goldman Sachs International	313	300	11/2010	13
South Korean Won (Buy)	Goldman Sachs International	354	353	05/2011	1
South Korean Won (Buy)	HSBC Bank USA, N.A.	829	836	05/2011	(7)
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	5,136	5,044	11/2010	92
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	1,914	1,908	05/2011	6
South Korean Won (Buy)	Morgan Stanley & Co. Inc.	3,827	3,698	11/2010	129
South Korean Won (Buy)	Morgan Stanley & Co. Inc.	17,574	17,400	01/2011	174
South Korean Won (Buy)	Morgan Stanley & Co. Inc.	4,168	4,200	05/2011	(32)
South Korean Won (Buy)	Royal Bank of Scotland plc	722	700	11/2010	22
South Korean Won (Buy)	Royal Bank of Scotland plc	1,663	1,663	05/2011	—
South Korean Won (Sell)	Barclays Capital	102	95	11/2010	(7)
South Korean Won (Sell)	Barclays Capital	442	444	11/2010	2
South Korean Won (Sell)	Citibank N.A.	6,039	5,652	11/2010	(387)
South Korean Won (Sell)	Citibank N.A.	2,596	2,618	11/2010	22
South Korean Won (Sell)	Goldman Sachs International	356	354	11/2010	(2)
South Korean Won (Sell)	HSBC Bank USA, N.A.	833	839	11/2010	6
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	3,633	3,470	11/2010	(163)
South Korean Won (Sell)	Royal Bank of Scotland plc	1,717	1,711	11/2010	(6)
Taiwan Dollar (Buy)	Deutsche Bank AG	435	429	01/2011	6
Taiwan Dollar (Buy)	Deutsche Bank AG	783	779	04/2011	4
Taiwan Dollar (Buy)	JP Morgan Chase Bank, N.A.	266	258	01/2011	8
Taiwan Dollar (Buy)	JP Morgan Chase Bank, N.A.	2,271	2,291	04/2011	(20)
Taiwan Dollar (Buy)	Morgan Stanley & Co. Inc.	410	399	01/2011	11
Taiwan Dollar (Buy)	UBS AG	222	214	01/2011	8
Turkish Lira (Buy)	Barclays Capital	1,144	1,100	01/2011	44
Turkish Lira (Buy)	Barclays Capital	987	1,000	01/2011	(13)
Turkish Lira (Buy)	Citibank N.A.	2,508	2,400	01/2011	108
Turkish Lira (Buy)	Credit Suisse	518	500	01/2011	18
Turkish Lira (Buy)	HSBC Bank USA, N.A.	3,905	3,800	01/2011	105
Turkish Lira (Buy)	HSBC Bank USA, N.A.	2,076	2,100	01/2011	(24)
Turkish Lira (Buy)	JP Morgan Chase Bank, N.A.	5,582	5,400	01/2011	182
Turkish Lira (Buy)	JP Morgan Chase Bank, N.A.	987	1,000	01/2011	(13)

					$14,011

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2010

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	4.855%	06/15/2011	AUD$	4,300	$(26)
UBS AG	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	4.855	06/15/2011		56,500	(223)
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.026	09/15/2012		37,800	593
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.600	01/02/2012	R$	3,400	21
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.835	01/02/2012		5,900	52
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	11.910	01/02/2013		76,100	659
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		87,400	1,387
BNP Paribas S.A.	Brazil Cetip Interbank Deposit	Pay	12.800	01/02/2013		47,800	964
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.760	01/02/2012		12,700	111
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.480	01/02/2013		63,900	736
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.610	01/02/2012		3,200	21
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.140	01/02/2012		95,100	1,335
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		206,100	2,538

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765%	01/02/2012	R$	900	$80
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.880	01/02/2013		22,000	210
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		190,000	1,881
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.300	01/02/2013		91,600	1,305
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.830	01/02/2013		76,700	1,581
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2014		3,100	67
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		13,700	81
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		54,200	651
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		24,100	471
Merrill Lynch Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2012		13,000	456
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		123,300	926
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		11,700	124
Royal Bank of Scotland plc	Brazil Cetip Interbank Deposit	Pay	12.080	01/02/2012		11,500	100
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.575	01/02/2012		17,500	116
UBS AG	Brazil Cetip Interbank Deposit	Pay	11.420	01/02/2012		26,000	186
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		15,400	768
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		14,800	173
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.250	01/02/2014		18,000	326
BNP Paribas S.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.250	11/02/2020		$52,900	—	[z]
Citibank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	1.450	11/02/2015		9,800	—	[z]
Citibank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	3.250	11/02/2020		13,400	—	[z]
JP Morgan Chase Bank, N.A.	British Bankers’ Association LIBOR USD 3-Month	Receive	1.450	11/02/2015		42,000	—	[z]
Morgan Stanley Capital Services Inc.	British Bankers’ Association LIBOR USD 3-Month	Receive	1.450	11/02/2015		40,800	—	[z]
Royal Bank of Scotland plc	British Bankers’ Association LIBOR USD 3-Month	Receive	1.600	11/02/2015		1,800	—	[z]
Barclays Bank plc	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/15/2015		€22,900	29
BNP Paribas S.A.	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/15/2015		23,200	7
Credit Suisse International	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/15/2015		39,000	53
Morgan Stanley Capital Services Inc.	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/15/2015		3,300	(3)
Morgan Stanley Capital Services Inc.	EUR-EURIBOR-Act 6-Month	Pay	2.000	09/15/2015		14,600	(25)
Barclays Bank plc	Mexica TIIE-Banxico	Pay	4.890	01/28/2015	MEX$	435,700	2,578
Citibank, N.A.	Mexica TIIE-Banxico	Pay	4.890	01/28/2015		157,900	938
JP Morgan Chase Bank, N.A.	Mexica TIIE-Banxico	Pay	4.890	01/28/2015		105,500	627

Interest Rate Swaps							$21,874

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250%	09/20/2015	0.395%	$(253)	$(415)	€27,700	$162
Deutsche Bank AG	American International Group Inc. 6.250% due 05/01/2036	Sell	5.000	12/20/2013	1.415	174	(134)	$1,500	308
Deutsche Bank AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	0.850	03/20/2013	0.841	4	1	2,800	3
UBS AG	Berkshire Hathaway Inc. Senior Bond 4.625% due 10/15/2013	Sell	1.000	03/20/2015	1.093	(7)	(49)	2,700	42
Barclays Bank plc	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	03/20/2011	0.673	2	(6)	1,000	8
JP Morgan Chase Bank, N.A.	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	12/20/2010	0.673	3	2	1,900	1
Morgan Stanley Capital Services Inc.	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	06/20/2011	0.673	6	(3)	1,900	9
Morgan Stanley Capital Services Inc.	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	06/20/2011	0.673	6	(5)	2,000	11
UBS AG	Citigroup Inc. Senior Bond 6.500% due 01/18/2011	Sell	1.000	03/20/2011	0.673	10	(24)	4,200	34
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	8,798	8,306	65,200	492
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	41	38	300	3

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000%	12/20/2015	2.044%	$2,674	$2,389	$18,300	$285
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	790	748	5,400	42
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	189	186	1,400	3
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	135	141	1,000	(6)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12, 0.037%	Sell	5.000	12/20/2014	2.013	380	308	3,100	72
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	795	803	5,900	(8)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	935	827	6,400	108
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	2,213	2,071	16,400	142
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	453	411	3,100	42
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	310	260	2,300	50
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	12/20/2015	2.044	146	132	1,000	14
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 13, 0.037%	Sell	5.000	06/20/2015	2.022	1,322	1,162	9,800	160
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	643	572	4,400	71
UBS AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	263	249	1,800	14
Barclays Bank plc	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	11	(14)	1,100	25
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.355	06/20/2012	0.269	18	—	9,629	18
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.360	06/20/2012	0.269	9	—	4,815	9
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V17 5Y 35-100%	Sell	0.401	06/20/2012	0.269	6	—	2,407	6
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	295	(422)	29,700	717
Credit Suisse International	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	17	(8)	1,700	25
Deutsche Bank AG	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	279	(211)	28,100	490
JP Morgan Chase Bank, N.A.	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	187	(174)	18,800	361
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America High Yield Index Series 14 5Y 0.037%	Sell	5.000	06/20/2015	4.519	940	(609)	37,500	1,549
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000	12/20/2015	4.904	153	(90)	15,500	243
Royal Bank of Scotland plc	Dow Jones CDX North America High Yield Index Series 15, 0.037%	Sell	5.000	12/20/2015	4.904	68	(46)	6,800	114

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	Dow Jones CDX North America High Yield Index Series 15 5Y 0.037%	Sell	5.000%	12/20/2015	4.904%	$10	$(10)	$1,000	$20
Bank of America, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	50	(53)	12,800	103
BNP Paribas S.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	60	8	15,500	52
Citibank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	140	(87)	35,900	227
Credit Suisse International	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	386	(377)	99,200	763
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9-V4, 5Y 30-100%	Sell	0.705	12/20/2012	0.129	221	—	16,782	221
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4 5Y 30-100%	Sell	0.530	06/20/2013	0.145	41	(1)	3,858	42
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	153	(81)	39,500	234
JP Morgan Chase Bank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	187	90	48,200	97
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America Investment Grade Index Series 9-V3 5Y 15-30%	Sell	0.963	12/20/2012	0.181	117	—	6,500	117
Morgan Stanley Capital Services Inc.	Dow Jones CDX North America Investment Grade Index Series 15 5Y 0.037%	Sell	1.000	12/20/2015	0.944	89	(13)	22,800	102
Bank of America, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.974	2	(6)	700	8
Barclays Bank plc	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	6	(28)	1,900	34
Barclays Bank plc	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	09/20/2015	0.974	6	(19)	2,300	25
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.974	2	(16)	1,000	18
Credit Suisse International	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	3	(17)	700	20
Deutsche Bank AG	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	18	(61)	5,500	79
Deutsche Bank AG	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	5	(14)	1,500	19
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	5	(35)	1,300	40
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.974	8	(25)	3,300	33
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.270	(192)	(297)	9,000	105
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.270	(235)	(342)	11,000	107
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	39	(125)	11,400	164
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	09/20/2015	0.974	8	(28)	3,300	36
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000	06/20/2015	0.950	6	(15)	1,600	21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	Federative Republic of Brazil 12.25% due 03/06/2030	Sell	1.000%	09/20/2015	0.974%	$2	$(5)	$700	$7
Citibank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2015	0.632	(55)	(55)	3,400	—
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2015	0.632	(53)	(56)	3,300	3
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.698	(46)	(41)	2,100	(5)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2015	0.679	(101)	(133)	5,000	32
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.935	12/20/2010	0.835	—	—	400	—
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.620	03/20/2011	0.835	(1)	—	5,700	(1)
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.640	12/20/2012	1.151	(57)	—	5,600	(57)
BNP Paribas S.A.	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.940	12/20/2010	0.835	2	—	1,500	2
Citibank, N.A.	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.120	12/20/2010	0.835	1	—	600	1
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.818	66	(91)	2,000	157
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	06/20/2011	0.818	66	(94)	2,000	160
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	3.850	03/20/2014	1.336	785	—	9,000	785
Deutsche Bank AG	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.950	12/20/2010	0.835	1	—	700	1
Deutsche Bank AG	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	1.500	09/20/2011	0.899	8	—	1,100	8
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	4.900	12/20/2013	1.301	221	—	1,900	221
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2016	1.493	(11)	(30)	500	19
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	5.000	09/20/2011	0.881	107	117	2,500	(10)
Morgan Stanley Capital Services Inc.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	09/20/2011	0.881	11	(77)	5,000	88
Deutsche Bank AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2015	0.468	36	18	1,400	18
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2015	0.468	60	30	2,400	30
HSBC Bank USA, N.A.	JP Morgan Chase & Co. 4.75% due 03/01/2015	Sell	1.000	09/20/2011	0.344	31	19	4,400	12
Citibank, N.A.	MetLife Inc. 5.000% due 06/15/2015	Sell	1.000	06/20/2011	0.916	4	(26)	2,000	30
JP Morgan Chase Bank, N.A.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	1.087	(2)	—	300	(2)
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.551	56	45	2,600	11
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.551	170	140	7,900	30
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	1.273	(15)	(29)	1,200	14
JP Morgan Chase Bank, N.A.	Republic of Panama 8.875% due 09/30/2027	Sell	0.730	01/20/2012	0.527	14	—	3,000	14
Morgan Stanley Capital Services Inc.	Republic of Panama 8.875% due 09/30/2027	Sell	0.750	01/20/2012	0.527	5	—	1,000	5
Bank of America, N.A.	SLM Corporation 5.125% due 08/27/2012	Sell	4.800	03/20/2013	3.321	142	—	3,600	142
Citibank, N.A.	SLM Corporation 5.125% due 08/27/2012	Sell	4.850	03/20/2013	3.321	158	—	3,900	158

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	UBS AG 1.027% due 04/18/2012	Sell	0.760%	03/20/2013	0.569%	$112	$—	$20,470	$112
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.444	41	12	1,700	29
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.472	86	17	3,600	69
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.472	176	32	7,300	144
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.497	527	273	21,900	254
Morgan Stanley Capital Services Inc.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2014	0.444	15	5	600	10
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.540	140	137	5,800	3
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	1.040	(1)	(20)	1,600	19
UBS AG	United Mexican States 7.5% due 04/08/2033	Sell	1.000	09/20/2015	1.040	—	(7)	600	7

Credit Default Swaps									$10,826

Total Swaps									$32,700

WRITTEN OPTIONS OPEN AT October 31, 2010

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(5,100,000)	215.95	Y	03/10/2020	$(42)
Inflation-Linked Swap Option (Put)	(14,100,000)	215.95	Y	03/12/2020	(125)
Inflation-Linked Swap Option (Put)	(33,900,000)	216.69	Y	04/07/2020	(306)
Inflation-Linked Swap Option (Put)	(15,100,000)	217.97	Y	09/29/2020	(136)
Inflation-Linked Swap Option (Put)	(15,600,000)	218.01	Y	10/13/2020	(132)
Credit Default Option 5 year (Call)	(1,000,000)	0.90%		03/16/2011	(4)
Credit Default Option 5 year (Put)	(22,900,000)	1.20		12/15/2010	(28)
Credit Default Option 5 year (Put)	(1,000,000)	1.60		03/16/2011	(4)
Interest Rate Swap Option 5 year (Call)	(58,200,000)	1.25		02/22/2011	(133)
Interest Rate Swap Option 2 year (Put)	(19,800,000)	2.25		09/24/2012	(86)
Interest Rate Swap Option 2 year (Put)	(130,000,000)	2.25		09/24/2012	(562)
Interest Rate Swap Option 2 year (Put)	(407,400,000)	2.25		09/24/2012	(1,761)
Interest Rate Swap Option 3 year (Put)	(75,400,000)	2.75		06/18/2012	(320)
Interest Rate Swap Option 3 year (Put)	(71,600,000)	2.75		06/18/2012	(304)
Interest Rate Swap Option 3 year (Put)	(51,500,000)	3.00		06/18/2012	(170)
Interest Rate Swap Option 3 year (Put)	(103,700,000)	3.00		06/18/2012	(343)
Interest Rate Swap Option 3 year (Put)	(77,800,000)	3.00		06/18/2012	(257)
Interest Rate Swap Option 3 year (Put)	(164,600,000)	3.00		06/18/2012	(544)
Interest Rate Swap Option 3 year (Put)	(191,400,000)	3.00		06/18/2012	(633)
Interest Rate Swap Option 5 year (Put)	(160,000,000)	4.00		12/01/2010	—
Interest Rate Swap Option 5 year (Put)	(29,400,000)	4.00		12/01/2010	—
Interest Rate Swap Option 5 year (Put)	(58,200,000)	1.80		02/22/2011	(328)
Interest Rate Swap Option 5 year (Put)	(63,400,000)	3.25		07/16/2012	(756)
Interest Rate Swap Option 5 year (Put)	(21,100,000)	3.25		07/16/2012	(252)
Interest Rate Swap Option 10 year (Put)	(11,300,000)	4.00		06/13/2011	(55)
Interest Rate Swap Option 10 year (Put)	(42,100,000)	4.00		06/13/2011	(204)
Interest Rate Swap Option 10 year (Put)	(24,000,000)	4.00		06/13/2011	(116)
Interest Rate Swap Option 10 year (Put)	(35,100,000)	10.00		07/10/2012	(8)
Forward Volatility Swaption 1 year (Call)	(48,300,000)	$0.51		10/11/2011	(281)
Forward Volatility Swaption 1 year (Call)	(238,400,000)	1.11		10/11/2011	(2,540)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Index/Price/Rate	Expiration Date	Value (000s)
Forward Volatility Swaption 1 year (Call)	(129,900,000)	$1.09	11/14/2011	$(1,362)
U.S. Treasury Notes-5 year Future (Call)	(215)	121.00	11/26/2010	(181)
U.S. Treasury Notes-5 year Future (Call)	(413)	121.50	11/26/2010	(216)
U.S. Treasury Notes-5 year Future (Put)	(628)	119.00	11/26/2010	(20)
U.S. Treasury Notes-10 year Future (Call)	(112)	127.00	11/26/2010	(75)
U.S. Treasury Notes-10 year Future (Put)	(112)	124.00	11/26/2010	(32)

Written options outstanding, at value (premiums received of $22,446)				$(12,316)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$100,983	$—	$100,983
Bank Loan Obligations	—	7,482	—	7,482
Collateralized Mortgage Obligations	—	318,207	—	318,207
Convertible Bonds	—	38,645	—	38,645
Convertible Preferred Stocks	2,981	—	—	2,981
Corporate Bond & Notes	—	1,943,475	748	1,944,223
Foreign Government Obligations	—	207,629	—	207,629
Mortgage Pass-Through	—	3,598,618	2,482	3,601,100
Municipal Bonds	—	191,613	—	191,613
Preferred Stocks	—	1,287	—	1,287
U.S. Government Agencies	—	786,409	—	786,409
U.S. Government Obligations	—	3,095,594	—	3,095,594
Short-Term Investments
Repurchase Agreements	—	729,000	—	729,000
U.S. Treasury Bills	—	1,910	—	1,910

Total Investments in Securities	$2,981	$11,020,852	$3,230	$11,027,063

Investments in Other Financial Instruments
Forward Currency Contracts	—	14,011	—	14,011
Futures Contracts	8,932	(110)	—	8,822
Options-Written	(524)	(11,792)	—	(12,316)
Swap Agreements	—	32,700	—	32,700

Total Investments in Other Financial Instruments	$8,408	$34,809	$—	$43,217

Total Investments	$11,389	$11,055,661	$3,230	$11,070,280

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2010.

Valuation Description	Beginning Balance at 11/01/2009 (000s)	Net Purchases/ (Sales) (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Net Transfers In/(Out) of Level 3 (000s)	Ending Balance as of 10/31/2010[w] (000s)
Corporate Bonds & Notes	$18,904	$(19,200)	$1,762	$—	$(718)	$—	$748
Mortgage Pass-Through	—	(156)	(3)	(2)	—	2,643	2,482
Swap Agreements	1,050	—	—	(457)	763	(1,356)	—

Total	$19,954	$(19,356)	$1,759	$(459)	$45	$1,287	$3,230

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2010, these securities were valued at $855,518 or 11% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2010.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Zero coupon bond.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2010. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	At October 31, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,317,115 or 16% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) on investments held as of October 31, 2010 is $(77).

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy was a major influence during the fiscal year on fixed income markets around the world. Policy makers wrestled with how long to sustain stimulus programs, which were designed to mitigate the global recession but which also carried the threat of increasing government deficits and stoking long-term inflation. The Federal Reserve kept its main policy rate unchanged, although during the first quarter of calendar year 2010 it did raise the discount rate at which member banks can borrow. Yields were held down by comments from the Fed that an increase in the federal funds rate was not imminent, given continued weakness in the economy. Policy makers in other developed economies where growth was slow, including the U.K. and the euro zone, were similarly hesitant to begin tightening and left their main policy rates unchanged to provide additional support to their economies. The Bank of Japan further cut rates at the end of the fiscal year amid stagnating exports and weakened global demand. Central banks in faster-growing economies, where inflation is more of a concern, tightened monetary policy.

U.S. interest rates, both real and nominal, continued to fall, as the tepid economic recovery showed few signs of gathering steam and inflation remained muted. Treasury Inflation-Protected Securities (TIPS) gained 10.42%, as represented by the Barclays Capital U.S. TIPS Index. Real yields declined across the maturity spectrum, boosting returns. TIPS continued to gain despite disinflationary pressures, as expectations of slower growth and the possibility of additional quantitative easing by the Federal Reserve helped drive real yields lower. Changes in breakeven inflation levels (i.e. the difference between nominal and real yields) were mixed, with breakevens for 10-year notes widening 14 basis points over the fiscal year to 2.15 percentage points, while 5-year breakevens narrowed marginally, down 7 basis points to 1.49. (A basis point represents one-hundredth of a percentage point.)

PERFORMANCE

Harbor Real Return Fund outperformed the Barclays Capital U.S. TIPS Index for the year ended October 31, 2010. The Fund returned 12.11% (Institutional Class) and 11.77% (Administrative Class), compared with the benchmark return of 10.42%.

The following is a summary of the portfolio’s main contributors and detractors relative to its benchmark for the 2010 fiscal year.

•	An overweight to duration via nominal bonds added to returns, as interest rates fell.

•	Exposure to core Europe duration benefited performance, as interest rates in those markets declined.

•	An underweighted exposure to TIPS detracted from returns; however, the overweight to nominal duration in the U.S. more than offset this negative impact.

•	A steepening position on the nominal yield curve, implemented via money market futures, helped performance, as the yield curve steepened by 31 basis points during the fiscal year.

•	An allocation to government agency mortgage-backed securities was positive for performance, as the sector outperformed Treasury securities of comparable duration.

•	Holdings of non government-agency mortgages contributed to performance amid strong demand for high-quality bonds offering extra yield over Treasury securities.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	91.8%
Dexia Credit Local	2.2%
Merrill Lynch & Co. Inc.	1.5%
Federal National Mortgage Association	1.2%
Commonwealth Bank of Australia	1.0%
Australia Government Bond	0.9%
Canada Housing Trust No 1	0.9%
FCE Bank plc	0.9%
Citigroup Inc.	0.8%
Ford Auto Securitization Trust	0.7%

•

Modest emerging-market positions, including exposure to Brazilian local interest rates and Asian currencies, benefited performance, as interest rates fell worldwide and emerging-market currencies gained against the U.S. dollar.

OUTLOOK AND STRATEGY

We believe the most likely outcome for the world economy will be slow growth, well below the pace of previous recoveries in developed economies, alongside faster growth in developing countries. In our view, it is a world fraught with an unusual degree of uncertainty, a wider range of potential outcomes, and higher probabilities of extreme events. While developed economies could snap back at faster rates than we anticipate, we believe that the probability of a more-robust recovery is relatively low. In fact, we believe the risks to our base-case forecast are tilted toward the downside, meaning a deflationary scenario and contraction in growth in the developed world that affects emerging economies as well.

With respect to portfolio strategy, we plan to:

•	Focus on strategies that offer high real yields and high-quality income, given the prospect of continued low interest rates over the cyclical horizon.

•

Target above-index duration via U.S. nominal bonds for incremental yield. Within TIPS, we likely will emphasize the relatively steep intermediate part of the real yield curve; this offers the potential to enhance returns as bonds approach maturity along the steeper part of the curve.

•	Underweight shorter-maturity TIPS, given negative real yields and the potential for continued disinflation.

•	Look to diversify real interest rate exposure to fiscally sound countries such as Canada and Australia, which offer relatively higher real yields.

•	Plan to hold non government-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure, as additional sources of attractive yields.

•

Seek to add value in corporate bonds with compelling risk-adjusted yields and with credit profiles that are consistent with our expectation of slow economic growth. These could include senior bonds of banks, non-cyclical and asset-rich companies in the pipeline and cable sectors, and secured bonds of airlines.

•	Favor taxable, longer-maturity municipal bonds, such as Build America Bonds, which diversify credit risk.

•

Hold corporate and quasi-sovereign bonds in relatively faster-growing countries such as Brazil, Mexico, and Russia, especially in infrastructure sectors; also seek exposure to local interest rates in Brazil, where yields remain relatively high.

•

Focus modest currency exposure on Asian and Australian currencies, including the Chinese renminbi, which could gain versus the U.S. dollar due to productivity differentials versus the developed world. We believe the Australian dollar could continue to appreciate, benefiting from linkages to continued Asian growth.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%

Total Net Assets (000s)	$297,858

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%

Total Net Assets (000s)	$1,425

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.30%	2.03%

Yield to Maturity	3.00%	2.28%

Current 30-Day Yield (Institutional Class)	1.36%	N/A

Weighted Average Maturity	10.49 years	9.22 years

Weighted Average Duration	4.63 years	4.18 years

Portfolio Turnover Rate (Year Ended 10/31/2010)	309%	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	23.79%

>5 to 10	37.84%

>10 to 15	8.81%

>15 to 20	28.01%

>20 to 25	1.16%

>25 yrs.	0.39%

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Real Return Fund
Institutional Class	12.11%	N/A	6.76%	12/01/2005	$13,794
Comparative Index
Barclays Capital U.S. TIPS	10.42%	6.32%	6.39%	—	$13,559

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Real Return Fund
Administrative Class	11.77%	N/A	6.49%	12/01/2005	$13,622
Comparative Index
Barclays Capital U.S. TIPS	10.42%	6.32%	6.39%	—	$13,559

As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Net) and 0.74% (Gross) (Institutional Class); and 0.87% (Net) and 0.99% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2011. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -14.1%)

ASSET-BACKED SECURITIES—2.7%

Principal Amount (000s)			Value (000s)

		Ally Auto Receivables Trust
	$689	Series 2009-A Cl. A2 1.320%—03/15/2012[1]	$691
		American Money Management Corporation
	300	Series 2005-5A Cl. A1A 0.526%—08/08/2017[1,2]	288	[z]
		Ares Clo Funds
	495	Series 2006-6RA Cl. A1B 0.520%—03/12/2018[1,2]	469	[z]
		Chase Issuance Trust
	800	Series 2007-A1 Cl. A1 0.276%—03/15/2013[2]	800
		First Franklin Mortgage Loan Asset Backed Certificates
	96	Series 2006-FF15 Cl. A3 0.306%—11/25/2036[2]	95
		Ford Auto Securitization Trust
CAD$	2,156	Series 2010-R3A Cl. A1 1.926%—06/15/2013[1]	2,111	[z]
		Globaldrive BV
	€909	Series 2009-A Cl. A 3.000%—07/20/2015	1,264	[z]
		Race Point CLO
	$1,503	Series 2A Cl. A1 0.926%—05/15/2015[1,2]	1,434	[z]
		SLM Student Loan Trust
	511	Series 2010-B Cl. A1 2.176%—08/15/2016[1,2]	511
		Wells Fargo Home Equity Trust
	20	Series 2005-4 Cl. AI2 0.506%—12/25/2035[1,2]	20
		Wood Street CLO BV
	€248	Series 2005-4 Cl. AI2 1.388%—03/29/2021[1,2]	320	[z]

	TOTAL ASSET-BACKED SECURITIES (Cost $7,950)		8,003

BANK LOAN OBLIGATIONS—0.3%
	(Cost $982)
		International Lease Finance Corporation Term Loan
	$1,000	6.750%—03/17/2015[2]	1,026

COLLATERALIZED MORTGAGE OBLIGATIONS—0.6%
		Arkle Master Issuer plc
	700	Series 2010-1A Cl. 2A 1.519%—05/17/2060[1,2]	698

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued

Principal Amount (000s)		Value (000s)

	Bear Stearns Adjustable Rate Mortgage Trust
$12	Series 2005-5 Cl. A1 2.340%—08/25/2035[2]	$11
20	Series 2005-5 Cl. A2 2.400%—08/25/2035[2]	19
20	Series 2005-2 Cl. A1 2.760%—03/25/2035[2]	19
6	Series 2005-2 Cl. A2 2.934%—03/25/2035[2]	6

		55

	Citigroup Mortgage Loan Trust Inc.
628	Series 2005-12 Cl. 2A1 1.056%—08/25/2035[1,2]	411
	Countrywide Home Loan Mortgage Pass Through Trust
149	Series 2004-HYB5 Cl. 2A1 3.068%—04/20/2035[3]	144
	Granite Master Issuer plc
244	Series 2006-3 Cl. A3 0.296%—12/20/2054[2]	227
	Residential Accredit Loans Inc.
177	Series 2006-QO6 Cl. A1 0.436%—06/25/2046[2]	73
	Residential Asset Securitization Trust
119	Series 2006-R1 Cl. A2 0.656%—01/25/2046*[2]	54
	Structured Asset Mortgage Investments Inc.
106	Series 2006-AR5 Cl. 1A1 0.466%—05/25/2046[2]	56
	Washington Mutual Mortgage Pass Through Certificates
77	Series 2003-AR9 Cl. 2A 2.777%—09/25/2033[2]	78

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,035)		1,796

CORPORATE BONDS & NOTES—15.6%
	Ally Financial Inc.
1,900	7.250%—03/02/2011	1,936
	American Express Bank FSB
500	0.385%—05/29/2012[2]	495
600	0.406%—06/12/2012[2]	596

		1,091

	American Express Credit Corporation MTN[4]
140	7.300%—08/20/2013	160
	Banco Santander Chile
400	1.539%—04/20/2012[1,2]	400
	Bank of America Corp. MTN[4]
£600	0.826%—06/11/2012[2]	935
	Bank of Nova Scotia
$200	3.400%—01/22/2015	215
	BNP Paribas MTN[4]
300	2.125%—12/21/2012	307
	Citigroup Inc.
600	0.566%—11/05/2014[2]	567
1,000	2.384%—08/13/2013[2]	1,009
700	6.125%—05/15/2018	782

		2,358

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal Amount (000s)			Value (000s)

		Commonwealth Bank of Australia
	$3,000	0.572%—09/17/2014[1,2]	$2,993
		DCP Midstream Operating LP
	700	3.250%—10/01/2015	707
		Dexia Credit Local
	6,500	0.693%—03/05/2013[1,2]	6,482
		DISH DBS Corp.
	1,000	6.375%—10/01/2011	1,037
		FCE Bank plc MTN[4]
	€1,800	7.125%—01/16/2012	2,615
		Ford Motor Credit Co. LLC
	$100	7.800%—06/01/2012	108
		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,106
		Goldman Sachs Group Inc. MTN[4]
	€1,000	1.393%—01/30/2017[2]	1,251
		HBOS plc MTN[4]
	$300	6.750%—05/21/2018[1]	308
		HCA Inc.
	900	7.250%—09/15/2020	989
		ING Bank NV
	1,800	1.609%—10/18/2013[1,2]	1,799
		International Lease Finance Corporation
	200	6.500%—09/01/2014[1]	217
	100	6.750%—09/01/2016[1]	109
	300	7.125%—09/01/2018[1]	331

			657

		JP Morgan Chase & Co. MTN[4]
	€1,400	1.372%—10/12/2015[2]	1,803
		LeasePlan Corporation NV
	$200	3.000%—05/07/2012[1]	207
		Lehman Brothers Holdings Inc. MTN[4]
	100	6.875%—05/02/2018*	23
		Merrill Lynch & Co. Inc. MTN[4]
	1,500	0.523%—06/05/2012[2]	1,474
	€2,300	1.188%—05/30/2014[2]	2,997

			4,471

		Metropolitan Life Global Funding I
	$200	1.417%—09/17/2012[1,2]	204
		Metropolitan Life Global Funding I MTN[4]
	100	5.125%—04/10/2013[1]	109
		Morgan Stanley
	1,500	2.876%—05/14/2013[2]	1,537
		Morgan Stanley MTN[4]
	€200	1.218%—03/01/2013[2]	266
		New Albertsons Inc.
	$800	7.500%—02/15/2011	816
		New South Wales Treasury Corporation
AUD$	400	2.750%—11/20/2025[5]	397
		New York Life Global Funding
	$200	4.650%—05/09/2013[1]	217
		Pricoa Global Funding I MTN[4]
	500	0.388%—01/30/2012[1,2]	497
		Pulte Homes Inc.
	700	7.875%—08/01/2011	730

CORPORATE BONDS & NOTES—Continued

Principal Amount (000s)			Value (000s)

		Royal Bank of Scotland plc
	$600	2.759%—08/23/2013[2]	$615
	300	3.000%—12/09/2011[1]	308
	700	4.875%—03/16/2015	754

			1,677

		SLM Corp. MTN[4]
	740	3.398%—05/03/2019[3,5]	518
	€1,100	4.750%—03/17/2014	1,431

			1,949

		Sprint Capital Corp.
	$1,000	7.625%—01/30/2011	1,015
		Starwood Hotels & Resorts Worldwide Inc.
	1,000	6.250%—02/15/2013	1,070
		Transocean Inc.
	700	4.950%—11/15/2015	743
		UBS AG MTN[4]
	1,700	1.439%—02/23/2012[2]	1,714

	TOTAL CORPORATE BONDS & NOTES (Cost $45,915)		46,899

FOREIGN GOVERNMENT OBLIGATIONS—1.9%
		Australia Government Bond
AUD$	2,600	3.000%—09/20/2025[5]	2,780
		Canada Housing Trust No 1
CAD$	2,700	2.450%—12/15/2015	2,679
		Petroleos Mexicanos
	$200	5.500%—01/21/2021	219

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,296)		5,678

MORTGAGE PASS-THROUGH—1.2%
		Federal National Mortgage Association REMIC[6]
	1,352	0.606%—07/25/2037[2]	1,355
	1,294	0.636%—07/25/2037[2]	1,298
	875	0.696%—05/25/2036[2]	879

	TOTAL MORTGAGE PASS-THROUGH (Cost $3,473)		3,532

U.S. GOVERNMENT OBLIGATIONS—91.8%
		U.S. Treasury Inflation Indexed Bonds
	5,267	0.625%—04/15/2013[5]	5,447
	10,934	1.250%—04/15/2014[5,7]	11,619
	8,909	1.250%—07/15/2020[5]	9,579
	13,532	1.375%—07/15/2018-01/15/2020[5]	14,723
	16,631	1.625%—01/15/2015-01/15/2018[5]	18,045
	656	1.750%—01/15/2028[5]	728
	25,396	1.875%—07/15/2013-07/15/2015[5]	27,756
	11,860	1.875%—07/15/2019[5,7]	13,426
	33,786	2.000%—04/15/2012-01/15/2026[5]	37,733
	8,432	2.125%—01/15/2019-02/15/2040[5]	9,710
	15,056	2.375%—04/15/2011-01/15/2027[5]	17,615
	19,533	2.375%—01/15/2025[5,7]	23,341
	24,017	2.500%—07/15/2016-01/15/2029[5]	29,166
	11,692	2.625%—07/15/2017[5]	13,730
	4,492	3.000%—07/15/2012[5]	4,780
	2,460	3.375%—04/15/2032[5]	3,481
	627	3.500%—01/15/2011[5]	632

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued

Principal Amount (000s)		Value (000s)

$6,884	3.625%—04/15/2028[5]	$9,590
16,271	3.875%—04/15/2029[5]	23,609

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $261,240)		274,710

SHORT-TERM INVESTMENTS—0.2%
(Cost $570)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$570	Repurchase Agreement with State Street Corp. dated October 29, 2010 due November 01, 2010 at 0.010% collateralized by Federal National Mortgage Association (market value $582)	$570

TOTAL INVESTMENTS—114.3% (Cost $327,461)		342,214

CASH AND OTHER ASSETS, LESS LIABILITIES—(14.3)%		(42,931)

TOTAL NET ASSETS—100.0%		$299,283

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2010

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	4	€1,000	12/2010	$2
Eurodollar Futures-CME 90-day (Buy)	70	$17,500	03/2011	26
Eurodollar Futures-CME 90-day (Buy)	47	11,750	06/2011	5
Eurodollar Futures-CME 90-day (Buy)	62	15,500	03/2012	36

				$69

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2010

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Deutsche Bank AG	$44	$44	12/2010	$—
Brazilian Real (Buy)	CitiBank N.A.	1,335	1,364	03/2011	(29)
Brazilian Real (Buy)	Deutsche Bank AG	205	200	12/2010	5
Brazilian Real (Buy)	HSBC Bank USA, N.A.	1,155	1,101	12/2010	54
Brazilian Real (Sell)	CitiBank N.A.	1,359	1,390	12/2010	31
British Pound Sterling (Sell)	UBS AG	1,642	1,597	12/2010	(45)
Canadian Dollar (Sell)	BNP Paribas S.A.	2,286	2,268	11/2010	(18)
Canadian Dollar (Sell)	Royal Bank of Scotland plc	2,589	2,580	11/2010	(9)
Chinese Yaun (Buy)	Barclays Bank plc	44	44	11/2010	—
Chinese Yaun (Buy)	Barclays Bank plc	35	35	11/2011	—
Chinese Yaun (Buy)	CitiBank N.A.	70	70	11/2010	—
Chinese Yaun (Buy)	CitiBank N.A.	209	210	11/2011	(1)
Chinese Yaun (Buy)	Deutsche Bank AG	272	270	01/2010	2
Chinese Yaun (Buy)	Deutsche Bank AG	182	182	11/2010	—
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	391	390	01/2011	1
Chinese Yaun (Buy)	JP Morgan Chase Bank, N.A.	85	87	11/2011	(2)
Chinese Yaun (Buy)	Morgan Stanley & Co. Inc.	72	72	11/2010	(1)
Chinese Yaun (Buy)	Morgan Stanley & Co. Inc.	270	270	01/2011	—
Chinese Yaun (Sell)	Barclays Bank plc	34	34	11/2010	—
Chinese Yaun (Sell)	CitiBank N.A.	204	204	11/2010	—
Chinese Yaun (Sell)	JP Morgan Chase Bank, N.A.	84	84	11/2010	—
Euro Currency (Buy)	CitiBank N.A.	167	167	11/2011	—
Euro Currency (Buy)	Deutsche Bank AG	168	168	01/2011	—
Euro Currency (Sell)	Barclays Bank plc	1,644	1,607	11/2010	(37)
Euro Currency (Sell)	Deutsche Bank AG	7,940	7,308	11/2010	(632)
Euro Currency (Sell)	Royal Bank of Scotland plc	2,878	2,868	01/2011	(10)
Indian Rupee (Buy)	Barclays Bank plc	208	210	03/2011	(2)
Indian Rupee (Buy)	CitiBank N.A.	603	607	03/2011	(4)
Indian Rupee (Buy)	CitiBank N.A.	206	200	03/2011	6

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Indian Rupee (Buy)	Deutsche Bank AG	$206	$200	03/2011	$6
Indian Rupee (Buy)	Deutsche Bank AG	581	585	03/2011	(4)
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	207	200	03/2011	7
Indian Rupee (Buy)	JP Morgan Chase Bank, N.A.	188	190	03/2011	(2)
Indian Rupee (Buy)	Morgan Stanley & Co. Inc.	209	200	11/2010	9
Indian Rupee (Buy)	Royal Bank of Scotland plc	128	128	03/2011	—
Indian Rupee (Buy)	UBS AG	35	35	03/2011	—
Indian Rupee (Sell)	CitiBank N.A.	79	78	11/2010	(1)
Indian Rupee (Sell)	Royal Bank of Scotland plc	130	131	11/2010	1
Indonesian Rupiah (Buy)	CitiBank N.A.	323	330	10/2011	(7)
Japanese Yen (Buy)	Barclays Bank plc	605	598	12/2010	7
Japanese Yen (Buy)	BNP Paribas S.A.	303	300	11/2010	3
Japanese Yen (Buy)	CitiBank N.A.	234	230	12/2010	4
Japanese Yen (Buy)	Deutsche Bank AG	523	520	12/2010	3
Japanese Yen (Buy)	Royal Bank of Scotland plc	1,361	1,343	11/2010	18
Japanese Yen (Sell)	Morgan Stanley & Co. Inc.	1,665	1,590	11/2010	(75)
Japanese Yen (Sell)	Royal Bank of Scotland plc	1,361	1,343	12/2010	(18)
Philippine Peso (Buy)	CitiBank N.A.	306	300	11/2010	6
Philippine Peso (Buy)	CitiBank N.A.	786	776	02/2011	10
Philippine Peso (Buy)	CitiBank N.A.	300	300	06/2011	—
Philippine Peso (Buy)	CitiBank N.A.	371	368	06/2015	3
Philippine Peso (Buy)	Deutsche Bank AG	205	200	11/2010	5
Philippine Peso (Buy)	Deutsche Bank AG	100	99	02/2011	1
Philippine Peso (Buy)	Deutsche Bank AG	371	370	06/2011	1
Philippine Peso (Buy)	JP Morgan Chase Bank, N.A.	64	64	06/2011	—
Philippine Peso (Buy)	UBS AG	1	1	11/2010	—
Philippine Peso (Buy)	UBS AG	25	25	02/2011	—
Philippine Peso (Sell)	Barclays Bank plc	1	1	11/2010	—
Philippine Peso (Sell)	CitiBank N.A.	131	130	11/2010	(1)
Philippine Peso (Sell)	Deutsche Bank AG	316	314	11/2010	(2)
Philippine Peso (Sell)	JP Morgan Chase Bank, N.A.	65	64	11/2010	(1)
South Korean Won (Buy)	Barclays Bank plc	253	237	11/2010	16
South Korean Won (Buy)	Barclays Bank plc	556	559	05/2011	(3)
South Korean Won (Buy)	CitiBank N.A.	1,096	1,070	11/2010	26
South Korean Won (Buy)	CitiBank N.A.	93	94	11/2010	(1)
South Korean Won (Buy)	CitiBank N.A.	123	120	01/2011	3
South Korean Won (Buy)	CitiBank N.A.	435	436	05/2011	(1)
South Korean Won (Buy)	CitiBank N.A.	203	200	05/2011	3
South Korean Won (Buy)	Deutsche Bank AG	92	89	11/2010	3
South Korean Won (Buy)	Deutsche Bank AG	200	200	01/2011	—
South Korean Won (Buy)	Deutsche Bank AG	304	300	05/2011	4
South Korean Won (Buy)	Deutsche Bank AG	496	500	05/2011	(4)
South Korean Won (Buy)	Goldman Sachs International	42	40	11/2010	2
South Korean Won (Buy)	Goldman Sachs International	132	131	05/2011	1
South Korean Won (Buy)	HSBC Bank USA, N.A.	73	74	05/2011	(1)
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	169	168	11/2010	1
South Korean Won (Buy)	JP Morgan Chase Bank, N.A.	490	476	01/2011	14
South Korean Won (Buy)	Morgan Stanley & Co. Inc.	208	201	11/2010	7
South Korean Won (Buy)	Royal Bank of Scotland plc	96	89	11/2010	7
South Korean Won (Buy)	Royal Bank of Scotland plc	147	147	05/2011	—
South Korean Won (Buy)	UBS AG	202	200	05/2011	2
South Korean Won (Sell)	Barclays Bank plc	559	562	11/2010	3
South Korean Won (Sell)	CitiBank N.A.	724	726	11/2010	2
South Korean Won (Sell)	Goldman Sachs International	31	31	11/2010	—
South Korean Won (Sell)	HSBC Bank USA, N.A.	74	74	11/2010	—
South Korean Won (Sell)	JP Morgan Chase Bank, N.A.	169	169	11/2010	—
South Korean Won (Sell)	Royal Bank of Scotland plc	248	247	11/2010	(1)

					$(635)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2010

INTEREST RATE SWAPS

Counterparty	Senior Bond Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.680%	01/02/2012	R$	1,000	$1
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.285	01/02/2013		1,000	15
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.360	01/02/2012		2,100	24
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.670	01/02/2012		2,100	36
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		500	45
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	11.890	01/02/2013		7,600	72
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	11.250	01/02/2012		1,000	—
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.170	01/02/2013		2,100	25
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	10.115	01/02/2012		100	(2)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.290	01/02/2012		2,500	3
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		6,000	99
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.630	01/02/2012		2,700	21
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	11.980	01/02/2013		1,100	13
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		400	21
UBS AG	Brazil Cetip Interbank Deposit	Pay	12.070	01/02/2013		1,100	19
JP Morgan Chase Bank, N.A.	French Consumer Price Index Ex Tobacco Index	Pay	2.261	07/14/2011		€400	26
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Pay	3.450	09/15/2012		£200	—
Royal Bank of Scotland plc	UK Retail Prices Index All Items NSA	Pay	3.440	09/14/2012		500	1

Interest Rate Swaps							$419

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	ING Verzekeringen NV 4.000% due 09/18/2013	Sell	1.400%	06/20/2011	1.369%	$1	$—	€500	$1
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	102	98	$700	4
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	58	59	400	(1)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	307	294	2,100	13
Morgan Stanley Capital Services Inc.	Dow Jones CDX Emerging Markets Index Series 14, 0.037%	Sell	5.000	12/20/2015	2.044	117	113	800	4
BNP Paribas S.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	20	6	5,000	14
Citibank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	1	—	300	1
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	—	—	100	—
JP Morgan Chase Bank, N.A.	Dow Jones CDX North America Investment Grade Index Series 15 5Y-0.037%	Sell	1.000	12/20/2015	0.944	37	8	9,500	29
UBS AG	Dow Jones CDX North America Investment Grade Index Series 15, 0.037%	Sell	1.000	12/20/2015	0.945	—	—	100	—
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.950	2	(4)	500	6
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.950	2	(9)	500	11
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.270	(15)	(23)	700	8
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.699	(20)	(18)	900	(2)
Citibank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.657	(6)	(8)	300	2

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250%	06/20/2015	0.657%	$(7)	$(13)	$400	$6
JP Morgan Chase Bank, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	06/20/2015	0.657	(9)	(18)	500	9
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	0.699	(9)	(8)	400	(1)
Citibank, N.A.	GATX Corporation 5.800% due 03/01/2016	Buy	—	03/20/2016	2.159	53	1	1,000	52
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2011	0.818	3	(17)	2,000	20
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Sell	1.000	03/20/2011	0.818	2	(6)	1,000	8
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.555	26	25	1,100	1
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.555	12	12	500	—
Deutsche Bank AG	New Albertson’s Inc. Senior Bond 7.250% due 05/01/2013	Buy	1.000	03/20/2011	2.875	5	8	800	(3)
Deutsche Bank AG	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2012	1.128	—	(1)	100	1
Deutsche Bank AG	PulteGroup Inc. Senior Bond 5.250% due 01/15/2014	Buy	1.000	09/20/2011	2.088	6	3	700	3
Deutsche Bank AG	Republic of Italy 6.875% due 09/27/2023	Sell	1.000	06/20/2015	1.672	(14)	(12)	500	(2)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2013	0.749	(8)	17	1,100	(25)
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.497	24	5	1,000	19
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.497	12	4	500	8
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.497	12	6	500	6

Credit Default Swaps									$192

Total Swaps									$611

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2010

Description	Number of Shares/Contracts	Strike Index/Price/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Call)	(1,000,000)	221.37	Y	12/04/2010	$—
Inflation-Linked Swap Option (Put)	(2,000,000)	215.95	Y	03/12/2020	(18)
Inflation-Linked Swap Option (Put)	(1,000,000)	215.97	Y	12/14/2010	—
Inflation-Linked Swap Option (Put)	(3,600,000)	216.69	Y	04/07/2020	(32)
Inflation-Linked Swap Option (Put)	(500,000)	217.97	Y	09/29/2020	(4)
Inflation-Linked Swap Option (Put)	(400,000)	218.01	Y	10/13/2020	(3)
Credit Default Option 5 year (Call)	(300,000)	1.00%		11/17/2010	—
Credit Default Option 5 year (Call)	(1,700,000)	0.90		12/15/2010	(8)
Credit Default Option 5 year (Call)	(1,200,000)	0.90		03/16/2011	(5)
Credit Default Option 5 year (Put)	(300,000)	1.40		11/17/2010	(1)
Credit Default Option 5 year (Put)	(1,700,000)	1.50		12/15/2010	—
Credit Default Option 5 year (Put)	(1,200,000)	1.60		03/16/2011	(4)
Credit Default Option 5 year (Put)	(200,000)	1.70		03/16/2011	—
Credit Default Option 5 year (Put)	(200,000)	1.80		03/16/2011	(1)
Interest Rate Swap Option 5 year (Call)	(8,900,000)	1.35		12/13/2010	(23)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS—Continued

Description	Number of Shares/Contracts	Strike Index/Price/Rate	Expiration Date	Value (000s)
Interest Rate Swap Option 5 year (Call)	(3,100,000)	1.35%	12/13/2010	$(8)
Interest Rate Swap Option 5 year (Call)	(3,000,000)	1.50	12/13/2010	(17)
Interest Rate Swap Option 5 year (Call)	(1,700,000)	1.50	12/13/2010	(10)
Interest Rate Swap Option 5 year (Call)	(2,800,000)	1.25	02/22/2011	(6)
Interest Rate Swap Option 5 year (Call)	(4,300,000)	1.25	02/22/2011	(10)
Interest Rate Swap Option 10 year (Call)	(1,000,000)	2.25	12/13/2010	(1)
Interest Rate Swap Option 2 year (Put)	(1,000,000)	2.25	09/24/2012	(4)
Interest Rate Swap Option 2 year (Put)	(400,000)	2.25	09/24/2012	(2)
Interest Rate Swap Option 2 year (Put)	(19,600,000)	2.25	09/24/2012	(86)
Interest Rate Swap Option 3 year (Put)	(500,000)	3.00	06/18/2012	(2)
Interest Rate Swap Option 3 year (Put)	(2,900,000)	3.00	06/18/2012	(10)
Interest Rate Swap Option 3 year (Put)	(2,000,000)	3.00	06/18/2012	(7)
Interest Rate Swap Option 3 year (Put)	(4,200,000)	3.00	06/18/2012	(14)
Interest Rate Swap Option 3 year (Put)	(3,400,000)	3.00	06/18/2012	(11)
Interest Rate Swap Option 5 year (Put)	(8,900,000)	1.70	12/13/2010	(22)
Interest Rate Swap Option 5 year (Put)	(3,100,000)	1.95	12/13/2010	(2)
Interest Rate Swap Option 5 year (Put)	(3,000,000)	2.10	12/13/2010	(1)
Interest Rate Swap Option 5 year (Put)	(1,700,000)	2.10	12/13/2010	(1)
Interest Rate Swap Option 5 year (Put)	(2,800,000)	1.80	02/22/2011	(16)
Interest Rate Swap Option 5 year (Put)	(4,300,000)	1.80	02/22/2011	(24)
Interest Rate Swap Option 10 year (Put)	(1,000,000)	2.75	12/13/2010	(14)
Interest Rate Swap Option 10 year (Put)	(400,000)	10.00	07/10/2012	—
Interest Rate Swap Option 10 year (Put)	(700,000)	10.00	07/10/2012	—
Currency Option—Euro Futures (Call)	(7)	$99.50	12/13/2010	(3)
Currency Option—Euro Futures (Put)	(7)	99.50	12/13/2010	—
Forward Volatility Swaption 1 year (Call)	(1,900,000)	0.51	10/11/2011	(11)
Forward Volatility Swaption 1 year (Call)	(2,000,000)	0.53	10/11/2011	(11)
Forward Volatility Swaption 1 year (Call)	(4,000,000)	1.11	10/11/2011	(43)
Forward Volatility Swaption 1 year (Call)	(4,700,000)	1.09	11/14/2011	(49)
U.S. Treasury Notes-10 year Future (Call)	(27)	129.00	11/26/2010	(4)
U.S. Treasury Notes-10 year Future (Put)	(22)	124.00	11/26/2010	(6)
U.S. Treasury Notes-10 year Future (Put)	(5)	125.00	11/26/2010	(3)

Written options outstanding, at value (premiums received of $713)				$(497)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2010 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$2,117	$5,886	$8,003
Bank Loan Obligations	—	1,026	—	1,026
Collateralized Mortgage Obligations	—	1,796	—	1,796
Corporate Bond & Notes	—	46,899	—	46,899
Foreign Government Obligations	—	5,678	—	5,678
Mortgage Pass-Through	—	3,532	—	3,532
U.S. Government Obligations	—	274,710	—	274,710
Short-Term Investments
Repurchase Agreements	—	570	—	570

Total Investments in Securities	$—	$336,328	$5,886	$342,214

Investments in Other Financial Instruments
Forward Currency Contracts	—	(635)	—	(635)
Futures Contracts	67	2	—	69
Options-Written	(16)	(481)	—	(497)
Swap Agreements	—	611	—	611

Total Investments in Other Financial Instruments	$51	$(503)	$—	$(452)

Total Investments	$51	$335,825	$5,886	$341,762

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the period ended October 31, 2010.

Valuation Description	Beginning Balance at 11/01/2009 (000s)	Net Purchases/ (Sales) (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Net Transfers In/(Out) of Level 3 (000s)	Ending Balance as of 10/31/2010[w] (000s)
Asset-Backed Securities	$—	$5,791	$17	$34	$44	$—	$5,886
Swap Agreements	18	—	—	—	27	(45)	—

Total	$18	$5,791	$17	$34	$71	$(45)	$5,886

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2010, these securities were valued at $21,134 or 7% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

3	Variable rate security. The stated rate represents the rate in effect at October 31, 2010.

4	MTN after the name of a security stands for Medium Term Note.

5	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	At October 31, 2010, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $48,386 or 16% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) on investments held as of October 31, 2010 is $45.

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income, the Fund intends to maintain a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The pace of the economic recovery slowed in the fiscal year ended October 31, 2010. Despite significant monetary stimulus, the expansion lost traction in the second quarter of calendar year 2010. The boost from business investment faded as companies were unwilling to deploy cash amidst elevated economic uncertainty. Personal consumption failed to offset the decline in private investment, given continued weakness in the labor sector, where modest increases in payrolls have yet to result in significant improvement in the unemployment rate. Meanwhile, core consumer price inflation continues to trend below 1% on an annualized basis, well below the Federal Reserve’s target levels.

Markets responded strongly to evidence of the economic slowdown. U.S. Treasury yields declined across the curve to set historical lows, and the yield curve flattened as the Federal Reserve hinted at increasing the level of monetary stimulus. The interest-rate markets currently imply that monetary policy rates are likely to remain accommodative through 2011.

From a money market investor’s perspective, short-term interest rates remained extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and, in our view, are unlikely to increase in the current environment. Given the elevated unemployment rate and the low level of core inflation, we would expect policy makers to remain patient before taking steps to reduce monetary policy accommodation.

PERFORMANCE

As a result of the low-interest-rate environment, Harbor Money Market Fund provided limited returns that were at least competitive relative to the Fund’s benchmark market. For the year ended October 31, 2010, the Fund returned 0.18% (Institutional Class and Administrative Class). This compares with the return of 0.12% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained below the recently-instituted regulatory maximum of 60 days (previously 90 days) and well below the duration of the 3-Month Treasury Bill benchmark. Although this approach limited the Fund’s ability to benefit fully from longer-maturity yields within the benchmark, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe the economic recovery is likely to continue at a slow pace. Ultimately, policy accommodation should result in a sustainable increase in private investment, and growth should improve. In the near term, stabilization in housing and labor markets, combined with steady improvements in industrial activity, should reduce the odds of a double-dip recession.

It is difficult to predict with certainty the timing of a shift to a tightening cycle by the Federal Reserve. We currently expect monetary policy rates to remain anchored throughout the coming calendar year. As the economy recovers, policy accommodation will need to be removed and excess reserves will need to be drained from the banking

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	31.5%
Federal National Mortgage Association	24.5%
Federal Home Loan Mortgage Corp.	21.5%
U.S. Treasury	17.0%
Federal Farm Credit Bank	3.4%

system. The most likely path would begin with a gradual reduction in the Fed’s balance sheet, followed by either an increase in the target federal funds rate or an increase in interest paid on bank reserves. Given the complexity of the Policy shift, we expect that there will be ample time to adjust the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and government agency obligations while complying with recent changes to the regulatory framework governing money market funds. The Securities and Exchange Commission amended the regulatory framework governing money market funds in early 2010 to provide increased transparency and reduced risk for investors.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.01%

Total Net Assets (000s)	$147,116

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.01%

Total Net Assets (000s)	$447

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.17%	0.12%

Weighted Average Maturity	0.10 Years	0.24 Years

Weighted Average Duration	0.10 Years	0.24 Years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US 3-Month Treasury Bill. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2000 through 10/31/2010

Total Returns For the periods ended 10/31/2010
Harbor Money Market Fund
Institutional Class	0.18%	2.66%	2.40%	4.14%	12/29/1987	$12,680
Administrative Class	0.18%	2.49%	N/A	1.91%	11/01/2002	$11,636
Comparative Index
BofA Merrill Lynch US 3-Month Treasury Bill	0.12%	2.56%	2.49%	4.30%[b]	—	$12,793
Current 7-day SEC yield for period ended 10/31/2010:	Institutional Class: 0.18%			Administrative Class: 0.18%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than performance data shown. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The current yield more closely reflects the current earnings of the Harbor Money Market Fund than the total return.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Life of Fund return from 12/29/1987.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2010

Total Investments (% of net assets)

(Excludes net cash of 2.1%)

GOVERNMENT AGENCY DEBT—80.9%

Principal Amount (000s)		Value (000s)

	Federal Farm Credit Bank
$5,000	0.256%—12/27/2010[1]	$5,000

	Federal Home Loan Bank Discount Notes
3,500	0.155%—11/19/2010	3,500
19,400	0.170%—11/03/2010-12/02/2010	19,398
12,500	0.175%—01/14/2011	12,496
11,000	0.180%—11/12/2010	10,999

		46,393

	Federal Home Loan Mortgage Corp. Discount Notes
7,000	0.160%—11/19/2010	6,999
15,900	0.165%—11/29/2010-12/14/2010	15,897
5,902	0.240%—01/18/2011	5,899
3,000	0.330%—11/22/2010	2,999

		31,794

	Federal National Mortgage Association Discount Notes
1,500	0.155%—11/17/2010	1,500
6,500	0.170%—11/24/2010-02/01/2011	6,499
13,100	0.180%—02/14/2011	13,093
6,500	0.190%—11/15/2010-02/09/2011	6,498
2,100	0.200%—01/18/2011-03/01/2011	2,099
6,556	3.279%—11/01/2010	6,556

		36,245

TOTAL GOVERNMENT AGENCY DEBT (Cost $119,432)		119,432

TREASURY DEBT—17.0%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bills
$10,000	0.137%—11/04/2010	$10,000
15,000	0.147%—11/12/2010	14,999

TOTAL TREASURY DEBT (Cost $24,999)		24,999

TOTAL INVESTMENTS—97.9% (Cost $144,431)[2]		144,431
CASH AND OTHER ASSETS, LESS LIABILITIES—2.1%		3,132

TOTAL NET ASSETS—100.0%		$147,563

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2009 or October 31, 2010. There were no significant transfers between levels during the year.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2010.

2	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2010

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$1,402,759	$10,764,190	$327,461	$144,431
Investments, at value	$1,397,183	$10,298,063	$341,644	$144,431
Repurchase agreements	104,624	729,000	570	—
Cash	5,174	8,468	—	64
Foreign currency, at value (cost: $0; $3,120; $329; $0)	—	3,134	328	—
Receivables for:
Investments sold	3,223	1,417,475	7,629	—
Foreign currency spot contracts	—	1	—	—
Capital shares sold	2,926	10,045	625	3,436
Dividends	—	579	—	—
Interest	21,765	51,693	1,674	—
Open forward currency contracts	—	14,011	—	—
Unrealized appreciation on unfunded loan commitments	48	—	—	—
Unrealized appreciation on swap agreements	—	32,700	611	—
Swap premium paid	—	15,759	594	—
Variation margin on futures contracts	—	433	5	—
Withholding tax receivable	43	248	3	—
Other assets	—	—	—	25
Prepaid registration fees	27	—	7	11
Total Assets	1,535,013	12,581,609	353,690	147,967
LIABILITIES
Payables for:
Due to broker	—	50,085	1,426	—
Investments purchased	36,247	4,307,492	51,414	—
Capital shares reacquired	715	10,205	174	351
Dividends to shareholders	—	—	—	1
Written options, at value (premium received: $0; $22,446; $713; $0)	—	12,316	497	—
Open forward currency contracts	—	—	635	—
Accrued expenses:
Management fees	697	3,175	119	24
12b-1 fees	30	42	—	—
Trustees’ fees and expenses	14	108	3	1
Transfer agent fees	72	329	12	6
Other	80	1,184	127	21
Total Liabilities	37,855	4,384,936	54,407	404
NET ASSETS	$1,497,158	$8,196,673	$299,283	$147,563
Net Assets Consist of:
Paid-in capital	$1,365,278	$7,467,648	$274,281	$147,528
Undistributed/(accumulated) net investment income/(loss)	10,566	60,208	2,220	35
Accumulated net realized gain/(loss)	22,219	340,164	7,759	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	99,095	262,990	14,762	—
Unrealized appreciation/(depreciation) of other financial instruments	—	65,663	261	—
	$1,497,158	$8,196,673	$299,283	$147,563
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$1,354,531	$7,996,353	$297,858	$147,116
Shares of beneficial interest[2]	120,647	606,704	26,563	147,116
Net asset value per share[1]	$11.23	$13.18	$11.21	$1.00
Administrative Class
Net assets	$7,559	$200,320	$1,425	$447
Shares of beneficial interest[2]	673	15,198	127	447
Net asset value per share[1]	$11.23	$13.18	$11.23	$1.00
Investor Class
Net assets	$135,068
Shares of beneficial interest[2]	12,024	N/A	N/A	N/A
Net asset value per share[1]	$11.23

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2010

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Dividends	$16	$2,250	$—	$—
Interest	73,723	201,599	5,853	327
Total Investment Income	73,739	203,849	5,853	327
Operating Expenses
Management fees	5,733	33,898	1,141	362
12b-1 fees:
Administrative Class	16	424	2	1
Investor Class	313	N/A	N/A	N/A
Shareholder communications	73	612	57	1
Custodian fees	136	528	80	43
Transfer agent fees:
Institutional Class	681	5,714	196	151
Administrative Class	5	141	1	—
Investor Class	254	N/A	N/A	N/A
Professional fees	24	147	5	10
Trustees’ fees and expenses	19	117	4	2
Registration fees	119	684	71	41
Miscellaneous	16	92	8	8
Total expenses	7,389	42,357	1,565	619
Management fees waived	(204)	(1,516)	—	(351)
Transfer agent fees waived	(255)	(1,865)	(63)	(48)
Other expenses reimbursed	—	—	(73)	(209)
Custodial expense reductions	—	(2)	—	—
Net expenses	6,930	38,974	1,429	11
Net Investment Income/(Loss)	66,809	164,875	4,424	316
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	23,349	145,019	12,167	—
Foreign currency transactions	—	190	1,547	—
Swap agreements	—	72,801	(772)	—
Futures contracts	—	160,940	969	—
Written Options	—	35,767	828	—
Change in net unrealized appreciation/(depreciation) of:
Investments	55,348	162,799	10,139	—
Forwards	—	13,285	(685)	—
Investments sold short	—	2,505	—	—
Swap agreements	—	(11,472)	532	—
Futures contracts	—	(17,415)	(260)	—
Written Options	—	3,401	24	—
Translations of assets and liabilities in foreign currencies	—	63	8	—
Net gain/(loss) on investment transactions	78,697	567,883	24,497	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$145,506	$732,758	$28,921	$316

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$66,809	$23,668	$164,875	$200,085
Net realized gain/(loss) on investments	23,349	7,564	414,717	155,289
Net unrealized appreciation/(depreciation) of investments	55,348	53,063	153,166	457,116
Net increase/(decrease) in assets resulting from operations	145,506	84,295	732,758	812,490
Distributions to Shareholders
Net investment income:
Institutional Class	(52,156)	(13,638)	(202,038)	(171,728)
Administrative Class	(396)	(149)	(4,386)	(3,934)
Investor Class	(7,529)	(3,527)	N/A	N/A
Net realized gain on investments:
Institutional Class	(2,589)	—	(86,331)	(140,258)
Administrative Class	(23)	—	(2,089)	(3,174)
Investor Class	(542)	—	N/A	N/A
Total distributions to shareholders	(63,235)	(17,314)	(294,844)	(319,094)
Net Increase/(Decrease) Derived from Capital Share Transactions	824,794	467,756	1,852,938	1,670,408
Net increase/(decrease) in net assets	907,065	534,737	2,290,852	2,163,804
Net Assets
Beginning of period	590,093	55,356	5,905,821	3,742,017
End of period*	$1,497,158	$590,093	$8,196,673	$5,905,821
* Includes undistributed/(accumulated) net investment income/(loss) of:	$10,566	$6,492	$60,208	$42,015

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009

$4,424	$3,523	$316	$873
14,739	3,109	—	—
9,758	12,934	—	—
28,921	19,566	316	873

(6,115)	(1,743)	(315)	(872)
(20)	(8)	(1)	(1)
(N/A )	N/A	N/A	N/A

—	(3,157)	—	—
—	(20)	—	—
—	N/A	N/A	N/A
(6,135)	(4,928)	(316)	(873)
94,353	85,206	(39,759)	(51,645)
117,139	99,844	(39,759)	(51,645)

182,144	82,300	187,322	238,967
$299,283	$182,144	$147,563	$187,322
$2,220	$2,694	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,038,138	$397,950	$3,256,962	$2,810,423
Net proceeds from redemption fees	554	265	—	—
Reinvested distributions	34,902	9,788	243,984	264,277
Cost of shares reacquired	(256,320)	(42,457)	(1,697,650)	(1,457,933)
Net increase/(decrease) in net assets	$817,274	$365,546	$1,803,296	$1,616,767
Administrative Class
Net proceeds from sale of shares	$3,742	$4,318	$85,932	$94,212
Net proceeds from redemption fees	5	3	—	—
Reinvested distributions	376	127	6,314	7,030
Cost of shares reacquired	(1,847)	(770)	(42,604)	(47,601)
Net increase/(decrease) in net assets	$2,276	$3,678	$49,642	$53,641

Investor Class
Net proceeds from sale of shares	$54,804	$119,507
Net proceeds from redemption fees	97	74	Not Applicable	Not Applicable
Reinvested distributions	7,268	2,927
Cost of shares reacquired	(56,925)	(23,976)
Net increase/(decrease) in net assets	$5,244	$98,532
SHARES
Institutional Class:
Shares sold	96,640	42,521	258,524	238,996
Shares issued due to reinvestment of distributions	3,291	1,011	19,613	22,970
Shares reacquired	(23,983)	(4,444)	(134,266)	(125,437)
Net increase/(decrease) in shares outstanding	75,948	39,088	143,871	136,529
Beginning of period	44,699	5,611	462,833	326,304
End of period	120,647	44,699	606,704	462,833
Administrative Class
Shares sold	350	471	6,823	8,093
Shares issued due to reinvestment of distributions	35	13	508	611
Shares reacquired	(172)	(83)	(3,377)	(4,066)
Net increase/(decrease) in shares outstanding	213	401	3,954	4,638
Beginning of period	460	59	11,244	6,606
End of period	673	460	15,198	11,244
Investor Class
Shares sold	5,131	12,877
Shares issued due to reinvestment distributions	686	301
Shares reacquired	(5,339)	(2,451)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	478	10,727
Beginning of period	11,546	819
End of period	12,024	11,546

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009	November 1, 2009 through October 31, 2010	November 1, 2008 through October 31, 2009

$174,139	$124,059	$403,031	$322,217
—	—	—	—
5,109	4,583	313	865
(85,664)	(43,422)	(443,137)	(375,127)
$93,584	$85,220	$(39,793)	$(52,045)

$1,312	$552	$254	$1,086
—	—	—	—
19	28	1	1
(562)	(594)	(221)	(687)
$769	$(14)	$34	$400

Not Applicable	Not Applicable	Not Applicable	Not Applicable

16,545	12,685	403,031	322,217
491	492	313	865
(8,134)	(4,586)	(443,137)	(375,127)
8,902	8,591	(39,793)	(52,045)
17,661	9,070	186,909	238,954
26,563	17,661	147,116	186,909

124	61	254	1,086
2	3	1	1
(53)	(62)	(221)	(687)
73	2	34	400
54	52	413	13
127	54	447	413

Not Applicable	Not Applicable	Not Applicable	Not Applicable

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007	2006
Net asset value beginning of period	$10.41	$8.53	$10.92	$10.98	$10.91
Income from Investment Operations
Net investment income/(loss)	0.68 [a]	0.55 [a]	0.67 [a]	0.75 [a]	0.76 [a]
Net realized and unrealized gains/(losses) on investments	0.88	1.82	(2.37)	(0.04)	0.14
Total from investment operations	1.56	2.37	(1.70)	0.71	0.90
Less Distributions
Dividends from net investment income	(0.70)	(0.50)	(0.70)	(0.71)	(0.79)
Distributions from net realized capital gains[1]	(0.05)	—	—	(0.07)	(0.04)
Total distributions	(0.75)	(0.50)	(0.70)	(0.78)	(0.83)
Proceeds from redemption fees	0.01	0.01	0.01	0.01	— [f]
Net asset value end of period	11.23	10.41	8.53	10.92	10.98
Net assets end of period (000s)	$1,354,531	$465,193	$47,862	$44,312	$28,727
Ratios and Supplemental Data (%)
Total return	15.67%[b]	28.70%[b]	(16.37)%[b]	6.70%[b]	8.56%[b]
Ratio of total expenses to average net assets[2]	0.72	0.77	0.88	0.95	1.06
Ratio of net expenses to average net assets	0.67 [a]	0.75 [a]	0.77 [a]	0.82 [a]	0.81 [a]
Ratio of net investment income to average net assets	7.01 [a]	7.64 [a]	6.90 [a]	7.15 [a]	7.01 [a]
Portfolio turnover	39	58	65	66	63

HARBOR BOND FUND
	Institutional Class
Year Ended October 31	2010	2009	2008	2007	2006
Net asset value beginning of period	$12.46	$11.24	$11.79	$11.78	$11.61
Income from Investment Operations
Net investment income/(loss)	0.29 [a]	0.49 [a]	0.54 [a]	0.54 [a]	0.51 [a]
Net realized and unrealized gains/(losses) on investments	0.99	1.59	(0.41)	0.13	0.06
Total from investment operations	1.28	2.08	0.13	0.67	0.57
Less Distributions
Dividends from net investment income	(0.38)	(0.44)	(0.66)	(0.66)	(0.39)
Distributions from net realized capital gains[1]	(0.18)	(0.42)	(0.02)	—	(0.01)
Total distributions	(0.56)	(0.86)	(0.68)	(0.66)	(0.40)
Net asset value end of period	13.18	12.46	11.24	11.79	11.78
Net assets end of period (000s)	$7,996,353	$5,765,886	$3,667,809	$2,650,770	$2,307,286
Ratios and Supplemental Data (%)
Total return	10.62%[b]	19.44%[b]	0.95%[b]	5.97%[b]	5.10%[b]
Ratio of total expenses to average net assets[2]	0.59	0.60	0.58	0.57	0.60
Ratio of net expenses to average net assets	0.55 [a]	0.57 [a]	0.55 [a]	0.56 [a]	0.58 [a]
Ratio of net investment income to average net assets	2.34 [a]	4.34 [a]	4.47 [a]	4.73 [a]	4.34 [a]
Portfolio turnover	675	574	514	213	312
See page 66 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class						Investor Class
2010	2009		2008	2007	2006	2010	2009		2008	2007	2006
$10.41	$8.53		$10.92	$10.97	$10.91	$10.40	$8.53		$10.92	$10.98	$10.91

0.69 [a]	0.61	[a]	0.69 [a]	0.79 [a]	0.89 [a]	0.72 [a]	0.57	[a]	0.67 [a]	0.75 [a]	0.71	[a]
0.84	1.74		(2.43)	(0.09)	(0.02)	0.80	1.76		(2.43)	(0.07)	0.14
1.53	2.35		(1.74)	0.70	0.87	1.52	2.33		(1.76)	0.68	0.85

(0.67)	(0.48)		(0.67)	(0.68)	(0.77)	(0.65)	(0.47)		(0.65)	(0.67)	(0.74)
(0.05)	—		—	(0.07)	(0.04)	(0.05)	—		—	(0.07)	(0.04)
(0.72)	(0.48)		(0.67)	(0.75)	(0.81)	(0.70)	(0.47)		(0.65)	(0.74)	(0.78)
0.01	0.01		0.02	— [f]	— [f]	0.01	0.01		0.02	— [f]	—	[f]
11.23	10.41		8.53	10.92	10.97	11.23	10.40		8.53	10.92	10.98
$7,559	$4,784		$501	$595	$524	$135,068	$120,116		$6,993	$5,711	$4,662

15.32%[b]	28.41%[b]		(16.59)%[b]	6.54%[b]	8.22%[b]	15.25%[b]	28.21%[b]		(16.72)%[b]	6.31%[b]	8.15%[b]
0.97	1.02		1.12	1.20	1.30	1.09	1.13		1.25	1.33	1.46
0.92 [a]	1.00	[a]	1.02 [a]	1.07 [a]	1.05 [a]	1.04 [a]	1.12	[a]	1.14 [a]	1.20 [a]	1.21	[a]
6.84 [a]	7.32	[a]	6.67 [a]	6.89 [a]	6.79 [a]	6.77 [a]	7.24	[a]	6.60 [a]	6.76 [a]	6.63	[a]
39	58		65	66	63	39	58		65	66	63

Administrative Class
2010	2009	2008	2007		2006
$12.45	$11.23	$11.78	$11.77		$11.61

0.26 [a]	0.46 [a]	0.53 [a]	0.53	[a]	0.49 [a]
0.99	1.60	(0.43)	0.12		0.05
1.25	2.06	0.10	0.65		0.54

(0.34)	(0.42)	(0.63)	(0.64)		(0.37)
(0.18)	(0.42)	(0.02)	—		(0.01)
(0.52)	(0.84)	(0.65)	(0.64)		(0.38)
13.18	12.45	11.23	11.78		11.77
$200,320	$139,935	$74,208	$42,557		$38,590

10.32%[b]	19.18%[b]	0.71%[b]	5.71%[b]		4.76%[b]
0.84	0.85	0.83	0.82		0.85
0.80 [a]	0.82 [a]	0.80 [a]	0.81	[a]	0.83 [a]
2.09 [a]	4.08 [a]	4.22 [a]	4.50	[a]	4.10 [a]
675	574	514	213		312

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31	2010		2009		2008	2007	2006[g]
Net asset value beginning of period	$10.28		$9.02		$9.93	$9.83	$10.00
Income from Investment Operations
Net investment income/(loss)	0.18	[a]	0.24	[a]	0.40 [a]	0.47 [a]	0.39	[a]
Net realized and unrealized gains/(losses) on investments	1.04		1.57		(0.93)	0.13	(0.22)
Total from investment operations	1.22		1.81		(0.53)	0.60	0.17
Less Distributions
Dividends from net investment income	(0.29)		(0.16)		(0.38)	(0.47)	(0.34)
Distributions from net realized capital gains[1]	—		(0.39)		—	(0.03)	—
Total distributions	(0.29)		(0.55)		(0.38)	(0.50)	(0.34)
Net asset value end of period	11.21		10.28		9.02	9.93	9.83
Net assets end of period (000s)	$297,858		$181,592		$81,832	$25,431	$12,057
Ratios and Supplemental Data (%)
Total return	12.11%[b]		20.73%[b]		(5.80)%[b]	6.31%[b]	1.77%[b,d]
Ratio of total expenses to average net assets[2]	0.66		0.74		0.74	1.12	1.83
Ratio of net expenses to average net assets	0.60	[a]	0.60	[a]	0.57 [a]	0.56 [a]	0.57	[a,c]
Ratio of net investment income to average net assets	1.86	[a]	3.21	[a]	3.93 [a]	4.62 [a]	5.09	[a,c]
Portfolio turnover	309		496		1,334	661	410	[d]

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31	2010		2009		2008	2007	2006
Net asset value beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]	0.04	[a]
Total from investment operations	—	[f]	—	[f]	0.03	0.05	0.04
Less Distributions
Dividends from net investment income	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
Total distributions	—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
Net asset value end of period	1.00		1.00		1.00	1.00	1.00
Net assets end of period (000s)	$147,116		$186,909		$238,954	$215,668	$187,832
Ratios and Supplemental Data (%)
Total return	0.18%[b]		0.39%[b]		3.04%[b]	5.18%[b]	4.60%[b]
Ratio of total expenses to average net assets[2]	0.34		0.39		0.32	0.35	0.44
Ratio of net expenses to average net assets	0.01	[a]	0.21	[a]	0.28 [a]	0.28 [a]	0.32	[a]
Ratio of net investment income to average net assets	0.17	[a]	0.41	[a]	2.97 [a]	5.06 [a]	4.59	[a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01.

g	For the period December 1, 2005 (inception) through October 31, 2006.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2010		2009		2008	2007	2006[g]
$10.29		$9.02		$9.93	$9.83	$10.00

(0.02)[a]		0.25	[a]	0.54 [a]	0.48 [a]	0.40	[a]
1.21		1.54		(1.11)	0.09	(0.25)
1.19		1.79		(0.57)	0.57	0.15

(0.25)		(0.13)		(0.34)	(0.44)	(0.32)
—		(0.39)		—	(0.03)	—
(0.25)		(0.52)		(0.34)	(0.47)	(0.32)
11.23		10.29		9.02	9.93	9.83
$1,425		$552		$468	$1,077	$1,015

11.77%[b]		20.52%[b]		(6.10)%[b]	6.05%[b]	1.56%[b,d]
0.91		0.99		1.03	1.35	2.08	[c]
0.85	[a]	0.86	[a]	0.82 [a]	0.82 [a]	0.82	[a,c]
1.59	[a]	2.40	[a]	3.69 [a]	4.13 [a]	4.28	[a,c]
309		496		1,334	661	410	[d]

Administrative Class
2010		2009		2008	2007	2006
$1.00		$1.00		$1.00	$1.00	$1.00

—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]	0.04	[a]
—	[f]	—	[f]	0.03	0.05	0.04

—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
—	[f]	—	[f]	(0.03)	(0.05)	(0.04)
1.00		1.00		1.00	1.00	1.00
$447		$413		$13	$5,362	$4,602

0.18%[b]		0.31%[b]		2.79%[b]	4.92%[b]	4.34%[b]
0.59		0.43		0.56	0.60	0.69
0.01	[a]	0.25	[a]	0.53 [a]	0.53 [a]	0.57	[a]
0.18	[a]	0.14	[a]	2.73 [a]	4.82 [a]	4.29	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2010

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities, including common stock, preferred stock, and convertible preferred stock, and financial derivative instruments, such as futures contracts and options contracts, that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and ask price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Preferred stock and other equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities, including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities (other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, and swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized in Level 3 of the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that became available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs such as those described above are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments.

See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2010, if any.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure if written.

If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See the Portfolio of Investments for each Fund for outstanding options as of October 31, 2010, if any.

Swap Agreements

Each Fund, except Harbor Money Market Fund, may invest in swap agreements to help manage interest rate risk or credit risk that a Fund is subject to in the normal course of pursuing its investment objectives. Each Fund, except Harbor Money Market Fund, may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available, swaps would be valued using prices supplied by the Fund’s subadviser. The subadviser would normally determine a price using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

Each Fund, except Harbor Money Market Fund, may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2010 for the Harbor Bond Fund and Harbor Real Return Fund is $865,215 and $31,096, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations.

A Fund will only enter into swap agreements with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

See the Portfolio of Investments for swap agreements outstanding at October 31, 2010, if any.

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Each Fund, except Harbor Money Market Fund, may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

At the end of the period October 31, 2010, the Harbor High-Yield Bond Fund had $2,450 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

Mortgage-Related and Other Asset-Backed Securities

Each Fund, except Harbor Money Market Fund, may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of October 31, 2010, if any.

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in such Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

See the Portfolio of Investments for each Fund for outstanding short sales as of October 31, 2010, if any.

Foreign Forward Currency Contracts

Each Fund (except Harbor High-Yield Bond Fund and Harbor Money Market Fund) may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Board of Trustees. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. The Harbor Bond Fund and the Harbor Real Return Fund have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign forward currency contracts.

See the Portfolio of Investments for each Fund for outstanding foreign forward currency contracts as of October 31, 2010, if any.

Foreign Currency Spot Contracts

Each Fund (except Harbor High-Yield Bond Fund and Harbor Money Market Fund) may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

by a pricing service selected by the Board of Trustees. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The Harbor Bond Fund and the Harbor Real Return Fund have entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with foreign currency spot contracts.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2007–2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short—term securities, for each Fund for the year ended October 31, 2010 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor High—Yield Bond Fund	$—	$1,357,792	$—	$618,603
Harbor Bond Fund	39,046,814	4,294,818	34,224,515	3,481,087
Harbor Real Return Fund	878,995	91,591	770,832	56,195

Written Options

Transactions in written options for the period ended October 31, 2010 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written
	Swap Options — U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,730,400,000	$15,170	1,515	$471
Options opened	5,916,000,000	40,605	16,411	6,444
Options closed	(5,121,800,000)	(32,487)	(14,643)	(5,718)
Options exercised	—	—	—	—
Options expired	(203,300,000)	(1,505)	(1,803)	(534)

Open at 10/31/2010	2,321,300,000	$21,783	1,480	$663

HARBOR REAL RETURN FUND
	Options Written		Options Written		Options Written
	Swap Options — U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	31,900,000	$270	—	$—	—	$—
Options opened	221,100,000	1,264	288	98	14	4
Options closed	(135,600,000)	(813)	(234)	(77)
Options exercised	—	—	—	—	—	—
Options expired	(4,800,000)	(33)	—	—	—	—

Open at 10/31/2010	112,600,000	$688	54	$21	14	$4

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2010. The agreements provide for contractual fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver		Actual Rate
Harbor High-Yield Bond Fund	0.60%	0.03%		0.57%
Harbor Bond Fund	0.48	0.025	[a]	0.47
Harbor Real Return Fund	0.48	—		0.48
Harbor Money Market Fund	0.20	0.19		0.01

a	The voluntary waiver is 0.025% on assets in excess of $1 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the total expenses for the Fund to 0.62% and 0.87% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.30% for the Institutional Class and 0.55% for the Administrative Class. The contractual expense limitations are effective through February 28, 2011. Since December 9, 2010, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2010 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.08% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.08% of the average daily net assets of all Administrative Class shares.
Investor Class	0.20% of the average daily net assets of all Investor Class shares.

Effective March 1, 2010, the transfer agent fees for the Institutional and Administrative Class shares decreased from 0.09% to 0.08% and decreased from 0.21% to 0.20% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2010. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
Harbor High-Yield Bond Fund	88,622
Harbor Bond Fund	19,150
Harbor Real Return Fund	65,645
Harbor Money Market Fund	76,925,511

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $121 for the year ended October 31, 2010.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Fixed Income Funds totaled $4 for the year ended October 31, 2010. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2010 the redemption fee proceeds are as follows:

Amount
Harbor High-Yield Bond Fund	$656

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2010 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor High-Yield Bond Fund	$(2,654)	$(924)	$3,578
Harbor Bond Fund	59,742	(64,894)	5,152
Harbor Real Return Fund	1,237	(1,424)	187
Harbor Money Market Fund	—	—	—

The tax composition of distributions is as follows:

	As of October 31, 2009			As of October 31, 2010
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor High-Yield Bond Fund	$17,314	$—	$17,314	$63,235	$—	$63,235
Harbor Bond Fund	256,534	62,560	319,094	272,372	22,472	294,844
Harbor Real Return Fund	4,347	581	4,928	6,135	—	6,135
Harbor Money Market Fund	873	—	873	316	—	316

As of October 31, 2010, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor High-Yield Bond Fund	$26,157	$6,736	$98,988
Harbor Bond Fund	313,946	122,372	293,339
Harbor Real Return Fund	8,618	1,769	14,615
Harbor Money Market Fund	35	—	—

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2010 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor High-Yield Bond Fund	$1,402,868	$99,401	$(462)	$98,939
Harbor Bond Fund	10,766,191	329,560	(68,688)	260,872
Harbor Real Return Fund	328,274	14,358	(418)	13,940
Harbor Money Market Fund	144,431	—	—	—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of year end as disclosed in the Portfolios of Investments for the Harbor Bond Fund and the Harbor Real Return Fund and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these funds.

At October 31, 2010, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts[a]	$—	$27,259	$—	$27,259
Unrealized appreciation on swap agreements[a]	22,151	—	10,915	33,066
Variation margin on futures contracts[b]	8,946	—	—	8,946

Liabilities
Open forward currency contracts[a]	$—	$(13,248)	$—	$(13,248)
Unrealized depreciation on swap agreements[a,c]	(277)	—	(89)	(366)
Variation margin on futures contracts[b]	(124)	—	—	(124)
Written options, at value	(8,097)	(4,183)	(36)	(12,316)

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts[a]	$—	$277	$—	$277
Unrealized appreciation on swap agreements[a]	421	—	226	647
Variation margin on futures contracts[b]	69	—	—	69

Liabilities
Open forward currency contracts[a]	$—	$(912)	$—	$(912)
Unrealized depreciation on swap agreements[a,c]	(2)	—	(34)	(36)
Variation margin on futures contracts[b]	—	—	—	—
Written options, at value	(364)	(114)	(19)	(497)

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $15,759 and $594 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2010, were:

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$1,503	$—	$1,503
Futures Contracts	160,940	—	—	160,940
Option Contracts-Written	34,106	1,661	—	35,767
Swaps Agreements	63,460	—	9,341	72,801

Realized Net Gain/(Loss) on Derivatives	$258,506	$3,164	$9,341	$271,011

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	—	13,285	—	13,285
Futures Contracts	(17,415)	—	—	(17,415)
Option Contracts-Written	3,401	—	—	3,401
Swaps Agreements	(22,255)	—	10,783	(11,472)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(36,269)	$13,285	$10,783	$(12,201)

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2010, were:

HARBOR REAL RETURN FUND
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$1,631	$—	$1,631
Futures Contracts	969	—	—	969
Option Contracts-Written	795	33	—	828
Swaps Agreements	(637)	—	(135)	(772)

Realized Net Gain/(Loss) on Derivatives	$1,127	$1,664	$(135)	$2,656

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(685)	$—	$(685)
Futures Contracts	(260)	—	—	(260)
Option Contracts-Written	24	—	—	24
Swaps Agreements	374	—	158	532

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$138	$(685)	$158	$(389)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 21, 2010

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor High-Yield Bond Fund
Institutional Class	0.67%
Actual		$3.48	$1,000.00	$1,062.12
Hypothetical (5% return)		3.41	1,000.00	1,021.33
Administrative Class	0.92%
Actual		$4.78	$1,000.00	$1,059.82
Hypothetical (5% return)		4.69	1,000.00	1,020.45
Investor Class	1.04%
Actual		$5.40	$1,000.00	$1,059.19
Hypothetical (5% return)		5.29	1,000.00	1,019.83
Harbor Bond Fund
Institutional Class	0.55%
Actual		$2.84	$1,000.00	$1,065.17
Hypothetical (5% return)		2.78	1,000.00	1,022.38
Administrative Class	0.80%
Actual		$4.14	$1,000.00	$1,063.89
Hypothetical (5% return)		4.05	1,000.00	1,021.09

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.13	$1,000.00	$1,075.15
Hypothetical (5% return)		3.06	1,000.00	1,022.10
Administrative Class	0.85%
Actual		$4.44	$1,000.00	$1,073.80
Hypothetical (5% return)		4.33	1,000.00	1,020.81
Harbor Money Market Fund
Institutional Class	0.01%
Actual		$0.05	$1,000.00	$1,001.01
Hypothetical (5% return)		0.05	1,000.00	1,025.15
Administrative Class	0.01%
Actual		$0.05	$1,000.00	$1,001.01
Hypothetical (5% return)		0.05	1,000.00	1,025.15
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2010:

Amount (000s)
Harbor High-Yield Bond Fund	$279
Harbor Bond Fund	23,509
Harbor Real Return Fund	24

For the fiscal year ended October 31, 2010, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2010 will receive a Form 1099-DIV in January 2011 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

Results of Proxy Voting at Special Meeting of Harbor Funds Shareholders

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer, unless otherwise noted below, is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Professor of Distinguished Service Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (75) Trustee	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	27	None

John P. Gould (71) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	27	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	27	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Glossary—Continued

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Glossary—Continued

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Glossary—Continued

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2010/173,600	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.FIF.1010

Annual Report

October 31, 2010

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2010. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Harbor Target Retirement Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2010
Harbor Target Retirement Funds	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	11.72%	11.62%	11.62%
Harbor Target Retirement 2010 Fund	12.87	12.77	12.77
Harbor Target Retirement 2015 Fund	13.86	13.86	13.86
Harbor Target Retirement 2020 Fund	14.64	14.65	14.65
Harbor Target Retirement 2025 Fund	15.67	15.67	15.67
Harbor Target Retirement 2030 Fund	16.35	16.45	16.45
Harbor Target Retirement 2035 Fund	16.76	16.77	16.77
Harbor Target Retirement 2040 Fund	17.23	17.22	17.22
Harbor Target Retirement 2045 Fund	17.38	17.37	17.37
Harbor Target Retirement 2050 Fund	17.29	17.29	17.29

Underlying Harbor Funds Performance (Institutional Class Shares)

	Total Returns for Periods Ended 10/31/2010					Expense Ratios
Equity & Strategic Markets Funds	One Year	Five Years	Ten Years	Since Inception	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	14.93%	2.61%	-1.35%	10.63%	12/29/1987	0.70%		0.70%
Harbor Mid Cap Growth Fund	26.13	4.85	-0.76	-0.76	11/01/2000	0.91		0.91
Harbor Small Cap Growth Fund	34.09	5.37	6.03	6.03	11/01/2000	0.89		0.89
Harbor Large Cap Value Fund	10.02	0.36	2.66	8.84	12/29/1987	0.70	[a]	0.77
Harbor Mid Cap Value Fund	23.08	2.19	N/A	4.35	03/01/2002	0.97	[b]	1.14
Harbor Small Cap Value Fund	20.50	0.46	N/A	8.15	12/14/2001	0.88		0.88
Harbor Small Company Value Fund	29.73	N/A	N/A	-5.35	05/01/2007	0.97	[b]	3.08
Harbor International Fund	15.83	8.50	8.87	12.62	12/29/1987	0.85		0.85
Harbor International Growth Fund	14.76	5.01	-1.94	3.25	11/01/1993	0.92		0.92
Harbor Commodity Real Return Strategy Fund	21.29	N/A	N/A	-5.09	09/02/2008	0.96	[b]	1.30

Fixed Income Funds
Harbor High-Yield Bond Fund	15.67%	7.60%	N/A	8.57%	12/01/2002	0.77%		0.77%
Harbor Bond Fund	10.62	8.24	7.66	8.33	12/29/1987	0.60		0.60
Harbor Real Return Fund	12.11	N/A	N/A	6.76	12/01/2005	0.62	[a]	0.74

Short-Term Investments						Current 7-day SEC Yield for Period Ended 10/31/2010
Harbor Money Market Fund	0.18%	2.66%	2.40%	4.14%	12/29/1987	0.18%

About Expense Ratios: All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.

a	Voluntary waivers may be discontinued at any time without notice, although the Adviser has no present intention to do so.

b	Contractual until 02/28/2011.

2

Harbor Target Retirement Funds

ANNUAL REPORT OVERVIEW—Continued

Glide Path

Over time, the allocation to asset classes and underlying Harbor funds will change according to a predetermined “glide path” shown in the chart above. The glide path represents the shifting of asset classes over time and does not apply to the Harbor Target Retirement Income Fund. As the glide path shows, each Target Retirement Fund’s asset mix becomes more conservative as time elapses.

The glide path shown above reflects the expected asset allocation and path, but may change at any point in time at the discretion of Harbor Capital Advisors, Inc.

Investment Styles

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

Harbor Target Retirement Funds – Target Allocation as of October 31, 2010

Harbor Funds	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity & Strategic Markets Funds
Harbor Capital Appreciation Fund	3%	4%	5%	5%	7%	8%	10%	11%	12%	13%
Harbor Mid Cap Growth Fund	1	2	2	3	3	4	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	4	4	5	5
Harbor Large Cap Value Fund	4	6	7	8	10	13	15	17	19	19
Harbor Mid Cap Value Fund	2	3	3	4	5	6	7	8	9	9
Harbor Small Cap Value Fund	1	1	2	2	2	2	2	3	3	4
Harbor Small Company Value Fund	1	1	1	1	2	2	2	3	3	3
Harbor International Fund	5	7	8	10	12	14	17	19	22	22
Harbor International Growth Fund	2	3	4	4	5	6	7	8	9	9
Harbor Commodity Real Return Strategy Fund	0	2	3	4	5	5	4	4	3	3
Total Equity & Strategic Markets Funds	20	30	37	43	53	63	72	82	91	93
Fixed Income Funds
Harbor High-Yield Bond Fund	2	5	8	9	10	10	9	7	4	3
Harbor Bond Fund	43	36	33	33	30	24	17	11	5	4
Harbor Real Return Fund	20	14	11	9	6	3	2	0	0	0
Total Fixed Income Funds	65	55	52	51	46	37	28	18	9	7
Short-Term Investments
Harbor Money Market Fund	15	15	11	6	1	0	0	0	0	0
Total Short-Term Investments	15	15	11	6	1	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Equity markets around the world finished the fiscal year ended October 31, 2010 with solid returns. Fixed income markets also performed well during the year.

For the 2010 fiscal year, the Harbor Target Retirement Funds posted returns ranging from 11.72% (Institutional Class) for the Harbor Target Retirement Income Fund, which has the largest allocation to fixed income investments, to 17.38% (Institutional Class) for the Harbor Target Retirement Fund 2045, which has one of the largest allocations to equities.

The Harbor International Fund, which represents the largest equity fund allocation in each of the Target Retirement Funds, returned 15.83% (Institutional Class), exceeding the return of its benchmark, the MSCI EAFE (ND) Index, by 747 basis points, or 7.47 percentage points. The Harbor Target Retirement Funds largest fixed income allocation, the Harbor Bond Fund, had a return of 10.62% and outperformed its Barclays Capital U.S. Aggregate Bond Index benchmark by 261 basis points.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2010
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market IndexSM (entire U.S. stock market)	19.41%	2.58%	1.05%	10.55%
S&P 500 Index (large cap stocks)	16.52	1.73	-0.02	10.74
Russell Midcap® Index( mid cap stocks)	27.71	4.01	5.42	12.32
Russell 2000® Index (small cap stocks)	26.58	3.07	4.89	9.77
Russell 3000® Growth Index	20.31	3.28	-2.25	9.18
Russell 3000® Value Index	16.40	0.73	3.04	11.51

International & Global
MSCI EAFE (ND) Index (foreign stocks)	8.36%	3.31%	3.16%	9.08%
MSCI World (ND) Index (global stocks)	12.74	2.54	1.33	9.16
MSCI EM Index (emerging markets)	23.56	14.94	14.62	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	11.82%	-0.10%	5.96%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Bond Index (high-yield bonds)	19.26%	8.98%	8.35%	N/A
Barclays Capital U.S. Aggregate Bond Index (domestic bonds)	8.01	6.45	6.38	9.07%
BofA Merrill Lynch US 3-Month Treasury Bill Index (proxy for money market returns)	0.12	2.56	2.49	5.71

Domestic Equity Markets

The broad U.S. stock market, as measured by the Russell 3000® Index, returned 18.34%. Small cap and mid cap stocks outperformed large cap stocks, and growth stocks did better than value.

International Equity Markets and Strategic Markets

International and global equity markets had solid returns led by emerging markets with a return in excess of 20%. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36%. (All international returns are in U.S. dollars.) For U.S. based investors, a weakening U.S. dollar modestly boosted the returns of foreign equities.

Commodity prices rose, helped in part by demand from developing countries as well as a weaker U.S. dollar. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, advanced 11.82%.

Fixed Income Markets

In fixed income markets, bond prices rose, driving yields downward. The yield of the 10-Year Treasury note, a benchmark for mortgage rates and other borrowing costs, declined to 2.63% as of October 31, 2010; that was down from 3.39% one year earlier. The broad taxable investment-grade bond market returned 8%, while high-yield bonds returned over 19%. The BofA Merrill Lynch 3-Month Treasury Bill Index, a proxy for money market investments, returned only 0.12%, as the Federal Reserve held its federal funds target rate in the range of 0% to 0.25%.

4

In Memoriam—Hakan Castegren

Harbor Funds lost an esteemed friend and colleague with the death of Hakan Castegren on October 2, 2010, after a brief illness. He was 75. A recognized leader in international investing, Mr. Castegren was portfolio manager of the Harbor International Fund from its inception on December 29, 1987. As noted earlier in this letter, the Harbor International Fund has the largest allocation of any equity fund in each of the Harbor Target Retirement Funds.

Harbor International Fund shareholders and Harbor Target Retirement Fund shareholders benefited greatly from Hakan Castegren’s thoughtful, disciplined, low-turnover approach to investing. Consistent with the long-term perspective that was a hallmark of his investment approach, Mr. Castegren worked with the Harbor Funds Board of Trustees in recent years to plan for the eventual succession of the Harbor International Fund’s management. Howard Appleby, Jean-Francois DuCrest, Jim LaTorre and Ted Wendell, the four principals of Northern Cross, LLC, who supported Mr. Castegren in managing the Harbor International Fund for many years, joined him as portfolio managers of the Fund in February 2009. Although past performance is never a guarantee of future results, his Northern Cross, LLC colleagues will continue as portfolio managers of the Harbor International Fund using the same investment philosophies and processes.

Long-Term Perspective

Financial markets experienced considerable turbulence during the 2010 fiscal year. Although equity markets finished with solid gains, the markets experienced significant volatility during the year. The S&P 500 Index, for example, fell in four different months, including a 13% drop over May and June, before finishing the fiscal year with an overall return of more than 16%. A fragile economic recovery, the BP oil spill, and the sovereign debt crisis in Europe were among the headline issues contributing to sharp fluctuations in the markets.

Short-term volatility in the financial markets is not unusual. Such volatility serves as a reminder of the importance of maintaining a long-term perspective. Experienced investors know it is impossible to predict short-term market movements consistently. They also recognize the value of a broad-based portfolio, diversified among major asset classes and structured to meet each investor’s specific needs.

The Harbor Target Retirement Funds are designed to help investors achieve their long-term financial objectives using a diversified portfolio approach to help balance risk consistent with an expected retirement date and the years after retirement.

Thank you for your investment in Harbor Funds.

December 17, 2010

David G. Van Hooser

Chairman

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement Income Fund posted returns of 11.72% (Institutional Class) and 11.62% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as several of the portfolio’s largest components posted double-digit returns and outperformed their respective benchmarks. All of the Fund’s underlying Harbor funds had positive returns.

Harbor Bond Fund and Harbor Real Return Fund were the biggest contributors to performance. Harbor Bond Fund, the largest component in the portfolio, returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark. Harbor Real Return Fund returned 12.11%, compared with 10.42% by its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index. The portfolio’s largest equity component, Harbor International Fund, returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark.

6

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

Harbor Money Market Fund was the smallest contributor, as Federal Reserve policy kept yields of short-term investments at near-zero levels. Harbor Money Market Fund returned 0.18%, compared with the 0.12% return of its benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index. Given an expectation that short-term interest rates could remain at historically low levels for an extended time, the portfolio was adjusted in September 2009 and again in June 2010, each time increasing allocations to Harbor Bond Fund and Harbor Real Return Fund while reducing exposure to Harbor Money Market Fund. These adjustments had a positive impact on portfolio returns for the 2010 fiscal year.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

7

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$16,097

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.53%[a]

Total Net Assets (000s)	$12

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.9%

Harbor Large Cap Value Fund	4.3%

Harbor Capital Appreciation Fund	2.9%

Harbor International Growth Fund	2.1%

Harbor Mid Cap Value Fund	1.9%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.0%

Harbor Small Cap Value Fund	0.8%

Harbor Small Company Value Fund	0.8%

Fixed Income

Harbor Bond Fund	49.7%

Harbor Real Return Fund	22.9%

Harbor High-Yield Bond Fund	2.4%

Short-Term Investments

Harbor Money Market Fund	5.0%

8

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement Income Fund
Institutional Class	11.72%	N/A	12.71%	01/02/2009	$62,240
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement Income Fund
Administrative Class	11.62%	N/A	12.66%	01/02/2009	$12,437
Investor Class	11.62%	N/A	12.66%	01/02/2009	$12,437
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.52% (Institutional Class), 0.77% (Administrative Class) and 0.89% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

9

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—20.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—13.0%
13,278	Harbor Capital Appreciation Fund	$461
26,820	Harbor Mid Cap Growth Fund	210
14,123	Harbor Small Cap Growth Fund	168
96,010	Harbor Large Cap Value Fund	690
28,375	Harbor Mid Cap Value Fund	312
7,017	Harbor Small Cap Value Fund	125
15,998	Harbor Small Company Value Fund	125

		2,091

HARBOR INTERNATIONAL EQUITY FUNDS—7.0%
13,293	Harbor International Fund	786
28,231	Harbor International Growth Fund	338

		1,124

TOTAL HARBOR EQUITY FUNDS (Cost $2,696)		3,215

HARBOR FIXED INCOME FUNDS—75.0%

Shares		Value (000s)

33,761	Harbor High-Yield Bond Fund	$379
609,145	Harbor Bond Fund	8,024
329,912	Harbor Real Return Fund	3,698

TOTAL HARBOR FIXED INCOME FUNDS (Cost $10,975)		12,101

SHORT-TERM INVESTMENTS—5.0%
(Cost $805)
805,137	Harbor Money Market Fund	805

TOTAL INVESTMENTS—100.0% (Cost $14,476)		16,121

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,121

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted returns of 12.87% (Institutional Class) and 12.77% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as several of the portfolio’s largest components posted double-digit returns and outperformed their respective benchmarks. All of the Fund’s underlying Harbor funds had positive returns.

Harbor Bond Fund, Harbor Real Return Fund, and Harbor International Fund, together representing about two-thirds of the portfolio, were the most important contributors to fiscal 2010 returns. Harbor Bond Fund, the largest component in the portfolio, returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark. Harbor Real Return Fund gained 12.11%, compared with 10.42% by its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index. Harbor International Fund, the portfolio’s biggest equity component, returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark.

11

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Money Market Fund was the smallest contributor, as Federal Reserve policy kept yields of short-term investments at near-zero levels. Harbor Money Market Fund returned 0.18%, compared with the 0.12% return of its benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index. Given an expectation that short-term interest rates could remain at historically low levels for an extended time, the portfolio was adjusted in September 2009 and again in June 2010, each time increasing allocations to Harbor Bond Fund and Harbor Real Return Fund while reducing exposure to Harbor Money Market Fund. These adjustments had a positive impact on portfolio returns for the 2010 fiscal year.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Target Retirement 2010 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.56%[a]

Total Net Assets (000s)	$1,664

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.56%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.56%[a]

Total Net Assets (000s)	$13

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	6.9%

Harbor Large Cap Value Fund	6.0%

Harbor Capital Appreciation Fund	4.0%

Harbor International Growth Fund	3.0%

Harbor Mid Cap Value Fund	2.7%

Harbor Mid Cap Growth Fund	1.9%

Harbor Commodity Real Return Strategy Fund	1.7%

Harbor Small Cap Growth Fund	1.5%

Harbor Small Cap Value Fund	1.1%

Harbor Small Company Value Fund	1.1%

Fixed Income

Harbor Bond Fund	43.1%

Harbor Real Return Fund	17.0%

Harbor High-Yield Bond Fund	5.0%

Short-Term Investments

Harbor Money Market Fund	5.0%

13

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2010 Fund
Institutional Class	12.87%	N/A	14.82%	01/02/2009	$64,390
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2010 Fund
Administrative Class	12.77%	N/A	14.77%	01/02/2009	$12,867
Investor Class	12.77%	N/A	14.77%	01/02/2009	$12,867
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

14

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—28.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—18.3%
1,992	Harbor Capital Appreciation Fund	$69
4,047	Harbor Mid Cap Growth Fund	32
2,124	Harbor Small Cap Growth Fund	25
14,157	Harbor Large Cap Value Fund	102
4,179	Harbor Mid Cap Value Fund	46
1,034	Harbor Small Cap Value Fund	18
2,327	Harbor Small Company Value Fund	18

		310

HARBOR INTERNATIONAL EQUITY FUNDS—9.9%
1,979	Harbor International Fund	117
4,194	Harbor International Growth Fund	50

		167

TOTAL HARBOR EQUITY FUNDS (Cost $444)		477

HARBOR STRATEGIC MARKETS FUNDS—1.7%
(Cost $24)
3,415	Harbor Commodity Real Return Strategy Fund	28

HARBOR FIXED INCOME FUNDS—65.1%

Shares		Value (000s)

7,509	Harbor High-Yield Bond Fund	$84
55,275	Harbor Bond Fund	729
25,693	Harbor Real Return Fund	288

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,037)		1,101

SHORT-TERM INVESTMENTS—5.0%
(Cost $84)
84,040	Harbor Money Market Fund	84

TOTAL INVESTMENTS—100.0% (Cost $1,589)		1,690

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,690

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted a return of 13.86% (Institutional, Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as constituent Harbor funds representing over 70% of the portfolio outperformed their respective benchmarks. With the exception of the Harbor Money Market Fund, as noted below, all of the portfolio’s underlying Harbor funds had double-digit returns.

Harbor Bond Fund, Harbor Real Return Fund, and Harbor International Fund, together representing over 60% of the portfolio, were the most important contributors to returns. Harbor Bond Fund, the largest component in the portfolio, returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark. Harbor Real Return Fund gained 12.11%, compared with 10.42% by its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index. Harbor International Fund, the portfolio’s biggest equity component, returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark.

16

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Money Market Fund was the smallest contributor, as Federal Reserve policy kept yields of short-term investments at near-zero levels. Harbor Money Market Fund returned 0.18%, compared with the 0.12% return of its benchmark, the BofA Merrill Lynch US 3-Month Treasury Bill Index. Given an expectation that short-term interest rates could remain at historically low levels for an extended time, the portfolio was adjusted in September 2009 and again in June 2010, each time increasing allocations to Harbor Bond Fund and Harbor Real Return Fund while reducing exposure to Harbor Money Market Fund. As of October 31, 2010, Harbor Money Market Fund had been eliminated from the portfolio. These adjustments had a positive impact on portfolio returns for the 2010 fiscal year.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$6,645

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$13

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	8.3%

Harbor Large Cap Value Fund	7.4%

Harbor Capital Appreciation Fund	4.8%

Harbor International Growth Fund	3.6%

Harbor Mid Cap Value Fund	3.3%

Harbor Commodity Real Return Strategy Fund	2.8%

Harbor Mid Cap Growth Fund	2.2%

Harbor Small Cap Growth Fund	1.8%

Harbor Small Cap Value Fund	1.3%

Harbor Small Company Value Fund	1.3%

Fixed Income

Harbor Bond Fund	41.9%

Harbor Real Return Fund	13.8%

Harbor High-Yield Bond Fund	7.5%

18

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2015 Fund
Institutional Class	13.86%	N/A	16.20%	01/02/2009	$65,813
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2015 Fund
Administrative Class	13.86%	N/A	16.20%	01/02/2009	$13,163
Investor Class	13.86%	N/A	16.20%	01/02/2009	$13,163
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

19

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—34.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.1%
9,311	Harbor Capital Appreciation Fund	$323
18,800	Harbor Mid Cap Growth Fund	147
9,890	Harbor Small Cap Growth Fund	117
67,498	Harbor Large Cap Value Fund	485
19,956	Harbor Mid Cap Value Fund	220
4,939	Harbor Small Cap Value Fund	88
11,233	Harbor Small Company Value Fund	88

		1,468

HARBOR INTERNATIONAL EQUITY FUNDS—11.9%
9,415	Harbor International Fund	557
20,030	Harbor International Growth Fund	240

		797

TOTAL HARBOR EQUITY FUNDS (Cost $2,031)		2,265

HARBOR STRATEGIC MARKETS FUNDS—2.8%
(Cost $161)
23,350	Harbor Commodity Real Return Strategy Fund	188

HARBOR FIXED INCOME FUNDS—63.2%

Shares		Value (000s)

44,598	Harbor High-Yield Bond Fund	$501
212,199	Harbor Bond Fund	2,795
82,239	Harbor Real Return Fund	922

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,989)		4,218

TOTAL INVESTMENTS—100.0% (Cost $6,181)		6,671

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$6,671

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted returns of 14.64% (Institutional Class) and 14.65% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as constituent Harbor funds representing about two-thirds of the portfolio outperformed their respective benchmarks. All of Harbor Target Retirement 2020 Fund’s underlying Harbor funds had double-digit returns.

Harbor Bond Fund, representing over a third of the portfolio, was the leading contributor to fiscal 2010 returns. Harbor Bond Fund returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark. Other important contributors included Harbor International Fund and Harbor High-Yield Bond Fund. Harbor International Fund, the portfolio’s biggest equity component, returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark.

21

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund. The Fund returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark. The highest returns in the portfolio were recorded by the Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. The smallest contributor to fiscal year returns was Harbor Small Cap Value Fund, which gained 20.50% but lagged its benchmark’s return.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$23,929

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$13

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	9.5%

Harbor Large Cap Value Fund	8.2%

Harbor Capital Appreciation Fund	5.6%

Harbor International Growth Fund	4.1%

Harbor Commodity Real Return Strategy Fund	3.9%

Harbor Mid Cap Value Fund	3.8%

Harbor Mid Cap Growth Fund	2.6%

Harbor Small Cap Growth Fund	2.1%

Harbor Small Cap Value Fund	1.5%

Harbor Small Company Value Fund	1.5%

Fixed Income

Harbor Bond Fund	37.7%

Harbor Real Return Fund	10.5%

Harbor High-Yield Bond Fund	9.0%

23

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2020 Fund
Institutional Class	14.64%	N/A	17.29%	01/02/2009	$66,951
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2020 Fund
Administrative Class	14.65%	N/A	17.30%	01/02/2009	$13,391
Investor Class	14.65%	N/A	17.30%	01/02/2009	$13,391
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

24

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—38.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—25.3%
38,769	Harbor Capital Appreciation Fund	$1,346
78,568	Harbor Mid Cap Growth Fund	615
41,403	Harbor Small Cap Growth Fund	492
278,379	Harbor Large Cap Value Fund	2,002
81,985	Harbor Mid Cap Value Fund	902
20,348	Harbor Small Cap Value Fund	363
46,193	Harbor Small Company Value Fund	360

		6,080

HARBOR INTERNATIONAL EQUITY FUNDS—13.6%
38,471	Harbor International Fund	2,275
81,659	Harbor International Growth Fund	978

		3,253

TOTAL HARBOR EQUITY FUNDS (Cost $7,507)		9,333

HARBOR STRATEGIC MARKETS FUNDS—3.9%
(Cost $737)
114,511	Harbor Commodity Real Return Strategy Fund	923

HARBOR FIXED INCOME FUNDS—57.2%

Shares		Value (000s)

191,859	Harbor High-Yield Bond Fund	$2,155
685,056	Harbor Bond Fund	9,022
224,969	Harbor Real Return Fund	2,522

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,492)		13,699

TOTAL INVESTMENTS—100.0% (Cost $20,736)		23,955

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$23,955

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted a return of 15.67% (Institutional, Administrative, and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as constituent Harbor funds representing over 60% of the portfolio outperformed their respective benchmarks. All of Harbor Target Retirement 2025 Fund’s underlying Harbor funds had double-digit returns.

Harbor Bond Fund, which accounted for about 30% of the portfolio, was the leading contributor to fiscal 2010 returns. Harbor Bond Fund returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark. Other important contributors included Harbor International Fund and Harbor High-Yield Bond Fund. Harbor International Fund, the portfolio’s biggest equity component, returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark.

26

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund. The Fund returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark. The highest returns in the portfolio were recorded by the Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. The smallest contributor to fiscal year returns was Harbor Small Cap Value Fund, which gained 20.50% but lagged its benchmark’s return.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

27

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2010

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$3,782

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	11.8%

Harbor Large Cap Value Fund	10.2%

Harbor Capital Appreciation Fund	6.9%

Harbor International Growth Fund	5.0%

Harbor Commodity Real Return Strategy Fund	4.8%

Harbor Mid Cap Value Fund	4.7%

Harbor Mid Cap Growth Fund	3.1%

Harbor Small Cap Growth Fund	2.5%

Harbor Small Cap Value Fund	1.9%

Harbor Small Company Value Fund	1.9%

Fixed Income

Harbor Bond Fund	31.0%

Harbor High-Yield Bond Fund	9.8%

Harbor Real Return Fund	6.4%

28

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2025 Fund
Institutional Class	15.67%	N/A	18.58%	01/02/2009	$68,302
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2025 Fund
Administrative Class	15.67%	N/A	18.58%	01/02/2009	$13,660
Investor Class	15.67%	N/A	18.58%	01/02/2009	$13,660
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

29

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—48.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—31.2%
7,532	Harbor Capital Appreciation Fund	$262
15,185	Harbor Mid Cap Growth Fund	119
8,007	Harbor Small Cap Growth Fund	95
54,556	Harbor Large Cap Value Fund	393
16,212	Harbor Mid Cap Value Fund	178
3,995	Harbor Small Cap Value Fund	71
9,156	Harbor Small Company Value Fund	71

		1,189

HARBOR INTERNATIONAL EQUITY FUNDS—16.8%
7,582	Harbor International Fund	448
16,039	Harbor International Growth Fund	192

		640

TOTAL HARBOR EQUITY FUNDS (Cost $1,625)		1,829

HARBOR STRATEGIC MARKETS FUNDS—4.8%
(Cost $156)
22,706	Harbor Commodity Real Return Strategy Fund	183

HARBOR FIXED INCOME FUNDS—47.2%

Shares		Value (000s)

33,375	Harbor High-Yield Bond Fund	$375
89,436	Harbor Bond Fund	1,178
21,840	Harbor Real Return Fund	245

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,694)		1,798

TOTAL INVESTMENTS—100.0% (Cost $3,475)		3,810

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,810

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted returns of 16.35% (Institutional Class) and 16.45% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as constituent Harbor funds representing over half the portfolio outperformed their respective benchmarks. All of Harbor Target Retirement 2030 Fund’s underlying Harbor funds had double-digit returns.

Harbor International Fund and Harbor Bond Fund, the two largest components of the portfolio, were the leading contributors to fiscal 2010 returns. Harbor International returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark. Harbor Bond Fund returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark.

31

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund. The Fund returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark. The highest returns in the portfolio were recorded by Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. Together they accounted for about 5% of the portfolio.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$26,393

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	14.1%

Harbor Large Cap Value Fund	12.3%

Harbor Capital Appreciation Fund	8.4%

Harbor International Growth Fund	6.1%

Harbor Mid Cap Value Fund	5.6%

Harbor Commodity Real Return Strategy Fund	5.1%

Harbor Mid Cap Growth Fund	3.9%

Harbor Small Cap Growth Fund	3.1%

Harbor Small Cap Value Fund	2.3%

Harbor Small Company Value Fund	2.2%

Fixed Income

Harbor Bond Fund	23.1%

Harbor High-Yield Bond Fund	10.4%

Harbor Real Return Fund	3.4%

33

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2030 Fund
Institutional Class	16.35%	N/A	19.57%	01/02/2009	$69,344
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2030 Fund
Administrative Class	16.45%	N/A	19.57%	01/02/2009	$13,869
Investor Class	16.45%	N/A	19.57%	01/02/2009	$13,869
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

34

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—58.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—37.8%
64,012	Harbor Capital Appreciation Fund	$2,223
130,065	Harbor Mid Cap Growth Fund	1,018
68,422	Harbor Small Cap Growth Fund	813
456,245	Harbor Large Cap Value Fund	3,281
134,685	Harbor Mid Cap Value Fund	1,482
33,369	Harbor Small Cap Value Fund	596
75,771	Harbor Small Company Value Fund	590

		10,003

HARBOR INTERNATIONAL EQUITY FUNDS—20.2%
63,045	Harbor International Fund	3,728
133,734	Harbor International Growth Fund	1,602

		5,330

TOTAL HARBOR EQUITY FUNDS (Cost $12,180)		15,333

HARBOR STRATEGIC MARKETS FUNDS—5.1%
(Cost $1,098)
166,496	Harbor Commodity Real Return Strategy Fund	1,342

HARBOR FIXED INCOME FUNDS—36.9%

Shares		Value (000s)

245,348	Harbor High-Yield Bond Fund	$2,755
463,566	Harbor Bond Fund	6,105
79,035	Harbor Real Return Fund	886

TOTAL HARBOR FIXED INCOME FUNDS (Cost $8,928)		9,746

TOTAL INVESTMENTS—100.0% (Cost $22,206)		26,421

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$26,421

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted returns of 16.76% (Institutional Class) and 16.77% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as constituent Harbor funds representing over half the portfolio outperformed their respective benchmarks. All of Harbor Target Retirement 2035 Fund’s underlying Harbor funds had double-digit returns.

Harbor International Fund and Harbor Bond Fund, the two largest components of the portfolio, were the leading contributors to fiscal 2010 returns. Harbor International returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark. Harbor Bond Fund returned 10.62%, compared with the 8.01% return of its Barclays Capital U.S. Aggregate Bond Index benchmark.

36

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund. The Fund returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark. The highest returns in the portfolio were recorded by Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. Harbor Real Return Fund returned 12.11% and Harbor Small Cap Value Fund returned 20.50%, which together accounted for about 4% of the portfolio.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

37

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$1,300

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	16.5%

Harbor Large Cap Value Fund	14.7%

Harbor Capital Appreciation Fund	9.9%

Harbor International Growth Fund	7.1%

Harbor Mid Cap Value Fund	6.6%

Harbor Mid Cap Growth Fund	4.5%

Harbor Commodity Real Return Strategy Fund	4.2%

Harbor Small Cap Growth Fund	3.5%

Harbor Small Cap Value Fund	2.6%

Harbor Small Company Value Fund	2.6%

Fixed Income

Harbor Bond Fund	16.8%

Harbor High-Yield Bond Fund	9.4%

Harbor Real Return Fund	1.6%

38

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2035 Fund
Institutional Class	16.76%	N/A	19.91%	01/02/2009	$69,707
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2035 Fund
Administrative Class	16.77%	N/A	19.86%	01/02/2009	$13,931
Investor Class	16.77%	N/A	19.86%	01/02/2009	$13,931
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

39

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—68.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—44.4%
3,800	Harbor Capital Appreciation Fund	$132
7,619	Harbor Mid Cap Growth Fund	60
3,992	Harbor Small Cap Growth Fund	47
26,895	Harbor Large Cap Value Fund	192
7,964	Harbor Mid Cap Value Fund	88
1,963	Harbor Small Cap Value Fund	35
4,445	Harbor Small Company Value Fund	35

		589

HARBOR INTERNATIONAL EQUITY FUNDS—23.6%
3,716	Harbor International Fund	220
7,863	Harbor International Growth Fund	94

		314

TOTAL HARBOR EQUITY FUNDS (Cost $754)		903

HARBOR STRATEGIC MARKETS FUNDS—4.2%
(Cost $47)
6,962	Harbor Commodity Real Return Strategy Fund	56

HARBOR FIXED INCOME FUNDS—27.8%

Shares		Value (000s)

11,118	Harbor High-Yield Bond Fund	$125
16,904	Harbor Bond Fund	223
1,889	Harbor Real Return Fund	21

TOTAL HARBOR FIXED INCOME FUNDS (Cost $347)		369

TOTAL INVESTMENTS—100.0% (Cost $1,148)		1,328

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,328

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted returns of 17.23% (Institutional Class) and 17.22% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as all of the portfolio components posted double-digit returns and several outperformed their respective benchmarks.

Harbor International Fund, the portfolio’s biggest component, was the leading contributor to fiscal year performance. Harbor International returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark. The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund as it returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark.

41

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

The highest returns in the portfolio were recorded by Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. The fixed income funds accounted for a smaller weight in the portfolio, but each made a positive contribution to overall performance. For the fiscal year Harbor Bond Fund returned 10.62%, Harbor Real Return Fund returned 12.11% and Harbor High-Yield Bond Fund returned 15.67%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$16,379

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	19.1%

Harbor Large Cap Value Fund	16.8%

Harbor Capital Appreciation Fund	11.2%

Harbor International Growth Fund	8.2%

Harbor Mid Cap Value Fund	7.6%

Harbor Mid Cap Growth Fund	5.1%

Harbor Commodity Real Return Strategy Fund	4.0%

Harbor Small Cap Growth Fund	4.1%

Harbor Small Cap Value Fund	3.0%

Harbor Small Company Value Fund	3.0%

Fixed Income

Harbor Bond Fund	10.7%

Harbor High-Yield Bond Fund	6.9%

Harbor Real Return Fund	0.3%

43

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2040 Fund
Institutional Class	17.23%	N/A	20.17%	01/02/2009	$69,989
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2040 Fund
Administrative Class	17.22%	N/A	20.22%	01/02/2009	$14,008
Investor Class	17.22%	N/A	20.22%	01/02/2009	$14,008
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

44

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—78.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—50.8%
53,073	Harbor Capital Appreciation Fund	$1,843
107,244	Harbor Mid Cap Growth Fund	840
56,404	Harbor Small Cap Growth Fund	670
381,749	Harbor Large Cap Value Fund	2,744
112,864	Harbor Mid Cap Value Fund	1,242
27,912	Harbor Small Cap Value Fund	498
63,537	Harbor Small Company Value Fund	495

		8,332

HARBOR INTERNATIONAL EQUITY FUNDS—27.3%
52,881	Harbor International Fund	3,127
112,341	Harbor International Growth Fund	1,346

		4,473

TOTAL HARBOR EQUITY FUNDS (Cost $8,732)		12,805

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $517)
82,006	Harbor Commodity Real Return Strategy Fund	661

HARBOR FIXED INCOME FUNDS—17.9%

Shares		Value (000s)

101,410	Harbor High-Yield Bond Fund	$1,139
133,572	Harbor Bond Fund	1,759
3,810	Harbor Real Return Fund	43

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,676)		2,941

TOTAL INVESTMENTS—100.0% (Cost $11,925)		16,407

CASH AND OTHER ASSETS, LESS LIABILITIES—0.00%		—	[a]

TOTAL NET ASSETS—100.0%		$16,407

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted returns of 17.38% (Institutional Class) and 17.37% (Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as all of the portfolio components posted double-digit returns and several outperformed their respective benchmarks.

Harbor International Fund, the portfolio’s biggest component, was the leading contributor to fiscal year performance. Harbor International returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark. The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund as it returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark.

46

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

The highest returns in the portfolio were recorded by Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. The fixed income funds accounted for a smaller weight in the portfolio, but each made a positive contribution to overall performance. For the fiscal year Harbor Bond Fund returned 10.62%, while Harbor High-Yield Bond Fund returned 15.67%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

47

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2010

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$880

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	21.6%

Harbor Large Cap Value Fund	18.8%

Harbor Capital Appreciation Fund	12.8%

Harbor International Growth Fund	9.1%

Harbor Mid Cap Value Fund	8.6%

Harbor Mid Cap Growth Fund	5.7%

Harbor Small Cap Growth Fund	4.6%

Harbor Small Cap Value Fund	3.4%

Harbor Small Company Value Fund	3.4%

Harbor Commodity Real Return Strategy Fund	3.3%

Fixed Income

Harbor Bond Fund	5.2%

Harbor High-Yield Bond Fund	3.5%

48

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2045 Fund
Institutional Class	17.38%	N/A	20.09%	01/02/2009	$69,897
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2045 Fund
Administrative Class	17.37%	N/A	20.09%	01/02/2009	$13,979
Investor Class	17.37%	N/A	20.09%	01/02/2009	$13,979
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class), 1.06% (Administrative Class) and 1.18% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

49

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—88.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—57.3%
3,332	Harbor Capital Appreciation Fund	$116
6,701	Harbor Mid Cap Growth Fund	52
3,500	Harbor Small Cap Growth Fund	42
23,706	Harbor Large Cap Value Fund	170
7,067	Harbor Mid Cap Value Fund	78
1,736	Harbor Small Cap Value Fund	31
3,969	Harbor Small Company Value Fund	31

		520

HARBOR INTERNATIONAL EQUITY FUNDS—30.7%
3,309	Harbor International Fund	196
6,970	Harbor International Growth Fund	83

		279

TOTAL HARBOR EQUITY FUNDS (Cost $683)		799

HARBOR STRATEGIC MARKETS FUNDS—3.3%
(Cost $26)
3,705	Harbor Commodity Real Return Strategy Fund	30

HARBOR FIXED INCOME FUNDS—8.7%

Shares		Value (000s)

2,830	Harbor High-Yield Bond Fund	$32
3,605	Harbor Bond Fund	47

TOTAL HARBOR FIXED INCOME FUNDS (Cost $75)		79

TOTAL INVESTMENTS—100.0% (Cost $784)		908

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$908

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda
Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Stocks, bonds, and commodities all posted healthy gains for the year ended October 31, 2010. Signs of economic weakness persisted, notably in such areas as unemployment, housing, and consumer spending. Nonetheless, fears of a double-dip recession receded as investors gained confidence from a gradually improving economic picture in the U.S. and abroad.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.34%. U.S. growth stocks outperformed value as both segments posted double-digit gains. All of the major capitalization ranges had double-digit returns as well. Small cap and mid cap stocks both outpaced the large cap category.

International equities also rose but at a somewhat slower pace, reflecting concerns about a lingering fiscal crisis in Europe and a somewhat slower rate of growth in China. The MSCI EAFE (ND) Index of stocks in developed international markets returned 8.36% in U.S. dollar terms. International growth shares outperformed value. Emerging markets outperformed the more-developed regions, with the MSCI Emerging Markets Index posting a gain of 23.56%.

Commodities returned 11.82%, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM. Strong demand from emerging markets and U.S. dollar weakness were both contributing factors to higher commodity prices.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 8.01%. Fixed income investors saw positive signs in the slow pace of economic growth, combined with a subdued inflation outlook for at least the near term. Yields of short-term fixed income investments remained near record-low levels, reflecting the Federal Reserve’s monetary easing to support the fragile economic recovery. In this low-interest-rate environment, high-yield bonds drew increased attention from investors seeking incremental yield. With a return of 19.26%, as measured by the BofA Merrill Lynch U.S. High Yield Index, the high-yield market was the best-performing fixed income category.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted a return of 17.29% (Institutional, Administrative and Investor Class) for the year ended October 31, 2010. The Fund added value compared with broad market indices as all of the portfolio components posted double-digit returns and several outperformed their respective benchmarks.

Harbor International Fund, the portfolio’s biggest component, was the leading contributor to fiscal year performance. Harbor International returned 15.83%, compared with the 8.36% return by its MSCI EAFE (ND) Index benchmark. The best performer relative to its benchmark was Harbor Commodity Real Return Strategy Fund as it returned 21.29% versus the 11.82% return by its Dow Jones-UBS Commodity Index Total ReturnSM benchmark.

51

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

The highest returns in the portfolio were recorded by Harbor Small Cap Growth Fund, up 34.09%, and Harbor Small Company Value Fund, up 29.73%. Both outperformed their benchmarks by substantial margins. The fixed income funds accounted for a smaller weight in the portfolio, but each made a positive contribution to overall performance. For the fiscal year Harbor Bond Fund returned 10.62%, while Harbor High-Yield Bond Fund returned 15.67%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

52

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2010 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$15,950

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$14

a	The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Strategic Markets

Harbor International Fund	22.0%

Harbor Large Cap Value Fund	19.2%

Harbor Capital Appreciation Fund	13.1%

Harbor International Growth Fund	9.4%

Harbor Mid Cap Value Fund	8.7%

Harbor Mid Cap Growth Fund	5.9%

Harbor Small Cap Growth Fund	4.7%

Harbor Small Cap Value Fund	3.5%

Harbor Small Company Value Fund	3.5%

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	4.2%

Harbor High-Yield Bond Fund	2.8%

53

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2050 Fund
Institutional Class	17.29%	N/A	20.04%	01/02/2009	$69,845
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$69,867
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$68,998
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$57,375

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2010

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2010
Harbor Target Retirement 2050 Fund
Administrative Class	17.29%	N/A	20.04%	01/02/2009	$13,969
Investor Class	17.29%	N/A	20.04%	01/02/2009	$13,969
Comparative Indices
Russell 3000®	18.34%	2.08%	20.06%	—	$13,973
MSCI EAFE (ND)	8.36%	3.31%	19.24%	—	$13,800
Barclays Capital U.S. Aggregate Bond	8.01%	6.45%	7.81%	—	$11,475

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class), 1.06% (Administrative Class) and 1.18% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. The principal value of the Funds is not guaranteed at any time, including the target retirement date. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

a	Annualized.

54

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—October 31, 2010

HARBOR EQUITY FUNDS—90.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—58.6%
60,089	Harbor Capital Appreciation Fund	$2,087
121,093	Harbor Mid Cap Growth Fund	948
63,335	Harbor Small Cap Growth Fund	752
426,966	Harbor Large Cap Value Fund	3,070
126,923	Harbor Mid Cap Value Fund	1,396
31,217	Harbor Small Cap Value Fund	557
71,199	Harbor Small Company Value Fund	555

		9,365

HARBOR INTERNATIONAL EQUITY FUNDS—31.4%
59,374	Harbor International Fund	3,511
125,468	Harbor International Growth Fund	1,503

		5,014

TOTAL HARBOR EQUITY FUNDS (Cost $9,897)		14,379

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $379)
60,239	Harbor Commodity Real Return Strategy Fund	486

HARBOR FIXED INCOME FUNDS—7.0%

Shares		Value (000s)

39,790	Harbor High-Yield Bond Fund	$447
50,605	Harbor Bond Fund	666

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,015)		1,113

TOTAL INVESTMENTS—100.0% (Cost $11,291)		15,978

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,978

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2010 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2009 or October 31, 2010.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2010

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$14,476	$1,589	$6,181	$20,736	$3,475	$22,206	$1,148	$11,925	$784	$11,291
Investments in affiliated funds, at value	$16,121	$1,690	$6,671	$23,955	$3,810	$26,421	$1,328	$16,407	$908	$15,978
Receivables for:
Capital shares sold	8	1	3	19	53	26	3	17	4	23
Total Assets	16,129	1,691	6,674	23,974	3,863	26,447	1,331	16,424	912	16,001
LIABILITIES
Payables for:
Investments in affiliated funds purchased	8	1	3	19	53	26	3	17	4	23
Total Liabilities	8	1	3	19	53	26	3	17	4	23
NET ASSETS	$16,121	$1,690	$6,671	$23,955	$3,810	$26,421	$1,328	$16,407	$908	$15,978
Net Assets Consist of:
Paid-in capital	$13,152	$1,388	$5,601	$18,270	$3,280	$18,440	$1,090	$10,359	$730	$9,632
Undistributed/(accumulated) net investment income/(loss)	18	20	67	259	31	260	9	95	3	53
Accumulated net realized gain/(loss)	1,306	181	513	2,207	164	3,506	49	1,471	51	1,606
Unrealized appreciation/(depreciation) of investments	1,645	101	490	3,219	335	4,215	180	4,482	124	4,687
	$16,121	$1,690	$6,671	$23,955	$3,810	$26,421	$1,328	$16,407	$908	$15,978
NET ASSETS VALUE PER SHARE CLASS
Institutional Class
Net assets	$16,097	$1,664	$6,645	$23,929	$3,782	$26,393	$1,300	$16,379	$880	$15,950
Shares of beneficial interest[2]	1,415	137	542	1,969	289	2,138	96	1,371	64	1,222
Net asset value per share[1]	$11.38	$12.15	$12.26	$12.15	$13.10	$12.34	$13.55	$11.95	$13.67	$13.06
Administrative Class
Net assets	$12	$13	$13	$13	$14	$14	$14	$14	$14	$14
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$11.37	$12.14	$12.26	$12.15	$13.10	$12.34	$13.54	$11.96	$13.67	$13.06
Investor Class
Net assets	$12	$13	$13	$13	$14	$14	$14	$14	$14	$14
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$11.37	$12.14	$12.26	$12.15	$13.10	$12.34	$13.54	$11.96	$13.67	$13.06

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2010

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$370	$39	$138	$546	$61	$621	$17	$274	$9	$209
Total Investment Income	370	39	138	546	61	621	17	274	9	209
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	370	39	138	546	61	621	17	274	9	209
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	1,281	179	507	2,183	162	3,487	50	1,465	53	1,604
Distributions received from affiliated funds	101	8	28	102	9	91	1	26	—	11
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	23	(15)	92	154	154	(431)	76	679	42	531
Net gain/(loss) on investment transactions	1,405	172	627	2,439	325	3,147	127	2,170	95	2,146
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,775	$211	$765	$2,985	$386	$3,768	$144	$2,444	$104	$2,355

a	Rounds to less than $1,000

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$370	$202	$39	$14	$138	$50	$546	$251
Net realized gain/(loss) on sale of affiliated funds	1,281	774	179	48	507	226	2,183	1,242
Realized gain distributions received from affiliated funds	101	—	8	—	28	—	102	—
Net unrealized appreciation/(depreciation) on affiliated funds	23	1,622	(15)	116	92	398	154	3,065
Net increase/(decrease) in assets resulting from operations	1,775	2,598	211	178	765	674	2,985	4,558
Distributions to Shareholders
Net investment income:
Institutional Class	(448)	(182)	(39)	—	(142)	—	(615)	—
Administrative Class	—	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(772)	—	(47)	—	(225)	—	(1,241)	—
Administrative Class	(1)	—	(1)	—	(1)	—	(1)	—
Investor Class	(1)	—	—	—	(1)	—	(1)	—
Total distributions to shareholders	(1,222)	(182)	(87)	—	(369)	—	(1,858)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	(840)	13,992	141	1,247	1,486	4,115	3,505	14,765
Net increase/(decrease) in net assets	(287)	16,408	265	1,425	1,882	4,789	4,632	19,323
Net Assets
Beginning of period	16,408	—	1,425	—	4,789	—	19,323	—
End of period*	$16,121	$16,408	$1,690	$1,425	$6,671	$4,789	$23,955	$19,323
* Includes undistributed/(accumulated) net investment income/(loss) of :	$18	$20	$20	$14	$67	$50	$259	$251

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009

$61	$16	$621	$269	$17	$4	$274	$97	$9	$2	$209	$55

162	28	3,487	2,073	50	4	1,465	1,875	53	3	1,604	747

9	—	91	—	1	—	26	—	—	—	11	—

154	181	(431)	4,646	76	104	679	3,803	42	82	531	4,156

386	225	3,768	6,988	144	112	2,444	5,775	104	87	2,355	4,958

(52)	—	(700)	—	(13)	—	(295)	—	(8)	—	(219)	—
(1)	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(28)	—	(2,073)	—	(5)	—	(1,872)	—	(5)	—	(746)	—
—	—	(1)	—	—	—	(2)	—	—	—	(1)	—
—	—	(1)	—	—	—	(2)	—	—	—	(1)	—
(81)	—	(2,775)	—	(18)	—	(2,171)	—	(13)	—	(967)	—

1,626	1,654	1,709	16,731	634	456	2,140	8,219	306	424	714	8,918
1,931	1,879	2,702	23,719	760	568	2,413	13,994	397	511	2,102	13,876

1,879	—	23,719	—	568	—	13,994	—	511	—	13,876	—
$3,810	$1,879	$26,421	$23,719	$1,328	$568	$16,407	$13,994	$908	$511	$15,978	$13,876

$31	$16	$260	$269	$9	$4	$95	$97	$3	$2	$53	$55

59

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,140	$17,927	$1,412	$1,375	$3,500	$5,273	$5,130	$18,497
Reinvested distributions	1,220	182	86	—	367	—	1,856	—
Cost of shares reacquired	(4,202)	(4,137)	(1,359)	(148)	(2,383)	(1,178)	(3,483)	(3,752)
Net increase/(decrease) in net assets	$(842)	$13,972	$139	$1,227	$1,484	$4,095	$3,503	$14,745
Administrative Class
Net proceeds from sale of shares	$—	$10	$—	$10	$—	$10	$—	$10
Reinvested distributions	1	—	1	—	1	—	1	—
Net increase/(decrease) in net assets	$1	$10	$1	$10	$1	$10	$1	$10
Investor Class
Net proceeds from sale of shares	$—	$10	$—	$10	$—	$10	$—	$10
Reinvested distributions	1	—	1	—	1	—	1	—
Net increase/(decrease) in net assets	$1	$10	$1	$10	$1	$10	$1	$10
SHARES
Institutional Class:
Shares sold	196	1,878	124	138	304	522	453	2,006
Shares issued due to reinvestment of distributions	116	17	8	—	33	—	169	—
Shares reacquired	(385)	(407)	(118)	(15)	(207)	(110)	(305)	(354)
Net increase/(decrease) in shares outstanding	(73)	1,488	14	123	130	412	317	1,652
Beginning of period	1,488	—	123	—	412	—	1,652	—
End of period	1,415	1,488	137	123	542	412	1,969	1,652
Administrative Class
Shares sold	—	1	—	1	—	1	—	1
Net increase/(decrease) in shares outstanding	—	1	—	1	—	1	—	1
Beginning of period	1	—	1	—	1	—	1	—
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	1	—	1	—	1	—	1
Net increase/(decrease) in shares outstanding	—	1	—	1	—	1	—	1
Beginning of period	1	—	1	—	1	—	1	—
End of period	1	1	1	1	1	1	1	1

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

60

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009 [a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009	November 1, 2009 through October 31, 2010	January 2, 2009[a] through October 31, 2009

$1,941	$1,652	$6,375	$24,819	$651	$437	$2,039	$13,819	$451	$413	$2,991	$10,874
80	—	2,772	—	18	—	2,167	—	12	—	965	—
(397)	(18)	(7,440)	(8,108)	(35)	(1)	(2,070)	(5,620)	(157)	(9)	(3,244)	(1,976)
$1,624	$1,634	$1,707	$16,711	$634	$436	$2,136	$8,199	$306	$404	$712	$8,898

$—	$10	$—	$10	$—	$10	$—	$10	$—	$10	$—	$10
1	—	1	—	—	—	2	—	—	—	1	—
$1	$10	$1	$10	$—	$10	$2	$10	$—	$10	$1	$10

$—	$10	$—	$10	$—	$10	$—	$10	$—	$10	$—	$10
1	—	1	—	—	—	2	—	—	—	1	—
$1	$10	$1	$10	$—	$10	$2	$10	$—	$10	$1	$10

158	159	554	2,783	52	46	182	1,698	35	42	243	1,357

7	—	249	—	1	—	200	—	1	—	81	—
(33)	(2)	(654)	(794)	(3)	—	(181)	(528)	(13)	(1)	(266)	(193)

132	157	149	1,989	50	46	201	1,170	23	41	58	1,164
157	—	1,989	—	46	—	1,170	—	41	—	1,164	—
289	157	2,138	1,989	96	46	1,371	1,170	64	41	1,222	1,164

—	1	—	1	—	1	—	1	—	1	—	1

—	1	—	1	—	1	—	1	—	1	—	1
1	—	1	—	1	—	1	—	1	—	1	—
1	1	1	1	1	1	1	1	1	1	1	1

—	1	—	1	—	1	—	1	—	1	—	1

—	1	—	1	—	1	—	1	—	1	—	1
1	—	1	—	1	—	1	—	1	—	1	—
1	1	1	1	1	1	1	1	1	1	1	1

61

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.01	$10.00		$11.01	$10.00		$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.14	[a]	0.26 [a]	0.14	[a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.96	1.00		0.95	1.00		0.95	1.00
Total from investment operations	1.22	1.14		1.21	1.14		1.21	1.14
Less Distributions
Dividends from net investment income	(0.31)	(0.13)		(0.31)	(0.13)		(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.54)	—		(0.54)	—		(0.54)	—
Total distributions	(0.85)	(0.13)		(0.85)	(0.13)		(0.85)	(0.13)
Net asset value end of period	11.38	11.01		11.37	11.01		11.37	11.01
Net assets end of period (000s)	$16,097	$16,386		$12	$11		$12	$11
Ratios and Supplemental Data (%)
Total return	11.72%[b]	11.42	%b,[d]	11.62%[b]	11.42%[b,d]		11.62%[b]	11.42%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.30 [a]	1.99	[a,c]	2.29 [a]	1.66	a c	2.29 [a]	1.66	[a,c]
Portfolio turnover[g]	37	77	[d]	37	77	[d]	37	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.41	$10.00		$11.41	$10.00		$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.29 [a]	0.11	[a]	0.27 [a]	0.14	[a]	0.27 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	1.11	1.30		1.12	1.27		1.12	1.27
Total from investment operations	1.40	1.41		1.39	1.41		1.39	1.41
Less Distributions
Dividends from net investment income	(0.30)	—		(0.30)	—		(0.30)	—
Distributions from net realized capital gains[1]	(0.36)	—		(0.36)	—		(0.36)	—
Total distributions	(0.66)	—		(0.66)	—		(0.66)	—
Net asset value end of period	12.15	11.41		12.14	11.41		12.14	11.41
Net assets end of period (000s)	$1,664	$1,403		$13	$11		$13	$11
Ratios and Supplemental Data (%)
Total return	12.87%[b]	14.10%[b,d]		12.77%[b]	14.10%[b,d]		12.77%[b]	14.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.24 [a]	2.06	[a,c]	2.32 [a]	1.66	[a,c]	2.33 [a]	1.66	[a,c]
Portfolio turnover[g]	108	49	[d]	108	49	[d]	108	49	[d]

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.56	$10.00		$11.56	$10.00		$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.12	[a]	0.30 [a]	0.15	[a]	0.30 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.24	1.44		1.22	1.41		1.22	1.41
Total from investment operations	1.52	1.56		1.52	1.56		1.52	1.56
Less Distributions
Dividends from net investment income	(0.32)	—		(0.32)	—		(0.32)	—
Distributions from net realized capital gains[1]	(0.50)	—		(0.50)	—		(0.50)	—
Total distributions	(0.82)	—		(0.82)	—		(0.82)	—
Net asset value end of period	12.26	11.56		12.26	11.56		12.26	11.56
Net assets end of period (000s)	$6,645	$4,765		$13	$12		$13	$12
Ratios and Supplemental Data (%)
Total return	13.86%[b]	15.60%[b,d]		13.86%[b]	15.60%[b,d]		13.86%[b]	15.60%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.47 [a]	2.06	a c	2.49 [a]	1.75	[a,c]	2.49 [a]	1.75	[a,c]
Portfolio turnover[g]	74	63	[d]	74	63	[d]	74	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.68	$10.00		$11.68	$10.00		$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.31 [a]	0.15	[a]	0.31 [a]	0.15	[a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.28	1.53		1.28	1.53		1.28	1.53
Total from investment operations	1.59	1.68		1.59	1.68		1.59	1.68
Less Distributions
Dividends from net investment income	(0.37)	—		(0.37)	—		(0.37)	—
Distributions from net realized capital gains[1]	(0.75)	—		(0.75)	—		(0.75)	—
Total distributions	(1.12)	—		(1.12)	—		(1.12)	—
Net asset value end of period	12.15	11.68		12.15	11.68		12.15	11.68
Net assets end of period (000s)	$23,929	$19,299		$13	$12		$13	$12
Ratios and Supplemental Data (%)
Total return	14.64%[b]	16.80%[b,d]		14.65%[b]	16.80%[b,d]		14.65%[b]	16.80%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.53 [a]	2.17	[a,c]	2.58 [a]	1.77	[a,c]	2.58 [a]	1.77	[a,c]
Portfolio turnover[g]	44	56	[d]	44	56	[d]	44	56	[d]

See	page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.81	$10.00		$11.81	$10.00		$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.32 [a]	0.10	[a]	0.32 [a]	0.15	[a]	0.32 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.48	1.71		1.48	1.66		1.48	1.66
Total from investment operations	1.80	1.81		1.80	1.81		1.80	1.81
Less Distributions
Dividends from net investment income	(0.33)	—		(0.33)	—		(0.33)	—
Distributions from net realized capital gains[1]	(0.18)	—		(0.18)	—		(0.18)	—
Total distributions	(0.51)	—		(0.51)	—		(0.51)	—
Net asset value end of period	13.10	11.81		13.10	11.81		13.10	11.81
Net assets end of period (000s)	$3,782	$1,855		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	15.67%[b]	18.10%[b,d]		15.67%[b]	18.10%[b,d]		15.67%[b]	18.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.32 [a]	2.06	[a,c]	2.58 [a]	1.66	[a,c]	2.58 [a]	1.66	[a,c]
Portfolio turnover[g]	35	29	[d]	35	29	[d]	35	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.92	$10.00		$11.91	$10.00		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.30 [a]	0.14	[a]	0.30 [a]	0.13	[a]	0.30 [a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	1.50	1.78		1.51	1.78		1.51	1.78
Total from investment operations	1.80	1.92		1.81	1.91		1.81	1.91
Less Distributions
Dividends from net investment income	(0.35)	—		(0.35)	—		(0.35)	—
Distributions from net realized capital gains[1]	(1.03)	—		(1.03)	—		(1.03)	—
Total distributions	(1.38)	—		(1.38)	—		(1.38)	—
Net asset value end of period	12.34	11.92		12.34	11.91		12.34	11.91
Net assets end of period (000s)	$26,393	$23,695		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	16.35%[b]	19.20%[b,d]		16.45%[b]	19.10%[b,d]		16.45%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	2.37 [a]	1.92	[a,c]	2.40 [a]	1.51	[a,c]	2.40 [a]	1.51	[a,c]
Portfolio turnover[g]	44	66	[d]	44	66	[d]	44	66	[d]

See page 66 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.94	$10.00		$11.93	$10.00		$11.93	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.08	[a]	0.27 [a]	0.11	[a]	0.27 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	1.71	1.86		1.70	1.82		1.70	1.82
Total from investment operations	1.97	1.94		1.97	1.93		1.97	1.93
Less Distributions
Dividends from net investment income	(0.27)	—		(0.27)	—		(0.27)	—
Distributions from net realized capital gains[1]	(0.09)	—		(0.09)	—		(0.09)	—
Total distributions	(0.36)	—		(0.36)	—		(0.36)	—
Net asset value end of period	13.55	11.94		13.54	11.93		13.54	11.93
Net assets end of period (000s)	$1,300	$544		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	16.76%[b]	19.40%[b,d]		16.77%[b]	19.30%[b,d]		16.77%[b]	19.30%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	1.82 [a]	1.47	[a,c]	2.11 [a]	1.24	[a,c]	2.11 [a]	1.24	[a,c]
Portfolio turnover[g]	20	17	[d]	20	17	[d]	20	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.94	$10.00		$11.95	$10.00		$11.95	$10.00
Income from Investment Operations
Net investment income/(loss)	0.22 [a]	0.08	[a]	0.22 [a]	0.08	[a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.64	1.86		1.64	1.87		1.64	1.87
Total from investment operations	1.86	1.94		1.86	1.95		1.86	1.95
Less Distributions
Dividends from net investment income	(0.25)	—		(0.25)	—		(0.25)	—
Distributions from net realized capital gains[1]	(1.60)	—		(1.60)	—		(1.60)	—
Total distributions	(1.85)	—		(1.85)	—		(1.85)	—
Net asset value end of period	11.95	11.94		11.96	11.95		11.96	11.95
Net assets end of period (000s)	$16,379	$13,970		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	17.23%[b]	19.40%[b,d]		17.22%[b]	19.50%[b,d]		17.22%[b]	19.50%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	1.81 [a]	1.06	[a,c]	1.82 [a]	0.91	[a,c]	1.82 [a]	0.91	[a,c]
Portfolio turnover[g]	28	70	[d]	28	70	[d]	28	70	[d]

See	page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.91	$10.00		$11.91	$10.00		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.04	[a]	0.19 [a]	0.05	[a]	0.19 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.86	1.87		1.85	1.86		1.85	1.86
Total from investment operations	2.04	1.91		2.04	1.91		2.04	1.91
Less Distributions
Dividends from net investment income	(0.18)	—		(0.18)	—		(0.18)	—
Distributions from net realized capital gains[1]	(0.10)	—		(0.10)	—		(0.10)	—
Total distributions	(0.28)	—		(0.28)	—		(0.28)	—
Net asset value end of period	13.67	11.91		13.67	11.91		13.67	11.91
Net assets end of period (000s)	$880	$487		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	17.38%[b]	19.10%[b,d]		17.37%[b]	19.10%[b,d]		17.37%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	1.27 [a]	0.68	[a,c]	1.43 [a]	0.55	[a,c]	1.43 [a]	0.55	[a,c]
Portfolio turnover[g]	32	15	[d]	32	15	[d]	32	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class			Administrative Class			Investor Class
	Year Ended October 31			Year Ended October 31			Year Ended October 31
	2010	2009[e]		2010	2009[e]		2010	2009[e]
Net asset value beginning of period	$11.91	$10.00		$11.91	$10.00		$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.05	[a]	0.18 [a]	0.05	[a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.80	1.86		1.80	1.86		1.80	1.86
Total from investment operations	1.98	1.91		1.98	1.91		1.98	1.91
Less Distributions
Dividends from net investment income	(0.19)	—		(0.19)	—		(0.19)	—
Distributions from net realized capital gains[1]	(0.64)	—		(0.64)	—		(0.64)	—
Total distributions	(0.83)	—		(0.83)	—		(0.83)	—
Net asset value end of period	13.06	11.91		13.06	11.91		13.06	11.91
Net assets end of period (000s)	$15,950	$13,852		$14	$12		$14	$12
Ratios and Supplemental Data (%)
Total return	17.29%[b]	19.10%[b,d]		17.29%[b]	19.10%[b,d]		17.29%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—		0.25	0.30	[c]	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—		—	—		—	—
Ratio of net investment income to average net assets[f]	1.38 [a]	0.68	[a,c]	1.38 [a]	0.56	[a,c]	1.38 [a]	0.56	[a,c]
Portfolio turnover[g]	28	32	[d]	28	32	[d]	28	32	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratio of expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2010

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund; (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1–Quoted prices in active markets for identical securities.

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3–Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by these investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax year ended October 31, 2009), including positions expected to be taken upon filing the 2010 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2010, each Fund held less than 10% of the outstanding shares of any Underlying Fund. The Funds, in aggregate, held less than 20% of the total outstanding shares of any Underlying Fund.

68

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which will require reporting entities to make new disclosures about the purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. Management is evaluating the implications of this change and believes the impact will be limited to expanded disclosures resulting from the adoption of this update.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2010 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$5,964	$7,554
Harbor Target Retirement 2010 Fund	1,969	1,867
Harbor Target Retirement 2015 Fund	5,389	4,106
Harbor Target Retirement 2020 Fund	11,706	9,411
Harbor Target Retirement 2025 Fund	2,552	937
Harbor Target Retirement 2030 Fund	11,374	11,728
Harbor Target Retirement 2035 Fund	818	183
Harbor Target Retirement 2040 Fund	4,486	4,217
Harbor Target Retirement 2045 Fund	530	228
Harbor Target Retirement 2050 Fund	4,227	4,260

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Underlying Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. All investment transactions for the Funds are in affiliated Underlying Funds.

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the year ended October 31, 2010. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding the compensation of the Independent Trustees and certain other expenses such as extraordinary items and, for the Administrative and Investor Classes, 12b-1 fees and, for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any

69

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2010. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the year ended October 31, 2010. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2010, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
Harbor Target Retirement Income Fund	7,657
Harbor Target Retirement 2010 Fund	7,419
Harbor Target Retirement 2015 Fund	7,515
Harbor Target Retirement 2020 Fund	7,715
Harbor Target Retirement 2025 Fund	7,299
Harbor Target Retirement 2030 Fund	19,794
Harbor Target Retirement 2035 Fund	7,202
Harbor Target Retirement 2040 Fund	8,199
Harbor Target Retirement 2045 Fund	18,331
Harbor Target Retirement 2050 Fund	8,447

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2010.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2010 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Target Retirement Income Fund	$76	$(76)	$—
Harbor Target Retirement 2010 Fund	6	(6)	—
Harbor Target Retirement 2015 Fund	21	(21)	—
Harbor Target Retirement 2020 Fund	77	(77)	—
Harbor Target Retirement 2025 Fund	7	(7)	—
Harbor Target Retirement 2030 Fund	70	(70)	—
Harbor Target Retirement 2035 Fund	1	(1)	—
Harbor Target Retirement 2040 Fund	19	(19)	—
Harbor Target Retirement 2045 Fund	—	—	—
Harbor Target Retirement 2050 Fund	8	(8)	—

The tax composition of distributions for the Funds that had distributions is as follows:

	As of October 31, 2009			As of October 31, 2010
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$182	$—	$182	$1,222	$—	$1,222
Harbor Target Retirement 2010 Fund	—	—	—	87	—	87
Harbor Target Retirement 2015 Fund	—	—	—	369	—	369
Harbor Target Retirement 2020 Fund	—	—	—	1,858	—	1,858
Harbor Target Retirement 2025 Fund	—	—	—	81	—	81
Harbor Target Retirement 2030 Fund	—	—	—	2,775	—	2,775
Harbor Target Retirement 2035 Fund	—	—	—	18	—	18
Harbor Target Retirement 2040 Fund	—	—	—	2,171	—	2,171
Harbor Target Retirement 2045 Fund	—	—	—	13	—	13
Harbor Target Retirement 2050 Fund	—	—	—	967	—	967

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION —Continued

As of October 31, 2010, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$398	$926	$1,645
Harbor Target Retirement 2010 Fund	191	13	98
Harbor Target Retirement 2015 Fund	452	128	490
Harbor Target Retirement 2020 Fund	982	1,484	3,219
Harbor Target Retirement 2025 Fund	142	53	335
Harbor Target Retirement 2030 Fund	1,420	2,347	4,215
Harbor Target Retirement 2035 Fund	29	29	180
Harbor Target Retirement 2040 Fund	851	716	4,482
Harbor Target Retirement 2045 Fund	19	36	124
Harbor Target Retirement 2050 Fund	733	925	4,687

At October 31, 2010, none of the Funds had capital loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2010 are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation/	(Depreciation)
Harbor Target Retirement Income Fund	$14,476	$1,645	$—	$1,645
Harbor Target Retirement 2010 Fund	1,592	98	—	98
Harbor Target Retirement 2015 Fund	6,181	490	—	490
Harbor Target Retirement 2020 Fund	20,736	3,219	—	3,219
Harbor Target Retirement 2025 Fund	3,475	335	—	335
Harbor Target Retirement 2030 Fund	22,206	4,215	—	4,215
Harbor Target Retirement 2035 Fund	1,148	180	—	180
Harbor Target Retirement 2040 Fund	11,925	4,482	—	4,482
Harbor Target Retirement 2045 Fund	784	124	—	124
Harbor Target Retirement 2050 Fund	11,291	4,687	—	4,687

NOTE 6—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented herein.

72

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 2009 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund of the Harbor Funds at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period from January 2, 2009 (commencement of operations) through October 31, 2009 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 17, 2010

73

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,057.92
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.97
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.97
Hypothetical (5% return)		0.00		1,000.00	1,025.21

74

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Target Retirement 2010 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,056.52
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,056.57
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,056.57
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,057.81
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.81
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.81
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,057.44
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.44
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,057.44
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,053.90
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,053.90
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,053.90
Hypothetical (5% return)		0.00		1,000.00	1,025.21

75

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,051.11
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,051.11
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,051.11
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,046.33
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,045.56
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,045.56
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,040.94
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,041.81
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,041.81
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,035.61
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,035.61
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,035.61
Hypothetical (5% return)		0.00		1,000.00	1,025.21

76

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2010)	Ending Account Value (October 31, 2010)
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00		$1,000.00	$1,034.87
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,034.87
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,034.87
Hypothetical (5% return)		0.00		1,000.00	1,025.21
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include acquired fund fees and expenses.

**	Transfer agent fees and 12b-1 fees were waived for the reporting period.

77

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

Results of Proxy Voting at Special Meeting of Harbor Funds Shareholders

At a special meeting of Harbor Funds shareholders held on December 14, 2010, shareholders approved a proposal to elect the following three nominees to the Board of Trustees of Harbor Funds:

Trustee	For	Withheld	Percentage For
Raymond J. Ball	1,490,809,062	18,863,731	98.75%
Donna J. Dean	1,491,727,799	17,945,015	98.81%
Randall A. Hack	1,490,441,461	19,231,333	98.73%

Messrs. Ball and Hack served on the Board of Trustees by appointment prior to the special meeting but had not been elected by shareholders. Ms. Dean did not previously serve on the Board of Trustees. As a result of this special meeting, all Trustees currently serving on the Board of Trustees have been elected by shareholders.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

78

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2010)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer, unless otherwise noted below, is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (66) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-2006); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (75) Trustee	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

Donna J. Dean (59) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	27	None

John P. Gould (71) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); and Director of Unext.com (Internet based education company) (1999-2010).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (63) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	27	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (69) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (64)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	27	None

79

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (41) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (39) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (35) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (42) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (51) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (58) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

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Glossary—Continued

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

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Glossary—Continued

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

84

Glossary—Continued

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

85

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60606-4180

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

12/2010/100	HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.AR.T.1010

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each Howard P. Colhoun and Raymond J. Ball, both a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun and Raymond J. Ball are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2010: $ 506,500

Fiscal Year Ended October 31, 2009: $ 535,125

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2010: $ 0

Fiscal Year Ended October 31, 2009: $ 0

(c)	Tax Fees.

Fiscal Year Ended October 31, 2010: $ 221,000

Fiscal Year Ended October 31, 2009: $ 240,525

Includes fees billed in connection with tax compliance services provided to the Registrant.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2010: $ 0

Fiscal Year Ended October 31, 2009: $ 0

(e)	(1) Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 20010: $ 277,230

Fiscal Year Ended October 31, 2009: $ 335,035

Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 4th day of January, 2011 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	January 4, 2011
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Anmarie S. Kolinski	Treasurer and Chief	January 4, 2011
	Anmarie S. Kolinski	Financial Officer